UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-8399

PIMCO Variable Insurance Trust

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (949) 720-4761

Date of fiscal year end: December 31

Date of reporting period: July 1, 2004 - December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

•	PIMCO Variable Insurance Trust High Yield Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Total Return Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Real Return Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Low Duration Portfolio Administrative Class

•	PIMCO Variable Insurance Trust StocksPLUS Growth and Income Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Short-Term Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Global Bond Portfolio (Unhedged) Administrative Class

•	PIMCO Variable Insurance Trust All Asset Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Long-Term U.S. Govt. Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class

•	PIMCO Variable Insurance Trust Money Market Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Total Return II Portfolio Administrative Class

•	PIMCO Variable Insurance Trust CommodityRealReturn Portfolio Administrative Class

•	PIMCO Variable Insurance Trust All Asset Portfolio Class M

•	PIMCO Variable Insurance Trust All Asset Portfolio Advisor Class

•	PIMCO Variable Insurance Trust StocksPLUS Growth and Income Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Long-Term U.S. Government Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Money Market Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Foreign Bond Portfolio (U.S. Dollar-Hedged) Institutional Class

•	PIMCO Variable Insurance Trust Short-Term Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Real Return Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Total Return Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Total Return Portfolio II Institutional Class

•	PIMCO Variable Insurance Trust Low Duration Portfolio Institutional Class

•	PIMCO Variable Insurance Trust High Yield Portfolio Institutional Class

PIMCO VARIABLE INSURANCE TRUST

HIGH YIELD PORTFOLIO

ADMINISTRATIVE CLASS

ANNUAL REPORT

December 31, 2004

Contents
Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	3
Financial Highlights	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Schedule of Investments	8
Notes to Financial Statements	13
Federal Income Tax Information	19
Report of Independent Registered Public Accounting Firm	20
Management of the Trust	21

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

All major fixed income sectors posted gains in fourth quarter 2004, capping a year in which bonds showed late strength. The 4.34% gain of the Lehman Brothers Aggregate Bond Index for the year came despite several major headwinds. These issues included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions when 2004 began that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004. The central bank raised the federal funds rate five times during the year for a total increase of 1.25%. The most recent move came on December 14, 2004 with an increase of 0.25%, leaving the federal funds rate at 2.25% at the end of the year. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on longer maturity Treasuries decreased in 2004. The yield on the benchmark ten-year Treasury ended the year at 4.22%, which was down 0.03% for the year. However, yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The relatively steep two- to ten-year portion of the yield curve flattened during the year. The difference between yields on securities maturing in two years versus ten years narrowed from 2.43% at the end of 2003 to 1.15% at the end of 2004.

On the following pages you will find a more complete review of the Portfolio as well as details about the total return investment performance for the one-year period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2005

December 31, 2004	Annual Report	1

Important Information About the Portfolio

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Portfolio does not apply to the stability of the Portfolio.

On the performance summary page in this annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example, which appears on the Portfolio’s individual page in this annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratio may vary period to period because of various factors such as increase in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and its counsel or litigation expense].

PIMCO Variable Insurance Trust is distributed by PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2004

High Yield Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2004

                   High Yield Portfolio        Merrill Lynch U.S. High
                   Administrative Class         Yield BB-B Rated Index
                   --------------------        -----------------------
 4/30/1998             $10,000.00                     $10,000.00
 5/31/1998              10,004.15                      10,069.20
 6/30/1998              10,100.79                      10,125.99
 7/31/1998              10,195.19                      10,189.38
 8/31/1998               9,722.35                       9,738.80
 9/30/1998               9,858.37                       9,805.51
10/31/1998               9,760.49                       9,616.95
11/30/1998              10,152.30                      10,066.35
12/31/1998              10,179.70                      10,061.72
 1/31/1999              10,356.55                      10,173.11
 2/28/1999              10,278.87                      10,105.86
 3/31/1999              10,383.23                      10,219.45
 4/30/1999              10,538.77                      10,369.68
 5/31/1999              10,335.13                      10,263.49
 6/30/1999              10,330.64                      10,244.09
 7/31/1999              10,337.90                      10,259.57
 8/31/1999              10,287.93                      10,174.51
 9/30/1999              10,291.84                      10,159.15
10/31/1999              10,276.92                      10,120.95
11/30/1999              10,402.93                      10,242.72
12/31/1999              10,485.80                      10,321.37
 1/31/2000              10,419.47                      10,271.62
 2/29/2000              10,400.69                      10,276.34
 3/31/2000              10,205.34                      10,117.47
 4/30/2000              10,252.89                      10,127.39
 5/31/2000              10,226.39                      10,020.44
 6/30/2000              10,392.70                      10,239.89
 7/31/2000              10,442.65                      10,290.37
 8/31/2000              10,618.97                      10,409.22
 9/30/2000              10,589.41                      10,316.69
10/31/2000              10,396.59                      10,014.10
11/30/2000              10,161.84                       9,661.31
12/31/2000              10,395.59                       9,921.71
 1/31/2001              10,725.98                      10,541.72
 2/28/2001              10,742.42                      10,671.91
 3/31/2001              10,539.73                      10,478.10
 4/30/2001              10,417.28                      10,372.28
 5/31/2001              10,515.80                      10,530.35
 6/30/2001              10,354.20                      10,285.94
 7/31/2001              10,513.74                      10,438.89
 8/31/2001              10,607.23                      10,530.03
 9/30/2001              10,155.11                       9,893.80
10/31/2001              10,449.80                      10,215.54
11/30/2001              10,677.79                      10,550.72
12/31/2001              10,640.03                      10,457.45
 1/31/2002              10,681.87                      10,508.69
 2/28/2002              10,602.78                      10,411.70
 3/31/2002              10,700.71                      10,636.17
 4/30/2002              10,813.76                      10,776.04
 5/31/2002              10,751.31                      10,755.46
 6/30/2002              10,184.61                       9,973.96
 7/31/2002               9,566.13                       9,585.88
 8/31/2002               9,965.67                       9,888.50
 9/30/2002               9,673.14                       9,738.20
10/31/2002               9,743.99                       9,649.39
11/30/2002              10,350.91                      10,210.50
12/31/2002              10,513.49                      10,322.00
 1/31/2003              10,787.52                      10,553.21
 2/28/2003              10,944.54                      10,675.31
 3/31/2003              11,175.85                      10,917.21
 4/30/2003              11,740.29                      11,443.53
 5/31/2003              11,846.33                      11,519.98
 6/30/2003              12,076.15                      11,816.38
 7/31/2003              11,811.03                      11,620.23
 8/31/2003              11,994.42                      11,753.51
 9/30/2003              12,263.43                      12,045.24
10/31/2003              12,478.03                      12,265.31
11/30/2003              12,588.52                      12,421.93
12/31/2003              12,915.58                      12,690.50
 1/31/2004              13,015.53                      12,854.33
 2/29/2004              12,970.21                      12,882.22
 3/31/2004              13,046.18                      12,996.36
 4/30/2004              12,928.07                      12,886.54
 5/31/2004              12,767.40                      12,679.97
 6/30/2004              12,931.76                      12,840.75
 7/31/2004              13,136.78                      13,042.99
 8/31/2004              13,409.47                      13,285.33
 9/30/2004              13,596.08                      13,464.68
10/31/2004              13,867.59                      13,702.07
11/30/2004              13,970.76                      13,785.79
12/31/2004              14,147.87                      13,950.80

à$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2004

		1 Year	5 Years*	Since Inception*
	High Yield Portfolio Administrative Class (Inception 04/30/98)	9.54%	6.17%	5.34%
- - - - - - -	Merrill Lynch U.S. High Yield BB-B Rated Index	9.93%	6.21%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

SECTOR BREAKDOWN‡

Corporate Bonds & Notes	79.1%
Sovereign Issues	7.4%
Short-Term Instruments	5.4%
Other	8.1%

‡% of Total Investments as of December 31, 2004

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,094.00	$1,021.37
Expenses Paid During Period†	$3.95	$3.81

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The High Yield Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities rated below investment grade but rated at least Caa by Moody’s or CCC by S&P (subject to a maximum of 5% of total assets in securities rated Caa by Moody’s or CCC by S&P), or, if unrated, determined by PIMCO to be of comparable quality.

•	The Portfolio’s Administrative Class shares returned 9.54% for the 12-month period ended December 31, 2004, underperforming the 9.93% return of the Merrill Lynch U.S. High Yield BB-B Rated Index.

•	Exposure to BBB-rated issues hurt performance as these bonds, as a whole, underperformed the high yield market by nearly 5%.

•	As consumer cyclical bonds underperformed, particularly in the second half of the year led by the retail sector, an underweight to this sector was positive for the Portfolio’s performance.

•	Within the energy sector, an emphasis on pipelines, which outperformed the broad high yield market by nearly 3%, contributed to returns.

•	The transportation sector, led by airlines, was the worst performer for the entire year. An underweight to airlines and a focus on higher quality issues was a boost to relative performance.

•	The Portfolio’s underweight to metals and mining, the top-performing broad high yield sector, was a detriment to performance.

•	As telecom bonds underperformed most other sectors of the high yield market for the year, an overweight to the sector was a negative for performance.

•	Exposure to emerging market sovereign bonds, which outperformed high yield bonds, was a significant contributor. Brazil, one of our core emerging market holdings, returned over 14% for the year.

December 31, 2004	Annual Report	3

Financial Highlights

High Yield Portfolio (Administrative Class)

Selected Per Share Data for the Year Ended:	12/31/2004	12/31/2003	12/31/2002		12/31/2001		12/31/2000

Net asset value beginning of period	$8.19	$7.17	$7.88		$8.33		$9.18
Net investment income*(a)	0.53	0.55	0.59		0.64		0.77
Net realized/unrealized gain (loss) on investments*(a)	0.22	1.04	(0.70)		(0.45)		(0.85)
Total income (loss) from investment operations	0.75	1.59	(0.11)		0.19		(0.08)
Dividends from net investment income	(0.54)	(0.57)	(0.60)		(0.64)		(0.77)
Distributions from net realized capital gains	0.00	0.00	0.00		0.00		0.00
Total distributions	(0.54)	(0.57)	(0.60)		(0.64)		(0.77)
Net asset value end of year	$8.40	$8.19	$7.17		$7.88		$8.33
Total return	9.54%	22.85%	(1.19)%		2.35%		(0.86)%
Net assets end of year (000s)	$414,062	$955,599	$481,473		$264,718		$169,557
Ratio of net expenses to average net assets	0.75%	0.75%	0.75	%(b)	0.75	%(b)	0.75%
Ratio of net investment income to average net assets*	6.48%	7.14%	8.14%		7.88%		8.81%
Portfolio turnover rate	97%	97%	102%		129%		59%

*	As a result of a change in generally accepted accounting principles, the Portfolio has reclassified periodic payments made or received for certain derivative instruments, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. The effects of these reclassifications are noted in the Notes to Financials.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.76%.

4	Annual Report	December 31, 2004	See accompanying notes

Statement of Assets and Liabilities

High Yield Portfolio

December 31, 2004

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$410,299
Cash	654
Foreign currency, at value	54
Receivable for investments sold	164
Unrealized appreciation on forward foreign currency contracts	78
Receivable for Portfolio shares sold	43
Interest and dividends receivable	7,879
Variation margin receivable	63
Unrealized appreciation on swap agreements	209
419,443

Liabilities:

Payable for investments purchased	$2,699
Unrealized depreciation on forward foreign currency contracts	97
Written options outstanding	841
Payable for Portfolio shares redeemed	766
Accrued investment advisory fee	92
Accrued administration fee	129
Accrued servicing fee	46
Swap premiums received	366
Unrealized depreciation on swap agreements	2
5,038

Net Assets	$414,405

Net Assets Consist of:

Paid in capital	$407,231
(Overdistributed) net investment income	(1,095)
Accumulated undistributed net realized gain	(10,829)
Net unrealized appreciation	19,098
$414,405

Net Assets:

Institutional Class	$343
Administrative Class	414,062

Shares Issued and Outstanding:

Institutional Class	41
Administrative Class	49,301

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$8.40
Administrative Class	8.40

Cost of Investments Owned	$390,995
Cost of Foreign Currency Held	$53

See accompanying notes	December 31, 2004	Annual Report	5

Statement of Operations

High Yield Portfolio

Amounts in thousands
Year Ended December 31, 2004
Investment Income:

Interest	$40,140
Dividends	425
Miscellaneous income	101
Total Income	40,666

Expenses:

Investment advisory fees	1,407
Administration fees	1,970
Servicing fees - Administrative Class	844
Trustees’ fees	11
Interest expense	13
Total Expenses	4,245

Net Investment Income	36,421

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	32,884
Net realized gain on futures contracts, options, and swaps	3,629
Net realized gain on foreign currency transactions	269
Net change in unrealized (depreciation) on investments	(39,183)
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(1,477)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	625
Net (Loss)	(3,253)

Net Increase in Net Assets Resulting from Operations	$33,168

6	Annual Report	December 31, 2004	See accompanying notes

Statements of Changes in Net Assets

High Yield Portfolio

Amounts in thousands
	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$36,421	$51,650
Net realized gain	36,782	15,242
Net change in unrealized appreciation (depreciation)	(40,035)	74,319
Net increase resulting from operations	33,168	141,211

Distributions to Shareholders:

From net investment income
Institutional Class	(14)	(1)
Administrative Class	(36,826)	(52,189)

Total Distributions	(36,840)	(52,190)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	298	0
Administrative Class	225,123	820,631

Issued as reinvestment of distributions
Institutional Class	14	1
Administrative Class	33,322	52,190

Cost of shares redeemed
Institutional Class	(7)	0
Administrative Class	(796,285)	(487,714)
Net increase (decrease) resulting from Portfolio share transactions	(537,535)	385,108

Total Increase (Decrease) in Net Assets	(541,207)	474,129

Net Assets:

Beginning of period	955,612	481,483
End of period*	$414,405	$955,612

*Including (overdistributed) net investment income of:	$(1,095)	$(2,484)

See accompanying notes	December 31, 2004	Annual Report	7

Schedule of Investments

High Yield Portfolio

December 31, 2004

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 78.3%
Banking & Finance 6.7%
AES Red Oak LLC
8.540% due 11/30/2019	$328	$369
Affinia Group, Inc.
9.000% due 11/30/2014	300	314
BCP Caylux Holdings Luxembourg SCA
9.625% due 06/15/2014	1,950	2,208
Bluewater Finance Ltd.
10.250% due 02/15/2012	1,675	1,838
Bombardier Capital, Inc.
7.090% due 03/30/2007 (h)	1,000	1,015
Borden US Finance Corp.
9.000% due 07/15/2014	200	223
Cedar Brakes II LLC
9.875% due 09/01/2013	555	665
Eircom Funding
8.250% due 08/15/2013	800	888
Ferrellgas Escrow LLC
6.750% due 05/01/2014	400	413
Forest City Enterprises, Inc.
7.625% due 06/01/2015	425	453
JET Equipment Trust
10.000% due 06/15/2012 (a)	800	540
7.630% due 08/15/2012 (a)	403	278
JSG Funding PLC
9.625% due 10/01/2012	1,840	2,061
K&F Acquisition, Inc.
7.750% due 11/15/2014	1,000	1,037
Kraton Polymers LLC
8.125% due 01/15/2014	950	995
Mizuho JGB Investment LLC
9.870% due 06/30/2008 (b)	1,575	1,844
Mizuho Preferred Capital Co. LLC
8.790% due 12/29/2049 (b)	700	793
Pemex Project Funding Master Trust
7.375% due 12/15/2014	350	390
Qwest Capital Funding, Inc.
7.750% due 02/15/2031	140	123
Refco Finance Holdings LLC
9.000% due 08/01/2012	775	852
Riggs Capital Trust
8.625% due 12/31/2026	150	154
Riggs Capital Trust II
8.875% due 03/15/2027	550	564
8.875% due 03/15/2027	950	974
Rotech Healthcare, Inc.
9.500% due 04/01/2012	2,325	2,569
Standard Aero Holdings, Inc.
8.250% due 09/01/2014	350	380
Targeted Return Index Securities Trust
7.956% due 08/01/2015 (b)	2,837	3,108
UGS Corp.
10.000% due 06/01/2012	375	428
Universal City Development Partners
11.750% due 04/01/2010	1,100	1,305
Ventas Capital Corp.
8.750% due 05/01/2009	825	929

		27,710

Industrials 54.1%
Abitibi-Consolidated, Inc.
6.950% due 12/15/2006	700	730
6.950% due 04/01/2008	250	259
5.250% due 06/20/2008	375	369
8.550% due 08/01/2010	350	381
7.750% due 06/15/2011	1,000	1,055
6.000% due 06/20/2013	400	383
8.850% due 08/01/2030	1,453	1,468
AES Ironwood LLC
8.857% due 11/30/2025	1,628	1,864
Ahold Finance USA, Inc.
8.250% due 07/15/2010	1,650	1,877

Alderwoods Group, Inc.
7.750% due 09/15/2012	$350	$380
Allied Waste North America, Inc.
8.875% due 04/01/2008	600	645
6.375% due 04/15/2011	700	681
9.250% due 09/01/2012	1,200	1,305
7.875% due 04/15/2013	550	566
American Media Operations, Inc.
10.250% due 05/01/2009	1,900	2,012
American Tower Corp.
7.125% due 10/15/2012	1,000	1,027
American Towers, Inc.
7.250% due 12/01/2011	1,200	1,278
AmeriGas Partners LP
10.000% due 04/15/2006	120	130
8.830% due 04/19/2010	488	585
8.875% due 05/20/2011	200	219
Arco Chemical Co.
10.250% due 11/01/2010	50	58
ArvinMeritor, Inc.
6.625% due 06/15/2007	250	262
8.750% due 03/01/2012	1,875	2,175
Aviall, Inc.
7.625% due 07/01/2011	650	695
Boise Cascade Corp.
7.000% due 11/01/2013	900	1,038
Boise Cascade LLC
7.125% due 10/15/2014	175	186
Boyd Gaming Corp.
7.750% due 12/15/2012	900	987
Cablevision Systems Corp.
8.000% due 04/15/2012	1,000	1,072
Caesars Entertainment, Inc.
9.375% due 02/15/2007	1,475	1,630
7.875% due 03/15/2010	600	679
8.125% due 05/15/2011	2,000	2,320
7.000% due 04/15/2013	1,400	1,550
CanWest Media, Inc.
10.625% due 05/15/2011	1,645	1,855
8.000% due 09/15/2012	512	552
CCO Holdings LLC
8.750% due 11/15/2013	3,500	3,631
Cenveo Corp.
9.625% due 03/15/2012	1,000	1,102
CF Cable TV, Inc.
9.125% due 07/15/2007	500	516
Chesapeake Energy Corp.
7.500% due 06/15/2014	1,000	1,097
6.375% due 06/15/2015	1,300	1,342
Choctaw Resort Development Enterprise
7.250% due 11/15/2019	400	406
Colorado Interstate Gas Co.
6.850% due 06/15/2037	200	211
Commonwealth Brands, Inc.
9.750% due 04/15/2008	650	686
10.625% due 09/01/2008	850	897
Continental Airlines, Inc.
7.461% due 04/01/2015	81	78
7.373% due 12/15/2015	312	263
6.545% due 02/02/2019	169	168
Crown Castle International Corp.
9.375% due 08/01/2011	380	427
10.750% due 08/01/2011	950	1,035
Crown European Holdings S.A.
9.500% due 03/01/2011	2,025	2,319
10.875% due 03/01/2013	1,450	1,722
CSC Holdings, Inc.
8.125% due 07/15/2009	250	275
8.125% due 08/15/2009	2,305	2,533
7.625% due 04/01/2011	1,000	1,082
6.750% due 04/15/2012	1,250	1,294
Delhaize America, Inc.
8.125% due 04/15/2011	2,000	2,341

Delta Air Lines, Inc.
7.379% due 05/18/2010	$274	$271
7.570% due 11/18/2010	950	938
Dex Media West LLC
8.500% due 08/15/2010	2,400	2,682
9.875% due 08/15/2013	1,862	2,155
Dimon, Inc.
7.750% due 06/01/2013	150	158
DirecTV Holdings LLC
8.375% due 03/15/2013	1,375	1,549
Dobson Communications Corp.
8.875% due 10/01/2013	400	283
Dresser, Inc.
9.375% due 04/15/2011	2,850	3,135
Dresser-Rand Group, Inc.
7.375% due 11/01/2014	450	461
Dura Operating Corp.
8.625% due 04/15/2012	1,325	1,385
Dynegy Danskammer & Roseton LLC
7.270% due 11/08/2010	1,775	1,797
7.670% due 11/08/2016	2,400	2,310
EchoStar DBS Corp.
5.750% due 10/01/2008	2,800	2,849
El Paso CGP Co.
7.500% due 08/15/2006	1,200	1,275
6.500% due 06/01/2008	250	254
7.625% due 09/01/2008	750	787
7.750% due 06/15/2010	250	262
9.625% due 05/15/2012	200	223
7.750% due 10/15/2035	400	375
El Paso Corp.
7.000% due 05/15/2011	100	102
7.875% due 06/15/2012	2,155	2,265
7.375% due 12/15/2012	300	305
7.800% due 08/01/2031	700	675
El Paso Production Holding Co.
7.750% due 06/01/2013	1,750	1,842
Encore Acquisition Co.
6.250% due 04/15/2014	550	555
Equistar Chemicals LP
10.125% due 09/01/2008	545	631
8.750% due 02/15/2009	2,535	2,852
10.625% due 05/01/2011	400	466
Evergreen Resources, Inc.
5.875% due 03/15/2012	125	131
Exco Resources, Inc.
7.250% due 01/15/2011	500	537
Extendicare Health Services, Inc.
9.500% due 07/01/2010	800	900
Ferrellgas Partners LP
6.990% due 08/01/2005 (h)	1,000	1,016
8.870% due 08/01/2009 (h)	1,200	1,368
Fisher Scientific International, Inc.
8.000% due 09/01/2013	650	741
Foundation PA Coal Co.
7.250% due 08/01/2014	175	187
Freescale Semiconductor, Inc.
4.820% due 07/15/2009 (b)	375	392
7.125% due 07/15/2014	250	272
Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011	2,250	2,520
Gazprom International S.A.
9.625% due 03/01/2013	870	1,036
Georgia-Pacific Corp.
8.000% due 01/15/2024	3,750	4,369
8.875% due 05/15/2031	650	816
Greif, Inc.
8.875% due 08/01/2012	400	447
Hanover Compressor Co.
9.000% due 06/01/2014	500	559
Hanover Equipment Trust
8.500% due 09/01/2008	2,300	2,484

8	Annual Report	December 31, 2004	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

HCA, Inc.
7.875% due 02/01/2011	$950	$1,048
6.300% due 10/01/2012	350	356
6.250% due 02/15/2013	2,350	2,374
6.750% due 07/15/2013	2,075	2,160
6.375% due 01/15/2015	300	302
HealthSouth Corp.
8.375% due 10/01/2011	425	443
7.625% due 06/01/2012	1,100	1,111
Herbst Gaming, Inc.
7.000% due 11/15/2014	500	509
Horizon Lines LLC
9.000% due 11/01/2012	2,050	2,214
Host Marriott Corp.
7.875% due 08/01/2008	262	271
Host Marriott LP
9.500% due 01/15/2007	250	275
9.250% due 10/01/2007	1,200	1,344
7.000% due 08/15/2012	450	478
IMC Global, Inc.
10.875% due 06/01/2008	34	41
Ingles Markets, Inc.
8.875% due 12/01/2011	1,000	1,075
Insight Midwest LP
9.750% due 10/01/2009	695	731
9.750% due 10/01/2009	900	947
10.500% due 11/01/2010	915	1,006
Invensys PLC
9.875% due 03/15/2011	650	702
ISP Chemco, Inc.
10.250% due 07/01/2011	1,465	1,663
JC Penney Co., Inc.
8.000% due 03/01/2010	1,000	1,148
Jefferson Smurfit Corp.
8.250% due 10/01/2012	500	548
7.500% due 06/01/2013	500	536
Johnsondiversey, Inc.
9.625% due 05/15/2012	390	438
K2, Inc.
7.375% due 07/01/2014	1,150	1,265
Legrand Holding S.A.
10.500% due 02/15/2013	1,085	1,291
Legrand S.A.
8.500% due 02/15/2025	550	652
Lyondell Chemical Co.
9.875% due 05/01/2007	140	147
Mandalay Resort Group
6.500% due 07/31/2009	750	795
9.375% due 02/15/2010	1,900	2,223
6.375% due 12/15/2011	800	840
7.625% due 07/15/2013	200	220
MCI, Inc.
6.908% due 05/01/2007	800	821
6.688% due 05/01/2009	5,020	5,208
7.735% due 05/01/2014	275	296
Mediacom Broadband LLC
11.000% due 07/15/2013	2,240	2,419
Meritor Automotive, Inc.
6.800% due 02/15/2009	250	264
MGM Mirage, Inc.
6.000% due 10/01/2009	850	876
6.000% due 10/01/2009	325	335
8.375% due 02/01/2011	2,050	2,322
Nalco Co.
7.750% due 11/15/2011	1,550	1,682
Newpark Resources, Inc.
8.625% due 12/15/2007	890	906
Norampac, Inc.
6.750% due 06/01/2013	1,650	1,745
Northwest Airlines, Inc.
6.810% due 02/01/2020	850	796
Owens-Brockway Glass Container, Inc.
8.875% due 02/15/2009	550	600
7.750% due 05/15/2011	150	163

8.750% due 11/15/2012	$2,025	$2,293
8.250% due 05/15/2013	850	939
6.750% due 12/01/2014	1,000	1,015
PacifiCare Health Systems, Inc.
10.750% due 06/01/2009	417	484
Peabody Energy Corp.
6.875% due 03/15/2013	2,350	2,556
Plains Exploration & Production Co.
7.125% due 06/15/2014	1,625	1,779
Premcor Refining Group, Inc.
6.750% due 02/01/2011	1,000	1,083
Premier Entertainment Biloxi LLC
10.750% due 02/01/2012	750	823
Primedia, Inc.
7.625% due 04/01/2008	350	356
7.086% due 05/15/2010 (b)	150	160
8.000% due 05/15/2013	835	863
Quebecor Media, Inc.
11.125% due 07/15/2011	1,400	1,607
Qwest Corp.
7.250% due 02/15/2011	2,400	2,472
8.875% due 03/15/2012	1,650	1,914
7.500% due 02/15/2014	3,200	3,248
Rayovac Corp.
8.500% due 10/01/2013	850	948
Rogers Cablesystems, Inc.
10.000% due 03/15/2005	235	239
6.750% due 03/15/2015	225	231
Roundy’s, Inc.
8.875% due 06/15/2012	1,900	2,085
Royal Caribbean Cruises Ltd.
6.875% due 12/01/2013	1,000	1,085
Safety-Kleen Services
9.250% due 06/01/2008 (a)	1,450	5
SESI LLC
8.875% due 05/15/2011	1,115	1,227
Sinclair Broadcast Group, Inc.
8.750% due 12/15/2011	920	1,006
8.000% due 03/15/2012	795	849
Six Flags, Inc.
9.750% due 04/15/2013	1,025	1,046
Smurfit-Stone Container Enterprises, Inc.
9.750% due 02/01/2011	525	578
8.375% due 07/01/2012	650	712
Sonal, Inc.
7.625% due 07/15/2011	2,650	2,756
SPX Corp.
6.250% due 06/15/2011	700	742
7.500% due 01/01/2013	775	845
Starwood Hotels & Resorts Worldwide, Inc.
7.375% due 05/01/2007	550	589
7.875% due 05/01/2012	1,900	2,180
Station Casinos, Inc.
6.000% due 04/01/2012	925	947
6.500% due 02/01/2014	300	310
Stone Container Finance
7.375% due 07/15/2014	625	669
Superior Essex Communications
9.000% due 04/15/2012	500	518
Tenet Healthcare Corp.
6.375% due 12/01/2011	800	746
6.500% due 06/01/2012	125	116
7.375% due 02/01/2013	3,000	2,925
9.875% due 07/01/2014	700	767
Tenneco Automotive, Inc.
10.250% due 07/15/2013	1,600	1,896
8.625% due 11/15/2014	525	549
Time Warner Telecom, Inc.
9.750% due 07/15/2008	950	967
10.125% due 02/01/2011	500	494
Toys “R” Us, Inc.
7.625% due 08/01/2011	900	900
7.875% due 04/15/2013	550	549

Triad Hospitals, Inc.
7.000% due 05/15/2012	$500	$529
7.000% due 11/15/2013	1,050	1,079
Trinity Industries, Inc.
6.500% due 03/15/2014	900	905
TRW Automotive, Inc.
9.375% due 02/15/2013	1,625	1,893
United Airlines, Inc.
6.201% due 09/01/2008 (a)	225	205
7.730% due 07/01/2010 (a)	800	711
7.186% due 04/01/2011 (a)	196	178
6.602% due 09/01/2013 (a)	500	470
US Airways Group, Inc.
9.625% due 09/01/2024 (a)	16	0
Valero Energy Corp.
7.800% due 06/14/2010	400	439
Vintage Petroleum, Inc.
7.875% due 05/15/2011	1,000	1,070
8.250% due 05/01/2012	790	875
Westlake Chemical Corp.
8.750% due 07/15/2011	260	295
Williams Cos., Inc.
7.625% due 07/15/2019	3,200	3,536
7.875% due 09/01/2021	2,800	3,136
8.750% due 03/15/2032	1,000	1,154
Wynn Las Vegas LLC
6.625% due 12/01/2014	1,100	1,095
Young Broadcasting, Inc.
8.500% due 12/15/2008	924	993
10.000% due 03/01/2011	580	622

		224,154

Utilities 17.5%
AES Corp.
9.375% due 09/15/2010	300	350
8.875% due 02/15/2011	1,275	1,463
8.750% due 05/15/2013	2,850	3,253
American Cellular Corp.
10.000% due 08/01/2011	1,600	1,380
AT&T Corp.
9.050% due 11/15/2011	3,925	4,538
9.750% due 11/15/2031	625	749
Cincinnati Bell, Inc.
7.250% due 07/15/2013	1,825	1,884
8.375% due 01/15/2014	900	916
Citizens Communications Co.
6.250% due 01/15/2013	2,000	2,025
CMS Energy Corp.
7.000% due 01/15/2005	1,950	1,950
8.900% due 07/15/2008	100	111
7.500% due 01/15/2009	2,200	2,354
7.750% due 08/01/2010	2,200	2,417
Gaz Capital S.A.
8.625% due 04/28/2034	175	206
Homer City Funding LLC
8.734% due 10/01/2026	999	1,169
IPALCO Enterprises, Inc.
8.375% due 11/14/2008	1,050	1,187
8.625% due 11/14/2011	490	551
Midwest Generation LLC
8.560% due 01/02/2016	5,375	6,047
8.750% due 05/01/2034	2,550	2,907
MSW Energy Holdings LLC
7.375% due 09/01/2010	650	686
Nevada Power Co.
5.875% due 01/15/2015	200	203
Nextel Communications, Inc.
9.500% due 02/01/2011	1	1
6.875% due 10/31/2013	2,750	2,998
5.950% due 03/15/2014	500	520
7.375% due 08/01/2015	1,875	2,072
Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,208
NRG Energy, Inc.
8.000% due 12/15/2013	2,550	2,792

See accompanying notes	December 31, 2004	Annual Report	9

Schedule of Investments (Cont.)

High Yield Portfolio

December 31, 2004

Principal
Amount	Value
(000s)	(000s)

PSEG Energy Holdings LLC
7.750% due 04/16/2007	$700	$744
8.625% due 02/15/2008	850	937
10.000% due 10/01/2009	690	819
8.500% due 06/15/2011	2,175	2,493
Qwest Capital Funding, Inc.
7.900% due 08/15/2010	1,200	1,218
7.250% due 02/15/2011	2,600	2,561
Qwest Services Corp.
14.000% due 12/15/2010	3,000	3,623
Reliant Energy, Inc.
9.250% due 07/15/2010	1,975	2,212
9.500% due 07/15/2013	850	970
6.750% due 12/15/2014	1,000	999
Rogers Wireless Communications, Inc.
7.250% due 12/15/2012	150	160
8.000% due 12/15/2012	900	956
6.375% due 03/01/2014	350	348
7.500% due 03/15/2015	375	398
Rural Cellular Corp.
8.250% due 03/15/2012	950	1,009
South Point Energy
8.400% due 05/30/2012	1,591	1,520
TECO Energy, Inc.
10.500% due 12/01/2007	1,900	2,199
7.500% due 06/15/2010	1,650	1,832
Texas Genco LLC
6.875% due 12/15/2014	700	727
Time Warner Telecom Holdings, Inc.
9.250% due 02/15/2014	500	513
Triton PCS, Inc.
8.500% due 06/01/2013	575	558

		72,733

Total Corporate Bonds & Notes (Cost $308,771)		324,597

MUNICIPAL BONDS & NOTES 0.2%

New Jersey State Tobacco Securitization Agency Revenue Bonds, Series 2003
6.375% due 06/01/2032	650	629

Total Municipal Bonds & Notes (Cost $624)		629

MORTGAGE-BACKED SECURITIES 0.2%

Continental Airlines, Inc.
6.920% due 04/02/2013 (h)	815	815

Total Mortgage-Backed Securities (Cost $733)		815

ASSET-BACKED SECURITIES 4.3%

Allegheny Energy, Inc.
5.010% due 03/08/2011 (b)	287	293
5.060% due 03/08/2011 (b)	143	146
5.060% due 03/08/2011 (b)	674	686
5.160% due 03/08/2011 (b)	307	312
Brenntag AG
4.730% due 02/28/2012 (b)	1,250	1,261
Centennial Communications
4.920% due 01/20/2011 (b)	754	765
4.920% due 01/20/2011 (b)	71	72
5.150% due 01/20/2011 (b)	31	31
5.380% due 01/20/2011 (b)	38	38
El Paso Corp.
5.188% due 11/22/2009 (b)	1,250	1,263
5.188% due 11/22/2009 (b)	750	756
General Growth Properties
4.530% due 11/12/2007 (b)	1,500	1,501
4.530% due 11/12/2008 (b)	500	502
Headwaters, Inc.
5.330% due 04/30/2011 (b)	1,958	1,986

Inmarsat Ventures PLC
5.502% due 10/10/2010 (b)		$549	$552
5.502% due 10/10/2010 (b)		1	1
6.002% due 10/10/2011 (b)		549	554
6.002% due 10/10/2011 (b)		2	3
Invensys PLC
5.477% due 09/30/2009 (b)		30	31
5.477% due 09/30/2009 (b)		366	372
6.757% due 12/30/2009 (b)		900	927
Midwest Generation LLC
4.570% due 04/27/2011 (b)		1,000	1,016
4.731% due 04/27/2011 (b)		358	363
5.256% due 04/27/2011 (b)		490	498
PanAmSat Corp.
4.630% due 08/20/2009 (b)		324	326
4.630% due 08/20/2009 (b)		676	679
Qwest Corp.
7.390% due 06/30/2007 (b)		1,850	1,932
Tucson Electric Power Co.
2.450% due 03/30/2009 (b)		1,000	1,009

Total Asset-Backed Securities (Cost $17,714)			17,875

SOVEREIGN ISSUES 7.3%

Republic of Brazil
3.063% due 04/15/2006 (b)		792	794
11.000% due 01/11/2012		800	975
3.125% due 04/15/2012 (b)		88	85
10.250% due 06/17/2013		200	236
8.000% due 04/15/2014		9,275	9,551
8.250% due 01/20/2034		1,100	1,074
Republic of Guatemala
9.250% due 08/01/2013		1,075	1,232
Republic of Panama
9.625% due 02/08/2011		1,725	2,044
9.375% due 07/23/2012		375	446
8.875% due 09/30/2027		1,050	1,160
Republic of Peru
9.125% due 01/15/2008		600	685
9.125% due 02/21/2012		2,050	2,398
9.875% due 02/06/2015		775	953
4.500% due 03/07/2017 (b)		600	566
5.000% due 03/07/2017 (b)		220	212
Republic of Ukraine
11.000% due 03/15/2007		285	306
6.875% due 03/04/2011		500	513
7.650% due 06/11/2013		775	831
Russian Federation
8.250% due 03/31/2010		1,000	1,112
11.000% due 07/24/2018		750	1,053
5.000% due 03/31/2030 (b)		3,885	4,023

Total Sovereign Issues (Cost $28,453)			30,249

FOREIGN CURRENCY-DENOMINATED ISSUES (i) 1.9%

Aspropulsion Capital BV
9.625% due 10/01/2013	EC	200	316
BCP Caylux Holdings Luxembourg S.A.
10.375% due 06/15/2014		300	476
Cirsa Finance Luxembourg S.A.
8.000% due 05/15/2014		50	76
8.750% due 05/15/2014		100	153
El Paso Corp.
5.750% due 03/14/2006		700	978
Johnsondiversey, Inc.
9.625% due 05/15/2012		350	538
JSG Funding PLC
10.125% due 10/01/2012		650	1,016
Koninklijke Hoogovens NV
5.625% due 06/24/2008	NG	1,800	1,188
Kronos International, Inc.
8.875% due 06/30/2009	EC	300	443

Lighthouse International Co. S.A.
8.000% due 04/30/2014	EC	1,770	$2,490

Total Foreign Currency-Denominated Issues (Cost $6,009)			7,674

COMMON STOCKS 0.0%
	Shares
Communications 0.0%
Dobson Communications Corp. (c)		85,601	147

Total Common Stocks (Cost $564)			147

CONVERTIBLE PREFERRED STOCK 0.0%

Dobson Communications Corp.
6.000% due 08/19/2016		650	42

Total Convertible Preferred Stock (Cost $109)			42

CONVERTIBLE BONDS & NOTES 0.8%
	Principal Amount (000s)
Industrials 0.2%
Dimon, Inc.
6.250% due 03/31/2007		$850	833

Utilities 0.6%
AES Corp.
4.500% due 08/15/2005		1,500	1,515
Nextel Communications, Inc.
5.250% due 01/15/2010		350	360
Rogers Communications, Inc.
2.000% due 11/26/2005		665	657

			2,532

Total Convertible Bonds & Notes (Cost $3,238)			3,365

PREFERRED SECURITY 0.6%

Fresenius Medical Care Capital Trust II
7.875% due 02/01/2008		2,050	2,230

Total Preferred Security (Cost $2,172)			2,230

PREFERRED STOCK 0.1%
	Shares
Fannie Mae
7.000% due 12/31/2049 (b)		10,000	570

Total Preferred Stock (Cost $500)			570

SHORT-TERM INSTRUMENTS 5.3%
	Principal Amount (000s)
Commercial Paper 4.6%
Fannie Mae
2.203% due 02/23/2005		$200	199
2.221% due 02/23/2005		1,600	1,595
2.110% due 03/01/2005		900	897
2.285% due 03/09/2005		2,000	1,991
2.230% due 03/15/2005		1,400	1,393
2.390% due 03/16/2005		300	299
2.390% due 04/15/2005		1,300	1,291
General Electric Capital Corp.
2.420% due 03/11/2005		500	498
HBOS Treasury Services PLC
2.000% due 02/02/2005		400	399
Rabobank USA Financial Corp.
2.170% due 01/03/2005		200	200

10	Annual Report	December 31, 2004	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

UBS Finance, Inc.
2.390% due 01/05/2005	$5,300	$5,299
1.930% due 01/24/2005	900	899
1.940% due 01/25/2005	4,000	3,995
2.070% due 02/28/2005	300	299

		19,254

Repurchase Agreement 0.5%
State Street Bank
1.900% due 01/03/2005	1,857	1,857

(Dated 12/31/2004. Collateralized by Freddie Mac 1.500% due 08/15/2005 valued at $1,895. Repurchase proceeds are $1,857.)
U.S. Treasury Bill 0.2%
2.203% due 03/17/2005 (d)(e)	1,000	995

Total Short-Term Instruments (Cost $22,108)		22,106

Total Investments 99.0%		$410,299
(Cost $390,995)
Written Options (g) (0.2%)		(841)
(Premiums $783)
Other Assets and Liabilities (Net) 1.2%		4,947

Net Assets 100.0%		$414,405

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Security is in default.

(b) Variable rate security.

(c) Non-income producing security.

(d) Securities with an aggregate market value of $248 have been pledged as collateral for swap and swaption contracts at December 31, 2004.

(e) Securities with an aggregate market value of $747 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
Eurodollar June Long Futures	06/2005	68	$(120)
Eurodollar September Long Futures	09/2005	88	(142)
Euribor Purchased Put Options Strike @ 89.000	03/2005	310	(4)
U.S. Treasury 10-Year Note Long Futures	03/2005	189	(81)

			$(347)

(f) Swap agreements outstanding at December 31, 2004:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation
Bank of America	3-month USD-LIBOR	Receive	5.000%	06/15/2015	$4,250	$19
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	5.000%	06/15/2015	2,200	10
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	5.000%	06/15/2015	2,800	21
Morgan Stanley Dean Witter & Co.	3-month USD-LIBOR	Receive	5.000%	06/15/2015	6,650	38

						$88

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bear Stearns & Co., Inc.	MCI, Inc. 6.688% due 05/01/2009	Sell	1.750%	09/20/2005	$2,000	$20
Bear Stearns & Co., Inc.	AT&T Corp. 7.300% due 11/15/2011	Sell	1.520%	12/20/2007	1,000	29
Credit Suisse First Boston	MCI, Inc. 7.735% due 05/01/2014	Sell	1.150%	12/20/2005	1,000	9
Credit Suisse First Boston	Nextel Communications, Inc. 7.375% due 08/01/2015	Sell	1.320%	12/20/2007	1,000	30
Lehman Brothers, Inc.	General Motors Corp. 7.100% due 03/15/2006	Sell	0.820%	12/20/2005	2,000	(2)
Merrill Lynch & Co., Inc.	TECO Energy, Inc. 7.500% due 06/15/2010	Sell	1.680%	12/20/2009	1,000	33

						$119

See accompanying notes	December 31, 2004	Annual Report	11

Schedule of Investments (Cont.)

High Yield Portfolio

December 31, 2004

(g) Premiums received on written options:
Name of Issuer		Exercise Price		Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Note March Futures		$114.000		02/18/2005	105	$47	$25
Put - CBOT U.S. Treasury Note March Futures		109.000		02/18/2005	105	46	18

						$93	$43

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.000	%**	01/07/2005	9,100	$215	$376
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	7.000	%*	01/07/2005	9,100	190	0
Call - OTC 7-Year Interest Rate Swap	Wachovia Bank N.A.	5.500	%**	01/07/2005	5,900	285	422

						$690	$798

* The Portfolio will pay a floating rate based on 3-month USD-LIBOR.
** The Portfolio will receive a floating rate based on 3-month USD-LIBOR.

(h) Restricted security as of December 31, 2004:
Issuer Description	Coupon Rate	Maturity Date		Acquisition Date	Cost as of December 31, 2004	Market Value as of December 31, 2004	Market Value as Percentage of Net Assets
Bombardier Capital, Inc.	7.090%	03/30/2007		08/11/2003	$1,006	$1,015	0.24%
Continental Airlines, Inc.	6.920%	04/02/2013		07/01/2003	733	815	0.20%
Ferrellgas Partners LP	6.990%	08/01/2005		06/30/2003	994	1,016	0.25%
Ferrellgas Partners LP	8.870%	08/01/2009		06/30/2003	1,322	1,368	0.33%

					$4,055	$4,214	1.02%

(i) Forward foreign currency contracts outstanding at December 31, 2004:
Type	Currency	Principal Amount Covered by Contract		Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EC	214		01/2005	$7	$0	$7
Sell		5,778		01/2005	0	(97)	(97)
Buy	JY	167,529		01/2005	71	0	71

					$78	$(97)	$(19)

12	Annual Report	December 31, 2004	See accompanying notes

Notes to Financial Statements

December 31, 2004

1. Organization

The High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

December 31, 2004	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2004

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Currency symbols utilized throughout reports are defined as follows:

EC	-	Euro
JY	-	Japanese Yen
NG	-	Netherlands Guilder

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Loan Agreements. The Portfolio may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the end of the period, the Portfolio had no unfunded loan commitments.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

14	Annual Report	December 31, 2004

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted Securities. The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage their exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. There was no effect on the portfolio’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period. Reclassification from net investment income to net realized gain/loss and net change in unrealized gain/loss in the Statement of Operations and Statement of Changes in Net Assets is as follows:

	12/31/2004	12/31/2003	12/31/2002
Net Investment Income Increase (Decrease)	$(565,101)	$(526,777)	$(443,767)
Net Realized Gain/Loss Increase	622,601	505,063	397,202
Net Change in Unrealized Gain/Loss Increase (Decrease)	(57,500)	21,714	46,565

The effect of the reclassification on the Financial Highlights is as follows:

	12/31/2004	12/31/2003	12/31/2002
Net Investment Income (Decrease)	$(0.01)	$(0.01)	$(0.01)
Net Realized/Unrealized Gain (Loss) on Investments Increase	0.01	0.01	0.01
Ratio of Net investment Income to Average Net Assets (Decrease)	(0.10)%	(0.07)%	(0.13)%

There were no reclassifications for the years ended December 31, 2000 and December 31, 2001.

December 31, 2004	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2004

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.35%.

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ending December 31, 2004, each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2004 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$4,988	$4,961	$493,232	$964,132

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2003	$1,902
Sales	1,054
Closing Buys	(418)
Expirations	(1,755)
Exercised	0
Balance at 12/31/2004	$783

6. In-Kind Transactions

For the year ended December 31, 2004, the Portfolio realized gains and losses from in-kind redemptions of approximately (amounts in thousands) as follows:

Realized Gains	Realized Losses
$ 28,563	$ (4,953)

16	Annual Report	December 31, 2004

7. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2004		Year Ended 12/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	38	$298	0	$0
Administrative Class	27,559	225,123	106,916	820,631

Issued as reinvestment of distributions

Institutional Class	2	14	1	1
Administrative Class	4,089	33,322	6,690	52,190

Cost of shares redeemed

Institutional Class	(1)	(7)	0	0
Administrative Class	(98,992)	(796,285)	(64,075)	(487,714)

Net increase (decrease) resulting from Portfolio share transactions	(67,305)	$(537,535)	49,532	$385,108

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	96
Administrative Class	3	89	*

*	Allianz Life Insurance Co., an indirect wholly owned subsidiary of Allianz Global Investors of America L.P. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

8. Federal Income Tax Matters

As of December 31, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(2)	Post-October Deferral
$ 0	$0	$(1,008)	$0	$(10,995)	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, foreign currency transactions, swap contracts, amortization of swap premiums and tax straddle deferrals.

(2)	Capital loss carryover which expires in December 31, 2010 may be limited under current tax laws.

As of December 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)
$ 391,122	$22,069	$(2,892)	$19,177

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

December 31, 2004	Annual Report	17

Notes to Financial Statements (Cont.)

December 31, 2004

For the fiscal year ended December 31, 2004, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
$ 36,840	$0	$0

The net realized gain from in-kind redemptions in the Portfolio has been reclassified from accumulated undistributed net capital gains to paid-in-capital to more appropriately conform financial accounting to tax accounting. See Note 6 to Financial Statements.

9. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”), PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust (in their capacity as Trustees of the PIMS or MMS Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

18	Annual Report	December 31, 2004

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the calendar year was designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2004:

High Yield Portfolio	1.07%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

High Yield Portfolio	1.06%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

December 31, 2004	Annual Report	19

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Shareholders of the High Yield Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the High Yield Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2005

20	Annual Report	December 31, 2004

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (45) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

R. Wesley Burns* (45) President and Trustee	08/1997 to present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Managing Director, PIMCO.	79	None

Non-Interested Trustees

E. Philip Cannon (64) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series.	111	None

Vern O. Curtis (70) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	79	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (65) Trustee	05/2000 to present	Private Investor and Business Advisor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Director, Freedom Communications; Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	79	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	79	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an "interested person" of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

December 31, 2004	Annual Report	21

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (41)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (34) Chief Compliance Officer	07/2004 to present	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (60)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (41)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (59)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
Henrik P. Larsen (34)	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President
Michael J. Willemsen (44) Vice President	08/1997 to present (since 02/2002 as Vice President )	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (58)	08/1997 to present	Specialist, PIMCO.
Secretary
John P. Hardaway (47)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (35)	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.
Assistant Treasurer

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

22	Annual Report	December 31, 2004

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Portfolio’s voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling the Portfolio at 1-800-927-4648, visiting our website at http://www.pimco.com and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio is available by calling the Portfolio at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Portfolio’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling the Portfolio at 1-800-927-4648 or visiting our website at http://www.pimco.com. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

TOTAL RETURN PORTFOLIO

ADMINISTRATIVE CLASS

ANNUAL REPORT

December 31, 2004

Contents
Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	3
Financial Highlights	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Schedule of Investments	8
Notes to Financial Statements	12
Federal Income Tax Information	19
Report of Independent Registered Public Accounting Firm	20
Management of the Trust	21

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

All major fixed income sectors posted gains in fourth quarter 2004, capping a year in which bonds showed late strength. The 4.34% gain of the Lehman Brothers Aggregate Bond Index for the year came despite several major headwinds. These issues included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions when 2004 began that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004. The central bank raised the federal funds rate five times during the year for a total increase of 1.25%. The most recent move came on December 14, 2004 with an increase of 0.25%, leaving the federal funds rate at 2.25% at the end of the year. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on longer maturity Treasuries decreased in 2004. The yield on the benchmark ten-year Treasury ended the year at 4.22%, which was down 0.03% for the year. However, yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The relatively steep two- to ten-year portion of the yield curve flattened during the year. The difference between yields on securities maturing in two years versus ten years narrowed from 2.43% at the end of 2003 to 1.15% at the end of 2004.

On the following pages you will find a more complete review of the Portfolio as well as details about the total return investment performance for the one-year period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2005

December 31, 2004	Annual Report	1

Important Information About the Portfolio

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Portfolio does not apply to the stability of the Portfolio.

On the performance summary page in this annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example, which appears on the Portfolio’s individual page in this annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratio may vary period to period because of various factors such as increase in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and its counsel or litigation expense].

PIMCO Variable Insurance Trust is distributed by PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2004

Total Return Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2004

             Total Return Portfolio       Lehman Brothers
              Administrative Class     Aggregate Bond Index
             ----------------------    --------------------
12/31/1997        $10,000.00                 $10,000.00
 1/31/1998         10,101.54                  10,128.38
 2/28/1998         10,058.54                  10,120.30
 3/31/1998         10,080.77                  10,155.53
 4/30/1998         10,124.12                  10,208.54
 5/31/1998         10,221.60                  10,305.38
 6/30/1998         10,301.75                  10,392.78
 7/31/1998         10,354.89                  10,414.88
 8/31/1998         10,546.49                  10,584.38
 9/30/1998         10,860.89                  10,832.22
10/31/1998         10,820.42                  10,774.95
11/30/1998         10,805.59                  10,836.10
12/31/1998         10,861.50                  10,868.68
 1/31/1999         10,907.08                  10,946.26
 2/28/1999         10,640.82                  10,755.17
 3/31/1999         10,769.41                  10,814.77
 4/30/1999         10,753.77                  10,849.03
 5/31/1999         10,660.39                  10,754.00
 6/30/1999         10,667.91                  10,719.74
 7/31/1999         10,611.37                  10,674.11
 8/31/1999         10,595.77                  10,668.78
 9/30/1999         10,754.54                  10,792.53
10/31/1999         10,842.80                  10,832.35
11/30/1999         10,828.72                  10,831.58
12/31/1999         10,798.15                  10,779.35
 1/31/2000         10,712.94                  10,744.05
 2/29/2000         10,756.38                  10,873.98
 3/31/2000         10,959.27                  11,017.23
 4/30/2000         10,909.44                  10,985.69
 5/31/2000         10,959.18                  10,980.65
 6/30/2000         11,161.26                  11,209.10
 7/31/2000         11,250.47                  11,310.85
 8/31/2000         11,419.14                  11,474.78
 9/30/2000         11,451.46                  11,546.92
10/31/2000         11,520.02                  11,623.33
11/30/2000         11,727.45                  11,813.39
12/31/2000         11,894.60                  12,032.53
 1/31/2001         11,999.08                  12,229.30
 2/28/2001         12,139.44                  12,335.84
 3/31/2001         12,224.41                  12,397.77
 4/30/2001         12,104.15                  12,346.26
 5/31/2001         12,159.52                  12,420.84
 6/30/2001         12,199.95                  12,467.69
 7/31/2001         12,588.52                  12,746.43
 8/31/2001         12,732.69                  12,892.48
 9/30/2001         12,861.18                  13,042.65
10/31/2001         13,108.26                  13,315.63
11/30/2001         12,950.50                  13,132.03
12/31/2001         12,890.74                  13,048.54
 1/31/2002         13,052.29                  13,154.23
 2/28/2002         13,196.65                  13,281.70
 3/31/2002         12,995.19                  13,060.75
 4/30/2002         13,234.05                  13,314.03
 5/31/2002         13,316.86                  13,427.15
 6/30/2002         13,318.61                  13,543.25
 7/31/2002         13,349.96                  13,706.67
 8/31/2002         13,595.84                  13,938.49
 9/30/2002         13,714.95                  14,163.83
10/31/2002         13,666.24                  14,099.32
11/30/2002         13,766.60                  14,095.57
12/31/2002         14,059.30                  14,386.72
 1/31/2003         14,117.10                  14,399.01
 2/28/2003         14,317.39                  14,598.24
 3/31/2003         14,314.46                  14,586.99
 4/30/2003         14,467.56                  14,707.36
 5/31/2003         14,715.96                  14,981.58
 6/30/2003         14,690.65                  14,951.81
 7/31/2003         14,175.52                  14,449.18
 8/31/2003         14,320.41                  14,545.03
 9/30/2003         14,688.29                  14,930.02
10/31/2003         14,582.28                  14,790.88
11/30/2003         14,611.00                  14,826.24
12/31/2003         14,767.80                  14,977.12
 1/31/2004         14,876.35                  15,097.64
 2/29/2004         15,037.91                  15,261.00
 3/31/2004         15,161.34                  15,375.39
 4/30/2004         14,826.41                  14,975.29
 5/31/2004         14,760.74                  14,915.34
 6/30/2004         14,825.29                  14,999.62
 7/31/2004         14,980.34                  15,148.31
 8/31/2004         15,263.13                  15,437.30
 9/30/2004         15,283.61                  15,479.16
10/31/2004         15,438.52                  15,608.94
11/30/2004         15,363.19                  15,484.44
12/31/2004         15,489.92                  15,626.94

à$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2004

		1 Year	5 Years*	Since Inception*
	Total Return Portfolio Administrative Class (Inception 12/31/97)	4.89%	7.48%	6.45%
- - - - - - -	Lehman Brothers Aggregate Bond Index	4.34%	7.71%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

SECTOR BREAKDOWN‡

Short-Term Instruments	54.9%
U.S. Government Agencies	19.4%
U.S. Treasury Obligations	7.4%
Asset-Backed Securities	7.3%
Corporate Bonds & Notes	3.8%
Other	7.2%

‡% of Total Investments as of December 31, 2004

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,044.80	$1,021.87
Expenses Paid During Period†	$3.34	$3.30

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Total Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

•	The Portfolio’s Administrative Class shares outperformed the Lehman Brothers Aggregate Bond Index for the 12-month period ended December 31, 2004, returning 4.89% versus 4.34% for the Index.

•	Below-Index duration in the U.S. was negative during the year, as U.S. rates fell slightly in the intermediate and long part of the yield curve.

•	Exposure to European duration added value as these yields fell.

•	Forward exposure to short maturity rates added value during the year; these yields rose less than markets expected as the Federal Reserve began its tightening cycle.

•	Underweighting mortgage securities hurt returns, as low volatility and strong bank demand supported these assets.

•	The Portfolio’s underweight to corporate bonds was negative for returns, as investors around the world were drawn to corporates for their extra yield.

•	A tactical allocation to real return bonds added value; TIPS outperformed nominals as real yields fell.

•	Holdings of municipal bonds helped returns, as demand from retail and insurance companies remained strong.

•	Emerging market investments were positive, as fundamentals such as trade surpluses and currency reserves continued to improve.

•	The Portfolio’s Yen and emerging market currency positions helped returns, as the U.S. dollar fell amid concern about the U.S. trade deficit.

December 31, 2004	Annual Report	3

Financial Highlights

Total Return Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2004	12/31/2003	12/31/2002		12/31/2001		12/31/2000

Net asset value beginning of period	$10.36	$10.23	$9.89		$9.77		$9.45
Net investment income*(a)	0.19	0.25	0.41		0.45		0.62
Net realized/unrealized gain on investments*(a)	0.31	0.26	0.47		0.35		0.30
Total income from investment operations	0.50	0.51	0.88		0.80		0.92
Dividends from net investment income	(0.20)	(0.30)	(0.41)		(0.49)		(0.60)
Distributions from net realized capital gains	(0.15)	(0.08)	(0.13)		(0.19)		0.00
Total distributions	(0.35)	(0.38)	(0.54)		(0.68)		(0.60)
Net asset value end of year	$10.51	$10.36	$10.23		$9.89		$9.77
Total return	4.89%	5.04%	9.07%		8.37%		10.15%
Net assets end of year (000s)	$2,352,679	$1,908,336	$1,161,299		$332,823		$55,533
Ratio of net expenses to average net assets	0.65%	0.65%	0.65	%(b)	0.65	%(b)	0.65	%(b)
Ratio of net investment income to average net assets*	1.79%	2.45%	4.07%		4.55%		6.46%
Portfolio turnover rate	373%	193%	222%		217%		415%

*	As a result of a change in generally accepted accounting principles, the Portfolio has reclassified periodic payments made or received for certain derivative instruments, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. The effects of these reclassifications are noted in the Notes to Financials.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.66%.

4	Annual Report	December 31, 2004	See accompanying notes

Statement of Assets and Liabilities

Total Return Portfolio

December 31, 2004

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$2,295,501
Repurchase agreement, at value	477,097
Cash	3
Foreign currency, at value	3,946
Receivable for investments sold	20
Receivable for investments sold on a delayed delivery basis	16,448
Unrealized appreciation on forward foreign currency contracts	2,412
Receivable for Portfolio shares sold	3,663
Interest and dividends receivable	7,227
Variation margin receivable	2,704
Swap premiums paid	3,590
Unrealized appreciation on swap agreements	5,617
2,818,228

Liabilities:

Payable for investments purchased	$337,866
Payable for investments purchased on a delayed delivery basis	5,328
Unrealized depreciation on forward foreign currency contracts	243
Payable for short sale	16,615
Written options outstanding	784
Payable for Portfolio shares redeemed	29,685
Dividends payable	911
Accrued investment advisory fee	546
Accrued administration fee	546
Accrued servicing fee	289
Variation margin payable	60
Swap premiums received	7,125
Unrealized depreciation on swap agreements	1,905
401,903

Net Assets	$2,416,325

Net Assets Consist of:

Paid in capital	$2,349,333
Undistributed net investment income	31,409
Accumulated undistributed net realized gain	11,948
Net unrealized appreciation	23,635
$2,416,325

Net Assets:

Institutional Class	$63,646
Administrative Class	2,352,679

Shares Issued and Outstanding:

Institutional Class	6,053
Administrative Class	223,739

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.51
Administrative Class	10.51

Cost of Investments Owned	$2,280,176
Cost of Repurchase Agreement	477,097
Cost of Foreign Currency Held	$3,862

See accompanying notes	December 31, 2004	Annual Report	5

Statement of Operations

Total Return Portfolio

Amounts in thousands
Year Ended December 31, 2004
Investment Income:

Interest	$53,645
Dividends	503
Miscellaneous income	6
Total Income	54,154

Expenses:

Investment advisory fees	5,555
Administration fees	5,555
Servicing fees - Administrative Class	3,235
Trustees’ fees	35
Total Expenses	14,380

Net Investment Income	39,774

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	23,447
Net realized gain on futures contracts, options, and swaps	53,173
Net realized gain on foreign currency transactions	448
Net change in unrealized (depreciation) on investments	(7,531)
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(6,138)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	2,326
Net Gain	65,725

Net Increase in Net Assets Resulting from Operations	$105,499

6	Annual Report	December 31, 2004	See accompanying notes

Statements of Changes in Net Assets

Total Return Portfolio

Amounts in thousands
	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$39,774	$40,936
Net realized gain	77,068	19,113
Net change in unrealized appreciation (depreciation)	(11,343)	16,279
Net increase resulting from operations	105,499	76,328

Distributions to Shareholders:

From net investment income
Institutional Class	(1,315)	(2,155)
Administrative Class	(40,727)	(44,938)

From net realized capital gains
Institutional Class	(936)	(652)
Administrative Class	(34,065)	(14,348)

Total Distributions	(77,043)	(62,093)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	74,797	76,213
Administrative Class	631,588	979,977

Issued as reinvestment of distributions
Institutional Class	2,251	2,807
Administrative Class	61,234	48,536

Cost of shares redeemed
Institutional Class	(89,784)	(50,575)
Administrative Class	(276,093)	(295,164)
Net increase resulting from Portfolio share transactions	403,993	761,794

Total Increase in Net Assets	432,449	776,029

Net Assets:

Beginning of period	1,983,876	1,207,847
End of period*	$2,416,325	$1,983,876

*Including undistributed net investment income of:	$31,409	$7,646

See accompanying notes	December 31, 2004	Annual Report	7

Schedule of Investments

Total Return Portfolio

December 31, 2004

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 4.4%
Banking & Finance 2.1%
Atlas Reinsurance II PLC
4.415% due 01/07/2005 (a)	$1,250	$1,251
Ford Motor Credit Co.
2.425% due 06/30/2005 (a)	5,200	5,198
7.600% due 08/01/2005	2,400	2,456
3.240% due 11/16/2006 (a)	4,600	4,597
General Motors Acceptance Corp.
3.329% due 10/20/2005 (a)	900	904
2.990% due 04/13/2006 (a)	19,900	19,837
3.185% due 05/18/2006 (a)	2,600	2,589
Pemex Project Funding Master Trust
8.000% due 11/15/2011	100	115
8.625% due 02/01/2022	1,200	1,399
Phoenix Quake Ltd.
4.470% due 07/03/2008 (a)	800	828
Phoenix Quake Wind Ltd.
4.470% due 07/03/2008 (a)	800	828
5.520% due 07/03/2008 (a)	400	332
Premium Asset Trust
2.815% due 09/08/2007 (a)	100	95
Residential Reinsurance Ltd.
7.350% due 06/08/2006 (a)	8,100	7,900
UFJ Finance Aruba AEC
6.750% due 07/15/2013	2,300	2,567
Vita Capital Ltd.
3.356% due 01/01/2007 (a)	500	502

		51,398

Industrials 1.4%
DaimlerChrysler North America Holding Corp.
3.349% due 09/26/2005 (a)	5,000	5,024
2.960% due 05/24/2006 (a)	6,050	6,082
El Paso Corp.
6.750% due 05/15/2009	6,000	6,120
7.875% due 06/15/2012	6,600	6,938
7.800% due 08/01/2031	1,500	1,448
ITT Corp.
6.750% due 11/15/2005	250	258
United Airlines, Inc.
8.030% due 07/01/2011 (b)	465	79
6.071% due 03/01/2013 (b)	6,902	6,282
2.020% due 03/02/2049 (a)(b)	1,458	1,245

		33,476

Utilities 0.9%
AEP Texas Central Co.
3.540% due 02/15/2005 (a)	900	900
Entergy Gulf States, Inc.
6.000% due 12/01/2012	6,500	6,814
Pacific Gas & Electric Co.
2.720% due 04/03/2006 (a)	12,719	12,730
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	657	647

		21,091

Total Corporate Bonds & Notes		105,965
(Cost $103,223)

MUNICIPAL BONDS & NOTES 1.6%

Badger Tobacco Asset Securitization Corp., Wisconsin Revenue Bonds, Series 2002
6.000% due 06/01/2017	3,700	3,704

California State Polytechnic University Revenue Bonds, Series 1972
5.000% due 07/01/2012	4,700	5,243

California State Tobacco Securitization Agency Revenue Bonds, Series 2003-A1
6.250% due 06/01/2033	2,900	2,907

Durham County, North Carolina General Obligation Bonds, Series 2002
5.000% due 04/01/2017	5,465	5,927

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
4.375% due 06/01/2019	$4,870	$4,861

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
6.750% due 06/01/2039	5,450	5,457

New Jersey Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2037	1,530	1,398

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2004
5.000% due 11/01/2013	700	776

New York State Environmental Facilities Corporate Revenue Bonds, Series 2002
8.020% due 06/15/2023 (a)	850	964

South San Antonio, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2004
5.000% due 08/15/2029	3,150	3,334

University of Texas Revenue Bonds, Series 2003
5.000% due 08/15/2033	1,200	1,226

Wisconsin State General Obligation Bonds, (MBIA Insured), Series 2004
5.000% due 05/01/2011	2,300	2,538

Total Municipal Bonds & Notes		38,335
(Cost $37,432)

U.S. GOVERNMENT AGENCIES 22.2%

Fannie Mae
2.767% due 03/25/2044 (a)	14,441	14,451
2.995% due 09/01/2040 (a)	165	169
4.154% due 10/01/2032 (a)	2,526	2,563
4.244% due 11/01/2025 (a)	4	4
4.297% due 11/01/2035 (a)	498	507
4.552% due 09/01/2039 (a)	232	245
4.802% due 12/01/2036 (a)	4,416	4,491
5.000% due 01/01/2018-01/13/2035 (d)	316,858	317,115
5.063% due 09/01/2034 (a)	4,666	4,679
5.500% due 04/01/2014-01/13/2035 (d)	126,714	130,068
6.000% due 04/01/2013-05/01/2033 (d)	14,383	15,082
6.500% due 06/01/2029-11/01/2034 (d)	680	714
7.000% due 04/25/2023	5,298	5,624
Federal Housing Administration
7.430% due 01/25/2023	277	280
Freddie Mac
2.852% due 11/15/2030 (a)	88	89
2.902% due 09/15/2030 (a)	70	70
3.675% due 07/01/2027 (a)	6	7
4.238% due 01/01/2028 (a)	6	6
5.000% due 10/01/2018-11/01/2018 (d)	5,639	5,733
5.500% due 03/15/2015	27	27
6.000% due 07/01/2016-04/01/2033 (d)	8,523	8,837
6.250% due 08/25/2022	581	583
6.500% due 04/15/2029	657	685
7.000% due 06/15/2023	3,549	3,756
7.500% due 07/15/2030	95	99
7.829% due 07/01/2030 (a)	4	4
8.500% due 08/01/2024	33	36
Government National Mortgage Association
2.750% due 02/20/2032 (a)	2,662	2,676
2.810% due 06/20/2030 (a)	6	6
2.910% due 09/20/2030 (a)	68	68
3.375% due 04/20/2026-05/20/2030 (a)(d)	273	277
3.500% due 07/20/2030 (a)	37	37

4.000% due 10/20/2029-11/20/2029 (a)(d)	$792	$809
7.500% due 11/20/2029	425	453
Small Business Administration
5.130% due 09/01/2023	95	98
6.030% due 02/10/2012	11,948	12,488
6.290% due 01/01/2021	290	311
6.344% due 08/01/2011	1,879	1,980
7.449% due 08/01/2010	45	49
7.500% due 04/01/2017	1,912	2,066
8.017% due 02/10/2010	298	324

Total U.S. Government Agencies		537,566
(Cost $535,660)

U.S. TREASURY OBLIGATIONS 8.5%

Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007 (f)	482	511
3.625% due 01/15/2008	11,935	13,004
3.875% due 01/15/2009	39,228	43,980
4.250% due 01/15/2010	12,481	14,482
0.875% due 04/15/2010	40,308	39,928
3.500% due 01/15/2011	18,647	21,183
3.375% due 01/15/2012	1,398	1,591
3.000% due 07/15/2012	14,652	16,355
1.875% due 07/15/2013	1,247	1,283
2.000% due 07/15/2014	31,396	32,402
U.S. Treasury Bond
8.875% due 02/15/2019	3,700	5,324
U.S. Treasury Notes
2.500% due 09/30/2006	11,800	11,702
3.500% due 11/15/2009	4,300	4,281

Total U.S. Treasury Obligations (Cost $203,081)		206,026

MORTGAGE-BACKED SECURITIES 2.6%

Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	3,540	3,648
5.599% due 10/20/2032 (a)	586	594
6.500% due 09/25/2033	1,238	1,260
Bear Stearns Adjustable Rate Mortgage Trust
3.859% due 11/25/2030 (a)	20	20
5.261% due 10/25/2032 (a)	160	160
5.351% due 01/25/2033 (a)	1,209	1,226
5.643% due 01/25/2033 (a)	495	495
5.112% due 03/25/2033 (a)	2,649	2,669
4.909% due 01/25/2034 (a)	7,070	7,122
Countrywide Home Loans, Inc.
2.688% due 05/25/2034 (a)	5,431	5,389
CS First Boston Mortgage Securities Corp.
6.224% due 04/25/2032 (a)	65	66
6.248% due 06/25/2032 (a)	944	954
5.687% due 10/25/2032 (a)	456	459
First Nationwide Trust
6.750% due 08/21/2031	171	174
Indymac Adjustable Rate Mortgage Trust
6.593% due 01/25/2032 (a)	28	28
Prime Mortgage Trust
2.817% due 02/25/2019 (a)	636	637
2.817% due 02/25/2034 (a)	2,608	2,613
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	3,008	3,098
5.583% due 09/25/2032 (a)	188	188
SACO I, Inc.
2.607% due 07/25/2019 (a)	13,084	12,953
Structured Asset Mortgage Investments, Inc.
2.740% due 09/19/2032 (a)	997	993
Structured Asset Securities Corp.
7.000% due 02/25/2016	5	5
2.867% due 06/25/2017 (a)	777	778
6.112% due 02/25/2032 (a)	65	65
6.150% due 07/25/2032 (a)	215	217
2.471% due 01/25/2033 (a)	216	217
Superannuation Members Home Loans Global Fund
2.745% due 06/15/2026 (a)	131	131

8	Annual Report	December 31, 2004	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

Torrens Trust
2.662% due 07/15/2031 (a)	$681	$682
Washington Mutual Mortgage Securities Corp.
5.144% due 10/25/2032 (a)	851	863
3.671% due 01/25/2041 (a)	17	17
2.922% due 08/25/2042 (a)	14,910	15,048

Total Mortgage-Backed Securities (Cost $62,903)		62,769

ASSET-BACKED SECURITIES 8.4%

ACE Securities Corp.
2.757% due 06/25/2032 (a)	88	88
Ameriquest Mortgage Securities, Inc.
2.587% due 11/25/2034 (a)	11,818	11,818
Amortizing Residential Collateral Trust
2.688% due 06/25/2032 (a)	1,213	1,214
2.737% due 07/25/2032 (a)	894	894
Argent Securities, Inc.
2.597% due 11/25/2034 (a)	6,891	6,891
CDC Mortgage Capital Trust
2.707% due 01/25/2033 (a)	507	507
Centex Home Equity
2.517% due 03/25/2034 (a)	5,555	5,559
Conseco Finance Corp.
2.772% due 12/15/2029 (a)	212	213
Countrywide Asset-Backed Certificates
2.567% due 12/25/2022 (a)	14,210	14,210
2.291% due 08/25/2023 (a)	1,670	1,671
Credit-Based Asset Servicing & Securitization LLC
2.547% due 09/25/2021 (a)	12,274	12,282
2.667% due 09/25/2033 (a)	3,480	3,483
EMC Mortgage Loan Trust
2.787% due 05/25/2040 (a)	1,471	1,473
Equity One ABS, Inc.
2.527% due 07/25/2034 (a)	13,238	13,247
Fremont Home Loan Trust
2.567% due 07/25/2034 (a)	5,282	5,281
GRMT II Mortgage Loan Trust
2.660% due 06/20/2032 (a)	39	39
GSAMP Trust
2.607% due 10/25/2033 (a)	8,623	8,626
HFC Home Equity Loan Asset-Backed Certificates
2.760% due 10/20/2032 (a)	5,367	5,376
Home Equity Mortgage Trust
2.567% due 12/25/2034 (a)	9,646	9,653
Household Mortgage Loan Trust
2.710% due 05/20/2032 (a)	323	324
Impac CMB Trust
2.667% due 04/25/2034 (a)	5,782	5,790
Irwin Home Equity Loan Trust
2.707% due 06/25/2029 (a)	138	138
Irwin Low Balance Home Equity Loan Trust
2.792% due 06/25/2021 (a)	8	8
Long Beach Mortgage Loan Trust
2.567% due 02/25/2024 (a)	7,653	7,660
2.817% due 03/25/2033 (a)	3,881	3,888
Morgan Stanley Dean Witter Capital I, Inc.
2.747% due 07/25/2032 (a)	240	240
Nelnet Student Loan Trust
2.017% due 04/25/2011 (a)	6,800	6,798
Park Place Securities, Inc.
2.617% due 08/25/2034 (a)	8,582	8,587
Sears Credit Account Master Trust
2.502% due 02/18/2009 (a)	20,800	20,811
2.532% due 08/18/2009 (a)	23,100	23,132
2.782% due 11/17/2009 (a)	21,465	21,493
Wells Fargo Home Equity Trust
2.577% due 06/25/2019 (a)	2,304	2,306

Total Asset-Backed Securities (Cost $203,675)		203,700

SOVEREIGN ISSUES 3.0%

Republic of Brazil
3.063% due 04/15/2006 (a)	$1,752	$1,756
11.500% due 03/12/2008	2,300	2,710
3.125% due 04/15/2009 (a)	216	215
8.299% due 06/29/2009 (a)	100	118
11.000% due 01/11/2012	2,840	3,462
3.125% due 04/15/2012 (a)	9,794	9,389
3.125% due 04/15/2012 (a)	265	254
8.000% due 04/15/2014	3,231	3,327
Republic of Panama
9.625% due 02/08/2011	800	948
9.375% due 01/16/2023	330	383
8.875% due 09/30/2027	5,200	5,746
Republic of Peru
9.125% due 02/21/2012	1,400	1,638
9.875% due 02/06/2015	5,100	6,273
Republic of South Africa
9.125% due 05/19/2009	500	592
Russian Federation
5.000% due 03/31/2030 (a)	14,400	14,910
United Mexican States
9.875% due 02/01/2010	100	123
8.375% due 01/14/2011	300	353
6.375% due 01/16/2013	930	993
11.375% due 09/15/2016	900	1,331
8.125% due 12/30/2019	4,200	4,939
8.300% due 08/15/2031	10,300	12,097

Total Sovereign Issues (Cost $65,933)		71,557

PURCHASED CALL OPTIONS 0.0%
	# of Contracts

U.S. Treasury Bond March Futures (CBOT)
Strike @ 116.000 Exp. 02/18/2005	24	8
Strike @ 115.000 Exp. 02/18/2005	53	29

Total Purchased Call Options (Cost $67)		37

PURCHASED PUT OPTIONS 0.0%

Eurodollar March Futures (CME)
Strike @ 94.750 Exp. 03/14/2005	1,100	7

Total Purchased Put Options (Cost $11)		7

PREFERRED SECURITY 0.6%
	Shares
DG Funding Trust
3.360% due 12/29/2049 (a)	1,239	13,257

Total Preferred Security (Cost $13,056)		13,257

PREFERRED STOCK 0.4%

Fannie Mae
7.000% due 12/31/2049 (a)	181,000	10,306

Total Preferred Stock (Cost $9,050)		10,306

SHORT-TERM INSTRUMENTS 63.0%
	Principal Amount (000s)
Certificates of Deposit 9.1%
Bank of America, N.A.
1.995% due 01/18/2005	$1,900	1,900
2.300% due 03/16/2005	57,500	57,500
2.440% due 03/28/2005	1,500	1,500

Citibank, N.A.
2.275% due 02/18/2005	$11,300	$11,300
2.465% due 03/29/2005	49,600	49,600
HSBC Bank USA
2.410% due 04/01/2005	47,800	47,800
Nordea Bank Finland PLC
2.355% due 03/07/2005	47,800	47,800
Wells Fargo Bank N.A.
2.060% due 01/11/2005	1,200	1,200

		218,600

Commercial Paper 33.0%
Bank of Ireland
1.960% due 01/27/2005	63,500	63,417
Fannie Mae
2.197% due 02/16/2005	1,400	1,396
2.210% due 02/16/2005	38,800	38,694
2.203% due 02/23/2005	40,500	40,369
2.248% due 03/02/2005	22,600	22,516
2.299% due 03/02/2005	22,300	22,217
2.285% due 03/09/2005	5,200	5,176
2.319% due 03/09/2005	42,100	41,908
2.390% due 03/16/2005	46,400	46,166
2.390% due 04/15/2005	24,100	23,925
Federal Home Loan Bank
2.100% due 01/03/2005	67,200	67,200
1.955% due 01/14/2005	64,500	64,462
Ford Motor Credit Co.
2.520% due 04/07/2005	12,300	12,218
Freddie Mac
1.950% due 01/18/2005	17,200	17,186
1.930% due 01/24/2005	6,200	6,193
1.985% due 01/25/2005	47,200	47,143
2.190% due 02/15/2005	22,600	22,541
2.255% due 02/22/2005	10,700	10,667
2.100% due 03/01/2005	23,100	23,016
2.110% due 03/01/2005	23,700	23,621
2.183% due 03/08/2005	1,300	1,294
2.200% due 03/08/2005	23,700	23,594
2.220% due 03/11/2005	47,400	47,178
2.260% due 03/14/2005	1,200	1,194
2.232% due 03/15/2005	17,800	17,711
General Motors Acceptance Corp.
2.404% due 03/22/2005	400	398
HBOS Treasury Services PLC
1.960% due 01/25/2005	63,500	63,424
UBS Finance, Inc.
2.200% due 01/03/2005	43,600	43,600

		798,424

Repurchase Agreement 19.7%
State Street Bank
1.900% due 01/03/2005	477,097	477,097

(Dated 12/31/2004. Collateralized by Freddie Mac 1.500% due 08/15/2005 valued at $486,641. Repurchase proceeds are $477,173.)
U.S. Treasury Bills 1.2%
2.184% due 03/03/2005-03/17/2005 (d)(e)(f)	29,095	28,952

Total Short-Term Instruments (Cost $1,523,182)		1,523,073

Total Investments (k) 114.7%		$2,772,598
(Cost $2,757,273)
Written Options (h) (0.0%)		(784)
(Premiums $1,212)
Other Assets and Liabilities (Net) (14.7%)		(355,489)

Net Assets 100.0%		$2,416,325

See accompanying notes	December 31, 2004	Annual Report	9

Schedule of Investments (Cont.)

Total Return Portfolio

December 31, 2004

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Security is in default.

(c) Principal amount of security is adjusted for inflation.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Securities with an aggregate market value of $8,216 have been pledged as collateral for swap and swaption contracts at December 31, 2004.

(f) Securities with an aggregate market value of $17,782 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar June Long Futures	06/2005	121	$(136)
Eurodollar September Long Futures	09/2005	3,542	(2,311)
Eurodollar December Long Futures	12/2005	183	(2)
Euribor Written Put Options Strike @ 97.750	06/2005	328	(50)
Euro-Bund 10-Year Note Long Futures	03/2005	917	150
Government of Japan 10-Year Note Long Futures	03/2005	25	74
U.S. Treasury 10-Year Note Long Futures	03/2005	5,833	3,632
U.S. Treasury 30-Year Bond Long Futures	03/2005	270	669
United Kingdom 90-Day LIBOR Written Put Options Strike @ 94.250	06/2005	136	57

			$2,083

(g) Swap agreements outstanding at December 31, 2004:

Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	6-month BP-LIBOR	Pay	5.000%	06/16/2011	BP	1,800	$40
Barclays Bank PLC	6-month BP-LIBOR	Receive	5.000%	06/18/2034		3,700	(201)
Goldman Sachs & Co.	6-month BP-LIBOR	Receive	5.000%	03/15/2017		1,700	(34)
J.P. Morgan Chase & Co.	6-month BP-LIBOR	Receive	5.000%	03/15/2032		900	(31)
Morgan Stanley Dean Witter & Co.	6-month BP-LIBOR	Receive	5.000%	06/18/2034		3,600	(26)
UBS Warburg LLC	6-month BP-LIBOR	Receive	5.000%	03/15/2032		1,100	(47)
UBS Warburg LLC	6-month BP-LIBOR	Receive	5.000%	06/18/2034		4,400	(203)
Citibank N.A.	6-month EC-LIBOR	Pay	4.000%	06/17/2008	EC	46,800	922
Goldman Sachs & Co.	6-month EC-LIBOR	Pay	6.000%	03/15/2017		3,000	185
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Pay	4.000%	12/21/2007		88,700	1,162
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Pay	6.000%	03/15/2032		1,500	119
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Pay	6.000%	06/18/2034		15,700	1,267
Merrill Lynch & Co., Inc.	6-month EC-LIBOR	Pay	4.000%	03/15/2007		19,900	565
Merrill Lynch & Co., Inc.	6-month EC-LIBOR	Pay	6.000%	06/18/2034		2,800	130
UBS Warburg LLC	6-month EC-LIBOR	Pay	6.000%	03/15/2032		1,800	133
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	2.000%	06/15/2012	JY	387,100	(102)
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	2.000%	06/15/2012		130,000	(55)
Morgan Stanley Dean Witter & Co.	6-month JY-LIBOR	Receive	2.000%	06/15/2012		1,050,000	(370)
UBS Warburg LLC	6-month JY-LIBOR	Receive	2.000%	06/15/2012		1,625,000	(682)
Bank of America	3-month USD-LIBOR	Pay	4.000%	06/15/2010		$78,600	35
Barclays Bank PLC	3-month USD-LIBOR	Pay	4.000%	06/15/2010		102,600	46
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	5.000%	06/15/2015		17,800	159
Greenwich Capital Markets, Inc.	3-month USD-LIBOR	Pay	4.000%	06/15/2010		20,400	113
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	5.000%	06/15/2015		42,000	312
Morgan Stanley Dean Witter & Co.	3-month USD-LIBOR	Pay	4.000%	06/15/2007		91,800	(154)
Morgan Stanley Dean Witter & Co.	3-month USD-LIBOR	Receive	5.000%	06/15/2015		111,300	403

							$3,686

CreditDefault Swaps
Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed rate	Expiration Date	Notional Amount	Unrealized Appreciation
Barclays Bank PLC	United Mexican States 7.500%, due 04/08/2033	Sell	0.650%	05/20/2005	$300	$1
J.P. Morgan Chase & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.980%	08/04/2005	3,300	18
Morgan Stanley Dean Witter & Co.	United Mexican States, 11.500% due 05/15/2026	Sell	0.625%	05/20/2005	900	2
Morgan Stanley Dean Witter & Co.	Republic of Panama 8.875% due 09/30/2027	Sell	1.100%	06/20/2005	800	3
Morgan Stanley Dean Witter & Co.	Republic of Panama 9.375% due 04/01/2029	Sell	1.800%	06/20/2005	300	2

						$26

10	Annual Report	December 31, 2004	See accompanying notes

(h) Premiums received on written options:

Name of Issuer		Exercise Price		Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Note March Futures		$114.000		02/18/2005	1,681	$636	$394
Put - CBOT U.S. Treasury Note March Futures		108.000		02/18/2005	1,178	350	111

						$986	$505

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.500	%**	01/07/2005	3,900	$94	$279
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	7.000	%*	01/07/2005	3,900	132	0

						$226	$279

* The Portfolio will pay a floating rate based on 3-month USD-LIBOR.
** The Portfolio will receive a floating rate based on 3-month USD-LIBOR.

(i) Short sales open at December 31, 2004 were as follows:

Type		Coupon (%)		Maturity	Par	Value	Proceeds
U.S. Treasury Note		3.875		02/15/2013	$4,900	$4,836	$4,857
U.S. Treasury Note		4.750		05/15/2014	11,300	11,779	11,591

						$16,615	$16,448

(j) Forward foreign currency contracts outstanding at December 31, 2004:

Type	Currency	Principal Amount Covered by Contract		Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BR	636		01/2005	$25	$0	$25
Buy		1,328		02/2005	28	0	28
Buy		1,500		03/2005	27	0	27
Buy	CP	377,099		02/2005	46	0	46
Buy		303,010		03/2005	34	0	34
Buy	EC	5,539		01/2005	96	0	96
Sell		13,524		01/2005	0	(228)	(228)
Buy	H$	3,427		01/2005	0	0	0
Buy	JY	4,476,719		01/2005	1,892	0	1,892
Sell		916,351		01/2005	0	(15)	(15)
Buy	KW	510,840		01/2005	47	0	47
Buy		520,066		02/2005	16	0	16
Buy		590,000		03/2005	14	0	14
Buy	MP	4,737		02/2005	10	0	10
Buy		5,606		03/2005	4	0	4
Buy	PN	1,530		02/2005	5	0	5
Buy		1,740		03/2005	3	0	3
Buy	PZ	1,380		02/2005	37	0	37
Buy		1,385		03/2005	13	0	13
Buy	RP	33,915		03/2005	6	0	6
Buy	RR	12,665		01/2005	15	0	15
Buy		12,733		02/2005	12	0	12
Buy		15,239		03/2005	9	0	9
Buy	S$	743		01/2005	11	0	11
Buy		755		02/2005	4	0	4
Buy		853		03/2005	4	0	4
Buy	SV	14,486		02/2005	25	0	25
Buy		16,715		03/2005	6	0	6
Buy	T$	14,791		02/2005	11	0	11
Buy		16,605		03/2005	12	0	12

					$2,412	$(243)	$2,169

(k) As of December 31, 2004, portfolio securities with aggregate market value of $21,561 were valued with reference to securities whose prices are more readily obtainable.

See accompanying notes	December 31, 2004	Annual Report	11

Notes to Financial Statements

December 31, 2004

1. Organization

The Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

12	Annual Report	December 31, 2004

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Currency symbols utilized throughout reports are defined as follows:

BP	-	British Pound
BR	-	Brazilian Real
CP	-	Chilean Peso
EC	-	Euro
H$	-	Hong Kong Dollar
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
PZ	-	Polish Zloty
RP	-	Indian Rupee
RR	-	Russian Ruble
S$	-	Singapore Dollar
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

December 31, 2004	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2004

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted Securities. The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Short Sales. The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage their exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio

14	Annual Report	December 31, 2004

has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. There was no effect on the Portfolio’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period. Reclassification from net investment income to net realized gain/loss and net change in unrealized gain/loss in the Statement of Operations and Statement of Changes in Net Assets is as follows:

	12/31/2004	12/31/2003	12/31/2002	12/31/2001	12/31/2000
Net Investment Income (Decrease)	$(34,639)	$(31,206)	$(45,148)	$(7,826)	$(1,005)
Net Realized Gain/Loss Increase	15,695	11,058	56,061	2,381	1,872
Net Change in Unrealized Gain/Loss Increase (Decrease)	18,944	20,148	(10,913)	5,445	(867)

The effect of the reclassification to the Financial Highlights is as follows:

	12/31/2004	12/31/2003	12/31/2002	12/31/2001	12/31/2000
Net Investment Income Increase	$0.00	$0.00	$0.00	$0.00	$0.00
Net Realized/Unrealized Gain (Loss) on Investments Increase	0.00	0.00	0.00	0.00	0.00
Ratio of Net Investment Income to Average Net Assets (Decrease)	0.00%	0.00%	(0.01)%	0.00%	0.00%

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ending December 31, 2004, each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets.

December 31, 2004	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2004

4. Purchases and Sales of Securities

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2004 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$3,671,514	$3,266,604	$696,985	$546,638

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2003	$2,357
Sales	5,225
Closing Buys	(965)
Expirations	(5,405)
Exercised	0
Balance at 12/31/2004	$1,212

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2004		Year Ended 12/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	7,123	$74,797	7,349	$76,213
Administrative Class	60,173	631,588	94,450	979,977

Issued as reinvestment of distributions

Institutional Class	214	2,251	271	2,807
Administrative Class	5,828	61,234	4,687	48,536

Cost of shares redeemed

Institutional Class	(8,573)	(89,784)	(4,880)	(50,575)
Administrative Class	(26,399)	(276,093)	(28,502)	(295,164)

Net increase resulting from Portfolio share transactions	38,366	$403,993	73,375	$761,794

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	2	100
Administrative Class	5	69	*

*	One of the shareholders, Allianz Life Insurance Co., is an indirect wholly owned subsidiary of Allianz Global Investors of America L.P. and a related party to the Portfolio.

16	Annual Report	December 31, 2004

7. Federal Income Tax Matters

As of December 31, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral(2)
$ 33,368	$21,019	$4,046	$0	$0	$(4,513)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, foreign currency transactions, swap contracts and amortization of swap premiums.

(2)	Capital losses realized during the period November 1, 2004 through December 31, 2004 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)
$ 2,759,526	$18,789	$(5,717)	$13,072

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to tax straddle deferrals for federal income tax purposes.

For the fiscal year ended December 31, 2004, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(4)	Long-Term Capital Gain Distributions	Return of Capital
$ 56,043	$21,000	$0

(4)	Includes short-term capital gains.

8. Subsequent Event

A special meeting of the shareholders of the TimesSquare VP Core Plus Bond Fund is scheduled to be held at 8:30 a.m., Eastern time, on March 29, 2005, to vote on the proposed merger of the TimesSquare VP Core Plus Bond Fund into the PIMCO Total Return Portfolio. The meeting will be held at 280 Trumbull Street, Hartford, CT 06103.

9. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”), PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust (in their capacity as Trustees of the PIMS or MMS Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class

December 31, 2004	Annual Report	17

Notes to Financial Statements (Cont.)

December 31, 2004

actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

18	Annual Report	December 31, 2004

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2004:

Total Return Portfolio	1.44%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Total Return Portfolio	0.90%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

December 31, 2004	Annual Report	19

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Shareholders of the Total Return Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Total Return Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2005

20	Annual Report	December 31, 2004

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (45) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

R. Wesley Burns* (45) President and Trustee	08/1997 to present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Managing Director, PIMCO.	79	None

Non-Interested Trustees

E. Philip Cannon (64) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series.	111	None

Vern O. Curtis (70) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	79	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (65) Trustee	05/2000 to present	Private Investor and Business Advisor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Director, Freedom Communications; Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	79	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	79	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an "interested person" of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

December 31, 2004	Annual Report	21

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (41)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (34) Chief Compliance Officer	07/2004 to present	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (60)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (41)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (59)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
Henrik P. Larsen (34)	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President
Michael J. Willemsen (44) Vice President	08/1997 to present (since 02/2002 as Vice President )	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (58)	08/1997 to present	Specialist, PIMCO.
Secretary
John P. Hardaway (47)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (35)	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.
Assistant Treasurer

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

22	Annual Report	December 31, 2004

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Portfolio’s voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling the Portfolio at 1-800-927-4648, visiting our website at http://www.pimco.com and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio is available by calling the Portfolio at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Portfolio’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling the Portfolio at 1-800-927-4648 or visiting our website at http://www.pimco.com. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

EMERGING MARKETS BOND PORTFOLIO

ADMINISTRATIVE CLASS

ANNUAL REPORT

December 31, 2004

Contents
Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	3
Financial Highlights	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Schedule of Investments	8
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	17
Management of the Trust	18

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

All major fixed income sectors posted gains in fourth quarter 2004, capping a year in which bonds showed late strength. The 4.34% gain of the Lehman Brothers Aggregate Bond Index for the year came despite several major headwinds. These issues included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions when 2004 began that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004. The central bank raised the federal funds rate five times during the year for a total increase of 1.25%. The most recent move came on December 14, 2004 with an increase of 0.25%, leaving the federal funds rate at 2.25% at the end of the year. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on longer maturity Treasuries decreased in 2004. The yield on the benchmark ten-year Treasury ended the year at 4.22%, which was down 0.03% for the year. However, yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The relatively steep two- to ten-year portion of the yield curve flattened during the year. The difference between yields on securities maturing in two years versus ten years narrowed from 2.43% at the end of 2003 to 1.15% at the end of 2004.

On the following pages you will find a more complete review of the Portfolio as well as details about the total return investment performance for the one-year period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2005

December 31, 2004	Annual Report	1

Important Information About the Portfolio

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Portfolio does not apply to the stability of the Portfolio.

On the performance summary page in this annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example, which appears on the Portfolio’s individual page in this annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratio may vary period to period because of various factors such as increase in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and its counsel or litigation expense].

PIMCO Variable Insurance Trust is distributed by PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2004

Emerging Markets Bond Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2004

                   Emerging Markets              J.P. Morgan
                    Bond Portfolio             Emerging Markets
                 Administrative Class          Bond Index Global
                 --------------------          -----------------
 9/30/2002           $10,000.00                   $10,000.00
10/31/2002            10,878.90                    10,616.00
11/30/2002            11,247.96                    10,917.36
12/31/2002            11,665.06                    11,252.77
 1/31/2003            11,971.84                    11,438.05
 2/28/2003            12,475.45                    11,804.07
 3/31/2003            12,902.37                    11,995.30
 4/30/2003            13,727.99                    12,677.71
 5/31/2003            14,327.76                    13,203.12
 6/30/2003            14,225.08                    13,202.65
 7/31/2003            13,624.21                    12,735.19
 8/31/2003            14,019.90                    13,045.22
 9/30/2003            14,540.40                    13,502.69
10/31/2003            14,623.10                    13,568.53
11/30/2003            14,886.34                    13,735.50
12/31/2003            15,356.11                    14,138.77
 1/31/2004            15,540.70                    14,211.41
 2/29/2004            15,484.99                    14,261.06
 3/31/2004            15,853.10                    14,616.81
 4/30/2004            14,753.79                    13,823.15
 5/31/2004            14,620.69                    13,617.96
 6/30/2004            14,888.31                    13,817.69
 7/31/2004            15,256.60                    14,228.29
 8/31/2004            15,987.62                    14,815.47
 9/30/2004            16,272.15                    15,062.38
10/31/2004            16,560.37                    15,304.40
11/30/2004            16,719.48                    15,411.43
12/31/2004            17,215.23                    15,797.49

à$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2004

		1 Year	Since Inception*
	Emerging Markets Bond Portfolio Administrative Class (Inception 09/30/02)	12.11%	27.27%
- - - - - - -	JPMorgan Emerging Markets Bond Index Global	11.73%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

COUNTRY ALLOCATION‡

Short-Term Instruments	25.3%
Brazil	23.8%
Russia	14.6%
Mexico	10.2%
Ukraine	3.8%
Other	22.3%

‡% of Total Investments as of December 31, 2004

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,156.30	$1,020.06
Expenses Paid During Period†	$5.47	$5.13

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Emerging Markets Bond Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers that economically are tied to countries with emerging securities markets.

•	The Portfolio’s Administrative Class shares returned 12.11% for the 12-month period ended December 31, 2004, outperforming the J.P. Morgan Emerging Markets Bond Index Global return of 11.73% for the same period.

•	Spreads on emerging market bonds continued to tighten in the final quarter of 2004, finishing the year at 3.47% greater than yields on Treasuries as measured by the JPMorgan EMBI Global Index.

•	Strong performance in emerging markets continued to be anchored by the asset class’ secular migration up the credit quality curve.

•	Emerging market bonds also benefited from benign external influences including range bound Treasury rates, high commodity prices, and increased investor risk appetites.

•	An overweight to Brazil was a significant contributor to performance for the year 2004; continuing improvements in Brazil’s domestic fundamentals and strong participation by local investors fueled the rally.

•	Oil exporters Ecuador and Venezuela continued to surge in the fourth quarter 2004 due to the high level of oil prices. Although an underweight to Venezuela detracted from relative performance for both the year and the quarter, this effect was mitigated by an overweight to Ecuador.

•	The Portfolio’s underweight position on the Philippines was positive for performance, as its bond prices fell in response to weaker economic data and a ratings downgrade by Moody’s.

•	Modest emerging market currency exposure was positive for performance; higher commodity prices supported the currencies of commodity-exporting countries.

December 31, 2004	Annual Report	3

Financial Highlights

Emerging Markets Bond Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2004		12/31/2003		09/30/2002- 12/31/2002

Net asset value beginning of period	$12.97		$11.48		$10.00
Net investment income **(a)	0.48		0.62		0.18
Net realized/unrealized gain on investments **(a)	1.03		2.90		1.48
Total income from investment operations	1.51		3.52		1.66
Dividends from net investment income	(0.51)		(0.65)		(0.18)
Distributions from net realized capital gains	(0.76)		(1.38)		0.00
Total distributions	(1.27)		(2.03)		(0.18)
Net asset value end of year	$13.21		$12.97		$11.48
Total return	12.11%		31.64%		16.65%
Net assets end of year (000s)	$64,598		$50,954		$32,767
Ratio of net expenses to average net assets	1.01	%(b)	1.04	%(b)	1.02	%*(b)(c)
Ratio of net investment income to average net assets **	3.70%		4.78%		6.58	%*
Portfolio turnover rate	484%		451%		91%

*	Annualized
**	As a result of a change in generally accepted accounting principles, the Portfolio has reclassified periodic payments made or received for certain derivative instruments, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. The effects of these reclassifications are noted in the Notes to Financials.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 1.00%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.11%.

4	Annual Report	December 31, 2004	See accompanying notes

Statement of Assets and Liabilities

Emerging Markets Bond Portfolio

December 31, 2004

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$79,899
Cash	2
Receivable for investments sold	17,986
Unrealized appreciation on forward foreign currency contracts	93
Receivable for Portfolio shares sold	10
Interest and dividends receivable	1,204
Variation margin receivable	3
Unrealized appreciation on swap agreements	373
99,570

Liabilities:

Payable for investments purchased on delayed delivery basis	$34,849
Unrealized depreciation on forward foreign currency contracts	27
Payable for Portfolio shares redeemed	10
Accrued investment advisory fee	26
Accrued administration fee	23
Accrued servicing fee	7
Recoupment payable to Manager	2
Other liabilities	28
34,972

Net Assets	$64,598

Net Assets Consist of:

Paid in capital	$55,961
Undistributed net investment income	4,306
Accumulated undistributed net realized gain	105
Net unrealized appreciation	4,226
$64,598

Net Assets:

Administrative Class	$64,598

Shares Issued and Outstanding:

Administrative Class	4,892

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Administrative Class	$13.21

Cost of Investments Owned	$76,102

See accompanying notes	December 31, 2004	Annual Report	5

Statement of Operations

Emerging Markets Bond Portfolio

Amounts in thousands
Year Ended December 31, 2004
Investment Income:

Interest	$2,725
Total Income	2,725

Expenses:

Investment advisory fees	261
Administration fees	232
Servicing fees - Administrative Class	86
Trustees’ fees	1
Interest expense	4
Miscellaneous expense	2
Total Expenses	586

Net Investment Income	2,139

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	3,643
Net realized gain on futures contracts, options, and swaps	234
Net realized gain on foreign currency transactions	102
Net change in unrealized appreciation on investments	587
Net change in unrealized appreciation on futures contracts, options, and swaps	212
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	58
Net Gain	4,836

Net Increase in Net Assets Resulting from Operations	$6,975

6	Annual Report	December 31, 2004	See accompanying notes

Statements of Changes in Net Assets

Emerging Markets Bond Portfolio

Amounts in thousands
	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$2,139	$2,022
Net realized gain	3,979	7,988
Net change in unrealized appreciation	857	1,092
Net increase resulting from operations	6,975	11,102

Distributions to Shareholders:

From net investment income
Administrative Class	(2,290)	(2,081)

From net realized capital gains
Administrative Class	(3,500)	(4,750)

Total Distributions	(5,790)	(6,831)

Portfolio Share Transactions:

Receipts for shares sold
Administrative Class	13,765	24,324

Issued as reinvestment of distributions
Administrative Class	5,795	6,826

Cost of shares redeemed
Administrative Class	(7,101)	(17,234)
Net increase resulting from Portfolio share transactions	12,459	13,916

Total Increase in Net Assets	13,644	18,187

Net Assets:

Beginning of period	50,954	32,767
End of period*	$64,598	$50,954

*Including undistributed net investment income of:	$4,306	$4,281

See accompanying notes	December 31, 2004	Annual Report	7

Schedule of Investments

Emerging Markets Bond Portfolio

December 31, 2004

Principal
Amount	Value
(000s)	(000s)

BRAZIL 29.4%

Republic of Brazil
11.500% due 03/12/2008	$400	$471
3.125% due 04/15/2009 (a)	826	820
8.299% due 06/29/2009 (a)	550	648
14.500% due 10/15/2009	540	723
12.000% due 04/15/2010	460	570
10.000% due 08/07/2011	1,250	1,455
11.000% due 01/11/2012	1,160	1,414
3.125% due 04/15/2012 (a)	1,879	1,801
3.125% due 04/15/2012 (a)	335	321
8.000% due 04/15/2014	4,507	4,641
10.500% due 07/14/2014	450	534
3.063% due 04/15/2024 (a)	100	93
6.000% due 04/15/2024 (a)	120	113
8.875% due 04/15/2024	1,150	1,196
10.125% due 05/15/2027	1,540	1,761
12.250% due 03/06/2030	220	292
8.250% due 01/20/2034	540	527
11.000% due 08/17/2040	1,346	1,599

Total Brazil (Cost $17,337)		18,979

BULGARIA 0.6%

Republic of Bulgaria
2.750% due 07/28/2011 (a)	$328	328
2.750% due 07/28/2012 (a)	76	76

Total Bulgaria (Cost $385)		404

CAYMAN ISLANDS 0.4%

Petrobras International Finance Co.
7.750% due 09/15/2014	$250	263

Total Cayman Islands (Cost $247)		263

CHILE 1.5%

Republic of Chile
5.625% due 07/23/2007	$915	961

Total Chile (Cost $958)		961

CHINA 1.3%

Export-Import Bank of China
5.250% due 07/29/2014	$800	816

Total China (Cost $792)		816

COLOMBIA 0.9%

Republic of Colombia
9.750% due 04/23/2009	$220	252
9.750% due 04/09/2011	83	95
10.750% due 01/15/2013	220	264

Total Colombia (Cost $569)		611

ECUADOR 4.3%

Republic of Ecuador
8.000% due 08/15/2030 (a)	$700	607
8.000% due 08/15/2030	2,469	2,139

Total Ecuador (Cost $1,964)		2,746

EL SALVADOR 0.3%

Republic of El Salvador
8.500% due 07/25/2011	$150	$173

Total El Salvador (Cost $163)		173

GUATEMALA 1.0%

Republic of Guatemala
9.250% due 08/01/2013	$570	652

Total Guatemala (Cost $570)		652

KAZAKHSTAN 0.2%

Tengizchevroil Finance Co.
6.124% due 11/15/2014	$150	151

Total Kazakhstan (Cost $150)		151

MALAYSIA 1.4%

Petronas Capital Ltd.
7.000% due 05/22/2012	$325	373
Republic of Malaysia
8.750% due 06/01/2009	120	142
7.500% due 07/15/2011	325	380

Total Malaysia (Cost $879)		895

MEXICO 12.7%

Banco Mercantil del Norte S.A.
5.875% due 02/17/2014 (a)	$145	146
Pemex Project Funding Master Trust
8.000% due 11/15/2011	250	288
7.375% due 12/15/2014	315	351
Petroleos Mexicanos
9.250% due 03/30/2018	127	158
United Mexican States
10.375% due 02/17/2009	375	459
8.375% due 01/14/2011	860	1,012
7.500% due 01/14/2012	485	551
6.375% due 01/16/2013	2,670	2,850
11.375% due 09/15/2016	25	37
8.125% due 12/30/2019	574	675
8.300% due 08/15/2031	1,165	1,368
7.500% due 04/08/2033	250	271

Total Mexico (Cost $7,890)		8,166

MOROCCO 0.3%

Kingdom of Morocco
2.000% due 01/05/2009 (a)	$225	221

Total Morocco (Cost $208)		221

PANAMA 1.5%

Republic of Panama
8.250% due 04/22/2008	$15	17
9.625% due 02/08/2011	210	249
9.375% due 07/23/2012	310	369
8.875% due 09/30/2027	80	88
9.375% due 04/01/2029	200	236

Total Panama (Cost $884)		959

PERU 3.3%

Republic of Peru
9.125% due 01/15/2008	$750	857

9.125% due 02/21/2012		$920	$1,076
4.500% due 03/07/2017 (a)		240	226

Total Peru (Cost $2,052)			2,159

RUSSIA 18.1%

Gazprom International S.A.
9.625% due 03/01/2013		$150	179
Russian Federation
8.750% due 07/24/2005		800	823
8.250% due 03/31/2010		1,250	1,390
5.000% due 03/31/2030 (a)		8,725	9,034
5.000% due 03/31/2030 (a)		250	259

Total Russia (Cost $11,525)			11,685

SOUTH AFRICA (d) 2.7%

Republic of South Africa
7.375% due 04/25/2012		$310	356
5.250% due 05/16/2013	EC	400	578
6.500% due 06/02/2014		$750	818

Total South Africa (Cost $1,547)			1,752

SOUTH KOREA 1.0%

Hyundai Motor Manufacturing Alabama LLC
5.300% due 12/19/2008		$500	516
Industrial Bank of Korea
4.000% due 05/19/2014 (a)		110	108
Korea Development Bank
5.750% due 09/10/2013		15	16

Total South Korea (Cost $624)			640

TUNISIA (d) 2.7%

Banque Centrale De Tunisie
4.750% due 04/07/2011	EC	500	701
7.375% due 04/25/2012		$900	1,033

Total Tunisia (Cost $1,639)			1,734

UKRAINE 4.7%

Republic of Ukraine
11.000% due 03/15/2007		$334	359
5.330% due 08/05/2009 (a)		600	635
5.330% due 08/05/2009 (a)		550	584
6.875% due 03/04/2011		900	923
7.650% due 06/11/2013		500	535

Total Ukraine (Cost $2,913)			3,036

UNITED STATES 3.0%
Asset-Backed Securities 0.6%
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.547% due 10/25/2034 (a)		$367	367

Corporate Bonds & Notes 2.4%
Pemex Project Funding Master Trust
3.790% due 06/15/2010 (a)		1,200	1,234
UBS for OJSC Vimpel Communications
8.375% due 10/22/2011		350	345

			1,579

Total United States (Cost $1,931)			1,946

8	Annual Report	December 31, 2004	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

VENEZUELA 1.2%

Republic of Venezuela
5.375% due 08/07/2010	$600	$559
9.375% due 01/13/2034	200	212

Total Venezuela (Cost $694)		771

SHORT-TERM INSTRUMENTS 31.2%
Commercial Paper 30.7%
Anz (Delaware), Inc.
2.375% due 02/22/2005	$500	498
2.420% due 03/16/2005	1,400	1,393
ASB Bank Ltd.
2.425% due 03/14/2005	800	796
Barclays U.S. Funding Corp.
2.365% due 03/07/2005	1,000	996
BP Amoco Capital PLC
2.100% due 01/03/2005	1,100	1,100
Danske Corp.
2.440% due 03/23/2005	1,700	1,690
Dexia Delaware LLC
2.010% due 01/21/2005	1,400	1,399
2.360% due 03/03/2005	300	299
Fannie Mae
2.064% due 01/07/2005	500	500
1.990% due 01/19/2005	100	100
1.980% due 01/24/2005	100	100
1.986% due 01/26/2005	400	399

1.987% due 01/26/2005	$200	$200
2.175% due 02/09/2005	900	898
2.201% due 02/16/2005	600	598
2.230% due 02/23/2005	600	598
2.248% due 03/02/2005	700	697
2.299% due 03/02/2005	300	299
2.349% due 03/16/2005	100	99
Federal Home Loan Bank
2.028% due 01/28/2005	200	200
Freddie Mac
1.960% due 01/11/2005	500	500
2.161% due 02/15/2005	400	399
2.260% due 03/14/2005	200	199
2.229% due 03/15/2005	500	497
Pfizer, Inc.
2.240% due 03/18/2005	1,000	995
Skandinaviska Enskilda Banken AB
2.120% due 02/04/2005	1,600	1,597
UBS Finance, Inc.
2.030% due 02/22/2005	1,300	1,296
UniCredit Delaware
1.985% due 01/31/2005	1,500	1,498

		19,840

Repurchase Agreement 0.4%
State Street Bank
1.900% due 01/03/2005	269	269

(Dated 12/31/2004. Collateralized by Federal Home Loan Bank 3.250% due 08/15/2005 valued at $279. Repurchase proceeds are $269.)

U.S. Treasury Bill 0.1%
2.205% due 03/17/2005 (b)	$70	$70

Total Short-Term Instruments (Cost $20,181)		20,179

Total Investments 123.7%		$79,899
(Cost $76,102)
Other Assets and Liabilities (Net) (23.7%)		(15,301)

Net Assets 100%		$64,598

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Securities with an aggregate market value of $70 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 10-Year Note Long Futures	03/2005	2	$0
U.S. Treasury 5-Year Note Long Futures	03/2005	21	14

			$14

(c) Swap agreements outstanding at December 31, 2004:

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed rate	Expiration Date	Notional Amount	Unrealized Appreciation
Barclays Bank PLC	United Mexican States 7.500%, due 04/08/2033	Sell	0.650%	05/20/2005	$33	$0
Goldman Sachs & Co.	United Mexican States 11.500% due 05/15/2026	Sell	1.310%	01/29/2005	300	2
Goldman Sachs & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	1.060%	03/06/2005	300	1
J.P. Morgan Chase & Co.	United Mexican States 11.500% due 05/15/2026	Sell	2.840%	01/04/2013	1,600	201
Lehman Brothers, Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	2.550%	03/20/2014	350	24
Merrill Lynch & Co., Inc.	United Mexican States 11.375% until 09/15/2016	Sell	1.250%	01/22/2005	100	1
Merrill Lynch & Co., Inc.	Republic of Kazakhstan, 11.125% until 05/11/2007	Sell	0.700%	03/11/2005	100	0
Merrill Lynch & Co., Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	1.280%	05/01/2005	1,000	4
Merrill Lynch & Co., Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	1.350%	07/10/2005	250	3
Merrill Lynch & Co., Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	3.160%	10/02/2013	450	50
Merrill Lynch & Co., Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	2.310%	01/21/2014	525	30
Morgan Stanley Dean Witter & Co.	United Mexican States, 11.500% until 05/15/2026	Sell	0.625%	05/20/2005	100	0
Morgan Stanley Dean Witter & Co.	Dow Jones CDX N.A. EM2 Index	Sell	2.600%	12/20/2009	1,950	57

						$373

See accompanying notes	December 31, 2004	Annual Report	9

Schedule of Investments (Cont.)

Emerging Markets Bond Portfolio

December 31, 2004

(d) Forward foreign currency contracts outstanding at December 31, 2004:
Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BR	163	01/2005	$ 6	$0	$6
Buy		297	02/2005	8	0	8
Sell		53	02/2005	0	(1)	(1)
Buy	CP	58,510	02/2005	8	0	8
Buy	CY	896	09/2005	2	0	2
Sell	EC	935	01/2005	0	(16)	(16)
Buy	H$	350	01/2005	0	0	0
Buy	JY	46,374	01/2005	7	0	7
Buy	KW	52,245	01/2005	5	0	5
Buy		243,895	02/2005	15	0	15
Sell		168,677	02/2005	0	(9)	(9)
Buy	MP	1,143	02/2005	3	0	3
Buy		303	03/2005	0	0	0
Buy	PN	343	02/2005	1	0	1
Sell		11	02/2005	0	0	0
Buy	PZ	332	02/2005	11	0	11
Buy		33	03/2005	0	0	0
Buy	RP	2,294	02/2005	2	0	2
Sell		1,153	02/2005	0	0	0
Buy		2,036	03/2005	0	0	0
Buy	RR	1,295	01/2005	2	0	2
Buy		2,872	02/2005	3	0	3
Sell		426	02/2005	0	0	0
Buy	S$	76	01/2005	1	0	1
Buy		168	02/2005	1	0	1
Sell		27	02/2005	0	0	0
Buy	SR	312	02/2005	5	0	5
Sell		82	02/2005	0	(1)	(1)
Buy	SV	4,369	02/2005	10	0	10
Sell		413	02/2005	0	0	0
Buy	T$	3,327	02/2005	3	0	3
Sell		129	02/2005	0	0	0

				$93	$(27)	$66

10	Annual Report	December 31, 2004	See accompanying notes

Notes to Financial Statements

December 31, 2004

1. Organization

The Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Portfolio. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into

December 31, 2004	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2004

account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Currency symbols utilized throughout reports are defined as follows:

BR	-	Brazilian Real
CP	-	Chilean Peso
CY	-	Chinese Yuan Renminbi
EC	-	Euro
H$	-	Hong Kong Dollar
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
PZ	-	Polish Zloty
RP	-	Indian Rupee
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Loan Agreements. The Portfolio may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the end of the period, the Portfolio had no unfunded loan commitments.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to

12	Annual Report	December 31, 2004

an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage their exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. There was no effect on the Portfolio’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period. Reclassification from net investment income to net realized gain/loss and net change in unrealized gain/loss in the Statement of Operations and Statement of Changes in Net Assets is as follows:

	12/31/2004	12/31/2003
Net Investment Income (Decrease)	$(132,118)	$(55,321)
Net Realized Gain/Loss Increase	117,573	25,829
Net Change in Unrealized Gain/Loss Increase	14,545	29,492

The effects of the reclassification on the Financial Highlights is as follows:

	12/31/2004	12/31/2003
Net Investment Income (Decrease)	$(0.03)	$(0.02)
Net Realized/Unrealized Gain (Loss) on Investments Increase	0.03	0.02
Ratio of Net Investment Income to Average Net Assets (Decrease)	(0.23)%	(0.13)%

There was no reclassification for the year ended December 31, 2002.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.45%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.40%.

December 31, 2004	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2004

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organization expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Administrative Class	1.00%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2002	12/31/2003	12/31/2004
Amount Available for Reimbursement	$2	$0	$0

For the current period ending December 31, 2004, each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2004 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$264,077	$255,832

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2003	$0
Sales	84
Closing Buys	(6)
Expirations	(78)
Exercised	0
Balance at 12/31/2004	$0

14	Annual Report	December 31, 2004

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2004		Year Ended 12/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold

Administrative Class	1,063	$13,765	1,871	$24,324

Issued as reinvestment of distributions

Administrative Class	445	5,795	531	6,826

Cost of shares redeemed

Administrative Class	(546)	(7,101)	(1,327)	(17,234)

Net increase resulting from Portfolio share transactions	962	$12,459	1,075	$13,916

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	1	95

7. Federal Income Tax Matters

As of December 31, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral(2)
$ 4,587	$318	$134	$0	$0	$(6)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain futures, foreign currency transactions, swap contracts, amortization of swap premiums and tax straddle deferrals.

(2)	Capital losses realized during the period November 1, 2004 through December 31, 2004 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)
$ 76,295	$3,616	$(12)	$3,604

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

For the fiscal year ended December 31, 2004, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(4)	Long-Term Capital Gain Distributions	Return of Capital
$ 5,690	$100	$0

(4)	Includes short-term capital gains.

December 31, 2004	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2004

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”), PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust (in their capacity as Trustees of the PIMS or MMS Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

16	Annual Report	December 31, 2004

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Shareholders of the Emerging Markets Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Emerging Markets Bond Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2005

December 31, 2004	Annual Report	17

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (45) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

R. Wesley Burns* (45) President and Trustee	08/1997 to present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Managing Director, PIMCO.	79	None

Non-Interested Trustees

E. Philip Cannon (64) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series.	111	None

Vern O. Curtis (70) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	79	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (65) Trustee	05/2000 to present	Private Investor and Business Advisor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Director, Freedom Communications; Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	79	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	79	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an "interested person" of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

18	Annual Report	December 31, 2004

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (41)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (34) Chief Compliance Officer	07/2004 to present	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (60)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (41)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (59)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
Henrik P. Larsen (34)	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President
Michael J. Willemsen (44) Vice President	08/1997 to present (since 02/2002 as Vice President )	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (58)	08/1997 to present	Specialist, PIMCO.
Secretary
John P. Hardaway (47)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (35)	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.
Assistant Treasurer

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2004	Annual Report	19

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Portfolio’s voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling the Portfolio at 1-800-927-4648, visiting our website at http://www.pimco.com and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio is available by calling the Portfolio at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Portfolio’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling the Portfolio at 1-800-927-4648 or visiting our website at http://www.pimco.com. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

REAL RETURN PORTFOLIO

ADMINISTRATIVE CLASS

ANNUAL REPORT

December 31, 2004

Contents
Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	3
Financial Highlights	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Schedule of Investments	8
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	17
Management of the Trust	18

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

All major fixed income sectors posted gains in fourth quarter 2004, capping a year in which bonds showed late strength. The 4.34% gain of the Lehman Brothers Aggregate Bond Index for the year came despite several major headwinds. These issues included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions when 2004 began that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004. The central bank raised the federal funds rate five times during the year for a total increase of 1.25%. The most recent move came on December 14, 2004 with an increase of 0.25%, leaving the federal funds rate at 2.25% at the end of the year. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on longer maturity Treasuries decreased in 2004. The yield on the benchmark ten-year Treasury ended the year at 4.22%, which was down 0.03% for the year. However, yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The relatively steep two- to ten-year portion of the yield curve flattened during the year. The difference between yields on securities maturing in two years versus ten years narrowed from 2.43% at the end of 2003 to 1.15% at the end of 2004.

On the following pages you will find a more complete review of the Portfolio as well as details about the total return investment performance for the one-year period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2005

December 31, 2004	Annual Report	1

Important Information About the Portfolio

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Portfolio does not apply to the stability of the Portfolio.

On the performance summary page in this annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example, which appears on the Portfolio’s individual page in this annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratio may vary period to period because of various factors such as increase in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and its counsel or litigation expense].

PIMCO Variable Insurance Trust is distributed by PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2004

Real Return Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2004

           Real Return Portfolio        Lehman Brothers
           Administrative Class         U.S. TIPS Index
           ---------------------        ----------------
 9/30/99           $10,000.00             $10,000.00
10/31/99            10,013.08              10,019.99
11/30/99            10,090.04              10,081.12
12/31/99             9,996.72              10,000.47
 1/31/00            10,060.05              10,045.47
 2/29/00            10,130.94              10,138.90
 3/31/00            10,440.66              10,433.93
 4/30/00            10,545.44              10,572.71
 5/31/00            10,488.61              10,545.22
 6/30/00            10,654.73              10,678.08
 7/31/00            10,737.08              10,769.36
 8/31/00            10,821.82              10,849.05
 9/30/00            10,913.38              10,905.46
10/31/00            11,099.60              11,037.42
11/30/00            11,268.79              11,197.46
12/31/00            11,406.91              11,318.39
 1/31/01            11,711.25              11,554.95
 2/28/01            11,901.56              11,750.22
 3/31/01            11,999.96              11,863.03
 4/30/01            12,121.99              11,929.46
 5/31/01            12,263.14              12,070.23
 6/30/01            12,247.22              12,055.75
 7/31/01            12,461.42              12,257.08
 8/31/01            12,534.47              12,274.24
 9/30/01            12,659.16              12,345.43
10/31/01            12,962.84              12,638.02
11/30/01            12,624.78              12,356.62
12/31/01            12,505.71              12,212.05
 1/31/02            12,579.49              12,284.10
 2/28/02            12,734.18              12,470.82
 3/31/02            12,667.16              12,393.50
 4/30/02            13,045.29              12,731.84
 5/31/02            13,260.23              12,934.28
 6/30/02            13,435.63              13,117.37
 7/31/02            13,710.01              13,333.80
 8/31/02            14,199.19              13,811.16
 9/30/02            14,556.65              14,159.20
10/31/02            14,186.59              13,781.24
11/30/02            14,190.83              13,771.49
12/31/02            14,727.84              14,234.34
 1/31/03            14,777.74              14,341.61
 2/28/03            15,360.42              14,878.79
 3/31/03            15,125.56              14,637.67
 4/30/03            15,101.71              14,600.05
 5/31/03            15,843.05              15,292.69
 6/30/03            15,729.07              15,136.41
 7/31/03            15,022.96              14,437.72
 8/31/03            15,298.11              14,696.60
 9/30/03            15,814.75              15,183.06
10/31/03            15,889.61              15,265.45
11/30/03            15,871.65              15,274.58
12/31/03            16,029.06              15,430.26
 1/31/04            16,246.39              15,607.38
 2/29/04            16,644.40              15,967.57
 3/31/04            16,887.84              16,223.35
 4/30/04            16,105.63              15,436.21
 5/31/04            16,387.87              15,714.28
 6/30/04            16,396.76              15,721.03
 7/31/04            16,552.42              15,867.90
 8/31/04            16,943.23              16,293.37
 9/30/04            16,998.54              16,325.54
10/31/04            17,187.24              16,488.84
11/30/04            17,168.66              16,449.43
12/31/04            17,458.31              16,736.43

à$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2004

		1 Year	5 Years*	Since Inception*
	Real Return Portfolio Administrative Class (Inception 09/30/99)	8.92%	11.80%	11.19%
- - - - - - -	Lehman Brothers U.S. TIPS Index	8.46%	10.85%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

SECTOR BREAKDOWN‡

U.S. Treasury Obligations	50.4%
Short-Term Instruments	43.5%
Other	6.1%

‡% of Total Investments as of December 31, 2004

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,064.70	$1,021.87
Expenses Paid During Period†	$3.37	$3.30

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Real Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies, or government-sponsored enterprises and corporations.

•	For the 12-month period ended December 31, 2004, the Portfolio’s Administrative Class shares returned 8.92%, outperforming the 8.46% return of the Lehman Brothers U.S. TIPS Index.

•	Shorter-than-Benchmark duration on TIPS through the third quarter 2004 was negative as real yields fell approximately 0.30% during this time period. However, a shift to longer-than-Benchmark duration on TIPS during the fourth quarter recouped some of these losses, as real yields fell another 0.10% for 10-year maturities.

•	Swap positions that receive floating interest rate payments and pay fixed were positive despite falling nominal yields for the year, as the exposure to these positions was greatest in April and the fourth quarter, when nominal yields rose 0.68% and 0.11%, respectively.

•	An emphasis on shorter maturity TIPS was negative as the real yield curve flattened by 0.24%.

•	An emphasis on emerging market securities was positive, as spreads on the EMBI Global Index tightened by 0.56% during the year.

•	Exposure to Eurozone nominal interest rates, primarily German Bund futures, was positive as Eurozone rates fell throughout the year.

December 31, 2004	Annual Report	3

Financial Highlights

Real Return Portfolio (Administrative Class)

Selected Per Share Data for the Year Ended:	12/31/2004	12/31/2003		12/31/2002		12/31/2001		12/31/2000

Net asset value beginning of period	$12.36	$11.90		$10.56		$10.34		$9.80
Net investment income* (a)	0.13	0.27		0.48		0.61		0.64
Net realized/unrealized gain on investments* (a)	0.97	0.77		1.36		0.38		0.69
Total income from investment operations	1.10	1.04		1.84		0.99		1.33
Dividends from net investment income	(0.13)	(0.32)		(0.48)		(0.63)		(0.79)
Distributions from net realized capital gains	(0.41)	(0.26)		(0.02)		(0.14)		0.00
Total distributions	(0.54)	(0.58)		(0.50)		(0.77)		(0.79)
Net asset value end of year	$12.92	$12.36		$11.90		$10.56		$10.34
Total return	8.92%	8.84%		17.77%		9.63%		14.11%
Net assets end of year (000s)	$636,565	$275,029		$90,724		$7,406		$448
Ratio of net expenses to average net assets	0.65%	0.66	%(c)	0.66	%(c)	0.66	%(b)(c)	0.65%
Ratio of net investment income to average net assets*	1.03%	2.21%		4.19%		5.63%		6.69%
Portfolio turnover rate	1,064%	738%		87%		58%		18%

*	As a result of a change in generally accepted accounting principles, the Portfolio has reclassified periodic payments made or received for certain derivative instruments, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. The effects of these reclassifications are noted in the Notes to Financials.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.67%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.65%.

4	Annual Report	December 31, 2004	See accompanying notes

Statement of Assets and Liabilities

Real Return Portfolio

December 31, 2004

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$1,342,078
Cash	24
Foreign currency, at value	577
Receivable for investments sold on delayed delivery basis	24,198
Unrealized appreciation on forward foreign currency contracts	85
Receivable for Portfolio shares sold	1,879
Interest and dividends receivable	2,413
Variation margin receivable	127
Swap premiums paid	1,004
Unrealized appreciation on swap agreements	2,014
1,374,399

Liabilities:

Payable for investments purchased on delayed delivery basis	$688,508
Unrealized depreciation on forward foreign currency contracts	85
Payable for short sale	7,686
Written options outstanding	40
Payable for Portfolio shares redeemed	238
Accrued investment advisory fee	147
Accrued administration fee	147
Accrued servicing fee	75
Swap premiums received	1,534
Unrealized depreciation on swap agreements	728
Other liabilities	1,955
701,143

Net Assets	$673,256

Net Assets Consist of:

Paid in capital	$647,906
Undistributed net investment income	16,372
Accumulated undistributed net realized (loss)	(560)
Net unrealized appreciation	9,538
$673,256

Net Assets:

Institutional Class	$36,691
Administrative Class	636,565

Shares Issued and Outstanding:

Institutional Class	2,840
Administrative Class	49,272

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$12.92
Administrative Class	12.92

Cost of Investments Owned	$1,331,605
Cost of Foreign Currency Held	$574

See accompanying notes	December 31, 2004	Annual Report	5

Statement of Operations

Real Return Portfolio

Amounts in thousands
Year Ended December 31, 2004

Investment Income:

Interest	$8,158
Total Income	8,158

Expenses:

Investment advisory fees	1,213
Administration fees	1,213
Servicing fees - Administrative Class	679
Trustees’ fees	8
Interest expense	21
Total Expenses	3,134

Net Investment Income	5,024

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	30,810
Net realized gain on futures contracts, options, and swaps	388
Net realized (loss) on foreign currency transactions	(8)
Net change in unrealized appreciation on investments	4,310
Net change in unrealized appreciation on futures contracts, options, and swaps	1,057
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(22)
Net Gain	36,535

Net Increase in Net Assets Resulting from Operations	$41,559

6	Annual Report	December 31, 2004	See accompanying notes

Statements of Changes in Net Assets

Real Return Portfolio

Amounts in thousands
	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$5,024	$4,341
Net realized gain	31,190	10,563
Net change in unrealized appreciation	5,345	564
Net increase resulting from operations	41,559	15,468

Distributions to Shareholders:

From net investment income
Institutional Class	(377)	(377)
Administrative Class	(4,727)	(3,967)

From net realized capital gains
Institutional Class	(1,136)	(541)
Administrative Class	(18,914)	(5,360)

Total Distributions	(25,154)	(10,245)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	9,086	25,638
Administrative Class	410,791	258,368

Issued as reinvestment of distributions
Institutional Class	1,513	917
Administrative Class	23,649	9,318

Cost of shares redeemed
Institutional Class	(1,745)	(751)
Administrative Class	(88,012)	(87,884)
Net increase resulting from Portfolio share transactions	355,282	205,605

Total Increase in Net Assets	371,687	210,829

Net Assets:

Beginning of period	301,569	90,740
End of period*	$673,256	$301,569

*Including undistributed net investment income of:	$16,372	$6,267

See accompanying notes	December 31, 2004	Annual Report	7

Schedule of Investments

Real Return Portfolio

December 31, 2004

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 3.6%
Banking & Finance 2.7%
Countrywide Home Loans, Inc.
2.425% due 02/23/2005 (a)	$3,600	$3,599
Ford Motor Credit Co.
2.490% due 07/07/2005 (a)	3,100	3,093
2.510% due 07/18/2005 (a)	300	300
3.240% due 11/16/2006 (a)	1,800	1,799
General Motors Acceptance Corp.
3.185% due 05/18/2006 (a)	1,500	1,494
Pemex Project Funding Master Trust
7.375% due 12/15/2014	500	557
8.625% due 02/01/2022	200	233
Phoenix Quake Ltd.
5.000% due 07/03/2008 (a)	500	517
Phoenix Quake Wind Ltd.
5.000% due 07/03/2008 (a)	2,000	2,070
Residential Reinsurance Ltd.
7.350% due 06/08/2006 (a)	1,000	975
Travelers Property Casualty Corp.
3.750% due 03/15/2008	100	99
Verizon Wireless Capital LLC
2.415% due 05/23/2005 (a)	2,800	2,799
Vita Capital Ltd.
3.900% due 01/01/2007 (a)	700	702

		18,237

Industrials 0.6%
DaimlerChrysler North America Holding Corp.
7.750% due 06/15/2005	100	102
Halliburton Co.
3.570% due 10/17/2005 (a)	1,700	1,712
2.860% due 01/26/2007 (a)	2,000	2,002

		3,816

Utilities 0.3%
Cleveland Electric Illuminating Co.
6.860% due 10/01/2008	100	110
Sprint Capital Corp.
7.900% due 03/15/2005	2,200	2,224

		2,334

Total Corporate Bonds & Notes (Cost $24,269)		24,387

MUNICIPAL BONDS & NOTES 0.1%

Badger Asset Securitization Corporate Revenue Bonds, Series 2002
6.000% due 06/01/2017	475	476

Rhode Island Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2023	500	487

Total Municipal Bonds & Notes (Cost $873)		963

U.S. GOVERNMENT AGENCIES 1.4%

Fannie Mae
2.567% due 08/25/2034 (a)	3,038	3,036
3.519% due 11/01/2024 (a)	25	25
Small Business Administration
4.504% due 02/01/2014	2,255	2,241
4.880% due 11/01/2024	4,200	4,224

Total U.S. Government Agencies (Cost $9,517)		9,526

U.S. TREASURY OBLIGATIONS 100.4%

Treasury Inflation Protected Securities (b)
3.375% due 01/15/2007	17,742	18,797
3.625% due 01/15/2008	59,182	64,483
3.875% due 01/15/2009	57,484	64,447
4.250% due 01/15/2010	54,954	63,762
3.500% due 01/15/2011	30,546	34,701
3.375% due 01/15/2012	13,786	15,696

3.000% due 07/15/2012	$61,796	$68,978
1.875% due 07/15/2013	31,760	32,680
2.000% due 01/15/2014	98,533	102,013
2.000% due 07/15/2014	34,190	35,286
2.375% due 01/15/2025	14,001	14,976
3.625% due 04/15/2028	49,376	64,830
3.875% due 04/15/2029	67,472	92,611
3.375% due 04/15/2032	2,155	2,852

Total U.S. Treasury Obligations (Cost $666,956)		676,112

MORTGAGE-BACKED SECURITIES 1.2%

Bank of America Mortgage Securities, Inc.
6.500% due 02/25/2033	454	462
Bear Stearns Adjustable Rate Mortgage Trust
4.292% due 01/25/2034 (a)	6,115	6,140
Sequoia Mortgage Trust
2.760% due 10/19/2026 (a)	1,287	1,287

Total Mortgage-Backed Securities (Cost $7,961)		7,889

ASSET-BACKED SECURITIES 3.1%

Ameriquest Mortgage Securities, Inc.
2.827% due 02/25/2033 (a)	318	318
Asset-Backed Securities Corp. Home Equity Loan Trust
2.902% due 01/15/2033 (a)	984	989
Bayview Financial Acquisition Trust
2.867% due 08/28/2034 (a)	2,957	2,967
Bear Stearns Asset-Backed Securities, Inc.
2.867% due 03/25/2043 (a)	802	803
Equity One ABS, Inc.
2.717% due 04/25/2034 (a)	1,765	1,767
GSAMP Trust
2.707% due 03/25/2034 (a)	786	786
MASTR Asset-Backed Securities Trust
2.517% due 02/25/2034 (a)	97	97
Merrill Lynch Mortgage Investors, Inc.
2.517% due 12/25/2034 (a)	224	224
Morgan Stanley Warehouse Facilities
2.520% due 07/06/2005 (a)	6,200	6,175
Redwood Capital Ltd.
4.306% due 01/09/2006 (a)	1,000	1,006
5.856% due 01/01/2006 (a)	1,000	1,006
Renaissance Home Equity Loan Trust
2.797% due 12/25/2032 (a)	795	792
Residential Asset Mortgage Products, Inc.
2.577% due 09/25/2013 (a)	3,176	3,178
Residential Asset Securities Corp.
2.717% due 01/25/2034 (a)	63	64
Truman Capital Mortgage Loan Trust
2.757% due 01/25/2034 (a)	344	344
Wells Fargo Home Equity Trust
2.577% due 09/25/2034 (a)	354	355

Total Asset-Backed Securities (Cost $20,867)		20,871

SOVEREIGN ISSUES 1.4%

Republic of Brazil
3.063% due 04/15/2006 (a)	96	96
3.125% due 04/15/2009 (a)	106	105
11.000% due 01/11/2012	1,100	1,341
3.125% due 04/15/2012 (a)	706	677
8.000% due 04/15/2014	4,234	4,360
11.000% due 08/17/2040	200	238
Republic of Colombia
10.000% due 01/23/2012	350	406
Russian Federation
8.250% due 03/31/2010 (a)	1,300	1,445
United Mexican States
6.375% due 01/16/2013	700	747

Total Sovereign Issues (Cost $8,977)		9,415

FOREIGN CURRENCY DENOMINATED ISSUES (i) 0.9%

Pylon Ltd.
3.675% due 12/18/2008 (a)	EC	700	$986
6.075% due 12/22/2008 (a)		1,100	1,555
Republic of France
3.000% due 07/25/2012		1,594	2,452
Republic of Italy
2.150% due 09/15/2014		513	737

Total Foreign Currency-Denominated Issues (Cost $5,313)			5,730

PURCHASED PUT OPTIONS 0.0%
	# of Contracts
Eurodollar June Futures (CME)
Strike @ 94.000 Exp. 06/13/2005		195	1
	Notional Amount (000s)
Treasury Inflation Protected Securities (OTC)
3.000% due 07/15/2012
Strike @ 85.000 Exp. 01/12/2005		$27,000	0
3.625% due 01/15/2008
Strike @ 90.000 Exp. 02/28/2005		59,000	0

Total Purchased Put Options (Cost $20)			1

PREFERED STOCK 0.4%
	Shares
Fannie Mae
7.000% due 12/31/2049 (a)		49,600	2,824

Total Preferred Stock (Cost $2,480)			2,824

SHORT-TERM INSTRUMENTS 86.8%
	Principal Amount (000s)
Certificates of Deposit 9.0%
Bank of America, N.A.
1.995% due 01/18/2005		$200	200
2.000% due 02/01/2005		1,200	1,200
2.260% due 03/09/2005		13,800	13,800
2.300% due 03/16/2005		100	100
2.440% due 03/28/2005		1,400	1,400
Citibank, N.A.
2.275% due 02/18/2005		6,600	6,600
2.450% due 03/21/2005		9,900	9,900
2.465% due 03/29/2005		200	200
General Electric Capital Corp.
2.340% due 03/22/2005		13,700	13,625
HSBC Bank USA
2.350% due 03/24/2005		12,500	12,500
2.410% due 04/01/2005		100	100
Wells Fargo Bank N.A.
2.060% due 01/11/2005		700	700

			60,325

Commercial Paper 76.4%
Anz National International Ltd.
2.050% due 01/28/2005		14,700	14,679
Barclays U.S. Funding Corp.
1.985% due 02/01/2005		7,900	7,887
CDC Commercial Corp.
2.020% due 02/07/2005		10,000	9,980
Fannie Mae
1.150% due 01/03/2005		154,300	154,300
2.203% due 02/23/2005		400	399
2.221% due 02/23/2005		14,600	14,553
2.248% due 03/02/2005		13,600	13,549
2.299% due 03/02/2005		17,300	17,236

8	Annual Report	December 31, 2004	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

2.272% due 03/09/2005	$100	$100
2.285% due 03/09/2005	500	498
2.302% due 03/09/2005	200	199
2.319% due 03/09/2005	1,200	1,195
2.349% due 03/16/2005	1,400	1,393
2.390% due 03/16/2005	11,000	10,944
2.430% due 03/23/2005	500	497
2.474% due 03/30/2005	100	99
2.390% due 04/15/2005	6,400	6,353
Federal Home Loan Bank
2.100% due 01/03/2005	98,800	98,800
2.090% due 01/12/2005	6,100	6,097
1.930% due 01/14/2005	5,800	5,797
1.955% due 01/14/2005	6,300	6,296
1.957% due 01/19/2005	16,200	16,186
1.958% due 01/21/2005	900	899
1.982% due 01/21/2005	16,100	16,084
5.500% due 03/02/2005	6,100	6,078
Fortis Funding LLC
1.930% due 01/25/2005	1,500	1,498
Freddie Mac
1.919% due 01/04/2005	5,900	5,900
1.926% due 01/11/2005	11,700	11,695
1.985% due 01/25/2005	7,300	7,291
2.161% due 02/15/2005	100	100
2.190% due 02/15/2005	15,000	14,960
2.255% due 02/22/2005	600	598
2.099% due 03/01/2005	100	100
2.100% due 03/01/2005	1,600	1,594
2.110% due 03/01/2005	3,500	3,488
1.890% due 03/07/2005	700	697
2.183% due 03/08/2005	600	597
2.200% due 03/08/2005	100	100
2.260% due 03/14/2005	900	896
2.380% due 03/31/2005	800	795
General Electric Capital Corp.
2.320% due 02/24/2005	300	299
2.420% due 03/11/2005	5,400	5,375

General Motors Acceptance Corp.
2.916% due 04/05/2005	$5,500	$5,464
HBOS Treasury Services PLC
2.000% due 02/02/2005	1,100	1,098
Nordea North America, Inc.
1.920% due 01/25/2005	1,500	1,498
Rabobank USA Financial Corp.
2.170% due 01/03/2005	7,600	7,600
1.960% due 01/28/2005	12,600	12,583
UBS Finance, Inc.
2.200% due 01/03/2005	100	100
2.390% due 01/05/2005	9,500	9,499
1.930% due 01/24/2005	100	100
1.955% due 01/31/2005	200	200
2.300% due 02/28/2005	10,300	10,263

		514,486

Repurchase Agreement 0.4%
State Street Bank
1.900% due 01/03/2005	2,927	2,927

(Dated 12/31/2004. Collateralized by Freddie Mac 2.125% due 11/15/2005 valued at $2,988. Repurchase proceeds are $2,927.)
U.S. Treasury Bills 1.0%
2.180% due 03/03/2005-03/17/2005 (c)(d)(e)	6,650	6,622

Total Short-Term Instruments (Cost $584,372)		584,360

Total Investments (j) 199.3%		$1,342,078
(Cost $1,331,605)
Written Options (g) (0.0%)		(40)
(Premiums $87)
Other Assets and Liabilities (Net) (99.3%)		(668,782)

Net Assets 100.0%		$673,256

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Principal amount of security is adjusted for inflation.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Securities with an aggregate market value of $1,743 have been pledged as collateral for swap contracts at December 31, 2004.

(e) Securities with an aggregate market value of $846 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar June Long Futures	06/2005	195	$(185)
Euro-Bund 10-Year Note Long Futures	03/2005	126	2
Euro-Bund Purchased Put Options Strike @101.000	03/2005	100	0
U.S. Treasury 10-Year Note Long Futures	03/2005	141	33

			$(150)

(f) Swap agreements outstanding at December 31, 2004:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co.	6-month BP-LIBOR	Pay	5.000%	06/15/2008	BP	5,000	$51
Barclays Bank PLC	6-month EC-LIBOR	Pay	4.000%	06/17/2010	EC	9,400	463
Barclays Bank PLC	6-month EC-LIBOR	Pay	5.000%	06/17/2015		2,600	255
Barclays Bank PLC	6-month EC-LIBOR	Pay	4.500%	06/17/2015		3,700	193
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Pay	5.000%	06/17/2015		4,000	246
UBS Warburg LLC	6-month EC-LIBOR	Pay	5.000%	06/17/2015		8,000	800
Bank of America	3-month USD LIBOR	Receive	5.000%	06/15/2015		$18,800	(95)
Bank of America	3-month USD-LIBOR	Receive	6.000%	12/18/2033		7,200	(157)
Goldman Sachs & Co.	3-month USD LIBOR	Receive	5.000%	06/15/2015		48,200	6
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	6.000%	12/18/2033		13,200	(386)
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	4.000%	06/15/2010		4,000	(2)
Morgan Stanley Dean Witter & Co.	3-month USD-LIBOR	Receive	5.000%	06/15/2015		24,800	(88)

							$1,286

(g) Premiums received on written options:
Name of Issuer		Exercise Price	Expiration Date	# of Contracts	Premium		Value
Call - CBOT U.S. Treasury Note March Futures		$114.000	02/18/2005	99		$47	$23
Put - CBOT U.S. Treasury Note March Futures		109.000	02/18/2005	99		40	17

						$87	$40

See accompanying notes	December 31, 2004	Annual Report	9

Schedule of Investments (Cont.)

Real Return Portfolio

December 31, 2004

(h) Short sales open at December 31, 2004 were as follows:
Type		Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Note		3.625	05/15/2013	$300	$291	$290
U.S. Treasury Note		4.250	08/15/2013	4,400	4,436	4,390
U.S. Treasury Note		4.000	02/15/2014	3,000	2,959	2,914

					$7,686	$7,594

(i) Forward foreign currency contracts outstanding at December 31, 2004:
Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	EC	2,559	01/2005	$0	$(85)	$(85)
Buy	JY	783,872	01/2005	85	0	85

				$85	$(85)	$0

(j) As of December 31, 2004, portfolio securities with aggregate market value of $9,691 were valued with reference to securities whose prices are more readily obtainable.

10	Annual Report	December 31, 2004	See accompanying notes

Notes to Financial Statements

December 31, 2004

1. Organization

The Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable

December 31, 2004	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2004

income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Currency symbols utilized throughout reports are defined as follows:

BP	-	British Pound
EC	-	Euro
JY	-	Japanese Yen

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the

12	Annual Report	December 31, 2004

premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Short Sales. The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage their exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly.

There were no reclassifications to any period presented as a result of this change. There was no effect on the Portfolio’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and

December 31, 2004	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2004

serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ending December 31, 2004, each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2004 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$5,478,273	$6,094,376	$1,066,983	$78,858

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2003	$558
Sales	127
Closing Buys	(40)
Expirations	(558)
Exercised	0
Balance at 12/31/2004	$87

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2004		Year Ended 12/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	712	$9,086	2,134	$25,638
Administrative Class	32,106	410,791	21,042	258,368

Issued as reinvestment of distributions
Institutional Class	118	1,513	74	917
Administrative Class	1,838	23,649	755	9,318

Cost of shares redeemed
Institutional Class	(137)	(1,745)	(62)	(751)
Administrative Class	(6,923)	(88,012)	(7,171)	(87,884)

Net increase resulting from Portfolio share transactions	27,714	$355,282	16,772	$205,605

14	Annual Report	December 31, 2004

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	98
Administrative Class	4	62	*

*	Allianz Life Insurance Co., an indirect wholly owned subsidiary of Allianz Global Investors of America L.P. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

7. Federal Income Tax Matters

As of December 31, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral(2)
$ 16,542	$179	$(1,000)	$0	$0	$(247)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, foreign currency transactions, amortization of swap premiums and tax straddle deferrals.

(2)	Capital losses realized during the period November 1, 2004 through December 31, 2004 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)
$ 1,332,202	$10,088	$(212)	$9,876

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to tax straddle deferrals and wash sale loss deferrals for federal income tax purposes.

For the fiscal year ended December 31, 2004, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(4)	Long-Term Capital Gain Distributions	Return of Capital
$ 24,754	$400	$0

(4)	Includes short-term capital gains.

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”), PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust (in their capacity as Trustees of the PIMS or MMS Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class

December 31, 2004	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2004

actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

16	Annual Report	December 31, 2004

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Shareholders of the Real Return Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Real Return Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2005

December 31, 2004	Annual Report	17

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (45) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

R. Wesley Burns* (45) President and Trustee	08/1997 to present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Managing Director, PIMCO.	79	None

Non-Interested Trustees

E. Philip Cannon (64) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series.	111	None

Vern O. Curtis (70) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	79	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (65) Trustee	05/2000 to present	Private Investor and Business Advisor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Director, Freedom Communications; Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	79	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	79	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an "interested person" of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

18	Annual Report	December 31, 2004

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (41)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (34) Chief Compliance Officer	07/2004 to present	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (60)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (41)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (59)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
Henrik P. Larsen (34)	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President
Michael J. Willemsen (44) Vice President	08/1997 to present (since 02/2002 as Vice President )	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (58)	08/1997 to present	Specialist, PIMCO.
Secretary
John P. Hardaway (47)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (35)	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.
Assistant Treasurer

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2004	Annual Report	19

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Portfolio’s voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling the Portfolio at 1-800-927-4648, visiting our website at http://www.pimco.com and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio is available by calling the Portfolio at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Portfolio’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling the Portfolio at 1-800-927-4648 or visiting our website at http://www.pimco.com. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

LOW DURATION PORTFOLIO

ADMINISTRATIVE CLASS

ANNUAL REPORT

December 31, 2004

Contents
Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	3
Financial Highlights	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Schedule of Investments	8
Notes to Financial Statements	11
Federal Income Tax Information	17
Report of Independent Registered Public Accounting Firm	18
Management of the Trust	19

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

All major fixed income sectors posted gains in fourth quarter 2004, capping a year in which bonds showed late strength. The 4.34% gain of the Lehman Brothers Aggregate Bond Index for the year came despite several major headwinds. These issues included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions when 2004 began that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004. The central bank raised the federal funds rate five times during the year for a total increase of 1.25%. The most recent move came on December 14, 2004 with an increase of 0.25%, leaving the federal funds rate at 2.25% at the end of the year. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on longer maturity Treasuries decreased in 2004. The yield on the benchmark ten-year Treasury ended the year at 4.22%, which was down 0.03% for the year. However, yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The relatively steep two- to ten-year portion of the yield curve flattened during the year. The difference between yields on securities maturing in two years versus ten years narrowed from 2.43% at the end of 2003 to 1.15% at the end of 2004.

On the following pages you will find a more complete review of the Portfolio as well as details about the total return investment performance for the one-year period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2005

December 31, 2004	Annual Report	1

Important Information About the Portfolio

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Portfolio does not apply to the stability of the Portfolio.

On the performance summary page in this annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example, which appears on the Portfolio’s individual page in this annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratio may vary period to period because of various factors such as increase in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and its counsel or litigation expense].

PIMCO Variable Insurance Trust is distributed by PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2004

Low Duration Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2004

             Low Duration Portfolio     Merrill Lynch 1-3 Year
              Administrative Class          Treasury Index
             ----------------------     ----------------------
 2/28/1999          $10,000.00               $10,000.00
 3/31/1999           10,082.26                10,069.50
 4/30/1999           10,151.15                10,101.92
 5/31/1999           10,115.55                10,095.46
 6/30/1999           10,163.60                10,126.96
 7/31/1999           10,165.11                10,159.06
 8/31/1999           10,162.45                10,188.42
 9/30/1999           10,242.75                10,254.64
10/31/1999           10,292.72                10,281.92
11/30/1999           10,302.87                10,301.35
12/31/1999           10,292.15                10,316.08
 1/31/2000           10,290.02                10,312.27
 2/29/2000           10,308.31                10,380.95
 3/31/2000           10,385.86                10,445.31
 4/30/2000           10,406.13                10,472.47
 5/31/2000           10,431.93                10,515.51
 6/30/2000           10,584.17                10,624.66
 7/31/2000           10,645.87                10,691.81
 8/31/2000           10,726.68                10,770.60
 9/30/2000           10,805.68                10,847.94
10/31/2000           10,858.69                10,906.19
11/30/2000           10,971.47                11,009.36
12/31/2000           11,054.50                11,140.71
 1/31/2001           11,234.44                11,280.30
 2/28/2001           11,251.42                11,353.62
 3/31/2001           11,313.75                11,448.31
 4/30/2001           11,395.19                11,478.88
 5/31/2001           11,487.53                11,543.62
 6/30/2001           11,464.11                11,582.87
 7/31/2001           11,681.05                11,712.83
 8/31/2001           11,753.99                11,780.29
 9/30/2001           11,948.74                11,974.19
10/31/2001           12,055.29                12,087.35
11/30/2001           11,946.62                12,061.24
12/31/2001           11,896.09                12,065.46
 1/31/2002           12,007.64                12,089.96
 2/28/2002           12,101.39                12,148.35
 3/31/2002           12,042.73                12,066.35
 4/30/2002           12,153.18                12,201.13
 5/31/2002           12,217.62                12,249.93
 6/30/2002           12,293.65                12,352.71
 7/31/2002           12,355.24                12,503.42
 8/31/2002           12,463.57                12,546.30
 9/30/2002           12,530.36                12,649.94
10/31/2002           12,587.37                12,678.65
11/30/2002           12,624.89                12,640.61
12/31/2002           12,734.98                12,759.44
 1/31/2003           12,776.72                12,758.16
 2/28/2003           12,876.17                12,811.36
 3/31/2003           12,889.09                12,834.68
 4/30/2003           12,940.53                12,858.68
 5/31/2003           13,026.56                12,906.90
 6/30/2003           13,042.68                12,926.65
 7/31/2003           12,882.65                12,856.33
 8/31/2003           12,913.66                12,864.94
 9/30/2003           13,030.98                12,981.75
10/31/2003           12,982.32                12,933.59
11/30/2003           12,981.50                12,926.74
12/31/2003           13,033.05                13,001.71
 1/31/2004           13,067.98                13,028.24
 2/29/2004           13,127.78                13,090.51
 3/31/2004           13,164.47                13,131.48
 4/30/2004           13,074.02                13,004.90
 5/31/2004           13,059.49                12,992.80
 6/30/2004           13,083.89                12,991.76
 7/31/2004           13,122.41                13,038.79
 8/31/2004           13,236.93                13,129.02
 9/30/2004           13,225.62                13,117.47
10/31/2004           13,280.00                13,157.48
11/30/2004           13,247.00                13,092.35
12/31/2004           13,274.06                13,119.71

à$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2004

		1 Year	5 Years*	Since Inception*
	Low Duration Portfolio Administrative Class (Inception 02/16/99)	1.85%	5.22%	4.88%
- - - - - - -	Merrill Lynch 1-3 Year Treasury Index	0.91%	4.93%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

SECTOR BREAKDOWN‡

U.S. Treasury Obligations	33.8%
Short-Term Instruments	26.3%
Asset-Backed Securities	15.9%
Foreign Currency-Denominated Issues	8.1%
Corporate Bonds & Notes	5.5%
Other	10.4%

‡% of Total Investments as of December 31, 2004

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,014.50	$1,021.87
Expenses Paid During Period†	$3.29	$3.30

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Low Duration Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

•	The Portfolio’s Administrative Class shares returned 1.85% for the 12-month period ended December 31, 2004, outperforming the 0.91% return of the Merrill Lynch 1-3 Year Treasury Index for the same period.

•	Tactical exposure to short and intermediate part of the European yield curve helped returns.

•	A mortgage emphasis helped returns as this sector outperformed Treasuries on a like-duration basis, benefiting from investor demand for income-producing securities. Positive mortgage security selection also added to returns.

•	Corporate bond investments were positive as investors around the world were drawn to corporates for their extra yield.

•	A tactical allocation to real return bonds added value as TIPS outperformed nominal Treasuries.

•	Exposure to high quality emerging market securities was positive for performance. This sector performed strongly during the year, benefiting from continued improvement in fundamentals such as trade surpluses and currency reserves.

December 31, 2004	Annual Report	3

Financial Highlights

Low Duration Portfolio (Administrative Class)

Selected Per Share Data for the Year Ended:	12/31/2004	12/31/2003	12/31/2002		12/31/2001		12/31/2000

Net asset value beginning of period	$10.27	$10.23	$9.95		$9.82		$9.74
Net investment income*(a)	0.13	0.13	0.34		0.52		0.59
Net realized/unrealized gain on investments*(a)	0.06	0.11	0.35		0.21		0.11
Total income from investment operations	0.19	0.24	0.69		0.73		0.70
Dividends from net investment income	(0.13)	(0.19)	(0.35)		(0.54)		(0.62)
Distributions from net realized capital gains	(0.03)	(0.01)	(0.06)		(0.06)		0.00
Total distributions	(0.16)	(0.20)	(0.41)		(0.60)		(0.62)
Net asset value end of year	$10.30	$10.27	$10.23		$9.95		$9.82
Total return	1.85%	2.34%	7.05%		7.61%		7.41%
Net assets end of year (000s)	$281,711	$115,419	$19,495		$5,175		$742
Ratio of net expenses to average net assets	0.65%	0.65%	0.66	%(b)(c)	0.69	%(b)(d)	0.65%
Ratio of net investment income to average net assets*	1.24%	1.30%	3.39%		5.19%		6.07%
Portfolio turnover rate	483%	284%	339%		661%		165%

*	As a result of a change in generally accepted accounting principles, the Portfolio has reclassified periodic payments made or received for certain derivative instruments, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. The effects of these reclassifications are noted in the Notes to Financials.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.65%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.67%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.70%.

4	Annual Report	December 31, 2004	See accompanying notes

Statement of Assets and Liabilities

Low Duration Portfolio

December 31, 2004

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$292,133
Cash	1
Foreign currency, at value	311
Unrealized appreciation on forward foreign currency contracts	50
Receivable for Portfolio shares sold	708
Interest and dividends receivable	1,259
Variation margin receivable	52
Swap premiums paid	506
Unrealized appreciation on swap agreements	20
295,040

Liabilities:

Payable for investments purchased	$206
Unrealized depreciation on forward foreign currency contracts	347
Payable for Portfolio shares redeemed	2
Accrued investment advisory fee	67
Accrued administration fee	67
Accrued servicing fee	35
Swap premiums received	211
Unrealized depreciation on swap agreements	142
1,077

Net Assets	$293,963

Net Assets Consist of:

Paid in capital	$293,557
(Overdistributed) net investment income	(190)
Accumulated undistributed net realized gain	(10)
Net unrealized appreciation	606
$293,963

Net Assets:

Institutional Class	$12,252
Administrative Class	281,711

Shares Issued and Outstanding:

Institutional Class	1,190
Administrative Class	27,359

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.30
Administrative Class	10.30

Cost of Investments Owned	$290,693
Cost of Foreign Currency Held	$309

See accompanying notes	December 31, 2004	Annual Report	5

Statement of Operations

Low Duration Portfolio

Amounts in thousands
Year Ended December 31, 2004

Investment Income:

Interest	$3,999
Dividends	18
Miscellaneous income	2
Total Income	4,019

Expenses:

Investment advisory fees	530
Administration fees	530
Servicing fees - Administrative Class	309
Trustees’ fees	3
Total Expenses	1,372

Net Investment Income	2,647

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	386
Net realized gain on futures contracts, options, and swaps	1,351
Net realized (loss) on foreign currency transactions	(892)
Net change in unrealized appreciation on investments	1,253
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(720)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(268)
Net Gain	1,110

Net Increase in Net Assets Resulting from Operations	$3,757

6	Annual Report	December 31, 2004	See accompanying notes

Statements of Changes in Net Assets

Low Duration Portfolio

Amounts in thousands
	Year Ended December 31, 2004	Year Ended December 31, 2003

Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$2,647	$591
Net realized gain	845	129
Net change in unrealized appreciation	265	161
Net increase resulting from operations	3,757	881

Distributions to Shareholders:

From net investment income
Institutional Class	(108)	0
Administrative Class	(2,695)	(704)

From net realized capital gains
Institutional Class	(37)	0
Administrative Class	(863)	(110)

Total Distributions	(3,703)	(814)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	12,697	0
Administrative Class	236,887	109,489

Issued as reinvestment of distributions
Institutional Class	145	0
Administrative Class	3,557	815

Cost of shares redeemed
Institutional Class	(603)	0
Administrative Class	(74,204)	(14,447)
Net increase resulting from Portfolio share transactions	178,479	95,857

Total Increase in Net Assets	178,533	95,924

Net Assets:

Beginning of period	115,430	19,506
End of period*	$293,963	$115,430

*Including undistributed (overdistributed) net investment income of:	$(190)	$148

See accompanying notes	December 31, 2004	Annual Report	7

Schedule of Investments

Low Duration Portfolio

December 31, 2004

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 5.4%
Banking & Finance 3.1%
Ford Motor Credit Co.
3.000% due 06/30/2005 (a)	$400	$400
2.510% due 07/18/2005 (a)	600	600
7.600% due 08/01/2005	1,300	1,330
3.240% due 11/16/2006 (a)	600	600
General Motors Acceptance Corp.
3.329% due 10/20/2005 (a)	1,700	1,707
2.990% due 04/13/2006 (a)	2,300	2,293
Goldman Sachs Group, Inc.
2.430% due 07/23/2009 (a)	1,300	1,306
Pemex Project Funding Master Trust
3.540% due 01/07/2005 (a)	100	100
Prudential Financial, Inc.
4.104% due 11/15/2006 (a)	400	404
Verizon Wireless Capital LLC
2.415% due 05/23/2005 (a)	500	500

		9,240

Industrials 1.8%
Altria Group, Inc.
7.650% due 07/01/2008	200	220
AOL Time Warner, Inc.
6.125% due 04/15/2006	250	259
Clear Channel Communications, Inc.
6.000% due 11/01/2006	250	260
DaimlerChrysler North America Holding Corp.
7.400% due 01/20/2005	200	200
7.750% due 06/15/2005	2,000	2,043
3.349% due 09/26/2005 (a)	600	603
2.960% due 05/24/2006 (a)	100	100
Harrah’s Operating Co., Inc.
7.500% due 01/15/2009	200	222
International Paper Co.
7.625% due 01/15/2007	250	270
Tyco International Group S.A.
6.375% due 06/15/2005	1,100	1,116

		5,293

Utilities 0.5%
Appalachian Power Co.
4.800% due 06/15/2005	40	40
Entergy Mississippi, Inc.
4.350% due 04/01/2008	100	100
France Telecom S.A.
7.200% due 03/01/2006 (a)	100	105
Pacific Gas & Electric Co.
2.720% due 04/03/2006 (a)	894	895
Progress Energy, Inc.
6.750% due 03/01/2006	250	259

		1,399

Total Corporate Bonds & Notes (Cost $15,944)		15,932

U.S. GOVERNMENT AGENCIES 4.5%

Fannie Mae
2.537% due 03/25/2034 (a)	716	712
2.767% due 03/25/2044 (a)	1,012	1,013
2.817% due 11/25/2032 (a)	193	194
2.995% due 09/01/2040 (a)	30	31
3.500% due 03/25/2009	1,273	1,276
4.802% due 12/01/2036 (a)	146	148
5.000% due 04/25/2033	196	198
5.063% due 09/01/2034 (a)	148	148
5.500% due 01/19/2020-05/01/2034 (c)	4,412	4,488
6.000% due 08/01/2016-03/01/2033 (c)	1,018	1,034
6.500% due 01/01/2033	52	54
Federal Home Loan Bank
5.500% due 04/17/2006	1,000	1,031

Federal Housing Administration
6.390% due 10/01/2020	$55	$56
Freddie Mac
2.652% due 07/15/2016 (a)	1,351	1,352
5.000% due 10/01/2018	76	77
5.500% due 08/15/2030	88	87
6.000% due 09/01/2016-02/01/2033 (c)	870	883
6.500% due 07/25/2043	357	374

Total U.S. Government Agencies (Cost $13,155)		13,156

U.S. TREASURY OBLIGATIONS 33.6%

Treasury Inflation Protected Securities (b)
3.625% due 01/15/2008	1,772	1,931
3.875% due 01/15/2009	2,025	2,271
4.250% due 01/15/2010	340	395
3.375% due 01/15/2012	215	245
3.000% due 07/15/2012	319	356
United States Treasury Note
2.500% due 10/31/2006	94,400	93,548

Total U.S. Treasury Obligations (Cost $98,868)		98,746

MORTGAGE-BACKED SECURITIES 3.7%

Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	239	246
5.597% due 10/20/2032 (a)	11	11
Bear Stearns Adjustable Rate Mortgage Trust
5.938% due 06/25/2032 (a)	21	21
5.261% due 10/25/2032 (a)	3	3
5.353% due 01/25/2033 (a)	38	39
5.438% due 03/25/2033 (a)	78	80
5.112% due 04/25/2033 (a)	58	58
4.905% due 01/25/2034 (a)	302	304
Countrywide Alternative Loan Trust
6.500% due 06/25/2033	94	95
6.000% due 10/25/2033	307	312
Countrywide Home Loans, Inc.
2.688% due 04/25/2034 (a)	573	569
Credit-Based Asset Servicing & Securitization LLC
2.917% due 01/25/2033 (a)	109	109
CS First Boston Mortgage Securities Corp.
2.478% due 03/25/2032 (a)	40	40
6.269% due 06/25/2032 (a)	4	4
5.687% due 10/25/2032 (a)	11	11
1.429% due 08/25/2033 (a)	46	46
GSR Mortgage Loan Trust
6.000% due 03/25/2032	14	14
Impac CMB Trust
2.817% due 07/25/2033 (a)	142	142
MASTR Adjustable Rate Mortgages Trust
3.787% due 12/21/2034 (a)	1,384	1,385
MASTR Asset Securitization Trust
5.500% due 09/25/2033	116	117
Mellon Residential Funding Corp.
2.642% due 06/15/2030 (a)	1,051	1,048
Merrill Lynch Mortgage Investors, Inc.
3.720% due 01/25/2029 (a)	507	523
Prime Mortgage Trust
2.817% due 02/25/2034 (a)	156	157
2.817% due 02/25/2034 (a)	53	53
Residential Funding Mortgage Securities I, Inc.
5.586% due 09/25/2032 (a)	3	3
SACO I, Inc.
2.607% due 07/25/2019 (a)	1,441	1,427
Salomon Brothers Mortgage Securities VII, Inc.
4.000% due 12/25/2018	623	611
Sequoia Mortgage Trust
2.750% due 05/20/2032 (a)	59	59
2.710% due 08/20/2032 (a)	33	33

Structured Asset Mortgage Investments, Inc.
2.740% due 09/19/2032 (a)	$85	$85
Structured Asset Securities Corp.
2.717% due 10/25/2027 (a)	43	43
6.150% due 07/25/2032 (a)	3	3
2.917% due 11/25/2033 (a)	106	103
Washington Mutual Mortgage Securities Corp.
5.502% due 04/26/2032 (a)	70	71
6.110% due 07/25/2032 (a)	7	7
4.816% due 10/25/2032 (a)	616	617
3.181% due 02/27/2034 (a)	118	119
3.671% due 01/25/2041 (a)	9	9
2.994% due 08/25/2042 (a)	379	383
Wells Fargo Mortgage-Backed Securities Trust
3.541% due 09/25/2034 (a)	1,874	1,874

Total Mortgage-Backed Securities (Cost $10,899)		10,834

ASSET-BACKED SECURITIES 15.8%

Accredited Mortgage Loan Trust
2.250% due 01/25/2035 (a)	1,177	1,178
ACE Securities Corp.
2.757% due 06/25/2032 (a)	1	1
Ameriquest Mortgage Securities, Inc.
2.727% due 04/25/2032 (a)	11	11
2.507% due 04/25/2034 (a)	788	789
2.527% due 05/25/2034 (a)	255	256
Amortizing Residential Collateral Trust
2.707% due 07/25/2032 (a)	103	103
2.737% due 07/25/2032 (a)	58	58
Argent Securities, Inc.
2.597% due 11/25/2034 (a)	745	745
Asset-Backed Securities Corp. Home Equity Loan Trust
3.502% due 03/15/2032 (a)	600	605
2.530% due 12/25/2034 (a)	1,400	1,400
Capital Auto Receivables Asset Trust
2.452% due 01/16/2006 (a)	622	623
Centex Home Equity
2.517% due 03/25/2034 (a)	623	623
Chase Funding Mortgage Loan Asset-Backed Certificates
2.697% due 05/25/2030 (a)	1,320	1,321
CIT Group Home Equity Loan Trust
2.688% due 06/25/2033 (a)	22	22
Countrywide Asset-Backed Certificates
2.587% due 12/25/2018 (a)	832	833
2.657% due 12/25/2031 (a)	267	268
2.563% due 12/25/2034 (a)	1,519	1,519
2.607% due 12/25/2034 (a)	1,319	1,320
2.361% due 11/25/2035 (a)	2,123	2,125
Credit-Based Asset Servicing & Securitization LLC
2.737% due 06/25/2032 (a)	6	6
2.667% due 09/25/2033 (a)	240	240
2.527% due 03/25/2034 (a)	332	333
2.547% due 08/25/2034 (a)	1,281	1,281
CS First Boston Mortgage Securities Corp.
2.727% due 01/25/2032 (a)	36	36
Equity One ABS, Inc.
2.697% due 11/25/2032 (a)	21	21
2.527% due 07/25/2034 (a)	1,418	1,419
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.537% due 07/25/2033 (a)	469	469
Fremont Home Loan Trust
2.567% due 07/25/2034 (a)	520	519
2.567% due 11/25/2034 (a)	2,700	2,702
GSAMP Trust
2.580% due 06/20/2033 (a)	524	525
2.607% due 10/25/2033 (a)	732	732
2.707% due 03/25/2034 (a)	864	865
2.597% due 10/01/2034 (a)	2,202	2,203
HFC Home Equity Loan Asset-Backed Certificates
2.760% due 10/20/2032 (a)	408	408

8	Annual Report	December 31, 2004	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

Home Equity Mortgage Trust
2.567% due 12/25/2034 (a)		$980	$980
Household Mortgage Loan Trust
2.710% due 05/20/2032 (a)		5	5
2.760% due 02/20/2033 (a)		686	687
Impac CMB Trust
2.667% due 01/25/2034 (a)		385	386
Irwin Home Equity Loan Trust
2.707% due 06/25/2029 (a)		2	2
Long Beach Mortgage Loan Trust
2.567% due 02/25/2024 (a)		825	826
2.867% due 11/25/2032 (a)		233	234
Merrill Lynch CLO Pilgrim-3
2.860% due 06/23/2010 (a)		240	237
Merrill Lynch Mortgage Investors, Inc.
2.537% due 01/25/2035 (a)		932	932
MMCA Automobile Trust
2.550% due 02/15/2007		287	288
Morgan Stanley Asset-Backed Securities Capital I, Inc.
2.577% due 01/25/2034 (a)		543	543
2.547% due 03/25/2034 (a)		499	500
Morgan Stanley Dean Witter Capital I, Inc.
2.747% due 07/25/2032 (a)		4	4
Nelnet Student Loan Trust
2.017% due 04/25/2011 (a)		800	800
Park Place Securities, Inc.
2.617% due 08/25/2034 (a)		972	972
2.567% due 10/25/2034 (a)		1,493	1,493
Residential Asset Mortgage Products, Inc.
2.557% due 04/25/2026 (a)		1,260	1,261
2.757% due 09/25/2033 (a)		776	777
2.667% due 02/25/2034 (a)		910	909
Residential Asset Securities Corp.
2.567% due 06/25/2023 (a)		264	264
2.537% due 06/25/2025 (a)		192	193
Sears Credit Account Master Trust
2.532% due 08/18/2009 (a)		2,500	2,503
2.782% due 11/17/2009 (a)		2,300	2,303
Specialty Underwriting & Residential Finance
2.747% due 11/25/2034 (a)		1,532	1,535
Structured Asset Investment Loan Trust
2.587% due 10/25/2033 (a)		706	707
Structured Asset Securities Corp.
2.537% due 06/25/2034 (a)		469	469
Truman Capital Mortgage Loan Trust
2.757% due 01/25/2034 (a)		688	687
Wells Fargo Home Equity Trust
2.577% due 09/25/2034 (a)		266	266

Total Asset-Backed Securities (Cost $46,308)			46,322

FOREIGN CURRENCY-DENOMINATED ISSUES (f) 8.1%

Bundesschatzanweisungen
2.000% due 06/17/2005	EC	13,130	17,833
Republic of France
3.500% due 01/12/2005		4,300	5,846

Total Foreign Currency-Denominated Issues (Cost $22,273)			23,679

SOVEREIGN ISSUES 1.6%

Republic of Brazil
3.063% due 04/15/2006 (a)		281	282
3.125% due 04/15/2009 (a)		318	315
7.720% due 06/29/2009 (a)		2,200	2,593
Russian Federation
8.750% due 07/24/2005		1,600	1,646

Total Sovereign Issues (Cost $4,768)			4,836

PURCHASED PUT OPTIONS 0.0%

Eurodollar March Futures (CME) Strike @ 94.750 Exp. 03/14/2005	90	$0

Total Purchased Put Options (Cost $1)		0

PREFERRED SECURITY 0.2%
	Shares
DG Funding Trust
3.360% due 12/29/2049 (a)	60	642

Total Preferred Security (Cost $632)		642

PREFERRED STOCK 0.4%

Fannie Mae
7.000% due 12/31/2049 (a)	22,500	1,281

Total Preferred Stock (Cost $1,125)		1,281

SHORT-TERM INSTRUMENTS 26.1%
	Principal Amount (000s)
Certificates of Deposit 3.0%
Citibank, N.A.
2.030% due 01/24/2005	$3,100	3,100
HSBC Bank USA
2.410% due 04/01/2005	5,700	5,700

		8,800

Commercial Paper 21.2%
ABN AMRO North America
1.925% due 01/24/2005	2,200	2,197
Bank of Ireland
2.280% due 02/11/2005	1,000	997
Barclays U.S. Funding Corp.
2.480% due 04/18/2005	1,800	1,786
Fannie Mae
2.248% due 03/02/2005	5,800	5,778
2.272% due 03/09/2005	1,200	1,195
2.285% due 03/09/2005	5,800	5,774
2.302% due 03/09/2005	5,800	5,774
2.319% due 03/09/2005	5,100	5,077
2.230% due 03/15/2005	800	796
2.474% due 03/30/2005	800	795
2.390% due 04/15/2005	2,900	2,879
2.485% due 05/25/2005	2,200	2,177
Federal Home Loan Bank
2.313% due 03/04/2005	2,900	2,888
Freddie Mac
2.100% due 03/01/2005	1,600	1,594
2.183% due 03/08/2005	400	398
2.380% due 03/31/2005	200	199
General Electric Capital Corp.
2.040% due 02/04/2005	1,900	1,897
2.280% due 02/23/2005	2,000	1,994
2.320% due 02/24/2005	200	199
2.420% due 03/11/2005	2,300	2,289
HBOS Treasury Services PLC
2.000% due 02/01/2005	500	499
2.420% due 03/14/2005	500	498
2.435% due 03/22/2005	4,200	4,177
ING U.S. Funding LLC
2.440% due 03/17/2005	3,600	3,582
UBS Finance, Inc.
2.390% due 03/14/2005	4,700	4,677
2.410% due 03/15/2005	2,200	2,189

		62,305

Repurchase Agreement 1.6%
State Street Bank
1.900% due 01/03/2005	$4,690	$4,690

(Dated 12/31/2004. Collateralized by Freddie Mac 2.125% due 11/15/2005 valued at $4,786. Repurchase proceeds are $4,691.)
U.S. Treasury Bills 0.3%
2.204% due 03/03/2005-03/17/2005 (c)(d)	915	910

Total Short-Term Instruments (Cost $76,720)		76,705

Total Investments (g) 99.4%		$292,133
(Cost $290,693)
Other Assets and Liabilities (Net) 0.6%		1,830

Net Assets 100.0%		$293,963

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Principal amount of security is adjusted for inflation.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Securities with an aggregate market value of $910 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar June Long Futures	06/2005	75	$(43)
Eurodollar September Long Futures	09/2005	472	(386)
Eurodollar December Long Futures	12/2005	62	(16)
United Kingdom 90-Day LIBOR Written Put Options Strike @ 94.250	06/2005	6	3

			$(442)

See accompanying notes	December 31, 2004	Annual Report	9

Schedule of Investments (Cont.)

Low Duration Portfolio

December 31, 2004

(e) Swap agreements outstanding at December 31, 2004:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Morgan Stanley Dean Witter & Co.	6-month BP-LIBOR	Receive	5.000%	03/15/2032	BP	100	$(6)
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Pay	6.000%	03/15/2032	EC	200	16
Morgan Stanley Dean Witter & Co.	3-month USD LIBOR	Pay	4.000%	06/15/2007		$63,000	(65)
Morgan Stanley Dean Witter & Co.	3-month USD-LIBOR	Receive	5.000%	06/15/2015		15,100	(54)
UBS Warburg LLC	3-month USD LIBOR	Pay	4.000%	06/15/2007		17,000	(17)

							$(126)

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection	Pay/ Receive Fixed rate	Expiration Date	Notional Amount		Unrealized Appreciation
Citibank N.A.	Republic of Panama 8.875% due 09/30/2027	Sell	1.650%	05/30/2005		$10	$0
Lehman Brothers, Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	1.000%	07/24/2005		200	1
Lehman Brothers, Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.970%	07/31/2005		200	1
Morgan Stanley Dean Witter & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	1.000%	07/22/2005		300	2

							$4

(f) Forward foreign currency contracts outstanding at December 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BR	95	02/2005	$2	$0	$2
Buy		300	03/2005	5	0	5
Buy	CP	24,709	02/2005	3	0	3
Buy		60,602	03/2005	7	0	7
Buy	EC	183	01/2005	6	0	6
Sell		18,146	01/2005	0	(347)	(347)
Buy	JY	433,147	01/2005	7	0	7
Sell		8,674	01/2005	0	0	0
Buy	KW	37,380	02/2005	1	0	1
Buy		118,000	03/2005	3	0	3
Buy	MP	1,122	03/2005	1	0	1
Buy	PN	112	02/2005	0	0	0
Buy		139	03/2005	0	0	0
Buy	PZ	158	02/2005	4	0	4
Buy		159	03/2005	1	0	1
Buy	RP	2,578	03/2005	0	0	0
Buy	RR	915	02/2005	1	0	1
Buy		3,048	03/2005	2	0	2
Buy	S$	54	02/2005	0	0	0
Buy		171	03/2005	1	0	1
Buy	SV	1,061	02/2005	2	0	2
Buy		1,338	03/2005	1	0	1
Buy	T$	1,063	02/2005	1	0	1
Buy		3,321	03/2005	2	0	2

				$50	$(347)	$(297)

(g) As of December 31, 2004, portfolio securities with aggregate market value of $5,997 were valued with reference to securities whose prices are more readily obtainable.

10	Annual Report	December 31, 2004	See accompanying notes

Notes to Financial Statements

December 31, 2004

1. Organization

The Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

December 31, 2004	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2004

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Currency symbols utilized throughout reports are defined as follows:

BP	-	British Pound
BR	-	Brazilian Real
CP	-	Chilean Peso
EC	-	Euro
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
PZ	-	Polish Zloty
RP	-	Indian Rupee
RR	-	Russian Ruble
S$	-	Singapore Dollar
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease

12	Annual Report	December 31, 2004

the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage their exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. There was no effect on the Portfolio’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period. Reclassification from net investment income to net realized gain/loss and net change in unrealized gain/loss in the Statement of Operations and Statement of Changes in Net Assets is as follows:

	12/31/2004	12/31/2003	12/31/2002	12/31/2001	12/31/2000
Net Investment Income Increase (Decrease)	$(3,610)	$(314)	$(1,322)	$1,169	$0
Net Realized Gain/Loss Increase (Decrease)	516	49	1,333	(947)	0
Net Change in Unrealized Gain/Loss Increase (Decrease)	3,094	265	(11)	(222)	0

The effect of the reclassification on the Financial Highlights is as follows:

	12/31/2004	12/31/2003	12/31/2002	12/31/2001	12/31/2000
Net Investment Income Increase	$0.00	$0.00	$0.00	$0.00	$0.00
Net Realized/Unrealized Gain (Loss) on Investments Increase	0.00	0.00	0.00	0.00	0.00
Ratio of Net Investment Income to Average Net Assets Increase (Decrease)	0.00%	0.00%	(0.01)%	0.01%	0.00%

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the

December 31, 2004	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2004

Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ending December 31, 2004, each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2004 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$499,866	$288,468	$147,740	$145,980

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2003	$0
Sales	115
Closing Buys	0
Expirations	(115)
Exercised	0
Balance at 12/31/2004	$0

14	Annual Report	December 31, 2004

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2004		Year Ended 12/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,233	$12,697	0	$0
Administrative Class	22,984	236,887	10,656	109,489

Issued as reinvestment of distributions

Institutional Class	14	145	0	0
Administrative Class	345	3,557	79	815

Cost of shares redeemed

Institutional Class	(58)	(603)	0	0
Administrative Class	(7,204)	(74,204)	(1,406)	(14,447)

Net increase resulting from Portfolio share transactions	17,314	$178,479	9,329	$95,857

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	100
Administrative Class	5	76

7. Federal Income Tax Matters

As of December 31, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral(2)
$ 664	$621	$ (914)	$0	$0	$(1,248)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, foreign currency transactions, swap contracts and tax straddle deferrals.

(2)	Capital losses realized during the period November 1, 2004 through December 31, 2004 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)
$ 290,850	$1,837	$ (554)	$1,283

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to tax straddle deferrals and wash sale loss deferrals for federal income tax purposes.

December 31, 2004	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2004

For the fiscal year ended December 31, 2004, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(4)	Long-Term Capital Gain Distributions	Return of Capital
$ 3,403	$300	$0

(4)	Includes short-term capital gains.

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”), PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust (in their capacity as Trustees of the PIMS or MMS Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

16	Annual Report	December 31, 2004

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2004:

Low Duration Portfolio	0.51%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Low Duration Portfolio	0.41%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

December 31, 2004	Annual Report	17

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Shareholders of the Low Duration Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Low Duration Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2005

18	Annual Report	December 31, 2004

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (45) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

R. Wesley Burns* (45) President and Trustee	08/1997 to present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Managing Director, PIMCO.	79	None

Non-Interested Trustees

E. Philip Cannon (64) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series.	111	None

Vern O. Curtis (70) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	79	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (65) Trustee	05/2000 to present	Private Investor and Business Advisor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Director, Freedom Communications; Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	79	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	79	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an "interested person" of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

December 31, 2004	Annual Report	19

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (41)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (34) Chief Compliance Officer	07/2004 to present	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (60)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (41)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (59)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
Henrik P. Larsen (34)	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President
Michael J. Willemsen (44) Vice President	08/1997 to present (since 02/2002 as Vice President )	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (58)	08/1997 to present	Specialist, PIMCO.
Secretary
John P. Hardaway (47)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (35)	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.
Assistant Treasurer

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

20	Annual Report	December 31, 2004

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Portfolio’s voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling the Portfolio at 1-800-927-4648, visiting our website at http://www.pimco.com and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio is available by calling the Portfolio at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Portfolio’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling the Portfolio at 1-800-927-4648 or visiting our website at http://www.pimco.com. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

STOCKSPLUS GROWTH AND INCOME PORTFOLIO

ADMINISTRATIVE CLASS

ANNUAL REPORT

December 31, 2004

Contents
Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	3
Financial Highlights	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Schedule of Investments	8
Notes to Financial Statements	11
Federal Income Tax Information	18
Report of Independent Registered Public Accounting Firm	19
Management of the Trust	20

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

All major fixed income sectors posted gains in fourth quarter 2004, capping a year in which bonds showed late strength. The 4.34% gain of the Lehman Brothers Aggregate Bond Index for the year came despite several major headwinds. These issues included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions when 2004 began that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004. The central bank raised the federal funds rate five times during the year for a total increase of 1.25%. The most recent move came on December 14, 2004 with an increase of 0.25%, leaving the federal funds rate at 2.25% at the end of the year. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on longer maturity Treasuries decreased in 2004. The yield on the benchmark ten-year Treasury ended the year at 4.22%, which was down 0.03% for the year. However, yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The relatively steep two- to ten-year portion of the yield curve flattened during the year. The difference between yields on securities maturing in two years versus ten years narrowed from 2.43% at the end of 2003 to 1.15% at the end of 2004.

On the following pages you will find a more complete review of the Portfolio as well as details about the total return investment performance for the one-year period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2005

December 31, 2004	Annual Report	1

Important Information About the Portfolio

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Portfolio does not apply to the stability of the Portfolio.

On the performance summary page in this annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example, which appears on the Portfolio’s individual page in this annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratio may vary period to period because of various factors such as increase in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and its counsel or litigation expense].

PIMCO Variable Insurance Trust is distributed by PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2004

StocksPLUS Growth and Income Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2004

             StocksPLUS Growth and
                Income Portfolio
              Administrative Class       S&P 500 Index
             ----------------------      -------------
12/31/1997       $10,000.00                $10,000.00
 1/31/1998        10,140.00                 10,110.60
 2/28/1998        10,820.00                 10,839.78
 3/31/1998        11,370.00                 11,394.88
 4/30/1998        11,490.00                 11,509.51
 5/31/1998        11,260.00                 11,311.67
 6/30/1998        11,701.13                 11,771.15
 7/31/1998        11,570.00                 11,645.78
 8/31/1998         9,905.61                  9,962.04
 9/30/1998        10,669.10                 10,600.20
10/31/1998        11,552.26                 11,462.42
11/30/1998        12,222.26                 12,157.16
12/31/1998        13,011.16                 12,857.66
 1/31/1999        13,445.56                 13,395.36
 2/28/1999        12,990.48                 12,979.04
 3/31/1999        13,540.60                 13,498.33
 4/30/1999        14,051.76                 14,021.12
 5/31/1999        13,697.08                 13,690.08
 6/30/1999        14,493.42                 14,449.88
 7/31/1999        14,030.64                 13,998.75
 8/31/1999        13,967.54                 13,929.03
 9/30/1999        13,663.45                 13,547.65
10/31/1999        14,524.72                 14,404.95
11/30/1999        14,758.65                 14,697.80
12/31/1999        15,593.62                 15,563.50
 1/31/2000        14,719.64                 14,781.86
 2/29/2000        14,501.15                 14,501.78
 3/31/2000        15,843.63                 15,920.49
 4/30/2000        15,355.42                 15,441.44
 5/31/2000        15,041.57                 15,124.58
 6/30/2000        15,397.61                 15,497.40
 7/31/2000        15,209.26                 15,255.02
 8/31/2000        16,209.87                 16,202.51
 9/30/2000        15,350.80                 15,347.18
10/31/2000        15,219.49                 15,282.26
11/30/2000        14,073.56                 14,077.47
12/31/2000        14,112.88                 14,146.25
 1/31/2001        14,649.30                 14,648.16
 2/28/2001        13,295.48                 13,312.54
 3/31/2001        12,450.39                 12,469.19
 4/30/2001        13,336.04                 13,438.17
 5/31/2001        13,502.90                 13,528.20
 6/30/2001        13,178.37                 13,198.93
 7/31/2001        13,126.28                 13,069.00
 8/31/2001        12,331.94                 12,250.88
 9/30/2001        11,338.06                 11,261.66
10/31/2001        11,589.43                 11,476.42
11/30/2001        12,396.45                 12,356.78
12/31/2001        12,499.09                 12,465.03
 1/31/2002        12,365.41                 12,283.16
 2/28/2002        12,178.26                 12,046.28
 3/31/2002        12,603.26                 12,499.41
 4/30/2002        11,876.93                 11,741.57
 5/31/2002        11,809.68                 11,655.03
 6/30/2002        10,948.26                 10,824.73
 7/31/2002        10,015.63                  9,981.22
 8/31/2002        10,177.83                 10,047.10
 9/30/2002         9,078.11                  8,955.17
10/31/2002         9,921.95                  9,743.39
11/30/2002        10,534.42                 10,316.31
12/31/2002         9,971.93                  9,710.25
 1/31/2003         9,765.61                  9,455.84
 2/28/2003         9,669.33                  9,314.01
 3/31/2003         9,775.81                  9,404.18
 4/30/2003        10,591.62                 10,179.27
 5/31/2003        11,172.36                 10,715.38
 6/30/2003        11,300.27                 10,852.08
 7/31/2003        11,438.92                 11,043.41
 8/31/2003        11,674.63                 11,258.79
 9/30/2003        11,600.89                 11,139.22
10/31/2003        12,226.84                 11,769.37
11/30/2003        12,338.12                 11,872.92
12/31/2003        13,001.23                 12,495.59
 1/31/2004        13,239.92                 12,724.94
 2/29/2004        13,450.52                 12,901.81
 3/31/2004        13,251.22                 12,707.17
 4/30/2004        12,969.58                 12,507.69
 5/31/2004        13,138.56                 12,679.33
 6/30/2004        13,381.96                 12,925.88
 7/31/2004        12,944.36                 12,498.07
 8/31/2004        13,043.18                 12,548.63
 9/30/2004        13,166.48                 12,684.54
10/31/2004        13,393.24                 12,878.32
11/30/2004        13,931.80                 13,399.40
12/31/2004        14,406.67                 13,855.36

à$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2004

		1 Year	5 Years*	Since Inception*
	StocksPLUS Growth and Income Portfolio Administrative Class (Inception 12/31/97)	10.81%	–1.57%	5.35%
- - - - - - -	S&P 500 Index	10.88%	–2.30%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

SECTOR BREAKDOWN‡

Short-Term Instruments‡‡	59.8%
U.S. Treasury Obligations	10.0%
Corporate Bonds & Notes	8.3%
Foreign Currency-Denominated Issues	6.4%
Mortgage-Backed Securities	5.1%
Other	10.4%

‡% of Total Investments as of December 31, 2004

‡‡Primarily serving as collateral for equity-linked derivative positions.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,076.60	$1,021.87
Expenses Paid During Period†	$3.39	$3.30

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The StocksPLUS Growth and Income Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments.

•	The S&P 500 Index, posted a total return of 10.88% for the 12-month period ended December 31, 2004.

•	The Portfolio’s Administrative Class underperformed the Index by returning 10.81% for the same period.

•	Short-term interest rates rose during 2004, resulting in negative fixed income returns. While the structural yield advantage provided by non-money market holdings boosted returns, this yield contribution was overshadowed by the rise in short maturity rates.

•	Non-U.S. positions, mainly short maturity Eurozone issues, added value amid expectations for slower growth and lower inflation in Europe.

•	Real return bond investments continued to outperform in 2004, adding value versus like-duration nominal bonds as real yields fell.

•	Exposure to mortgage and corporate securities provided diversification and incremental yield relative to money markets; both sectors also benefited from spread narrowing in 2004.

•	A small allocation to emerging market bonds added value, as improving credit quality and strong commodity prices supported emerging market bonds.

December 31, 2004	Annual Report	3

Financial Highlights

StocksPLUS Growth and Income Portfolio (Administrative Class)

Selected Per Share Data for the Year Ended:	12/31/2004	12/31/2003	12/31/2002		12/31/2001		12/31/2000

Net asset value beginning of period	$9.26	$7.25	$9.35		$11.05		$13.56
Net investment income*(a)	0.13	0.13	0.26		0.50		0.82
Net realized/unrealized gain (loss) on investments*(a)	0.86	2.06	(2.14)		(1.78)		(2.04)
Total income (loss) from investment operations	0.99	2.19	(1.88)		(1.28)		(1.22)
Dividends from net investment income	(0.16)	(0.18)	(0.22)		(0.42)		(0.75)
Distributions from net realized capital gains	0.00	0.00	0.00		0.00		(0.54)
Total distributions	(0.16)	(0.18)	(0.22)		(0.42)		(1.29)
Net asset value end of year	$10.09	$9.26	$7.25		$9.35		$11.05
Total return	10.81%	30.38%	(20.22)%		(11.43)%		(9.50)%
Net assets end of year (000s)	$266,851	$267,880	$218,993		$259,926		$272,751
Ratio of net expenses to average net assets	0.65%	0.65%	0.65	%(b)	0.67	%(c)	0.65	%(b)
Ratio of net investment income to average net assets*	1.39%	1.54%	3.13%		5.02%		6.30%
Portfolio turnover rate	249%	134%	192%		547%		350%

*	As a result of a change in generally accepted accounting principles, the Portfolio has reclassified periodic payments made or received for certain derivative instruments, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. The effects of these reclassifications are noted in the Notes to Financials.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.66%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.65%.

4	Annual Report	December 31, 2004	See accompanying notes

Statement of Assets and Liabilities

StocksPLUS Growth and Income Portfolio

December 31, 2004

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$267,412
Cash	1,359
Foreign currency, at value	1,297
Receivable for investments sold on delayed delivery basis	27,884
Unrealized appreciation on forward foreign currency contracts	23
Receivable for Portfolio shares sold	11
Interest and dividends receivable	1,080
Variation margin receivable	816
Unrealized appreciation on swap agreements	339
300,221

Liabilities:

Unrealized depreciation on forward foreign currency contracts	$278
Payable for short sale	28,174
Payable for Portfolio shares redeemed	52
Accrued investment advisory fee	97
Accrued administration fee	24
Accrued servicing fee	37
Variation margin payable	903
Swap premiums received	97
Unrealized depreciation on swap agreements	148
29,810

Net Assets	$270,411

Net Assets Consist of:

Paid in capital	$335,426
Undistributed net investment income	1,404
Accumulated undistributed net realized (loss)	(73,408)
Net unrealized appreciation	6,989
$270,411

Net Assets:

Institutional Class	$3,560
Administrative Class	266,851

Shares Issued and Outstanding:

Institutional Class	351
Administrative Class	26,449

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.14
Administrative Class	10.09

Cost of Investments Owned	$266,279
Cost of Foreign Currency Held	$1,289

See accompanying notes	December 31, 2004	Annual Report	5

Statement of Operations

StocksPLUS Growth and Income Portfolio

Amounts in thousands
Year Ended December 31, 2004

Investment Income:
Interest	$5,363
Dividends	70
Miscellaneous income	1
Total Income	5,434

Expenses:

Investment advisory fees	1,068
Administration fees	267
Servicing fees - Administrative Class	395
Trustees’ fees	4
Total Expenses	1,734

Net Investment Income	3,700

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(729)
Net realized gain on futures contracts, options, and swaps	29,702
Net realized (loss) on foreign currency transactions	(405)
Net change in unrealized appreciation on investments	610
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(5,532)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(238)
Net Gain	23,408

Net Increase in Net Assets Resulting from Operations	$27,108

6	Annual Report	December 31, 2004	See accompanying notes

Statements of Changes in Net Assets

StocksPLUS Growth and Income Portfolio

Amounts in thousands
	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$3,700	$3,744
Net realized gain	28,568	49,061
Net change in unrealized appreciation (depreciation)	(5,160)	12,945
Net increase resulting from operations	27,108	65,750

Distributions to Shareholders:

From net investment income
Institutional Class	(61)	(39)
Administrative Class	(4,442)	(5,180)

Total Distributions	(4,503)	(5,219)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	2,388	1,004
Administrative Class	19,773	59,278

Issued as reinvestment of distributions
Institutional Class	61	39
Administrative Class	4,442	5,180

Cost of shares redeemed
Institutional Class	(1,400)	(51)
Administrative Class	(47,541)	(75,677)
Net (decrease) resulting from Portfolio share transactions	(22,277)	(10,227)

Total Increase in Net Assets	328	50,304

Net Assets:

Beginning of period	270,083	219,779
End of period*	$270,411	$270,083

*Including undistributed (overdistributed) net investment income of:	$1,404	$(171)

See accompanying notes	December 31, 2004	Annual Report	7

Schedule of Investments

StocksPLUS Growth and Income Portfolio

December 31, 2004

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 8.2%
Banking & Finance 3.9%
Ford Motor Credit Co.
7.500% due 03/15/2005	$2,000	$2,017
7.750% due 03/15/2005	100	101
7.600% due 08/01/2005	500	512
General Motors Acceptance Corp.
4.438% due 03/04/2005 (a)	900	902
5.250% due 05/16/2005	400	404
3.329% due 10/20/2005 (a)	1,500	1,506
Pemex Project Funding Master Trust
3.540% due 01/07/2005 (a)	3,900	3,901
Verizon Wireless Capital LLC
2.415% due 05/23/2005 (a)	1,100	1,100

		10,443

Industrials 3.1%
AOL Time Warner, Inc.
5.625% due 05/01/2005	400	404
Cox Communications, Inc.
3.040% due 12/14/2007 (a)	200	200
DaimlerChrysler North America Holding Corp.
7.400% due 01/20/2005	2,400	2,404
3.349% due 09/26/2005 (a)	200	201
Delhaize America, Inc.
7.375% due 04/15/2006	2,200	2,321
Enron Credit Linked Notes Trust
8.000% due 08/15/2005 (b)	1,700	897
HJ Heinz Co.
6.189% due 12/01/2005 (a)	800	831
Tyco International Group S.A.
6.375% due 06/15/2005	1,200	1,218

		8,476

Utilities 1.2%
Pacific Gas & Electric Co.
3.260% due 04/03/2006 (a)	1,650	1,651
Sprint Capital Corp.
7.125% due 01/30/2006	200	208
TXU Energy Co. LLC
2.838% due 01/17/2006 (a)	1,350	1,354

		3,213

Total Corporate Bonds & Notes (Cost $22,890)		22,132

MUNICIPAL BONDS & NOTES 0.5%

Golden State Tobacco Securitization Agency Revenue Bonds, Series 2003
5.000% due 06/01/2021	905	910
North Carolina State Educational Assistance Authority Revenue Bonds, (GTD Insured), Series 2000
2.560% due 06/01/2009 (a)	513	513

Total Municipal Bonds & Notes (Cost $1,414)		1,423

U.S. GOVERNMENT AGENCIES 4.0%

Fannie Mae
4.802% due 12/01/2036 (a)	730	742
5.000% due 12/01/2017-09/01/2018 (d)	1,492	1,518
5.063% due 09/01/2034 (a)	763	765
5.156% due 04/01/2033 (a)	477	487
6.000% due 04/01/2013-11/01/2033 (d)	583	611
6.500% due 09/01/2005	3	3
8.000% due 05/01/2030-09/01/2031 (d)	102	111
Freddie Mac
5.500% due 11/15/2015-08/15/2030 (d)	368	368
6.000% due 07/01/2016-05/01/2033 (d)	1,844	1,910
6.500% due 10/25/2043	944	986

Government National Mortgage Association
3.375% due 04/20/2024-05/20/2028 (a)(d)	$2,136	$2,173
3.750% due 08/20/2024 (a)	33	33
4.000% due 11/20/2029 (a)	354	361
8.000% due 04/15/2027-02/15/2031 (d)	635	690
8.500% due 04/20/2030	8	8

Total U.S. Government Agencies (Cost $10,771)		10,766

U.S. TREASURY OBLIGATIONS 9.9%

Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007	3,735	3,957
3.625% due 01/15/2008	19,497	21,244
3.875% due 01/15/2009	116	130
4.250% due 01/15/2010	227	263
0.875% due 04/15/2010	101	100
3.500% due 01/15/2011	329	374
3.000% due 07/15/2012	531	593

Total U.S. Treasury Obligations (Cost $25,721)		26,661

MORTGAGE-BACKED SECURITIES 5.1%

Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	478	493
Bear Stearns Adjustable Rate Mortgage Trust
5.938% due 06/25/2032 (a)	173	176
5.352% due 02/25/2033 (a)	442	447
4.299% due 01/25/2034 (a)	550	553
4.771% due 01/25/2034 (a)	1,049	1,054
Countrywide Alternative Loan Trust
6.000% due 10/25/2033	921	935
CS First Boston Mortgage Securities Corp.
2.817% due 02/25/2032 (a)	50	50
1.430% due 03/25/2032 (a)	502	501
1.727% due 03/25/2032 (a)	1,167	1,171
5.738% due 05/25/2032 (a)	255	258
5.082% due 06/25/2032 (a)	82	82
6.269% due 06/25/2032 (a)	113	114
DLJ Mortgage Acceptance Corp.
2.917% due 06/25/2026 (a)	67	68
GSR Mortgage Loan Trust
2.767% due 01/25/2034 (a)	211	211
Impac CMB Trust
2.797% due 10/25/2033 (a)	131	131
Mellon Residential Funding Corp.
2.642% due 06/15/2030 (a)	1,366	1,363
Merrill Lynch Mortgage Investors, Inc.
4.910% due 12/25/2032 (a)	226	225
Morgan Stanley Dean Witter Capital I, Inc.
5.500% due 04/25/2017	198	201
Prime Mortgage Trust
2.817% due 02/25/2019 (a)	106	106
2.817% due 02/25/2034 (a)	313	314
Resecuritization Mortgage Trust
2.667% due 04/26/2021 (a)	15	15
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	460	474
Salomon Brothers Mortgage Securities VII, Inc.
4.498% due 12/25/2030 (a)	444	452
Structured Asset Securities Corp.
2.717% due 10/25/2027 (a)	558	558
Washington Mutual Mortgage Securities Corp.
6.000% due 03/25/2017	95	95
5.396% due 02/25/2033 (a)	1,047	1,054
3.181% due 02/27/2034 (a)	739	741
2.994% due 08/25/2042 (a)	1,897	1,914

Total Mortgage-Backed Securities (Cost $13,784)		13,756

ASSET-BACKED SECURITIES 3.1%

Ameriquest Mortgage Securities, Inc.
2.727% due 04/25/2032 (a)		$10	$10
Amortizing Residential Collateral Trust
2.737% due 07/25/2032 (a)		124	124
Argent Securities, Inc.
2.527% due 05/25/2034 (a)		1,526	1,527
Chase Funding Mortgage Loan Asset-Backed Certificates
2.527% due 09/25/2021 (a)		805	806
2.787% due 10/25/2032 (a)		300	301
Countrywide Asset-Backed Certificates
2.507% due 06/25/2022 (a)		1,049	1,050
2.560% due 05/25/2023 (a)		1,300	1,301
2.677% due 05/25/2032 (a)		272	273
CS First Boston Mortgage Securities Corp.
2.727% due 01/25/2032 (a)		202	202
2.747% due 05/25/2043 (a)		200	200
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.547% due 10/25/2034 (a)		551	550
Home Equity Mortgage Trust
2.667% due 04/25/2034 (a)		84	84
Impac CMB Trust
2.667% due 04/25/2034 (a)		771	772
Merrill Lynch CLO Pilgrim-3
2.860% due 06/23/2010 (a)		277	275
Residential Asset Securities Corp.
2.537% due 06/25/2025 (a)		385	385
Structured Asset Investment Loan Trust
2.557% due 08/25/2010 (a)		3	3
Structured Asset Securities Corp.
2.537% due 06/25/2034 (a)		430	430

Total Asset-Backed Securities (Cost $8,290)			8,293

SOVEREIGN ISSUES 1.6%

Republic of Brazil
3.063% due 04/15/2006 (a)		624	626
3.125% due 04/15/2009 (a)		1,006	998
3.125% due 04/15/2009 (a)		106	105
Russian Federation
8.750% due 07/24/2005		1,700	1,749
United Mexican States
2.752% due 01/13/2009 (a)		900	913

Total Sovereign Issues (Cost $4,324)			4,391

FOREIGN CURRENCY-DENOMINATED ISSUES 6.3%

Bundesschatzanweisungen
2.000% due 06/17/2005	EC	12,600	17,113

Total Foreign Currency-Denominated Issues (Cost $16,311)			17,113

PURCHASED PUT OPTIONS 0.0%
	# of Contracts
Eurodollar June Futures (CME)
Strike @ 95.000 Exp. 06/13/2005		160	1
Strike @ 94.500 Exp. 06/13/2005		110	1
Eurodollar March Futures (CME)
Strike @ 93.250 Exp. 03/14/2005		36	0
Eurodollar September Futures (CME)
Strike @ 93.750 Exp. 09/19/2005		30	0
Strike @ 93.250 Exp. 09/19/2005		259	3
S&P 500 Index March Futures (CME)
Strike @ 700 Exp. 03/18/2005		652	0

Total Purchased Put Options (Cost $25)			5

8	Annual Report	December 31, 2004	See accompanying notes

Value
Shares	(000s)

PREFERRED SECURITY 0.7%

DG Funding Trust
3.360% due 12/29/2049 (a)	173	$1,851

Total Preferred Security (Cost $1,823)		1,851

PREFERRED STOCK 0.4%

Fannie Mae
7.000% due 12/31/2049 (a)	20,100	1,144

Total Preferred Stock (Cost $1,005)		1,144

SHORT-TERM INSTRUMENTS 59.1%
	Principal Amount (000s)
Certificates of Deposit 2.0%
Citibank, N.A.
2.380% due 03/07/2005	$5,300	5,277

Commercial Paper 51.0%
Anz National International Ltd.
2.050% due 01/28/2005	3,400	3,395
Barclays U.S. Funding Corp.
2.340% due 02/28/2005	1,600	1,594
2.480% due 04/18/2005	3,300	3,275
CDC Commercial Corp.
2.040% due 02/22/2005	4,900	4,886
2.100% due 02/23/2005	1,800	1,795
Danske Corp.
2.390% due 03/15/2005	4,000	3,980
2.440% due 03/23/2005	2,800	2,784
Delphi Corp.
2.090% due 04/11/2005	1,200	1,192
Dexia Delaware LLC
2.040% due 01/25/2005	5,200	5,193
2.060% due 01/26/2005	1,300	1,298
2.410% due 03/14/2005	1,500	1,493
Fannie Mae
1.980% due 01/24/2005	5,600	5,594
1.986% due 01/26/2005	2,600	2,597
1.993% due 01/26/2005	5,000	4,993
2.073% due 02/02/2005	2,600	2,595
2.044% due 02/04/2005	200	200
2.175% due 02/09/2005	2,000	1,995
2.210% due 02/16/2005	200	199
2.221% due 02/23/2005	1,700	1,695
2.230% due 02/23/2005	100	100
2.248% due 03/02/2005	2,400	2,391
2.299% due 03/02/2005	2,400	2,391
2.130% due 03/03/2005	1,200	1,196
2.230% due 03/15/2005	800	796
Federal Home Loan Bank
1.969% due 01/19/2005	1,000	999
5.500% due 03/02/2005	2,700	2,690
2.313% due 03/04/2005	2,700	2,689
2.340% due 03/11/2005	5,300	5,275
Freddie Mac
2.105% due 01/10/2005	100	100
1.928% due 01/11/2005	2,200	2,199
1.985% due 01/25/2005	100	100
2.160% due 02/08/2005	2,600	2,594
2.161% due 02/15/2005	3,800	3,790
2.190% due 02/15/2005	3,500	3,491
2.200% due 03/08/2005	2,500	2,489
General Electric Capital Corp.
2.040% due 02/04/2005	100	100
2.280% due 02/23/2005	3,500	3,489
2.320% due 02/24/2005	4,200	4,186
HBOS Treasury Services PLC
2.130% due 02/02/2005	2,400	2,396
2.410% due 03/14/2005	5,600	5,572
2.435% due 03/22/2005	100	99

National Australia Funding, Inc.
2.295% due 01/10/2005	$7,400	$7,397
Nestle Capital Corp.
2.220% due 02/15/2005	7,300	7,281
Rabobank USA Financial Corp.
2.170% due 01/03/2005	2,600	2,600
Royal Bank of Scotland PLC
2.410% due 03/15/2005	600	597
Spintab AB
2.365% due 02/11/2005	7,300	7,281
UBS Finance, Inc.
2.370% due 03/10/2005	5,600	5,574
Westpac Trust Securities NZ Ltd. London
2.390% due 03/09/2005	7,400	7,366

		137,981

Repurchase Agreement 2.2%
State Street Bank
1.900% due 01/03/2005	6,010	6,010

(Dated 12/31/2004. Collateralized by Freddie Mac 2.125% due 11/15/2005 valued at $6,130. Repurchase proceeds are $6,011.)
U.S. Treasury Bills 3.9%
2.187% due 03/03/2005-03/17/2005 (d)(e)	10,650	10,609

Total Short-Term Instruments		159,877
(Cost $159,921)

Total Investments (i) 98.9%		$267,412
(Cost $266,279)
Other Assets and Liabilities (Net) 1.1%		2,999

Net Assets 100.0%		$270,411

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Security is in default.

(c) Principal amount of security is adjusted for inflation.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Securities with an aggregate market value of $22,197 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Eurodollar June Long Futures	06/2005	22	$(10)
Eurodollar September Long Futures	09/2005	168	(67)
Eurodollar December Long Futures	12/2005	189	(50)
Euribor Purchase Put Options Strike @ 94.500	06/2005	90	(1)
Euribor Purchased Put Options Strike @ 93.250	12/2005	56	(1)
Euribor Purchased Put Options Strike @ 94.250	12/2005	132	(2)
Euribor Purchased Put Options Strike @ 95.000	03/2005	47	(1)
Euribor Written Put Options Strike @ 97.750	06/2005	484	(43)

Euro-Bund 10-Year Note Long Futures	03/2005	2	$1
Government of Japan 10-Year Note Long Futures	03/2005	3	0
S&P 500 Index March Long Futures	03/2005	839	6,196
U.S. Treasury 10-Year Note Long Futures	03/2005	187	95
United Kingdom 90-Day LIBOR Purchased Put Options Strike @ 93.500	06/2005	234	(3)
United Kingdom 90-Day LIBOR Written Put Options Strike @ 94.250	06/2005	234	79

			$6,193

See accompanying notes	December 31, 2004	Annual Report	9

Schedule of Investments (Cont.)

StocksPLUS Growth and Income Portfolio

December 31, 2004

(f) Swap agreements outstanding at December 31, 2004:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	2.000%	06/15/2012	JY	130,000	$(56)
Morgan Stanley Dean Witter & Co.	6-month JY-LIBOR	Receive	2.000%	06/15/2012		260,000	(92)
Barclays Bank PLC	3-month USD LIBOR	Pay	4.000%	06/15/2010		$700	0
Greenwich Capital Markets, Inc.	3-month USD-LIBOR	Pay	4.000%	06/15/2010		1,900	11

							$(137)

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed rate	Expiration Date	Notional Amount	Unrealized Appreciation
Morgan Stanley Dean Witter & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.700%	05/24/2005	$1,800	$1
Morgan Stanley Dean Witter & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	1.000%	07/20/2005	700	5

						$6

Total Return Swaps
Counterparty		Receive total return	Pay	Expiration Date	# of Contracts	Unrealized Appreciation
Credit Suisse First Boston		S&P 500 Index	1-month USD-LIBOR plus 0.040%	04/29/2005	3,581	$200
Credit Suisse First Boston		S&P 500 Index	1-month USD-LIBOR plus 0.050%	06/17/2005	4,809	122

						$322

(g) Short sales open at December 31, 2004 were as follows:
Type		Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Note		3.625	05/15/2013	$5,000	$4,873	$4,825
U.S. Treasury Note		4.250	11/15/2013	4,400	4,458	4,369
U.S. Treasury Note		4.000	02/15/2014	18,800	18,843	18,339

					$28,174	$27,533

(h) Forward foreign currency contracts outstanding at December 31, 2004:
Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EC	502	01/2005	$17	$0	$17
Sell		14,102	01/2005	0	(278)	(278)
Buy	JY	409,848	01/2005	6	0	6
Sell		13,516	01/2005	0	0	0

				$23	$(278)	$(255)

(i) As of December 31, 2004, portfolio securities with aggregate market value of $4,093 were valued with reference to securities whose prices are more readily obtainable.

10	Annual Report	December 31, 2004	See accompanying notes

Notes to Financial Statements

December 31, 2004

1. Organization

The StocksPLUS Growth and Income Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable

December 31, 2004	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2004

income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Currency symbols utilized throughout reports are defined as follows:

EC  -   Euro

JY  -  Japanese Yen

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are

12	Annual Report	December 31, 2004

exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage their exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. There was no effect on the Portfolio’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period. Reclassification from net investment income to net realized gain/loss and net change in unrealized gain/loss in the Statement of Operations and Statement of Changes in Net Assets is as follows:

	12/31/2004	12/31/2003	12/31/2002	12/31/2001	12/31/2000
Net Investment Income Increase (Decrease)	$(1,176,054)	$(1,563,813)	$1,019,736	$1,054,587	$1,169,943
Net Realized Gain/Loss Increase (Decrease)	1,143,335	1,004,989	(717,035)	(1,067,039)	(1,195,138)
Net Change in Unrealized Gain/Loss Increase (Decrease)	32,719	558,824	(302,701)	12,452	25,195

The effect of the reclassification to the Financial Highlights is as follows:

	12/31/2004	12/31/2003	12/31/2002	12/31/2001	12/31/2000
Net Investment Income Increase (Decrease)	$(0.04)	$(0.05)	$0.04	$0.04	$0.06
Net Realized/Unrealized Gain (Loss) on Investments Increase (Decrease)	0.04	0.05	(0.04)	(0.04)	(0.06)
Ratio of Net Investment Income to Average Net Assets Increase (Decrease)	(0.44)%	(0.65)%	0.44%	0.42%	0.44%

December 31, 2004	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2004

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.40%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.10%.

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ending December 31, 2004, each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2004 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$193,047	$187,250	$90,192	$52,451

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2003	$88
Sales	182
Closing Buys	0
Expirations	(270)
Exercised	0
Balance at 12/31/2004	$0

14	Annual Report	December 31, 2004

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2004		Year Ended 12/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	253	$2,388	131	$1,004
Administrative Class	2,102	19,773	7,716	59,278

Issued as reinvestment of distributions

Institutional Class	6	61	4	39
Administrative Class	458	4,442	610	5,180

Cost of shares redeemed

Institutional Class	(145)	(1,400)	(6)	(51)
Administrative Class	(5,048)	(47,541)	(9,593)	(75,677)

Net decrease resulting from Portfolio share transactions	(2,374)	$(22,277)	(1,138)	$(10,227)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	3	99
Administrative Class	3	90	*

*	One of the shareholders, Allianz Life Insurance Co., is an indirect wholly owned subsidiary of Allianz Global Investors of America L.P. and a related party to the Portfolio.

7. Federal Income Tax Matters

As of December 31, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(2)	Post-October Deferral(3)
$ 2,162	$0	$(554)	$0	$(67,168)	$(510)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, foreign currency transactions, swap contracts and tax straddle deferrals.

(2)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.

(3)	Capital losses realized during the period November 1, 2004 through December 31, 2004 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2004, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands):

Expiration of Accumulated Capital Losses
2008	2009	2010	2011
$ 0	$9,079	$58,089	$0

December 31, 2004	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2004

As of December 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$ 266,357	$$2,133	$(1,078)	$1,055

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to tax straddle deferrals for federal income tax purposes.

For the fiscal year ended December 31, 2004, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
$ 4,503	$0	$0

The Portfolio did not distribute capital gains during the fiscal year due to accumulated capital losses. The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”), PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust (in their capacity as Trustees of the PIMS or MMS Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a

16	Annual Report	December 31, 2004

temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

December 31, 2004	Annual Report	17

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2004:

StocksPLUS Growth and Income Portfolio	6.34%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

StocksPLUS Growth and Income Portfolio	2.81%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

18	Annual Report	December 31, 2004

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Shareholders of the StocksPLUS Growth and Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the StocksPLUS Growth and Income Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2005

December 31, 2004	Annual Report	19

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (45) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

R. Wesley Burns* (45) President and Trustee	08/1997 to present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Managing Director, PIMCO.	79	None

Non-Interested Trustees

E. Philip Cannon (64) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series.	111	None

Vern O. Curtis (70) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	79	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (65) Trustee	05/2000 to present	Private Investor and Business Advisor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Director, Freedom Communications; Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	79	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	79	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an "interested person" of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

20	Annual Report	December 31, 2004

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (41)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (34) Chief Compliance Officer	07/2004 to present	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (60)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (41)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (59)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
Henrik P. Larsen (34)	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President
Michael J. Willemsen (44) Vice President	08/1997 to present (since 02/2002 as Vice President )	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (58)	08/1997 to present	Specialist, PIMCO.
Secretary
John P. Hardaway (47)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (35)	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.
Assistant Treasurer

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2004	Annual Report	21

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Portfolio’s voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling the Portfolio at 1-800-927-4648, visiting our website at http://www.pimco.com and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio is available by calling the Portfolio at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Portfolio’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling the Portfolio at 1-800-927-4648 or visiting our website at http://www.pimco.com. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

SHORT-TERM PORTFOLIO

ADMINISTRATIVE CLASS

ANNUAL REPORT

December 31, 2004

Contents
Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	3
Financial Highlights	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Schedule of Investments	8
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	17
Management of the Trust	18

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

All major fixed income sectors posted gains in fourth quarter 2004, capping a year in which bonds showed late strength. The 4.34% gain of the Lehman Brothers Aggregate Bond Index for the year came despite several major headwinds. These issues included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions when 2004 began that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004. The central bank raised the federal funds rate five times during the year for a total increase of 1.25%. The most recent move came on December 14, 2004 with an increase of 0.25%, leaving the federal funds rate at 2.25% at the end of the year. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on longer maturity Treasuries decreased in 2004. The yield on the benchmark ten-year Treasury ended the year at 4.22%, which was down 0.03% for the year. However, yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The relatively steep two- to ten-year portion of the yield curve flattened during the year. The difference between yields on securities maturing in two years versus ten years narrowed from 2.43% at the end of 2003 to 1.15% at the end of 2004.

On the following pages you will find a more complete review of the Portfolio as well as details about the total return investment performance for the one-year period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2005

December 31, 2004	Annual Report	1

Important Information About the Portfolio

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Portfolio does not apply to the stability of the Portfolio.

On the performance summary page in this annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example, which appears on the Portfolio’s individual page in this annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratio may vary period to period because of various factors such as increase in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and its counsel or litigation expense].

PIMCO Variable Insurance Trust is distributed by PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2004

Short-Term Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2004

           Short-Term Portfolio   Citigroup 3-Month
           Administrative Class   Treasury Bill Index
           --------------------   -------------------
 9/30/99         $10,000.00           $10,000.00
10/31/99          10,041.94            10,040.80
11/30/99          10,080.78            10,081.37
12/31/99          10,132.36            10,124.41
 1/31/00          10,175.14            10,168.86
 2/29/00          10,217.88            10,212.18
 3/31/00          10,267.05            10,260.07
 4/30/00          10,310.20            10,308.19
 5/31/00          10,369.07            10,358.60
 6/30/00          10,425.54            10,407.18
 7/31/00          10,486.37            10,457.55
 8/31/00          10,562.19            10,509.32
 9/30/00          10,632.34            10,561.55
10/31/00          10,691.60            10,616.89
11/30/00          10,748.53            10,671.14
12/31/00          10,782.38            10,727.27
 1/31/01          10,858.19            10,782.63
 2/28/01          10,920.36            10,829.21
 3/31/01          10,964.52            10,876.96
 4/30/01          10,983.97            10,918.73
 5/31/01          11,046.99            10,958.69
 6/30/01          11,066.10            10,993.87
 7/31/01          11,173.94            11,028.39
 8/31/01          11,235.65            11,061.92
 9/30/01          11,328.25            11,093.67
10/31/01          11,398.68            11,122.73
11/30/01          11,428.89            11,146.42
12/31/01          11,478.21            11,165.93
 1/31/02          11,478.12            11,183.35
 2/28/02          11,493.41            11,198.33
 3/31/02          11,498.24            11,214.80
 4/30/02          11,551.77            11,230.95
 5/31/02          11,589.85            11,247.68
 6/30/02          11,613.00            11,263.42
 7/31/02          11,610.56            11,279.87
 8/31/02          11,653.36            11,296.22
 9/30/02          11,673.38            11,311.81
10/31/02          11,721.26            11,327.54
11/30/02          11,794.54            11,342.04
12/31/02          11,825.08            11,355.65
 1/31/03          11,864.77            11,368.02
 2/28/03          11,899.04            11,378.48
 3/31/03          11,931.36            11,389.97
 4/30/03          11,963.24            11,400.80
 5/31/03          11,993.74            11,411.85
 6/30/03          12,007.38            11,422.24
 7/31/03          11,962.82            11,432.18
 8/31/03          11,965.94            11,441.55
 9/30/03          12,025.03            11,450.25
10/31/03          12,015.36            11,459.52
11/30/03          12,026.91            11,468.46
12/31/03          12,067.24            11,477.64
 1/31/04          12,077.92            11,486.70
 2/29/04          12,099.40            11,495.09
 3/31/04          12,110.31            11,504.17
 4/30/04          12,097.41            11,513.03
 5/31/04          12,107.31            11,522.35
 6/30/04          12,105.31            11,531.80
 7/31/04          12,129.68            11,542.76
 8/31/04          12,153.64            11,555.22
 9/30/04          12,166.76            11,568.97
10/31/04          12,194.21            11,584.48
11/30/04          12,199.01            11,600.93
12/31/04          12,224.24            11,620.07

à$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2004

		1 Year	5 Years*	Since Inception*
	Short-Term Portfolio Administrative Class (Inception 09/30/99)	1.30%	3.83%	3.90%
- - - - - - -	Citigroup 3-Month Treasury Bill Index	1.24%	2.79%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

SECTOR BREAKDOWN‡

Short-Term Instruments	61.8%
Asset-Backed Securities	10.0%
Corporate Bonds & Notes	9.4%
U.S. Government Agencies	8.5%
U.S. Treasury Obligations	4.9%
Other	5.4%

‡% of Total Investments as of December 31, 2004

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,009.80	$1,022.12
Expenses Paid During Period†	$3.03	$3.05

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Short-Term Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

•	The Portfolio’s Administrative Class returned 1.30% for the 12-month period ended December 31, 2004, outperforming the 1.24% return of the Citigroup 3-Month Treasury Bill Index during the same period.

•	Above-Benchmark duration in the U.S. was negative for returns during the year as U.S. rates rose; however, exposure to European duration helped as these rates fell.

•	Forward exposure to short maturity rates added value throughout the year; these yields rose less than markets expected, as the Federal Reserve began its tightening cycle.

•	An emphasis on the mortgage sector helped returns as low volatility and strong bank demand supported these assets. In addition, the Portfolio’s selection of mortgage securities also added to returns.

•	An emphasis on corporate securities was positive as investors around the world were drawn to corporate bonds for their extra yield.

•	A tactical allocation to real return bonds added value; TIPS outperformed nominal securities as real yields fell.

•	Emerging market investments were positive as fundamentals such as trade surpluses and currency reserves continued to improve.

December 31, 2004	Annual Report	3

Financial Highlights

Short-Term Portfolio (Administrative Class)

Selected Per Share Data for the Year Ended:	12/31/2004	12/31/2003	12/31/2002		12/31/2001		12/31/2000

Net asset value beginning of period	$10.10	$10.08	$10.08		$10.01		$10.00
Net investment income* (a)	0.12	0.13	0.28		0.48		0.53
Net realized/unrealized gain on investments* (a)	0.01	0.07	0.02		0.15		0.09
Total income from investment operations	0.13	0.20	0.30		0.63		0.62
Dividends from net investment income	(0.13)	(0.17)	(0.29)		(0.52)		(0.61)
Distributions from net realized capital gains	(0.02)	(0.01)	(0.01)		(0.04)		0.00
Total distributions	(0.15)	(0.18)	(0.30)		(0.56)		(0.61)
Net asset value end of year	$10.08	$10.10	$10.08		$10.08		$10.01
Total return	1.30%	2.05%	3.02%		6.45%		6.42%
Net assets end of year (000s)	$8,274	$5,948	$4,340		$1,683		$37
Ratio of net expenses to average net assets	0.60%	0.60%	0.60	%(d)	0.61	%(b)(c)	0.60%
Ratio of net investment income to average net assets*	1.18%	1.33%	2.81%		4.71%		5.27%
Portfolio turnover rate	251%	199%	60%		94%		281%

*	As a result of a change in generally accepted accounting principles, the Portfolio has reclassified periodic payments made or received for certain derivative instruments, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. The effects of these reclassifications are noted in the Notes to Financials.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.60%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.62%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.61%.

4	Annual Report	December 31, 2004	See accompanying notes

Statement of Assets and Liabilities

Short-Term Portfolio

December 31, 2004

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$33,902
Cash	34
Foreign currency, at value	17
Receivable for investments sold on delayed delivery basis	823
Receivable for Portfolio shares sold	66
Interest and dividends receivable	117
Variation margin receivable	6
Swap premiums paid	15
Unrealized appreciation on swap agreements	20
35,000

Liabilities:

Payable for investments purchased	$505
Payable for investments purchased on delayed delivery basis	50
Payable for short sale	828
Written options outstanding	6
Accrued investment advisory fee	7
Accrued administration fee	6
Accrued servicing fee	1
Unrealized depreciation on swap agreements	3
1,406

Net Assets	$33,594

Net Assets Consist of:

Paid in capital	$33,576
Undistributed net investment income	23
Accumulated undistributed net realized (loss)	(35)
Net unrealized appreciation	30
$33,594

Net Assets:

Institutional Class	$25,320
Administrative Class	8,274

Shares Issued and Outstanding:

Institutional Class	2,512
Administrative Class	821

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.08
Administrative Class	10.08

Cost of Investments Owned	$33,889
Cost of Foreign Currency Held	$17

See accompanying notes	December 31, 2004	Annual Report	5

Statement of Operations

Short-Term Portfolio

Amounts in thousands
Year Ended December 31, 2004
Investment Income:

Interest	$528
Miscellaneous income	1
Total Income	529

Expenses:

Investment advisory fees	74
Administration fees	59
Servicing fees - Administrative Class	11
Total Expenses	144

Net Investment Income	385

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(33)
Net realized gain on futures contracts, options, and swaps	109
Net realized gain on foreign currency transactions	10
Net change in unrealized (depreciation) on investments	(1)
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(17)
Net Gain	68

Net Increase in Net Assets Resulting from Operations	$453

6	Annual Report	December 31, 2004	See accompanying notes

Statements of Changes in Net Assets

Short-Term Portfolio

Amounts in thousands
	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$385	$207
Net realized gain	86	100
Net change in unrealized (depreciation)	(18)	(13)
Net increase resulting from operations	453	294

Distributions to Shareholders:

From net investment income
Institutional Class	(323)	(160)
Administrative Class	(90)	(97)

From net realized capital gains
Institutional Class	(54)	(18)
Administrative Class	(19)	(8)

Total Distributions	(486)	(283)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	21,164	12,584
Administrative Class	3,299	3,690

Issued as reinvestment of distributions
Institutional Class	375	178
Administrative Class	109	105

Cost of shares redeemed
Institutional Class	(11,131)	(2,724)
Administrative Class	(1,069)	(2,197)
Net increase resulting from Portfolio share transactions	12,747	11,636

Total Increase in Net Assets	12,714	11,647

Net Assets:

Beginning of period	20,880	9,233
End of period*	$33,594	$20,880

*Including undistributed (overdistributed) net investment income of:	$23	$(16)

See accompanying notes	December 31, 2004	Annual Report	7

Schedule of Investments

Short-Term Portfolio

December 31, 2004

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 9.6%
Banking & Finance 2.2%
Deutsche Telekom International Finance BV
8.250% due 06/15/2005	$80	$82
Duke Capital LLC
6.250% due 07/15/2005	100	102
Ford Motor Credit Co.
7.600% due 08/01/2005	300	307
General Motors Acceptance Corp.
3.329% due 10/20/2005 (a)	70	70
6.750% due 01/15/2006	30	31
Household Finance Corp.
6.700% due 11/15/2005	40	41
Verizon Wireless Capital LLC
2.415% due 05/23/2005 (a)	100	100

		733

Industrials 4.1%
Abitibi-Consolidated, Inc.
8.300% due 08/01/2005	30	31
Caesars Entertainment, Inc.
7.875% due 12/15/2005	150	156
Comcast Continental Cablevision, Inc.
8.875% due 09/15/2005	100	104
Constellation Brands, Inc.
8.625% due 08/01/2006	60	64
DaimlerChrysler North America Holding Corp.
7.400% due 01/20/2005	110	110
Delhaize America, Inc.
7.375% due 04/15/2006	30	32
Enterprise Products Operating LP
4.000% due 10/15/2007	30	30
Georgia-Pacific Corp.
7.500% due 05/15/2006	30	32
Harrah’s Operating Co., Inc.
7.875% due 12/15/2005	30	31
HCA, Inc.
6.910% due 06/15/2005	80	81
HJ Heinz Co.
6.189% due 12/01/2005 (a)	150	156
La Quinta Inns
7.400% due 09/15/2005	30	31
Lear Corp.
7.960% due 05/15/2005	50	51
MGM Mirage, Inc.
6.950% due 02/01/2005	40	40
Mirage Resorts, Inc.
6.625% due 02/01/2005	20	20
Nabisco, Inc.
6.375% due 02/01/2005	60	60
Petroleos Mexicanos
6.500% due 02/01/2005	150	150
Pioneer Natural Resources Co.
8.875% due 04/15/2005	50	51
PP&L Capital Funding, Inc.
7.750% due 04/15/2005	60	61
Rogers Cablesystems, Inc.
10.000% due 03/15/2005	30	30
Smurfit Capital Funding PLC
6.750% due 11/20/2005	30	31
Weyerhaeuser Co.
5.500% due 03/15/2005	15	15

		1,367

Utilities 3.3%
CenterPoint Energy Resources Corp.
8.125% due 07/15/2005	100	103
Dominion Resources, Inc.
2.800% due 02/15/2005	100	100
Entergy Gulf States, Inc.
3.600% due 06/01/2008	100	98
GPU, Inc.
7.700% due 12/01/2005	50	52
Ohio Edison Co.
4.000% due 05/01/2008	30	30

Pacific Gas & Electric Co.
2.720% due 04/03/2006 (a)	$100	$100
PPL Capital Funding Trust I
7.290% due 05/18/2006	80	83
Progress Energy, Inc.
6.750% due 03/01/2006	100	104
Qwest Corp.
6.625% due 09/15/2005	30	31
SBC Communications, Inc.
4.206% due 06/05/2005	110	111
Southwestern Electric Power
4.500% due 07/01/2005	150	151
Sprint Capital Corp.
7.900% due 03/15/2005	120	121
TXU Energy Co. LLC
2.838% due 01/17/2006 (a)	25	25

		1,109

Total Corporate Bonds & Notes (Cost $3,211)		3,209

U.S. GOVERNMENT AGENCIES 8.6%

Fannie Mae
2.392% due 03/23/2005 (a)	300	300
2.537% due 03/25/2034 (a)	197	196
2.567% due 08/25/2034 (a)	92	92
4.003% due 10/01/2031 (a)	44	44
4.500% due 02/25/2008	79	80
5.500% due 11/01/2016- 01/19/2020 (d)	372	385
6.000% due 06/01/2017	51	53
Federal Home Loan Bank
1.625% due 04/15/2005	600	599
1.958% due 01/05/2005	900	900
Freddie Mac
5.500% due 08/15/2030	19	18
9.500% due 12/01/2019	81	91
Government National Mortgage Association
3.000% due 02/20/2032 (a)	104	104
6.000% due 03/15/2032	20	21

Total U.S. Government Agencies (Cost $2,883)		2,883

U.S. TREASURY OBLIGATIONS 4.9%

Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007	157	166
3.625% due 01/15/2008	402	438
U.S. Treasury Notes
1.875% due 12/31/2005	390	387
2.875% due 11/30/2006	50	50
11.750% due 02/15/2010	600	606

Total U.S. Treasury Obligations (Cost $1,647)		1,647

MORTGAGE-BACKED SECURITIES 3.7%

Banc of America Large Loan
2.602% due 11/15/2015 (a)	100	100
Bank of America Mortgage Securities, Inc.
6.379% due 07/25/2032 (a)	11	11
5.597% due 10/20/2032 (a)	11	11
Bear Stearns Adjustable Rate Mortgage Trust
4.771% due 12/25/2033 (a)	31	31
4.299% due 01/25/2034 (a)	31	31
2.697% due 02/25/2034 (a)	36	36
Bear Stearns Commercial Mortgage Securities, Inc.
2.617% due 05/14/2016 (a)	100	100
Commercial Mortgage Pass-Through Certificates
2.600% due 07/15/2015 (a)	100	100
Countrywide Home Loans, Inc.
4.973% due 09/19/2032 (a)	5	4
CS First Boston Mortgage Securities Corp.
1.750% due 03/25/2032 (a)	121	121
5.737% due 05/25/2032 (a)	8	8

Fieldstone Mortgage Investment Corp.
2.637% due 11/25/2033	$119	$119
First Republic Mortgage Loan Trust
2.702% due 08/15/2032 (a)	153	153
Mellon Residential Funding Corp.
2.842% due 12/15/2030 (a)	50	50
SACO I, Inc.
2.607% due 07/25/2019 (a)	90	89
Sequoia Mortgage Funding Co.
0.800% due 10/21/2008 (b)	1,405	14
Structured Asset Mortgage Investments, Inc.
2.740% due 09/19/2032 (a)	71	71
Structured Asset Securities Corp.
2.917% due 07/25/2032 (a)	32	32
2.471% due 01/25/2033 (a)	13	13
2.917% due 11/25/2033 (a)	7	7
Washington Mutual Mortgage Securities Corp.
2.688% due 12/25/2027 (a)	67	67
5.141% due 10/25/2032 (a)	9	9
2.922% due 06/25/2042 (a)	64	65

Total Mortgage-Backed Securities (Cost $1,242)		1,242

ASSET-BACKED SECURITIES 10.0%

Ameriquest Mortgage Securities, Inc.
2.857% due 02/25/2033 (a)	2	3
2.567% due 11/25/2033 (a)	7	7
Argent Securities, Inc.
2.597% due 11/25/2034 (a)	93	93
Bear Stearns Asset-Backed Securities, Inc.
2.557% due 11/25/2029 (a)	78	78
2.747% due 10/25/2032 (a)	7	7
2.617% due 06/15/2043 (a)	44	44
Capital Auto Receivables Asset Trust
2.452% due 01/16/2006 (a)	48	48
2.920% due 04/15/2008	100	100
CDC Mortgage Capital Trust
2.787% due 08/25/2033 (a)	9	9
Centex Home Equity
2.717% due 09/25/2033 (a)	18	18
2.517% due 03/25/2034 (a)	52	52
Chase Credit Card Master Trust
2.452% due 07/16/2007 (a)	100	100
2.532% due 01/15/2008 (a)	100	100
Chase Funding Loan Acquisition Trust
2.657% due 07/25/2030 (a)	7	7
2.747% due 01/25/2033 (a)	80	80
Citifinancial Mortgage Securities, Inc.
2.717% due 01/25/2033 (a)	9	9
2.727% due 05/25/2033 (a)	43	43
ContiMortgage Home Equity Loan Trust
2.762% due 04/15/2029 (a)	42	42
Countrywide Asset-Backed Certificates
3.644% due 10/25/2017	41	41
2.610% due 09/25/2021 (a)	97	97
2.607% due 10/25/2021 (a)	78	78
2.567% due 12/25/2022 (a)	89	89
2.291% due 08/25/2023 (a)	64	64
2.557% due 10/25/2023 (a)	100	100
2.657% due 12/25/2031 (a)	14	14
2.787% due 05/25/2032 (a)	6	6
2.344% due 04/25/2035 (a)	97	97
Credit-Based Asset Servicing & Securitization LLC
2.527% due 03/25/2034 (a)	17	17
CS First Boston Mortgage Securities Corp.
2.767% due 07/25/2032 (a)	12	12
2.787% due 08/25/2032 (a)	9	9
2.857% due 08/25/2032 (a)	1	1
Equifirst Mortgage Loan Trust
2.517% due 01/25/2034 (a)	75	75

8	Annual Report	December 31, 2004	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.537% due 07/25/2033 (a)	$18	$18
2.820% due 03/25/2034 (a)	21	21
2.547% due 10/25/2034 (a)	92	92
Fremont Home Loan Trust
2.567% due 07/25/2034 (a)	87	87
GSAMP Trust
2.567% due 08/25/2034 (a)	79	79
HFC Home Equity Loan Asset-Backed Certificates
2.760% due 10/20/2032 (a)	34	34
Home Equity Asset Trust
2.877% due 02/25/2033 (a)	14	14
2.827% due 03/25/2033 (a)	7	7
Home Equity Mortgage Trust
2.667% due 04/25/2034 (a)	5	5
2.567% due 12/25/2034 (a)	75	75
Irwin Home Equity Loan Trust
2.688% due 07/25/2032 (a)	20	20
Long Beach Mortgage Loan Trust
2.817% due 03/25/2033 (a)	55	55
2.737% due 06/25/2033 (a)	30	30
MASTR Asset-Backed Securities Trust
2.517% due 02/25/2034 (a)	7	8
Merrill Lynch Mortgage Investors, Inc.
2.757% due 02/25/2034 (a)	88	88
2.557% due 04/25/2035 (a)	42	42
Morgan Stanley Asset-Backed Securities Capital I, Inc.
2.757% due 08/25/2033 (a)	27	27
2.557% due 08/25/2034 (a)	76	76
2.567% due 10/25/2034 (a)	99	99
Novastar Home Equity Loan
2.747% due 09/25/2031 (a)	8	8
Option One Mortgage Loan Trust
2.537% due 06/25/2033 (a)	10	10
Quest Trust
2.977% due 06/25/2034 (a)	71	71
Renaissance Home Equity Loan Trust
2.857% due 08/25/2033 (a)	66	66
2.777% due 11/25/2034 (a)	97	97
Residential Asset Mortgage Products, Inc.
2.577% due 09/25/2013 (a)	93	94
2.567% due 06/25/2024 (a)	97	97
2.557% due 05/25/2026 (a)	90	90
2.747% due 12/25/2033 (a)	32	32
Residential Asset Securities Corp.
2.537% due 06/25/2025 (a)	48	48
Saxon Asset Securities Trust
2.688% due 01/25/2032 (a)	3	3
2.817% due 12/25/2032 (a)	5	5
2.717% due 06/25/2033 (a)	34	35
Sears Credit Account Master Trust
2.782% due 11/17/2009 (a)	100	100
SLM Student Loan Trust
2.063% due 07/27/2009 (a)	100	100
2.490% due 09/15/2009 (a)	10	10
Terwin Mortgage Trust
2.997% due 09/25/2033 (a)	0	0
Wells Fargo Home Equity Trust
2.587% due 02/25/2018 (a)	93	93

Total Asset-Backed Securities (Cost $3,375)		3,376

SOVEREIGN ISSUES 1.7%

Republic of Brazil
3.063% due 04/15/2006 (a)	70	70
10.000% due 01/16/2007	10	11
3.125% due 04/15/2009 (a)	130	129
8.299% due 06/29/2009 (a)	150	177
3.125% due 04/15/2012 (a)	27	26
Russian Federation
8.750% due 07/24/2005	60	62
10.000% due 06/26/2007	100	113

Total Sovereign Issues (Cost $572)		588

SHORT-TERM INSTRUMENTS 62.4%
Certificates of Deposit 0.9%
Bank of America, N.A.
2.050% due 02/16/2005	$300	$300

Commercial Paper 59.9%
ABN AMRO North America
1.925% due 01/24/2005	500	499
1.945% due 01/31/2005	100	100
Anz (Delaware), Inc.
2.375% due 02/22/2005	600	598
ASB Bank Ltd.
2.420% due 04/07/2005	400	397
Barclays U.S. Funding Corp.
1.985% due 02/01/2005	900	899
2.060% due 02/22/2005	100	100
Danske Corp.
2.035% due 02/14/2005	300	299
2.370% due 03/14/2005	600	597
Den Norske Bank ASA
1.950% due 01/27/2005	100	100
Dexia Delaware LLC
2.010% due 01/21/2005	500	499
Fannie Mae
2.065% due 01/07/2005	300	300
1.990% due 01/26/2005	300	300
2.175% due 02/09/2005	300	299
2.197% due 02/16/2005	800	798
2.221% due 02/23/2005	800	797
2.299% due 03/02/2005	600	598
2.349% due 03/16/2005	200	199
2.627% due 04/01/2005	300	298
Federal Home Loan Bank
2.028% due 01/28/2005	200	200
2.313% due 03/04/2005	300	299
2.309% due 03/09/2005	100	100
2.340% due 03/11/2005	500	498
Fortis Funding LLC
2.000% due 01/21/2005	800	799
Freddie Mac
1.930% due 01/24/2005	200	200
2.200% due 01/28/2005	600	599
2.183% due 03/08/2005	800	796
2.229% due 03/15/2005	600	597
2.380% due 03/31/2005	300	298
2.405% due 04/15/2005	500	496
General Electric Capital Corp.
1.920% due 01/03/2005	100	100
2.040% due 02/04/2005	100	100
General Motors Acceptance Corp.
2.362% due 03/21/2005	180	179
HBOS Treasury Services PLC
2.010% due 02/03/2005	100	100
2.420% due 03/15/2005	300	298
2.435% due 03/22/2005	400	398
ING U.S. Funding LLC
2.445% due 03/21/2005	900	895
Nordea North America, Inc.
1.970% due 02/01/2005	100	100
Pfizer, Inc.
2.240% due 03/18/2005	600	597
Rabobank USA Financial Corp.
2.170% due 01/03/2005	900	900
Shell Finance (UK) PLC
2.340% due 03/08/2005	800	796
Skandinaviska Enskilda Banken AB
2.120% due 02/04/2005	700	699
UBS Finance, Inc.
2.180% due 01/03/2005	900	900
UniCredit Delaware
1.985% due 01/31/2005	600	599
Westpac Capital Corp.
2.400% due 03/10/2005	900	896

		20,116

Repurchase Agreement 1.4%
State Street Bank
1.900% due 01/03/2005	$461	$461

(Dated 12/31/2004. Collateralized by Freddie Mac 1.875% due 01/15/2005 valued at $474. Repurchase proceeds are $461.)
U.S. Treasury Bills 0.2%
2.180% due 03/03/2005 (e)	80	80

Total Short-Term Instruments (Cost $20,959)		20,957

Total Investments (j) 100.9%		$33,902
(Cost $33,889)
Written Options (g) (0.0%)		(6)
(Premiums $6)
Other Assets and Liabilities (Net) (0.9%)		(302)

Net Assets 100.0%		$33,594

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Interest only security.

(c) Principal amount of security is adjusted for inflation.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Securities with an aggregate market value of $80 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar June Long Futures	06/2005	8	$4
Euribor Written Put Options Strike @ 97.500	09/2005	20	(1)
Euro-Bobl 5-Year Note Long Futures	03/2005	4	(1)
U.S. Treasury 10-Year Note Long Futures	03/2005	8	5

			$7

See accompanying notes	December 31, 2004	Annual Report	9

Schedule of Investments (Cont.)

Short-Term Portfolio

December 31, 2004

(f) Swap agreements outstanding at December 31, 2004:
Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Merrill Lynch & Co., Inc.	6-month EC-LIBOR	Pay	4.000%	06/17/2010	EC	400	$13
Lehman Brothers, Inc.	3-month USD-LIBOR	Pay	4.000%	06/15/2007		$1,400	(3)
UBS Warburg LLC	3-month USD-LIBOR	Pay	4.000%	06/15/2007		200	0

							$10

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection	Pay/ Receive Fixed rate	Expiration Date	Notional Amount	Unrealized Appreciation
Bear Stearns & Co., Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	1.000%	03/17/2005	$25	$0
Bear Stearns & Co., Inc.	United Mexican States 11.500% due 05/15/2026	Sell	0.730%	06/20/2005	80	0
J.P. Morgan Chase & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	1.000%	03/11/2005	40	0
Lehman Brothers, Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	1.000%	07/28/2005	100	0
Merrill Lynch & Co., Inc.	Federative Republic of Brazil 8.000% due 04/15/2014	Sell	16.500%	01/16/2005	75	7

						$7

(g) Premiums received on written options:
Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.000	%**	01/07/2005	$140	$3	$6
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	7.000	%*	01/07/2005	140	3	0

						$6	$6

* The Portfolio will pay a floating rate based on 3-month USD-LIBOR.
** The Portfolio will receive a floating rate based on 3-month USD-LIBOR.

(h) Short sales open at December 31, 2004 were as follows:
Type		Coupon (%)		Maturity	Par	Value	Proceeds
U.S. Treasury Note		5.000		02/15/2011	$200	$213	$212
U.S. Treasury Note		4.250		08/15/2013	610	615	610

						$828	$822

(i) Forward foreign currency contracts outstanding at December 31, 2004:
Type	Currency	Principal Amount Covered by Contract		Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
Sell	EC	28		01/2005	$0	$0	$0
Buy	JY	15,253		01/2005	0	0	0

					$0	$0	$0

(j) As of December 31, 2004, portfolio securities with aggregate market value of $473 were valued with reference to securities whose prices are more readily obtainable.

10	Annual Report	December 31, 2004	See accompanying notes

Notes to Financial Statements

December 31, 2004

1. Organization

The Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

December 31, 2004	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2004

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Currency symbols utilized throughout reports are defined as follows:

EC	-	Euro
JY	-	Japanese Yen

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The

12	Annual Report	December 31, 2004

risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage their exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. There was no effect on the Portfolio’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period. Reclassification from net investment income to net realized gain/loss and net change in unrealized gain/loss in the Statement of Operations and Statement of Changes in Net Assets is as follows:

	12/31/2004	12/31/2003	12/31/2002	12/31/2001
Net Investment Income (Decrease)	$(14,736)	$(14,282)	$(47)	$(1,450)
Net Realized Gain/Loss Increase (Decrease)	14,344	8,419	(239)	1,450
Net Change in Unrealized Gain/Loss Increase	392	5,863	286	0

The effect of the reclassification to the Financial Highlights is as follows:

	12/31/2004	12/31/2003	12/31/2002	12/31/2001
Net Investment Income Increase (Decrease)	$(0.01)	$(0.01)	$0.00	$0.00
Net Realized/Unrealized Gain (Loss) on Investments Increase	0.01	0.01	0.00	0.00
Ratio of Net Investment Income to Average Net Assets Increase (Decrease)	(0.05)%	(0.10)%	0.00%	(0.03)%

There was no reclassification for the year ended December 31, 2000.

December 31, 2004	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2004

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.20%.

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ending December 31, 2004, each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2004 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$19,172	$16,426	$11,801	$5,382

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2003	$26
Sales	6
Closing Buys	(8)
Expirations	(18)
Exercised	0
Balance at 12/31/2004	$6

14	Annual Report	December 31, 2004

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2004		Year Ended 12/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	2,098	$21,164	1,245	$12,584
Administrative Class	327	3,299	365	3,690

Issued as reinvestment of distributions

Institutional Class	37	375	18	178
Administrative Class	11	109	10	105

Cost of shares redeemed

Institutional Class	(1,102)	(11,131)	(270)	(2,724)
Administrative Class	(106)	(1,069)	(217)	(2,197)

Net increase resulting from Portfolio share transactions	1,265	$12,747	1,151	$11,636

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	98
Administrative Class	5	87

7. Federal Income Tax Matters

As of December 31, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral(2)
$ 30	$0	$2	$0	$0	$(23)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain futures, foreign currency transactions and swap contracts.

(2)	Capital losses realized during the period November 1, 2004 through December 31, 2004 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)
$ 33,893	$31	$ (22)	$9

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to interest only basis adjustment, tax straddle deferrals and wash sale loss deferrals for federal income tax purposes.

December 31, 2004	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2004

For the fiscal year ended December 31, 2004, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(4)	Long-Term Capital Gain Distributions	Return of Capital
$ 437	$49	$0

(4)	Includes short-term capital gains.

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”), PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust (in their capacity as Trustees of the PIMS or MMS Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

16	Annual Report	December 31, 2004

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Shareholders of the Short-Term Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Short-Term Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2005

December 31, 2004	Annual Report	17

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (45) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

R. Wesley Burns* (45) President and Trustee	08/1997 to present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Managing Director, PIMCO.	79	None

Non-Interested Trustees

E. Philip Cannon (64) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series.	111	None

Vern O. Curtis (70) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	79	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (65) Trustee	05/2000 to present	Private Investor and Business Advisor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Director, Freedom Communications; Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	79	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	79	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an "interested person" of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

18	Annual Report	December 31, 2004

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (41)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (34) Chief Compliance Officer	07/2004 to present	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (60)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (41)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (59)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
Henrik P. Larsen (34)	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President
Michael J. Willemsen (44) Vice President	08/1997 to present (since 02/2002 as Vice President )	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (58)	08/1997 to present	Specialist, PIMCO.
Secretary
John P. Hardaway (47)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (35)	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.
Assistant Treasurer

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2004	Annual Report	19

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Portfolio’s voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling the Portfolio at 1-800-927-4648, visiting our website at http://www.pimco.com and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio is available by calling the Portfolio at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Portfolio’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling the Portfolio at 1-800-927-4648 or visiting our website at http://www.pimco.com. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

GLOBAL BOND PORTFOLIO (UNHEDGED)

ADMINISTRATIVE CLASS

ANNUAL REPORT

December 31, 2004

Contents
Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	3
Financial Highlights	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Schedule of Investments	8
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	18
Management of the Trust	19

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

All major fixed income sectors posted gains in fourth quarter 2004, capping a year in which bonds showed late strength. The 4.34% gain of the Lehman Brothers Aggregate Bond Index for the year came despite several major headwinds. These issues included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions when 2004 began that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004. The central bank raised the federal funds rate five times during the year for a total increase of 1.25%. The most recent move came on December 14, 2004 with an increase of 0.25%, leaving the federal funds rate at 2.25% at the end of the year. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on longer maturity Treasuries decreased in 2004. The yield on the benchmark ten-year Treasury ended the year at 4.22%, which was down 0.03% for the year. However, yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The relatively steep two- to ten-year portion of the yield curve flattened during the year. The difference between yields on securities maturing in two years versus ten years narrowed from 2.43% at the end of 2003 to 1.15% at the end of 2004.

On the following pages you will find a more complete review of the Portfolio as well as details about the total return investment performance for the one-year period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2005

December 31, 2004	Annual Report	1

Important Information About the Portfolio

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Portfolio does not apply to the stability of the Portfolio.

On the performance summary page in this annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example, which appears on the Portfolio’s individual page in this annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratio may vary period to period because of various factors such as increase in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and its counsel or litigation expense].

PIMCO Variable Insurance Trust is distributed by PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2004

Global Bond Portfolio (Unhedged)

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2004

                      Global Bond
                  Portfolio (Unhedged)           J.P. Morgan
                  Administrative Class    GBI Global FXNY Index Unhedged
                  --------------------    ------------------------------
 1/31/2002           $10,000.00                  $10,000.00
 2/28/2002             9,978.48                   10,053.00
 3/31/2002             9,906.84                   10,008.77
 4/30/2002            10,266.59                   10,364.08
 5/31/2002            10,565.58                   10,645.98
 6/30/2002            11,031.50                   11,143.15
 7/31/2002            11,146.03                   11,265.73
 8/31/2002            11,290.89                   11,471.89
 9/30/2002            11,474.09                   11,607.26
10/31/2002            11,449.83                   11,558.09
11/30/2002            11,469.76                   11,561.96
12/31/2002            12,015.83                   12,130.81
 1/31/2003            12,221.69                   12,289.46
 2/28/2003            12,422.29                   12,466.12
 3/31/2003            12,400.09                   12,497.23
 4/30/2003            12,565.78                   12,647.46
 5/31/2003            13,094.36                   13,195.77
 6/30/2003            12,894.93                   12,988.20
 7/31/2003            12,440.58                   12,581.84
 8/31/2003            12,401.50                   12,519.25
 9/30/2003            13,121.45                   13,226.71
10/31/2003            13,032.56                   13,157.46
11/30/2003            13,222.47                   13,366.12
12/31/2003            13,749.35                   13,891.06
 1/31/2004            13,784.53                   13,936.27
 2/29/2004            13,809.71                   13,968.18
 3/31/2004            14,013.01                   14,165.22
 4/30/2004            13,461.32                   13,556.59
 5/31/2004            13,542.90                   13,653.11
 6/30/2004            13,602.54                   13,683.04
 7/31/2004            13,516.90                   13,622.34
 8/31/2004            13,847.25                   13,947.43
 9/30/2004            14,005.43                   14,140.05
10/31/2004            14,444.86                   14,544.52
11/30/2004            14,949.94                   15,037.85
12/31/2004            15,206.55                   15,294.28

à$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2004

		1 Year	Since Inception*
	Global Bond Portfolio (Unhedged) Administrative Class (Inception 01/10/02)	10.60%	15.20%
- - - - - - -	JPMorgan GBI Global FX NY Index Unhedged in USD**	10.10%	—
	* Annualized. All Portfolio returns are net of fees and expenses.
	** The Index name has changed, however the historical performance and statistics of the Index did not change.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

COUNTRY ALLOCATION‡

Short-Term Instruments	33.4%
United States	24.4%
Germany	11.4%
United Kingdom	7.5%
Japan	6.5%
Other	16.8%

‡% of Total Investments as of December 31, 2004

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,117.90	$1,020.61
Expenses Paid During Period†	$4.79	$4.57

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Global Bond Portfolio (Unhedged) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

•	The Portfolio’s Administrative Class shares returned 10.60% for the 12-month period ended December 31, 2004, outperforming the 10.10% return of the JPMorgan GBI Global FX NY Index Unhedged in USD for the same period.

•	An underweight to U.S. duration was a strong positive for performance as short-term yields rose dramatically amid stronger growth and the commencement of the Federal Reserve’s rate hike process.

•	The Portfolio’s overweight position on Euroland duration relative to the Benchmark was a strong positive for relative performance; yields fell as the Euroland economy remained sluggish.

•	An underweight to Japanese government bonds (“JGB’s”) relative to the Benchmark was positive for performance. JGB’s underperformed as longer-term yields rose on improving growth prospects, and low coupons provided little income return.

•	Modest currency exposure relative to the Benchmark strongly benefited performance; twin deficit concerns dragged the U.S. dollar lower versus most major currencies.

•	Investments in real return bonds added value; TIPS outperformed nominal bonds by a wide margin as real yields fell.

December 31, 2004	Annual Report	3

Financial Highlights

Global Bond Portfolio (Unhedged) (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2004	12/31/2003		1/10/2002- 12/31/2002

Net asset value beginning of period	$13.03	$11.69		$10.00
Net investment income**(a)	0.26	0.25		0.28
Net realized/unrealized gain on investments**(a)	1.08	1.42		1.75
Total income from investment operations	1.34	1.67		2.01
Dividends from net investment income	(0.24)	(0.25)		(0.27)
Distributions from net realized capital gains	(0.86)	(0.08)		(0.05)
Total distributions	(1.10)	(0.33)		(0.32)
Net asset value end of year	$13.27	$13.03		$11.69
Total return	10.60%	14.43%		20.35%
Net assets end of year (000s)	$41,695	$29,415		$20,456
Ratio of net expenses to average net assets	0.90%	0.92	%(c)	0.90	%*(b)
Ratio of net investment income to average net assets**	2.03%	2.03%		2.65	%*
Portfolio turnover rate	319%	592%		581%

*	Annualized
**	As a result of a change in generally accepted accounting principles, the Portfolio has reclassified periodic payments made or received for certain derivative instruments, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. The effects of these reclassifications are noted in the Notes to Financials.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.01%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.90%.

4	Annual Report	December 31, 2004	See accompanying notes

Statement of Assets and Liabilities

Global Bond Portfolio (Unhedged)

December 31, 2004

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$42,873
Foreign currency, at value	827
Unrealized appreciation on forward foreign currency contracts	521
Receivable for Portfolio shares sold	67
Interest and dividends receivable	476
Variation margin receivable	69
Swap premiums paid	223
Unrealized appreciation on swap agreements	147
45,203

Liabilities:

Payable for investments purchased	$809
Payable for investments purchased on delayed delivery basis	1,786
Unrealized depreciation on forward foreign currency contracts	17
Written options outstanding	57
Payable for Portfolio shares redeemed	23
Accrued investment advisory fee	9
Accrued administration fee	18
Accrued servicing fee	8
Swap premiums received	179
Unrealized depreciation on swap agreements	602
3,508

Net Assets	$41,695

Net Assets Consist of:

Paid in capital	$37,706
Undistributed net investment income	1,253
Accumulated undistributed net realized (loss)	(190)
Net unrealized appreciation	2,926
$41,695

Net Assets:

Administrative Class	$41,695

Shares Issued and Outstanding:

Administrative Class	3,141

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Administrative Class	$13.27

Cost of Investments Owned	$40,187
Cost of Foreign Currency Held	$813

See accompanying notes	December 31, 2004	Annual Report	5

Statement of Operations

Global Bond Portfolio (Unhedged)

Amounts in thousands
Year Ended December 31, 2004
Investment Income:

Interest	$1,014
Miscellaneous income	1
Total Income	1,015

Expenses:

Investment advisory fees	87
Administration fees	173
Servicing fees - Administrative Class	52
Trustees’ fees	1
Total Expenses	313

Net Investment Income	702

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(57)
Net realized gain on futures contracts, options, and swaps	1,183
Net realized gain on foreign currency transactions	974
Net change in unrealized appreciation on investments	1,026
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(269)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	333
Net Gain	3,190

Net Increase in Net Assets Resulting from Operations	$3,892

6	Annual Report	December 31, 2004	See accompanying notes

Statements of Changes in Net Assets

Global Bond Portfolio (Unhedged)

Amounts in thousands
	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$702	$464
Net realized gain	2,100	1,588
Net change in unrealized appreciation	1,090	845
Net increase resulting from operations	3,892	2,897

Distributions to Shareholders:

From net investment income
Administrative Class	(649)	(472)

From net realized capital gains
Administrative Class	(2,504)	(165)

Total Distributions	(3,153)	(637)

Portfolio Share Transactions:

Receipts for shares sold
Administrative Class	13,840	29,887

Issued as reinvestment of distributions
Administrative Class	3,159	631

Cost of shares redeemed
Administrative Class	(5,458)	(23,819)
Net increase resulting from Portfolio share transactions	11,541	6,699

Total Increase in Net Assets	12,280	8,959

Net Assets:

Beginning of period	29,415	20,456
End of period*	$41,695	$29,415

*Including undistributed net investment income of:	$1,253	$1,357

See accompanying notes	December 31, 2004	Annual Report	7

Schedule of Investments

Global Bond Portfolio (Unhedged)

December 31, 2004

Principal
Amount	Value
(000s)	(000s)

BELGIUM (i) 2.0%

Kingdom of Belgium
4.250% due 09/28/2014	EC	600	$853

Total Belgium (Cost $765)			853

BRAZIL 1.0%

Republic of Brazil
3.125% due 04/15/2009 (a)		$68	68
7.720% due 06/29/2009 (a)		100	118
8.000% due 04/15/2014		223	229

Total Brazil (Cost $408)			415

CANADA (i) 1.5%

Commonwealth of Canada
6.000% due 06/01/2008	C$	200	181
5.500% due 06/01/2009		100	90
5.500% due 06/01/2010		100	90
5.250% due 06/01/2013		300	268

Total Canada (Cost $546)			629

CAYMAN ISLANDS 0.6%

Vita Capital Ltd.
3.900% due 01/01/2007 (a)		$250	251

Total Cayman Islands (Cost $250)			251

FRANCE (i) 1.2%

Republic of France
6.500% due 04/25/2011	EC	300	482

Total France (Cost $421)			482

GERMANY (i) 11.7%

Republic of Germany
5.000% due 08/19/2005	EC	100	138
5.250% due 01/04/2011		900	1,358
5.000% due 07/04/2012		1,000	1,500
6.250% due 01/04/2024		200	348
6.500% due 07/04/2027		200	362
6.250% due 01/04/2030		300	531
5.500% due 01/04/2031		400	649

Total Germany (Cost $3,963)			4,886

ITALY (i) 3.7%

Republic of Italy
9.500% due 02/01/2006	EC	650	950
Seashell Securities PLC
2.445% due 10/25/2028 (a)		68	90
Siena Mortgage SpA
2.405% due 12/16/2038 (a)		300	401
Telecom Italia SpA
5.625% due 02/01/2007		60	86

Total Italy (Cost $1,089)			1,527

JAPAN (i) 6.7%

Government of Japan
0.300% due 12/20/2007	JY	80,000	782
0.700% due 09/20/2008		20,000	197
1.500% due 12/20/2011		150,000	1,518
1.600% due 09/20/2013		20,000	201
2.400% due 06/20/2024		10,000	104

Total Japan (Cost $2,539)			2,802

MEXICO (i) 0.2%

United Mexican States
6.750% due 06/06/2006	JY	7,000	$75

Total Mexico (Cost $71)			75

NETHERLANDS (i) 3.1%

Kingdom of Netherlands
6.000% due 01/15/2006	EC	700	987
4.250% due 07/15/2013		200	286

Total Netherlands (Cost $931)			1,273

PERU 0.3%

Republic of Peru
9.125% due 02/21/2012		$100	117

Total Peru (Cost $117)			117

RUSSIA 0.4%

Russian Federation
8.750% due 07/24/2005		$100	103
10.000% due 06/26/2007		50	57

Total Russia (Cost $160)			160

SOUTH AFRICA 0.1%

Republic of South Africa
8.375% due 10/17/2006		$ 53	57

Total South Africa (Cost $58)			57

SPAIN (i) 3.2%

Kingdom of Spain
5.150% due 07/30/2009	EC	900	1,335

Total Spain (Cost $1,125)			1,335

UNITED KINGDOM (i) 7.7%

Holmes Financing PLC
2.388% due 10/15/2009 (a)		EC 100	136
2.408% due 07/25/2010 (a)		100	136
United Kingdom Gilt
5.000% due 03/07/2008	BP	500	975
4.000% due 03/07/2009		100	188
5.000% due 03/07/2012		400	791
5.000% due 09/07/2014		200	398
4.750% due 09/07/2015		300	586

Total United Kingdom (Cost $3,003)			3,210

UNITED STATES 25.1%

Asset-Backed Securities 5.5%
Ameriquest Mortgage Securities, Inc.
2.827% due 03/25/2033 (a)		$44	44
2.527% due 05/25/2034 (a)		32	32
2.547% due 08/25/2034 (a)		102	102
Amortizing Residential Collateral Trust
2.767% due 10/25/2031 (a)		8	8
2.707% due 07/25/2032 (a)		10	10
Argent Securities, Inc.
2.527% due 04/25/2034 (a)		46	46
Bank One Issuance Trust
2.452% due 10/15/2008 (a)		300	300
Bear Stearns Asset-Backed Securities, Inc.
2.587% due 12/25/2042 (a)		61	61

CDC Mortgage Capital Trust
2.537% due 07/26/2034 (a)	$56	$56
Centex Home Equity
2.697% due 01/25/2034 (a)	50	50
Citifinancial Mortgage Securities, Inc.
2.727% due 05/25/2033 (a)	43	43
Countrywide Asset-Backed Certificates
2.587% due 12/25/2018 (a)	50	50
CS First Boston Mortgage Securities Corp.
2.727% due 01/25/2032 (a)	3	3
2.747% due 05/25/2043 (a)	80	80
Fieldstone Mortgage Investment Corp.
2.707% due 01/25/2035 (a)	63	63
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.820% due 02/25/2034 (a)	70	70
GMAC Mortgage Corp. Loan Trust
2.517% due 10/25/2033 (a)	93	93
GSAMP Trust
2.707% due 03/25/2034 (a)	157	157
HFC Home Equity Loan Asset-Backed Certificates
2.780% due 07/20/2031 (a)	49	49
Home Equity Asset Trust
2.827% due 03/25/2033 (a)	7	7
2.567% due 08/25/2034 (a)	70	70
Home Equity Mortgage Trust
2.667% due 04/25/2034 (a)	11	11
Irwin Home Equity Loan Trust
2.938% due 06/25/2028 (a)	21	21
Long Beach Mortgage Loan Trust
2.737% due 06/25/2033 (a)	30	30
2.737% due 07/25/2033 (a)	73	74
Morgan Stanley Asset-Backed Securities Capital I, Inc.
2.567% due 10/25/2034 (a)	99	98
New Century Home Equity Loan Trust
2.587% due 11/25/2033 (a)	17	17
Residential Asset Mortgage Products, Inc.
2.517% due 04/25/2025 (a)	151	151
2.747% due 12/25/2033 (a)	64	64
Residential Asset Securities Corp.
2.647% due 09/25/2031 (a)	15	15
Saxon Asset Securities Trust
2.688% due 01/25/2032 (a)	8	8
2.817% due 12/25/2032 (a)	4	4
SLM Student Loan Trust
2.063% due 07/27/2009 (a)	100	100
Structured Asset Investment Loan Trust
2.587% due 10/25/2033 (a)	16	16
Structured Asset Securities Corp.
2.581% due 05/25/2034 (a)	149	149
Truman Capital Mortgage Loan Trust
2.757% due 01/25/2034 (a)	138	137

		2,289

Corporate Bonds & Notes 1.7%
Ford Motor Credit Co.
7.500% due 03/15/2005	200	202
General Motors Acceptance Corp.
3.185% due 05/18/2006 (a)	200	199
Morgan Stanley Dean Witter Capital I, Inc.
2.240% due 04/15/2016 (a)	190	190
Pacific Gas & Electric Co.
2.720% due 04/03/2006 (a)	76	76
UFJ Finance Aruba AEC
6.750% due 07/15/2013	30	33

		700

Mortgage-Backed Securities 5.2%
Bear Stearns Commercial Mortgage Securities, Inc.
2.617% due 05/14/2016 (a)	200	200
Countrywide Home Loan Mortgage Pass Through Trust
2.747% due 02/25/2035 (a)	100	100
Countrywide Home Loans, Inc.
5.669% due 03/19/2032 (a)	2	2
2.697% due 08/25/2034 (a)	175	175

8	Annual Report	December 31, 2004	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

4.859% due 09/19/2032 (a)	$5	$5
2.797% due 09/25/2034 (a)	176	176
Countrywide Mortgage-Backed Securities, Inc.
1.000% due 01/31/2035 (a)	100	100
CS First Boston Mortgage Securities Corp.
2.220% due 02/15/2014 (a)	172	172
6.500% due 04/25/2033	32	33
GMAC Commercial Mortgage Securities, Inc.
6.420% due 05/15/2035	100	108
GSR Mortgage Loan Trust
3.464% due 06/01/2034 (a)	171	169
Harborview Mortgage Loan Trust
2.780% due 02/25/2034 (a)	68	68
Mellon Residential Funding Corp.
2.842% due 12/15/2030 (a)	100	100
Sequoia Mortgage Trust
2.710% due 08/20/2032 (a)	53	53
Structured Asset Mortgage Investments, Inc.
2.760% due 03/19/2034 (a)	173	174
2.700% due 07/19/2034 (a)	174	174
Structured Asset Securities Corp.
2.867% due 06/25/2017 (a)	5	5
2.917% due 07/25/2032 (a)	17	17
Washington Mutual Mortgage Securities Corp.
1.000% due 01/25/2035 (a)	100	100
5.150% due 10/25/2032 (a)	11	11
2.688% due 12/25/2027 (a)	201	201
3.181% due 02/27/2034 (a)	30	30
6.000% due 03/25/2017	7	7

		2,180

Municipal Bonds & Notes 0.7%
Connecticut State General Obligation Bonds, Series 2001
5.500% due 12/15/2013	100	115

New York City, New York Transitional Finance Authority Revenue Bonds, (FSA Insured), Series 2002
5.250% due 08/01/2011	100	112

New York, New York Transitional Finance Authority Revenue Bonds, Series 2004
5.000% due 02/01/2033	25	26

New York, New York Transitional Finance Authority Revenue Bonds, Series 2004
5.000% due 02/01/2028	25	26

		279

	Shares
Preferred Stock 0.6%
Fannie Mae
7.000% due 12/31/2049 (a)	4,840	255

	Principal Amount (000s)
U.S. Government Agencies 5.1%
Fannie Mae
2.537% due 03/25/2034 (a)	$179	178
2.567% due 08/25/2034 (a)	184	184
2.667% due 08/25/2030 (a)	162	162
5.000% due 11/01/2018	542	552
5.000% due 12/01/2034 (a)	100	102
5.183% due 04/01/2033 (a)	40	41
5.500% due 10/01/2016-01/19/2020 (d)	824	852
Freddie Mac
3.703% due 02/01/2029 (a)	52	54
Government National Mortgage Association
4.625% due 11/20/2024 (a)	13	14

		2,139

U.S. Treasury Obligations 6.3%
Treasury Inflation Protected Securities (c)
0.875% due 04/15/2010	202	200
3.500% due 01/15/2011	548	623
3.000% due 07/15/2012	318	355

2.000% due 01/15/2014		$103	$107
2.000% due 07/15/2014		203	209
U.S. Treasury Bond
7.125% due 02/15/2023		600	766
U.S. Treasury Strips
0.000% due 05/15/2017 (b)		430	241
0.000% due 08/15/2020 (b)		300	139

			2,640

Total United States (Cost $10,421)			10,482

PURCHASED CALL OPTIONS 0.0%
	Notional Amount (000s)
30-Year Interest Rate Swap (OTC) Strike @ 5.750%* Exp. 04/27/2009		$100	9

Total Purchased Call Options (Cost $5)			9

PURCHASED PUT OPTIONS (i) 0.0%

30-Year Interest Rate Swap (OTC) Strike @ 6.250%* Exp. 04/27/2007		100	5
Euribor June Futures (OTC) Strike @ 95.500 Exp. 03/11/2005	EC	4,000	0
Euro-Bund March Futures (OTC) Strike @ 105.000 Exp. 02/18/2005		4,500	0
	# of Contracts
Eurodollar June Futures (CME) Strike @ 93.750 Exp. 06/13/2005		6	0

Total Purchased Put Options (Cost $8)			5

SHORT-TERM INSTRUMENTS 34.3%
	Principal Amount (000s)
Commercial Paper 30.6%
Anz (Delaware), Inc.
2.375% due 02/22/2005		$500	498
Anz National International Ltd.
2.040% due 01/27/2005		700	699
Bank of Ireland
2.280% due 02/11/2005		1,000	997
Barclays U.S. Funding Corp.
2.060% due 02/22/2005		100	100
BP Amoco Capital PLC
2.100% due 01/03/2005		700	700
CBA (de) Finance
2.380% due 03/07/2005		900	896
Danske Corp.
2.440% due 03/23/2005		800	796
Fannie Mae
2.065% due 01/07/2005		200	200
1.987% due 01/26/2005		200	200
1.990% due 01/26/2005		400	399
2.272% due 03/09/2005		300	299
2.319% due 03/09/2005		300	299
2.230% due 03/15/2005		200	199
2.390% due 04/15/2005		400	397
Freddie Mac
2.255% due 02/22/2005		1,000	997
2.229% due 03/15/2005		200	199
General Electric Capital Corp.
2.280% due 02/23/2005		800	797
General Motors Acceptance Corp.
2.362% due 03/21/2005		100	99
HBOS Treasury Services PLC
2.420% due 03/15/2005		400	398

Shell Finance (UK) PLC
2.100% due 01/07/2005	$1,000	$1,000
Spintab AB
2.250% due 03/10/2005	1,000	995
UBS Finance, Inc.
1.940% due 01/25/2005	200	200
2.410% due 03/15/2005	600	597
UniCredit Delaware
1.985% due 01/31/2005	800	799

		12,760

Repurchase Agreement 1.5%
State Street Bank
1.900% due 01/03/2005	629	629

(Dated 12/31/2004. Collateralized by Freddie Mac 1.520% due 07/22/2005 valued at $645. Repurchase proceeds are $629.)
U.S. Treasury Bills 2.2%
2.161% due 03/03/2005-03/17/2005 (d)(e)(f)	920	916

Total Short-Term Instruments (Cost $14,307)		14,305

Total Investments (j) 102.8%		$42,873
(Cost $40,187)
Written Options (h) (0.1%)		(57)
(Premiums $78)
Other Assets and Liabilities (Net) (2.7%)		(1,121)

Net Assets 100.0%		$41,695

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Principal only security.

(c) Principal amount of security is adjusted for inflation.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Securities with an aggregate market value of $498 have been pledged as collateral for swap and swaption contracts at December 31, 2004.

(f) Securities with an aggregate market value of $418 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar June Long Futures	06/2005	9	$(11)
Euribor June Long Futures	06/2005	8	9
Euro-Bund 10-Year Note Long Futures	03/2005	84	48
Euro-Bund Purchased Put Options Strike @ 112.000	03/2005	18	0
Government of Japan 10-Year Note Long Futures	03/2005	4	13
U.S. Treasury 10-Year Note Long Futures	03/2005	63	49
U.S. Treasury 30-Year Bond Long Futures	03/2005	5	13

			$121

See accompanying notes	December 31, 2004	Annual Report	9

Schedule of Investments (Cont.)

Global Bond Portfolio (Unhedged)

December 31, 2004

(g) Swap agreements outstanding at December 31, 2004:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Merrill Lynch & Co., Inc.	6-month BP-LIBOR	Receive	5.000%	03/15/2017	BP	400	$(5)
Morgan Stanley Dean Witter & Co.	6-month BP-LIBOR	Receive	5.000%	03/15/2017		200	(4)
UBS Warburg LLC	6-month BP-LIBOR	Receive	5.000%	06/18/2034		100	(1)
Barclays Bank PLC	6-month EC-LIBOR	Receive	4.000%	06/17/2010	EC	410	(22)
Citibank N.A.	6-month EC-LIBOR	Receive	4.000%	12/15/2014		460	(44)
Goldman Sachs & Co.	6-month EC-LIBOR	Receive	5.000%	06/17/2012		100	(15)
Goldman Sachs & Co.	6-month EC-LIBOR	Receive	3.750%	06/17/2012		800	(55)
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Pay	6.000%	03/20/2018		700	28
Morgan Stanley Dean Witter & Co.	6-month EC-LIBOR	Pay	6.000%	03/15/2017		700	35
Morgan Stanley Dean Witter & Co.	6-month EC-LIBOR	Receive	5.500%	12/15/2031		100	(27)
UBS Warburg LLC	6-month EC-LIBOR	Receive	5.000%	12/15/2014		1,700	(194)
UBS Warburg LLC	6-month EC-LIBOR	Receive	4.000%	12/15/2014		1,600	(152)
UBS Warburg LLC	6-month EC-LIBOR	Pay	5.000%	06/17/2015		400	40
UBS Warburg LLC	6-month EC-LIBOR	Pay	6.000%	06/18/2034		100	5
Goldman Sachs & Co.	3-month H$-HIBOR	Receive	5.753%	02/08/2006	H$	1,200	1
Goldman Sachs & Co.	3-month H$-HIBOR	Receive	4.235%	12/17/2008		5,800	(46)
UBS Warburg LLC	6-month JY-LIBOR	Receive	0.800%	03/20/2012	JY	50,000	(9)
UBS Warburg LLC	6-month JY-LIBOR	Receive	2.000%	06/15/2012		45,000	(6)
Barclays Bank PLC	3-month SK-STIBOR	Pay	4.500%	06/17/2008	SK	1,200	7
J.P. Morgan Chase & Co.	3-month SK-STIBOR	Pay	4.500%	06/17/2008		2,600	15
Merrill Lynch & Co., Inc.	3-month SK-STIBOR	Pay	4.500%	06/17/2008		2,400	13
Bank of America	3-month USD-LIBOR	Receive	5.000%	06/15/2015		$1,400	3
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	5.000%	06/15/2015		1,000	(6)
J.P. Morgan Chase & Co.	3-month USD-LIBOR	Receive	5.000%	06/15/2015		2,600	(9)
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	5.000%	06/15/2015		1,300	(7)

							$(455)

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed rate	Expiration Date	Notional Amount	Unrealized Appreciation
Goldman Sachs & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.960%	01/28/2005	$100	$0

(h) Premiums received on written options:
Name of Issuer		Exercise Price		Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Note March Futures		$115.000		02/18/2005	14	$ 8	$2
Call - CBOT U.S. Treasury Note March Futures		114.000		02/18/2005	5	5	1

						$ 13	$3

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%**	08/04/2005	700	$ 30	$52
Put - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%*	08/04/2005	700	30	1
Call - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	4.000	%**	09/23/2005	100	2	1
Put - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	6.000	%*	09/23/2005	100	3	0

						$ 65	$54

* The Portfolio will pay a floating rate based on 3-month USD-LIBOR.
** The Portfolio will receive a floating rate based on 3-month USD-LIBOR.

10	Annual Report	December 31, 2004	See accompanying notes

(i) Forward foreign currency contracts outstanding at December 31, 2004:
Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	A$	183	02/2005	$6	$0	$6
Buy	BP	523	01/2005	1	0	1
Sell		9	01/2005	0	0	0
Buy	BR	33	01/2005	1	0	1
Buy		59	02/2005	2	0	2
Buy	C$	1,017	01/2005	23	0	23
Sell		793	01/2005	0	(15)	(15)
Buy	CP	7,296	02/2005	1	0	1
Buy	DK	2,285	03/2005	5	0	5
Buy	EC	3,679	01/2005	65	0	65
Sell		68	01/2005	0	(2)	(2)
Buy	H$	47	01/2005	0	0	0
Buy		15	03/2005	0	0	0
Buy	JY	990,246	01/2005	403	0	403
Buy	KW	6,966	01/2005	1	0	1
Buy		26,749	03/2005	1	0	1
Buy	MP	205	02/2005	0	0	0
Buy		68	03/2005	0	0	0
Buy	PN	87	02/2005	0	0	0
Buy	PZ	46	02/2005	1	0	1
Buy		15	03/2005	0	0	0
Buy	RR	173	01/2005	0	0	0
Buy		284	02/2005	0	0	0
Buy	S$	10	01/2005	0	0	0
Buy	SK	2,391	03/2005	8	0	8
Buy	SR	63	02/2005	1	0	1
Buy	SV	673	02/2005	2	0	2

				$521	$(17)	$504

(j) As of December 31, 2004, portfolio securities with aggregate market value of $791 were valued with reference to securities whose prices are more readily obtainable.

See accompanying notes	December 31, 2004	Annual Report	11

Notes to Financial Statements

December 31, 2004

1. Organization

The Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Portfolio. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may

12	Annual Report	December 31, 2004

dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Currency symbols utilized throughout reports are defined as follows:

A$	-	Australian Dollar
BP	-	British Pound
BR	-	Brazilian Real
C$	-	Canadian Dollar
CP	-	Chilean Peso
DK	-	Danish Krone
EC	-	Euro
H$	-	Hong Kong Dollar
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
PZ	-	Polish Zloty
RR	-	Russian Ruble
S$	-	Singapore Dollar
SK	-	Swedish Krona
SR	-	South African Rand
SV	-	Slovakian Koruna

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to

December 31, 2004	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2004

the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage their exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. There was no effect on the Portfolio’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period. Reclassification from net investment income to net realized gain/loss and net change in unrealized gain/loss in the Statement of Operations and Statement of Changes in Net Assets is as follows:

	12/31/2004	12/31/2003	12/31/2002
Net Investment Income Increase	$66,257	$22,215	$3,836
Net Realized Gain/Loss Increase (Decrease)	(61,405)	(8,749)	(1,951)
Net Change in Unrealized Gain/Loss Increase (Decrease)	(4,852)	(13,466)	(1,885)

The effect of the reclassification on the Financial Highlights is as follows:

	12/31/2004	12/31/2003	12/31/2002
Net Investment Income Increase	$0.02	$0.01	$0.01
Net Realized/Unrealized Gain (Loss) on Investments (Decrease)	(0.02)	(0.01)	(0.01)
Ratio of Net Investment Income to Average Net Assets Increase	0.19%	0.10%	0.07%

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the

14	Annual Report	December 31, 2004

Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.50%.

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ending December 31, 2004, each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2004 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$63,924	$66,825	$23,042	$16,461

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2003	$104
Sales	52
Closing Buys	(19)
Expirations	(59)
Exercised	0
Balance at 12/31/2004	$78

December 31, 2004	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2004

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2004		Year Ended 12/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	0	$0	0	$0
Administrative Class	1,062	13,840	2,430	29,887

Issued as reinvestment of distributions

Institutional Class	0	0	0	0
Administrative Class	241	3,159	51	631

Cost of shares redeemed

Institutional Class	0	0	0	0
Administrative Class	(420)	(5,458)	(1,973)	(23,819)

Net increase resulting from Portfolio share transactions	883	$11,541	508	$6,699

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	4	99

7. Federal Income Tax Matters

As of December 31, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral(2)
$ 2,691	$0	$(1,260)	$0	$0	$(104)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, foreign currency transactions, swap contracts, amortization of swap premiums and tax straddle deferrals.

(2)	Capital losses realized during the period November 1, 2004 through December 31, 2004 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)
$ 40,211	$2,723	$ (61)	$2,662

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to tax straddle deferrals and wash sale loss deferrals for federal income tax purposes.

16	Annual Report	December 31, 2004

For the fiscal year ended December 31, 2004, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(4)	Long-Term Capital Gain Distributions	Return of Capital
$ 2,909	$244	$0

(4)	Includes short-term capital gains.

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”), PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust (in their capacity as Trustees of the PIMS or MMS Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

December 31, 2004	Annual Report	17

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Shareholders of the Global Bond Portfolio (Unhedged)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Global Bond Portfolio (Unhedged) (a portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2005

18	Annual Report	December 31, 2004

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (45) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

R. Wesley Burns* (45) President and Trustee	08/1997 to present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Managing Director, PIMCO.	79	None

Non-Interested Trustees

E. Philip Cannon (64) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series.	111	None

Vern O. Curtis (70) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	79	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (65) Trustee	05/2000 to present	Private Investor and Business Advisor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Director, Freedom Communications; Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	79	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	79	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an "interested person" of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

December 31, 2004	Annual Report	19

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (41)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (34) Chief Compliance Officer	07/2004 to present	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (60)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (41)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (59)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
Henrik P. Larsen (34)	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President
Michael J. Willemsen (44) Vice President	08/1997 to present (since 02/2002 as Vice President )	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (58)	08/1997 to present	Specialist, PIMCO.
Secretary
John P. Hardaway (47)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (35)	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.
Assistant Treasurer

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

20	Annual Report	December 31, 2004

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Portfolio’s voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling the Portfolio at 1-800-927-4648, visiting our website at http://www.pimco.com and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio is available by calling the Portfolio at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Portfolio’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling the Portfolio at 1-800-927-4648 or visiting our website at http://www.pimco.com. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

ALL ASSET PORTFOLIO

ADMINISTRATIVE CLASS

ANNUAL REPORT

December 31, 2004

Contents
Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	3
Financial Highlights	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Schedule of Investments	8
Notes to Financial Statements	9
Federal Income Tax Information	15
Report of Independent Registered Public Accounting Firm	16
Management of the Trust	17

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

All major fixed income sectors posted gains in fourth quarter 2004, capping a year in which bonds showed late strength. The 4.34% gain of the Lehman Brothers Aggregate Bond Index for the year came despite several major headwinds. These issues included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions when 2004 began that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004. The central bank raised the federal funds rate five times during the year for a total increase of 1.25%. The most recent move came on December 14, 2004 with an increase of 0.25%, leaving the federal funds rate at 2.25% at the end of the year. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on longer maturity Treasuries decreased in 2004. The yield on the benchmark ten-year Treasury ended the year at 4.22%, which was down 0.03% for the year. However, yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The relatively steep two- to ten-year portion of the yield curve flattened during the year. The difference between yields on securities maturing in two years versus ten years narrowed from 2.43% at the end of 2003 to 1.15% at the end of 2004.

On the following pages you will find a more complete review of the Portfolio as well as details about the total return investment performance for the one-year period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2005

December 31, 2004	Annual Report	1

Important Information About the Portfolio

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Portfolio does not apply to the stability of the Portfolio.

The Portfolio invests in a portfolio of mutual funds. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The underlying funds may invest in commodity-linked derivative instruments which may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, and international economic and political developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

On the performance summary page in this annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example, which appears on the Portfolio’s individual page in this annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratio may vary period to period because of various factors such as increase in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and its counsel or litigation expense].

PIMCO Variable Insurance Trust is distributed by PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2004

All Asset Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2004

                    All Asset                                      All Asset
                    Portfolio                Lehman Global         Benchmark
                  Administrative            Real: U.S. TIPS        Composite
                      Class                 1-10 Year Index           Index
                  --------------            ---------------        ---------
 4/30/2003         $10,000.00                 $10,000.00           $10,000.00
 5/31/2003          10,550.00                  10,295.65            10,394.18
 6/30/2003          10,463.79                  10,274.98            10,359.87
 7/31/2003           9,991.36                   9,949.43            10,089.20
 8/31/2003          10,182.35                  10,080.74            10,248.81
 9/30/2003          10,510.93                  10,351.49            10,488.07
10/31/2003          10,682.24                  10,368.20            10,623.90
11/30/2003          10,762.87                  10,337.13            10,716.32
12/31/2003          11,079.11                  10,396.54            11,027.67
 1/31/2004          11,192.27                  10,495.65            11,176.93
 2/29/2004          11,449.45                  10,701.02            11,367.55
 3/31/2004          11,660.83                  10,844.96            11,512.42
 4/30/2004          10,908.85                  10,487.67            11,073.30
 5/31/2004          11,207.59                  10,617.52            11,170.56
 6/30/2004          11,275.62                  10,609.71            11,256.58
 7/31/2004          11,306.57                  10,741.67            11,274.59
 8/31/2004          11,626.37                  10,935.91            11,521.66
 9/30/2004          11,818.42                  10,946.40            11,655.32
10/31/2004          12,025.40                  11,079.21            11,840.43
11/30/2004          12,180.63                  11,040.31            11,965.65
12/31/2004          12,351.61                  11,135.19            12,186.26

à$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2004

		1 Year	Since Inception*
	All Asset Portfolio Administrative Class (Inception 04/30/03)	11.49%	13.47%
- - - - - - -	Lehman Brothers U.S. TIPS 1-10 Year Index	7.10%	—
- — - —	All Asset Benchmark Composite Index	10.51%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

PIMCO Funds Allocation‡

CommodityRealReturn Strategy	15.0%
Emerging Markets Bond	12.9%
Floating Income	9.2%
StocksPLUS	8.6%
StocksPLUS Total Return	8.6%
GNMA	7.4%
High Yield	6.2%
Real Return Asset	6.1%
Real Return	5.7%
Foreign Bond (Unhedged)	5.2%
International StocksPLUS TR Strategy	4.2%
Other	10.9%

‡% of Total Investments as of December 31, 2004

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,095.40	$1,022.27
Expenses Paid During Period†	$3.00	$2.90

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.57%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The expense ratio excludes the expenses of the underlying PIMCO Funds, which based upon the allocation of the Portfolio’s assets among the underlying Funds are indirectly borne by the shareholders of the Portfolio. The Underlying Fund Expenses for the Portfolio are estimated at 0.60%.

PORTFOLIO INSIGHTS

•	The All Asset Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the PIMCO Funds: Pacific Investment Management Series (“PIMS”), except the All Asset and All Asset All Authority Funds.

•	The Portfolio may invest in any PIMS mutual fund except the All Asset and All Asset All Authority Funds; however, PIMCO has identified 14 core funds on which the All Asset Portfolio will focus.

•	For the 12-month period ended December 31, 2004, the Portfolio’s Administrative Class shares outperformed the benchmarks by returning 11.49%, versus the 7.10% return of the Lehman Brothers U.S. TIPS 1-10 Year Index and the 10.51% return of the average performance of the benchmarks for the core funds.

•	The Portfolio’s underweight to nominal bond strategies throughout the year was negative, as nominal yields fell.

•	The strategy of underweighting global bonds was negative, as nominal yields fell in most markets outside of the U.S.

•	Coupled with the rally in U.S. nominal bonds, an overweight to emerging market (“EM”) bonds was positive as EM spreads narrowed.

•	The Portfolio’s overweight to U.S. equity strategies was positive, as the S&P 500 rallied during the year. However, underweighting International equities throughout the year hurt performance, as the MSCI EAFE also rallied.

•	The Portfolio’s overweight to Real Return strategies was generally positive, as TIPS rallied throughout 2004. However, the Portfolio lost some of its gains when the Dow Jones AIG Commodity Index sold off in the fourth quarter.

•	The Portfolio’s overweight to real estate investment trusts (“REITs”) early in the second quarter 2004 was negative for returns, as REITs sold off in April. In addition, the Portfolio shifted to underweight REITs in the latter part of the year which hurt performance, as the Wilshire REIT Index rallied in the fourth quarter.

December 31, 2004	Annual Report	3

Financial Highlights

All Asset Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2004		04/30/2003- 12/31/2003

Net asset value beginning of period	$10.77		$10.00
Net investment income (a)	1.50		0.53
Net realized/unrealized gain (loss) on investments (a)	(0.27)		0.54
Total income from investment operations	1.23		1.07
Dividends from net investment income	(0.37)		(0.30)
Distributions from net realized capital gains	(0.01)		0.00
Total distributions	(0.38)		(0.30)
Net asset value end of year	$11.62		$10.77
Total return	11.49%		10.79%
Net assets end of year (000s)	$102,183		$1,017
Ratio of net expenses to average net assets	0.57	%(c)(d)	0.60	%*(b)(c)
Ratio of net investment income to average net assets	13.02%		7.56	%*
Portfolio turnover rate	93%		136%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 10.92%.
(c)	Ratio of expenses to average net assets excluding Underlying PIMS Funds’ expenses in which the Portfolio invests.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.60%.

4	Annual Report	December 31, 2004	See accompanying notes

Statement of Assets and Liabilities

All Asset Portfolio

December 31, 2004

Amounts in thousands, except per share amounts

Assets:

Investments in Affiliates, at value	$119,808
Cash	353
Receivable for Portfolio shares sold	791
Interest and dividends receivable from Affiliates	222
Manager reimbursement receivable	2
121,176

Liabilities:

Payable for investments in Affiliates purchased	$564
Payable for Portfolio shares redeemed	10
Accrued investment advisory fee	20
Accrued administration fee	25
Accrued servicing fee	18
637

Net Assets	$120,539

Net Assets Consist of:

Paid in capital	$117,035
Undistributed net investment income	1,810
Accumulated undistributed net realized gain	202
Net unrealized appreciation	1,492
$120,539

Net Assets:

Administrative Class	$102,183
Advisor Class	11
Class M	18,345

Shares Issued and Outstanding:

Administrative Class	8,788
Advisor Class	1
Class M	1,581

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Administrative Class	$11.62
Advisor Class	11.64
Class M	11.60

Cost of Investments in Affiliates Owned	$118,315

See accompanying notes	December 31, 2004	Annual Report	5

Statement of Operations

All Asset Portfolio

Amounts in thousands
Year Ended December 31, 2004
Investment Income:

Dividends from Affiliate Investments	$5,014
Miscellaneous income	2
Total Income	5,016

Expenses:

Investment advisory fees	74
Administration fees	93
Servicing fees - Administrative Class	47
Distribution fees - Advisor Class	0
Distribution fees - Class M	25
Miscellaneous expense	2
Total Expenses	241
Reimbursement by Manager	(13)
Net Expenses	228

Net Investment Income	4,788

Net Realized and Unrealized Gain:

Net realized gain on in Affiliate Investments	113
Net capital gain distributions received from Underlying PIMS Funds	398
Net change in unrealized appreciation on investments	1,465
Net Gain	1,976

Net Increase in Net Assets Resulting from Operations	$6,764

6	Annual Report	December 31, 2004	See accompanying notes

Statements of Changes in Net Assets

All Asset Portfolio

Amounts in thousands
	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$4,788	$39
Net realized gain on Affiliate Investments	113	6
Net capital gain distributions received from underlying PIMS Funds	398	15
Net change in unrealized appreciation on Affiliate Investments	1,465	27
Net increase resulting from operations	6,764	87

Distributions to Shareholders:

From net investment income
Administrative Class	(2,731)	(25)
Advisor Class	0	0
Class M	(475)	0

From net realized capital gains
Administrative Class	(98)	0
Advisor Class	0	0
Class M	(17)	0

Total Distributions	(3,321)	(25)

Portfolio Share Transactions:

Receipts for shares sold
Administrative Class	98,030	1,543
Advisor Class	10	0
Class M	18,815	0

Issued as reinvestment of distributions
Administrative Class	2,829	25
Advisor Class	0	0
Class M	492	0

Cost of shares redeemed
Administrative Class	(2,625)	(613)
Advisor Class	0	0
Class M	(1,472)	0
Net increase resulting from Portfolio share transactions	116,079	955

Total Increase in Net Assets	119,522	1,017

Net Assets:

Beginning of period	1,017	0
End of period*	$120,539	$1,017

*Including undistributed net investment income of:	$1,810	$24

See accompanying notes	December 31, 2004	Annual Report	7

Schedule of Investments

All Asset Portfolio (a)

December 31, 2004

Value
Shares	(000s)

PIMCO FUNDS (b) 99.4%

CommodityRealReturn Strategy	1,212,086	$18,000
Convertible	122,204	1,520
Emerging Markets Bond	1,417,265	15,392
European Convertible	210,812	2,728
Floating Income	1,080,102	11,082
Foreign Bond (Unhedged)	557,985	6,277
GNMA	800,806	8,865
High Yield	742,623	7,404
International StocksPLUS TR Strategy	495,924	5,088
Long-Term U.S. Government	190,692	2,073
Real Return	596,981	6,859
Real Return Asset	610,256	7,317
RealEstateRealReturn Strategy	368,477	3,737
StocksPLUS	1,028,232	10,313
StocksPLUS Total Return	803,069	10,287
Total Return	268,628	2,866

Total Investments 99.4%		$119,808
(Cost $118,315)
Other Assets and Liabilities (Net) 0.6%		731

Net Assets 100.0%		$120,539

Notes to Schedule of Investments:

(a) The Portfolio is investing in shares of an affiliated Fund.

(b) Institutional Class of each PIMCO Fund.

8	Annual Report	December 31, 2004	See accompanying notes

Notes to Financial Statements

December 31, 2004

1. Organization

The All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Administrative, Advisor and Class M. Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Advisor Class and Class M are provided separately and are available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Investments in Funds within the PIMS Trust are valued at their net asset value as reported by the underlying PIMS Funds.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Capital gain dividend income received from the Underlying PIMS Funds is recorded as a component of realized gain (loss) on the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The CommodityRealReturn Strategy Fund currently intends to gain most of its exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivatives instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and commodity-linked structured notes. The status of these swap contracts and other commodities-linked derivative instruments under tests to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) is not certain. For these purposes, the Portfolio is relying on an opinion of counsel (described below) and does not intend to obtain a ruling from the Internal Revenue Service (“Service”). Such opinion is not binding upon the Service and there is no assurance that the Service will not challenge the Portfolio’s status as a regulated investment company, or that, if it were to do so, it would not prevail. If the Portfolio were to fail to qualify as a regulated investment company in any year, then the Portfolio would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Portfolio’s earnings and profits. If the Portfolio were to fail to qualify as a regulated investment company and became subject to federal income tax, any shareholders of the Portfolio would be subject to the risk of diminished investment returns.

To the extent the All Asset Portfolio invests in the CommodityRealReturn Strategy Fund, an Underlying PIMS Fund with investments as described in the preceding paragraph, the All Asset Portfolio would be subject to the risk of diminished investment returns if the CommodityRealReturn Strategy Fund was to fail to qualify as a regulated investment company and was subject to federal income tax. Moreover, depending upon the composition of All Asset Portfolio’s investments, any failure of CommodityRealReturn Strategy Fund to qualify as a regulated investment company could

December 31, 2004	Annual Report	9

Notes to Financial Statements (Cont.)

December 31, 2004

jeopardize All Asset Portfolio’s own qualification, if it thereby failed to satisfy the asset diversification requirement.

One of the requirements for qualification as a regulated investment company under Subchapter M of the Code is that the Portfolio derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income”). Counsel to the Portfolio has opined that certain commodity swap agreements entered into by the Portfolio should constitute securities for purposes of the Qualifying Income test. Existing authority does not fully address the treatment of such swaps under the Code or under related securities laws. The opinion is not binding on the Service and there is no assurance that the Service will not challenge the Portfolio’s status as a regulated investment company. If the Service were to challenge the Portfolio’s position and that challenge were upheld, or if the Portfolio were otherwise to fail to qualify as a regulated investment company, then the Portfolio would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Portfolio’s earnings and profits.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

Underlying PIMS Funds. The Underlying PIMS Funds are the Institutional Class shares of the PIMCO Funds: Pacific Investment Management Series, an affiliated open-end investment company, except All Asset and All Asset All Authority Funds. Though it is anticipated that the All Asset Portfolio will not currently invest in the European StocksPLUS Total Return Strategy, Far East (ex-Japan) StocksPLUS Total Return Strategy, Japanese StocksPLUS TR Strategy, StocksPLUS Municipal-Backed and StocksPLUS TR Short Strategy Funds, the Portfolio may invest in these Funds in the future, without shareholder approval, at the discretion of the Portfolio’s asset allocation sub-adviser.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.20%.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the All Asset Portfolio and selects the Underlying PIMS Funds in which the All Asset Portfolio invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.20% of the average daily net assets of the Portfolio.

PIMCO has contractually agreed, for the All Asset Portfolio’s current fiscal year, to reduce its Advisory Fee to the extent that the Underlying Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future period, not to exceed three years, provided total expenses, including such Recoupment, do not exceed the annual expense limit.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

10	Annual Report	December 31, 2004

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organization expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Administrative Class	0.60%
Advisor Class	0.70%
Class M	0.90%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived in prior periods and may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2003	12/31/2004
Amount Available for Reimbursement	$51	$0

For the current period ending December 31, 2004, each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets.

4. Risk Factors of the Portfolio

Investing in the Underlying PIMS Funds through the All Asset Portfolio involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMS Funds. Under certain circumstances, an Underlying PIMS Fund may pay a redemption request by the All Asset Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an Underlying PIMS Fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the Underlying PIMS Funds may invest in certain specified derivative securities, including: interest rate swaps; caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying PIMS Funds may invest in restricted securities, instruments issued by trusts, partnerships or other issuers, including pass-through certificated representing participation in, or debt instruments backed by, the securities owned by such issuers. The Underlying PIMS Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying PIMS Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivatives securities including future contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks. Accordingly, the All Asset Portfolio’s investment performance depends upon the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objectives of any Underlying PIMS Funds will be achieved.

The officers and directors of the Trust also serve as officers and directors/trustees of the Underlying PIMS Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the Underlying PIMS Funds.

5. Purchases and Sales of Securities

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2004 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$153,039	$35,748

December 31, 2004	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2004

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2004		Year Ended 12/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold

Administrative Class	8,679	$98,030	149	$1,543
Advisor Class	1	10	0	0
Class M	1,668	18,815	0	0

Issued as reinvestment of distributions

Administrative Class	244	2,829	2	25
Advisor Class	0	0	0	0
Class M	43	492	0	0

Cost of shares redeemed

Administrative Class	(229)	(2,625)	(57)	(613)
Advisor Class	0	0	0	0
Class M	(130)	(1,472)	0	0

Net increase resulting from Portfolio share transactions	10,276	$116,079	94	$955

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	1	88	*
Advisor	1	100	**
Class M	2	99

*	Allianz Life Insurance Co., an indirect wholly owned subsidiary of Allianz Global Investors of America L.P. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

**	Allianz Global Investors of America L.P., a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

12	Annual Report	December 31, 2004

7. Affiliated Transactions

The Underlying PIMS Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated funds for the year ended December 31, 2004 (amounts in thousands):

Underlying PIMS Fund	Market Value December 31, 2003	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation) December 31, 2004	Market Value December 31, 2004	Dividend Income	Net Capital and Realized Gain (Loss)
CommodityRealReturn Strategy	$69	$20,494	$2,056	$(395)	$18,000	$755	$(104)
Convertible	0	1,997	519	34	1,520	32	8
Emerging Markets Bond	59	17,412	2,360	305	15,392	593	24
European Convertible	74	3,110	588	127	2,728	156	14
Floating Income	0	11,024	0	57	11,082	24	0
Foreign Bond (Unhedged)	0	9,510	3,561	279	6,277	78	50
GNMA	8	9,390	506	(25)	8,865	145	0
High Yield	51	9,704	2,633	258	7,404	192	26
International StocksPLUS TR Strategy	0	6,004	690	(221)	5,088	561	55
Long-Term U.S. Government	0	2,966	850	(26)	2,073	54	27
Low Duration	22	6,193	6,203	0	0	47	(2)
Real Return	249	7,976	1,411	45	6,859	268	28
Real Return Asset	204	8,127	1,138	135	7,317	413	6
RealEstateRealReturn Strategy	0	6,897	3,176	(137)	3,737	1,127	153
Short-Term	0	5,461	5,460	0	0	10	1
StocksPLUS	70	12,889	3,202	535	10,313	337	25
StocksPLUS Total Return	132	10,501	884	530	10,287	219	200
Total Return	0	3,384	511	(8)	2,866	3	0
Totals	$938	$153,039	$35,748	$1,493	$119,808	$5,014	$511

8. Federal Income Tax Matters

As of December 31, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral
$ 1,810	$401	$(1)	$0	$0	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain foreign currency transactions.

As of December 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(2)
$ 118,514	$2,251	$(957)	$1,294

(2)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

For the fiscal year ended December 31, 2004, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(3)	Long-Term Capital Gain Distributions	Return of Capital
$ 3,305	$16	$0

(3)	Includes short-term capital gains.

December 31, 2004	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2004

9. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.
Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”), PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust (in their capacity as Trustees of the PIMS or MMS Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

14	Annual Report	December 31, 2004

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2004:

All Asset Portfolio	5.04%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

All Asset Portfolio	4.29%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

December 31, 2004	Annual Report	15

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Shareholders of the All Asset Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the All Asset Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2005

16	Annual Report	December 31, 2004

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (45) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

R. Wesley Burns* (45) President and Trustee	08/1997 to present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Managing Director, PIMCO.	79	None

Non-Interested Trustees

E. Philip Cannon (64) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series.	111	None

Vern O. Curtis (70) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	79	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (65) Trustee	05/2000 to present	Private Investor and Business Advisor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Director, Freedom Communications; Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	79	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	79	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an "interested person" of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

December 31, 2004	Annual Report	17

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (41)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (34) Chief Compliance Officer	07/2004 to present	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (60)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (41)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (59)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
Henrik P. Larsen (34)	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President
Michael J. Willemsen (44) Vice President	08/1997 to present (since 02/2002 as Vice President )	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (58)	08/1997 to present	Specialist, PIMCO.
Secretary
John P. Hardaway (47)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (35)	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.
Assistant Treasurer

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

18	Annual Report	December 31, 2004

Investment Sub-Adviser

Research Affiliates, LLC

800 E. Colorado Boulevard

Pasadena, California 91101

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Portfolio’s voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling the Portfolio at 1-800-927-4648, visiting our website at http://www.pimco.com and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio is available by calling the Portfolio at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Portfolio’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling the Portfolio at 1-800-927-4648 or visiting our website at http://www.pimco.com. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

LONG-TERM U.S. GOVT. PORTFOLIO

ADMINISTRATIVE CLASS

ANNUAL REPORT

December 31, 2004

Contents
Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	3
Financial Highlights	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Schedule of Investments	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	16
Management of the Trust	17

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

All major fixed income sectors posted gains in fourth quarter 2004, capping a year in which bonds showed late strength. The 4.34% gain of the Lehman Brothers Aggregate Bond Index for the year came despite several major headwinds. These issues included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions when 2004 began that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004. The central bank raised the federal funds rate five times during the year for a total increase of 1.25%. The most recent move came on December 14, 2004 with an increase of 0.25%, leaving the federal funds rate at 2.25% at the end of the year. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on longer maturity Treasuries decreased in 2004. The yield on the benchmark ten-year Treasury ended the year at 4.22%, which was down 0.03% for the year. However, yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The relatively steep two- to ten-year portion of the yield curve flattened during the year. The difference between yields on securities maturing in two years versus ten years narrowed from 2.43% at the end of 2003 to 1.15% at the end of 2004.

On the following pages you will find a more complete review of the Portfolio as well as details about the total return investment performance for the one-year period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2005

December 31, 2004	Annual Report	1

Important Information About the Portfolio

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Portfolio does not apply to the stability of the Portfolio.

On the performance summary page in this annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example, which appears on the Portfolio’s individual page in this annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratio may vary period to period because of various factors such as increase in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and its counsel or litigation expense].

PIMCO Variable Insurance Trust is distributed by PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2004

Long-Term U.S. Government Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2004

                            Long-Term U.S.               Lehman Brothers
                         Government Portfolio          Long-Term Treasury
                         Administrative Class                 Index
                        ----------------------         -------------------
04/30/1999                   10,000.00                     10,000.00
05/31/1999                    9,881.66                      9,843.00
06/30/1999                    9,766.13                      9,738.66
07/31/1999                    9,730.16                      9,691.92
08/31/1999                    9,672.07                      9,654.12
09/30/1999                    9,758.50                      9,725.56
10/31/1999                    9,753.84                      9,731.40
11/30/1999                    9,685.69                      9,665.22
12/31/1999                    9,572.19                      9,521.21
01/31/2000                    9,679.55                      9,657.36
02/29/2000                    9,943.54                      9,949.02
03/31/2000                   10,256.97                     10,289.27
04/30/2000                   10,164.32                     10,206.96
05/31/2000                   10,118.94                     10,170.21
06/30/2000                   10,371.83                     10,390.91
07/31/2000                   10,581.52                     10,569.63
08/31/2000                   10,837.32                     10,810.62
09/30/2000                   10,718.59                     10,679.81
10/31/2000                   10,933.38                     10,846.41
11/30/2000                   11,270.10                     11,189.16
12/31/2000                   11,604.85                     11,452.11
01/31/2001                   11,660.12                     11,471.57
02/28/2001                   11,886.05                     11,667.74
03/31/2001                   11,831.14                     11,609.40
04/30/2001                   11,487.79                     11,293.62
05/31/2001                   11,512.82                     11,308.31
06/30/2001                   11,609.37                     11,405.56
07/31/2001                   12,079.26                     11,829.84
08/31/2001                   12,365.90                     12,083.00
09/30/2001                   12,502.58                     12,173.63
10/31/2001                   13,116.62                     12,771.35
11/30/2001                   12,517.14                     12,164.21
12/31/2001                   12,284.63                     11,935.52
01/31/2002                   12,478.73                     12,089.49
02/28/2002                   12,701.31                     12,229.73
03/31/2002                   12,175.92                     11,735.65
04/30/2002                   12,674.50                     12,181.60
05/31/2002                   12,736.28                     12,219.36
06/30/2002                   12,944.80                     12,438.75
07/31/2002                   13,332.64                     12,821.86
08/31/2002                   13,863.81                     13,382.18
09/30/2002                   14,351.31                     13,939.88
10/31/2002                   13,911.58                     13,539.47
11/30/2002                   13,841.65                     13,389.80
12/31/2002                   14,445.66                     13,938.26
01/31/2003                   14,367.68                     13,891.15
02/28/2003                   14,792.72                     14,311.63
03/31/2003                   14,607.68                     14,131.67
04/30/2003                   14,779.60                     14,275.15
05/31/2003                   15,577.96                     15,077.85
06/30/2003                   15,351.30                     14,847.82
07/31/2003                   14,061.94                     13,519.91
08/31/2003                   14,286.31                     13,735.47
09/30/2003                   15,105.96                     14,450.56
10/31/2003                   14,728.14                     14,048.53
11/30/2003                   14,812.93                     14,116.49
12/31/2003                   15,008.87                     14,284.38
01/31/2004                   15,245.22                     14,529.37
02/29/2004                   15,593.38                     14,818.92
03/31/2004                   15,864.73                     15,043.90
04/30/2004                   14,957.47                     14,199.94
05/31/2004                   14,855.57                     14,130.16
06/30/2004                   14,983.98                     14,259.44
07/31/2004                   15,275.93                     14,500.63
08/31/2004                   15,857.80                     15,038.74
09/30/2004                   15,948.66                     15,165.81
10/31/2004                   16,169.71                     15,388.92
11/30/2004                   15,764.79                     15,046.40
12/31/2004                   16,144.85                     15,384.92

à$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2004

		1 Year	5 Years*	Since Inception*
	Long-Term U.S. Government Portfolio Administrative Class (Inception 04/30/99)	7.57%	11.02%	8.81%
- - - - - - -	Lehman Brothers Long-Term Treasury Index	7.70%	10.07%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

SECTOR BREAKDOWN‡

U.S. Government Agencies	30.8%
Short-Term Instruments	29.8%
Mortgage-Backed Securities	13.7%
Corporate Bonds & Notes	11.1%
U.S. Treasury Obligations	7.6%
Other	7.0%

‡% of Total Investments as of December 31, 2004

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,077.50	$1,021.82
Expenses Paid During Period†	$3.45	$3.35

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.66%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Long-Term U.S. Government Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises.

•	For the 12-month period ended December 31, 2004, the Portfolio’s Administrative Class shares underperformed the Lehman Brothers Long-Term Treasury Index, returning 7.57% versus 7.70% for the Index.

•	As the yield curve flattened over the year, and as short/intermediate rates rose the most, the Portfolio’s focus on the intermediate portion of the curve hurt relative returns and was the primary reason for the Portfolio’s underperformance.

•	The Portfolio’s defensive duration posture was a modest negative for relative performance, as U.S. interest rates on longer maturity Treasuries declined.

•	Exposure to high quality, long maturity agency debt slightly boosted returns as this sector outperformed Treasuries of similar duration over the year.

•	As investors around the world were drawn to corporate bonds for their extra yield, the Portfolio’s modest exposure to longer duration corporates added to relative returns. Corporate issues outperformed government securities in duration-adjusted returns for 2004.

December 31, 2004	Annual Report	3

Financial Highlights

Long-Term U.S. Government Portfolio (Administrative Class)

Selected Per Share Data for the Year Ended:	12/31/2004		12/31/2003		12/31/2002		12/31/2001		12/31/2000

Net asset value beginning of period	$11.01		$11.09		$10.27		$10.56		$9.22
Net investment income (a)	0.33		0.30		0.44		0.51		0.56
Net realized/unrealized gain on investments (a)	0.49		0.12		1.31		0.09		1.34
Total income from investment operations	0.82		0.42		1.75		0.60		1.90
Dividends from net investment income	(0.34)		(0.33)		(0.44)		(0.52)		(0.56)
Distributions from net realized capital gains	(0.30)		(0.17)		(0.49)		(0.37)		0.00
Total distributions	(0.64)		(0.50)		(0.93)		(0.89)		(0.56)
Net asset value end of year	$11.19		$11.01		$11.09		$10.27		$10.56
Total return	7.57%		3.90%		17.59%		5.86%		21.24%
Net assets end of year (000s)	$92,122		$94,003		$92,256		$33,013		$9,625
Ratio of net expenses to average net assets	0.66	%(b)	0.66	%(b)	0.65	%(c)	0.65	%(c)	0.65%
Ratio of net investment income to average net assets	2.93%		2.72%		4.05%		4.75%		5.70%
Portfolio turnover rate	237%		619%		586%		457%		533%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.65%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.66%.

4	Annual Report	December 31, 2004

Statement of Assets and Liabilities

Long-Term U.S. Government Portfolio

December 31, 2004

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$91,256
Cash	3
Receivable for Portfolio shares sold	17
Interest and dividends receivable	780
Variation margin receivable	321
Swap premiums paid	131
92,508

Liabilities:

Written options outstanding	7
Accrued investment advisory fee	21
Accrued administration fee	21
Accrued servicing fee	10
Unrealized depreciation on swap agreements	16
75

Net Assets	$92,433

Net Assets Consist of:

Paid in capital	$88,977
Undistributed net investment income	758
Accumulated undistributed net realized gain	438
Net unrealized appreciation	2,260
$92,433

Net Assets:

Institutional Class	$311
Administrative Class	92,122

Shares Issued and Outstanding:

Institutional Class	28
Administrative Class	8,230

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$11.19
Administrative Class	11.19

Cost of Investments Owned	$89,638

See accompanying notes	December 31, 2004	Annual Report	5

Statement of Operations

Long-Term U.S. Government Portfolio

Amounts in thousands
Year Ended December 31, 2004
Investment Income:

Interest	$3,221
Miscellaneous income	2
Total Income	3,223

Expenses:

Investment advisory fees	225
Administration fees	225
Servicing fees - Administrative Class	135
Trustees’ fees	1
Interest expense	5
Total Expenses	591

Net Investment Income	2,632

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	410
Net realized gain on futures contracts, options, and swaps	2,884
Net change in unrealized appreciation on investments	331
Net change in unrealized appreciation on futures contracts, options, and swaps	209
Net Gain (Loss)	3,834

Net Increase in Net Assets Resulting from Operations	$6,466

6	Annual Report	December 31, 2004	See accompanying notes

Statement of Changes in Net Assets

Long-Term U.S. Government Portfolio

Amounts in thousands
	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$2,632	$2,727
Net realized gain	3,294	1,538
Net change in unrealized appreciation (depreciation)	540	(781)
Net increase resulting from operations	6,466	3,484

Distributions to Shareholders:

From net investment income
Institutional Class	(9)	0
Administrative Class	(2,743)	(3,025)

From net realized capital gain
Institutional Class	(12)	0
Administrative Class	(2,388)	(1,459)

Total Distributions	(5,152)	(4,484)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	452	0
Administrative Class	22,252	41,837

Issued as reinvestment of distributions
Institutional Class	20	1
Administrative Class	5,131	4,476

Cost of shares redeemed
Institutional Class	(193)	0
Administrative Class	(30,560)	(43,567)
Net increase (decrease) resulting from Portfolio share transactions	(2,898)	2,747

Total Increase (Decrease) in Net Assets	(1,583)	1,747

Net Assets:

Beginning of period	94,016	92,269
End of period*	$92,433	$94,016

*Including undistributed net investment income of:	$758	$160

See accompanying notes	December 31, 2004	Annual Report	7

Schedule of Investments

Long-Term U.S. Government Portfolio

December 31, 2004

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 11.0%
Banking & Finance 11.0%
Ford Motor Credit Co.
2.510% due 07/18/2005 (a)	$100	$100
7.600% due 08/01/2005	100	102
General Electric Capital Corp.
2.615% due 03/15/2005 (a)	900	900
General Motors Acceptance Corp.
6.750% due 01/15/2006	3,000	3,078
International Bank for Reconstruction & Development
7.625% due 01/19/2023	2,700	3,564
Travelers Property Casualty Corp.
6.375% due 03/15/2033	1,000	1,031
U.S. Trade Funding Corp.
4.260% due 11/15/2014	869	871
Verizon Wireless Capital LLC
2.415% due 05/23/2005 (a)	500	500

Total Corporate Bonds & Notes (Cost $9,968)		10,146

MUNICIPAL BONDS & NOTES 2.6%

Chicago, Illinois Motor Fuel Tax Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 01/01/2033	200	205

Dawson Ridge, Colorado Metropolitan District No. 1 General Obligation Bonds, Series 1992
0.000% due 10/01/2022	800	338

Detroit, Michigan School District General Obligation Bonds, (FGID Q-SBLF Insured), Series 2003
5.000% due 05/01/2033	100	102

Florida State Board of Education General Obligation Bonds, (FGIC Insured), Series 2002
5.000% due 06/01/2031	500	515

Irving, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2003
5.000% due 02/15/2031	200	205

New York State Metropolitan Transportation Authority Revenue Bonds, (FSA Insured), Series 2002
5.000% due 11/15/2032	300	308

New York State Triborough Bridge & Tunnels Authority Revenue Bonds, Series 2002
5.000% due 11/15/2032	200	204

New York, New York Municipal Water Finance Authority Revenue Bonds, Series 2002
5.125% due 06/15/2034	200	206

San Antonio, Texas Water Revenue Bonds, (FSA Insured), Series 2002
5.000% due 05/15/2032	250	255

South Putnam, Indianapolis School Building Corp. Revenue Bonds, (FSA Insured), Series 2003
5.000% due 01/15/2022	100	106

Total Municipal Bonds & Notes (Cost $2,356)		2,444

U.S. GOVERNMENT AGENCIES 30.4%

Fannie Mae
0.000% due 10/09/2019	5,900	2,629
2.125% due 02/10/2006	1,000	990

2.887% due 08/25/2021 (a)	$40	$40
3.037% due 08/25/2022 (a)	24	24
3.317% due 04/25/2032 (a)	60	61
3.337% due 04/25/2021 (a)	38	39
4.500% due 08/25/2034-10/25/2034 (d)	1,525	1,231
5.000% due 11/01/2019-01/01/2034 (d)	2,557	2,559
5.500% due 05/01/2034	371	377
Federal Home Loan Bank
2.875% due 05/22/2006	1,900	1,895
4.000% due 07/14/2008	1,000	1,000
5.120% due 01/10/2013	5,000	5,002
Federal Housing Administration
6.896% due 07/01/2020 (a)	524	525
Financing Corp.
10.700% due 10/06/2017	650	1,010
Freddie Mac
3.137% due 02/15/2027 (a)	36	37
3.438% due 02/15/2021 (a)	47	47
5.500% due 08/15/2030-06/15/2034 (d)	1,019	1,018
7.000% due 07/15/2023-12/01/2031 (d)	158	168
Government National Mortgage Association
5.000% due 08/20/2033-08/16/2034 (d)	4,995	4,385
6.000% due 08/20/2033	1,083	1,110
Overseas Private Investment Corp.
0.000% due 11/30/2010 (b)	700	824
3.800% due 08/15/2007	1,000	1,069
5.140% due 08/15/2007	1,000	1,038
Small Business Administration
5.240% due 08/01/2023	956	985

Total U.S. Government Agencies (Cost $27,116)		28,063

U.S. TREASURY OBLIGATIONS 7.5%

Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007 (e)	181	192
2.375% due 01/15/2025	4,487	4,799
U.S. Treasury Bond
5.500% due 08/15/2028	800	866
U.S. Treasury Note
3.000% due 02/15/2009	1,100	1,080

Total U.S. Treasury Obligations (Cost $6,523)		6,937

MORTGAGE-BACKED SECURITIES 13.6%

Bear Stearns Adjustable Rate Mortgage Trust
5.112% due 03/25/2033 (a)	1,008	1,015
5.439% due 03/25/2033 (a)	377	381
4.909% due 01/25/2034 (a)	181	183
2.697% due 02/25/2034 (a)	144	144
Countrywide Alternative Loan Trust
5.500% due 10/25/2033	1,071	976
Countrywide Home Loans, Inc.
6.000% due 02/25/2033	174	176
5.250% due 01/25/2034	876	875
CS First Boston Mortgage Securities Corp.
4.938% due 11/25/2032 (a)	146	149
2.967% due 04/25/2033 (a)	214	215
Federal Agricultural Mortgage Corp.
7.238% due 07/25/2011	180	187
First Republic Mortgage Loan Trust
2.752% due 11/15/2031 (a)	704	709
Impac CMB Trust
5.249% due 09/25/2034	1,370	1,371
MASTR Asset Securitization Trust
5.500% due 09/25/2033	637	641
Residential Accredit Loans, Inc.
2.817% due 01/25/2033 (a)	115	115

2.817% due 03/25/2033 (a)	$218	$218
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	192	197
Sequoia Mortgage Trust
2.750% due 06/20/2032 (a)	236	235
2.760% due 07/20/2033 (a)	865	860
Structured Asset Mortgage Investments, Inc.
4.647% due 02/25/2030 (a)	58	58
5.142% due 03/25/2032 (a)	50	51
2.740% due 09/19/2032 (a)	1,780	1,773
2.830% due 06/18/2033 (a)	424	424
Structured Asset Securities Corp.
2.917% due 07/25/2032 (a)	127	127
2.917% due 07/25/2032 (a)	33	33
2.917% due 07/25/2032 (a)	633	635
2.471% due 01/25/2033 (a)	64	64
Washington Mutual Mortgage Securities Corp.
6.000% due 03/25/2017	101	102
5.390% due 02/25/2031 (a)	139	143
5.109% due 02/25/2033 (a)	105	106
5.397% due 02/25/2033 (a)	111	112
5.024% due 05/25/2033 (a)	248	250
3.614% due 01/25/2041 (a)	9	9

Total Mortgage-Backed Securities (Cost $12,586)		12,534

ASSET-BACKED SECURITIES 3.8%

ACE Securities Corp.
2.757% due 06/25/2032 (a)	32	32
AmeriCredit Automobile Receivables Trust
2.531% due 10/12/2006 (a)	26	26
Ameriquest Mortgage Securities, Inc.
2.827% due 03/25/2033 (a)	101	101
Argent Securities, Inc.
2.667% due 03/25/2034 (a)	560	560
Bayview Financial Acquisition Trust
2.867% due 08/28/2034 (a)	493	495
Bear Stearns Asset-Backed Securities, Inc.
2.917% due 11/25/2042 (a)	615	616
Chase Funding Mortgage Loan Asset-Backed Certificates
2.667% due 10/25/2031 (a)	74	74
Countrywide Asset-Backed Certificates
2.677% due 05/25/2032 (a)	12	12
CS First Boston Mortgage Securities Corp.
2.857% due 08/25/2032 (a)	31	32
Daimler Chrysler Auto Trust
1.720% due 08/08/2005	133	133
GMAC Mortgage Corp. Loan Trust
2.617% due 07/25/2012 (a)	63	63
Home Equity Mortgage Trust
2.817% due 09/25/2033 (a)	18	18
Household Mortgage Loan Trust
2.710% due 05/20/2032 (a)	215	216
Long Beach Mortgage Loan Trust
2.817% due 03/25/2033 (a)	183	183
Los Angeles Arena Funding LLC
7.656% due 12/15/2026	92	100
Novastar Home Equity Loan
2.697% due 01/25/2031 (a)	33	33
Renaissance Home Equity Loan Trust
2.857% due 08/25/2033 (a)	55	55
2.917% due 12/25/2033 (a)	209	209
SMS Student Loan Trust
2.823% due 10/27/2025 (a)	116	117
Specialty Underwriting & Residential Finance
2.747% due 06/25/2034 (a)	448	448
Terwin Mortgage Trust
2.997% due 06/25/2033 (a)	16	16

Total Asset-Backed Securities (Cost $3,537)		3,539

8	Annual Report	December 31, 2004	See accompanying notes

Notional
Amount	Value
(000s)	(000s)

PURCHASED CALL OPTIONS 0.0%
1-Year Interest Rate Swap (OTC)
Strike @ 3.750%* Exp. 12/16/2005	$2,700	$9

Total Purchased Call Options (Cost $10)		9

PURCHASED PUT OPTIONS 0.0%
1-Year Interest Rate Swap (OTC)
Strike @ 3.750%* Exp. 12/16/2005	2,700	10
	# of Contracts
Eurodollar March Futures (CME)
Strike @ 96.000 Exp. 03/14/2005	43	0

Total Purchased Put Options (Cost $13)		10

PREFERRED STOCK 0.4%
	Shares
Fannie Mae
7.000% due 12/31/2049 (a)	6,800	387

Total Preferred Stock (Cost $340)		387

SHORT-TERM INSTRUMENTS 29.4%
	Principal Amount (000s)
Certificates of Deposit 1.2%
Citibank, N.A.
2.030% due 01/24/2005	$1,100	1,100

Commercial Paper 24.8%
Fannie Mae
1.960% due 01/05/2005	$800	$800
2.197% due 02/16/2005	700	698
2.221% due 02/23/2005	900	897
2.285% due 03/09/2005	400	398
2.349% due 03/16/2005	1,800	1,791
2.390% due 03/16/2005	200	199
2.430% due 03/23/2005	1,800	1,790
2.474% due 03/30/2005	2,500	2,485
Federal Home Loan Bank
2.100% due 01/03/2005	2,200	2,200
1.934% due 01/14/2005	800	799
1.982% due 01/21/2005	300	300
2.028% due 01/28/2005	3,900	3,894
Freddie Mac
1.935% due 01/04/2005	1,200	1,200
1.960% due 01/11/2005	800	800
1.950% due 01/18/2005	400	400
General Electric Capital Corp.
2.355% due 02/09/2005	1,900	1,895
Pfizer, Inc.
2.330% due 03/03/2005	2,400	2,391

		22,937

Repurchase Agreement 1.8%
State Street Bank
1.900% due 01/03/2005	1,707	1,707

(Dated 12/31/2004. Collateralized by Freddie Mac 2.125% due 11/15/2005 valued at $1,743. Repurchase proceeds are $1,707.)
U.S. Treasury Bills 1.6%
2.206% due 03/03/2005-03/17/2005 (d)(e)	1,450	1,443

Total Short-Term Instruments (Cost $27,189)		27,187

Total Investments (h) 98.7%		$91,256
(Cost $89,638)
Written Options (g) (0.0%)		(7)
(Premiums $35)
Other Assets and Liabilities (Net) 1.3%		1,184

Net Assets 100.0%		$92,433

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Security becomes interest bearing at a future date.

(c) Principal amount of security is adjusted for inflation.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Securities with an aggregate market value of $1,635 have been segregated with the custodian to cover margin requirements for the following open futures contracts at:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar June Long Futures	06/2005	21	$(29)
U.S. Treasury 10-Year Note Long Futures	03/2005	129	30
U.S. Treasury 30-Year Bond Long Futures	03/2005	3	7
U.S. Treasury 30-Year Bond Long Futures	03/2005	379	615
U.S. Treasury 5-Year Note Long Futures	03/2005	25	14
U.S. Treasury 5-Year Note Short Futures	03/2005	34	(7)

			$630

(f) Swap agreements outstanding at December 31, 2004:
Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
Barclays Bank PLC	3-month USD-LIBOR	Pay	4.000%	06/15/2007	$21,800	$(16)

(g) Premiums received on written options:
Name of Issuer		Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Note March Futures		$114.000	02/18/2005	12	$4	$3
Put - CBOT U.S. Treasury Note March Futures		108.000	02/18/2005	12	2	1
Call - CME Eurodollar March Futures		97.500	03/14/2005	14	6	0
Put - CME Eurodollar March Futures		97.000	03/14/2005	43	23	3

					$35	$7

* The Portfolio will pay a floating rate based on 3-month USD-LIBOR.

(h) As of December 31, 2004, portfolio securities with aggregate market value of $2,622 were valued with reference to securities whose prices are more readily obtainable.

See accompanying notes	December 31, 2004	Annual Report	9

Notes to Financial Statements

December 31, 2004

1. Organization

The Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

10	Annual Report	December 31, 2004

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

        The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage their exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk

December 31, 2004	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2004

where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. There were no reclassifications to any period presented as a result of this change. There was no effect on the Portfolio’s net asset value, either in total or per share, or their total increase (decrease) in net assets from operations during any period.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ending December 31, 2004, each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including

12	Annual Report	December 31, 2004

brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2004 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$198,270	$223,713	$9,573	$10,821

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2003	$269
Sales	242
Closing Buys	(288)
Expirations	(188)
Exercised	0
Balance at 12/31/2004	$35

6. Federal Income Tax Matters

As of December 31, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral(2)
$ 758	$1,766	$(13)	$0	$0	$(500)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options and futures.

(2)	Capital losses realized during the period November 1, 2004 through December 31, 2004 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)
$ 89,811	$1,629	$(184)	$1,445

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to tax straddle deferrals and wash sale loss deferrals for federal income tax purposes.

For the fiscal year ended December 31, 2004, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(4)	Long-Term Capital Gain Distributions	Return of Capital
$ 3,752	$1,400	$0

(4)	Includes short-term capital gains.

December 31, 2004	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2004

7. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2004		Year Ended 12/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	42	$452	0	$0
Administrative Class	1,966	22,253	3,771	41,837

Issued as reinvestment of distributions

Institutional Class	2	20	0	1
Administrative Class	458	5,131	403	4,476

Cost of shares redeemed

Institutional Class	(17)	(193)	0	0
Administrative Class	(2,734)	(30,560)	(3,950)	(43,567)

Net increase (decrease) resulting from Portfolio share transactions	(283)	$(2,897)	224	$2,747

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	95
Administrative Class	3	92

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”), PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust (in their capacity as Trustees of the PIMS or MMS Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges

14	Annual Report	December 31, 2004

that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

December 31, 2004	Annual Report	15

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Shareholders of the Long-Term U.S. Government Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Long-Term U.S. Government Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2005

16	Annual Report	December 31, 2004

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (45) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

R. Wesley Burns* (45) President and Trustee	08/1997 to present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Managing Director, PIMCO.	79	None

Non-Interested Trustees

E. Philip Cannon (64) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series.	111	None

Vern O. Curtis (70) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	79	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (65) Trustee	05/2000 to present	Private Investor and Business Advisor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Director, Freedom Communications; Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	79	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	79	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an "interested person" of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

December 31, 2004	Annual Report	17

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (41)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (34) Chief Compliance Officer	07/2004 to present	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (60)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (41)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (59)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
Henrik P. Larsen (34)	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President
Michael J. Willemsen (44) Vice President	08/1997 to present (since 02/2002 as Vice President )	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (58)	08/1997 to present	Specialist, PIMCO.
Secretary
John P. Hardaway (47)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (35)	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.
Assistant Treasurer

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

18	Annual Report	December 31, 2004

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Portfolio’s voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling the Portfolio at 1-800-927-4648, visiting our website at http://www.pimco.com and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio is available by calling the Portfolio at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Portfolio’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling the Portfolio at 1-800-927-4648 or visiting our website at http://www.pimco.com. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)

ADMINISTRATIVE CLASS

ANNUAL REPORT

December 31, 2004

Contents
Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	3
Financial Highlights	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Schedule of Investments	8
Notes to Financial Statements	13
Federal Income Tax Information	20
Report of Independent Registered Public Accounting Firm	21
Management of the Trust	22

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

All major fixed income sectors posted gains in fourth quarter 2004, capping a year in which bonds showed late strength. The 4.34% gain of the Lehman Brothers Aggregate Bond Index for the year came despite several major headwinds. These issues included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions when 2004 began that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004. The central bank raised the federal funds rate five times during the year for a total increase of 1.25%. The most recent move came on December 14, 2004 with an increase of 0.25%, leaving the federal funds rate at 2.25% at the end of the year. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on longer maturity Treasuries decreased in 2004. The yield on the benchmark ten-year Treasury ended the year at 4.22%, which was down 0.03% for the year. However, yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The relatively steep two- to ten-year portion of the yield curve flattened during the year. The difference between yields on securities maturing in two years versus ten years narrowed from 2.43% at the end of 2003 to 1.15% at the end of 2004.

On the following pages you will find a more complete review of the Portfolio as well as details about the total return investment performance for the one-year period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2005

December 31, 2004	Annual Report	1

Important Information About the Portfolio

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Portfolio does not apply to the stability of the Portfolio.

On the performance summary page in this annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example, which appears on the Portfolio’s individual page in this annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratio may vary period to period because of various factors such as increase in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and its counsel or litigation expense].

PIMCO Variable Insurance Trust is distributed by PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2004

Foreign Bond Portfolio (U.S. Dollar-Hedged)

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2004

                  Foreign Bond Portfolio
                   (U.S. Dollar-Hedged)            J.P. Morgan
                   Administrative Class    GBI Global Ex-U.S. Index Hedged
                  ---------------------      --------------------------
 3/31/1999             $10,069.25                   $10,119.00
 4/30/1999              10,186.17                    10,247.51
 5/31/1999              10,074.89                    10,205.50
 6/30/1999               9,857.05                    10,047.31
 7/31/1999               9,787.29                    10,021.19
 8/31/1999               9,705.92                    10,039.23
 9/30/1999               9,692.81                    10,077.38
10/31/1999               9,870.38                    10,101.56
11/30/1999               9,867.89                    10,160.15
12/31/1999               9,941.76                    10,190.63
 1/31/2000               9,963.93                    10,191.65
 2/29/2000               9,997.06                    10,267.07
 3/31/2000              10,119.43                    10,416.96
 4/30/2000              10,169.70                    10,473.21
 5/31/2000              10,210.42                    10,557.00
 6/30/2000              10,285.74                    10,607.67
 7/31/2000              10,351.00                    10,684.05
 8/31/2000              10,356.01                    10,686.18
 9/30/2000              10,391.61                    10,778.08
10/31/2000              10,399.52                    10,865.39
11/30/2000              10,569.82                    11,057.70
12/31/2000              10,772.60                    11,180.44
 1/31/2001              10,918.56                    11,313.03
 2/28/2001              11,018.98                    11,410.23
 3/31/2001              11,145.70                    11,496.35
 4/30/2001              11,051.21                    11,418.45
 5/31/2001              11,115.44                    11,477.82
 6/30/2001              11,173.67                    11,540.95
 7/31/2001              11,321.65                    11,645.97
 8/31/2001              11,425.35                    11,743.80
 9/30/2001              11,433.06                    11,791.95
10/31/2001              11,755.79                    12,007.74
11/30/2001              11,648.52                    11,956.11
12/31/2001              11,590.58                    11,856.87
 1/31/2002              11,670.75                    11,869.92
 2/28/2002              11,704.90                    11,880.60
 3/31/2002              11,672.46                    11,820.01
 4/30/2002              11,782.72                    11,915.75
 5/31/2002              11,775.78                    11,931.11
 6/30/2002              11,962.34                    12,085.16
 7/31/2002              12,045.29                    12,202.38
 8/31/2002              12,157.83                    12,348.81
 9/30/2002              12,285.06                    12,489.59
10/31/2002              12,300.77                    12,484.38
11/30/2002              12,375.76                    12,507.36
12/31/2002              12,539.79                    12,687.47
 1/31/2003              12,699.00                    12,786.89
 2/28/2003              12,846.78                    12,874.69
 3/31/2003              12,773.85                    12,858.79
 4/30/2003              12,829.01                    12,887.55
 5/31/2003              13,003.10                    13,092.10
 6/30/2003              12,964.07                    13,024.27
 7/31/2003              12,799.86                    12,879.68
 8/31/2003              12,699.33                    12,786.83
 9/30/2003              12,816.46                    12,927.29
10/31/2003              12,692.54                    12,806.59
11/30/2003              12,683.54                    12,818.25
12/31/2003              12,823.09                    12,938.28
 1/31/2004              12,863.55                    12,996.31
 2/29/2004              12,976.99                    13,120.35
 3/31/2004              13,002.94                    13,155.62
 4/30/2004              12,972.67                    13,052.64
 5/31/2004              12,954.83                    13,030.50
 6/30/2004              12,931.58                    13,014.31
 7/31/2004              12,978.33                    13,066.57
 8/31/2004              13,127.84                    13,251.36
 9/30/2004              13,174.35                    13,327.05
10/31/2004              13,262.28                    13,411.69
11/30/2004              13,453.55                    13,528.04
12/31/2004              13,536.47                    13,611.94

à$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2004

		1 Year	5 Years*	Since Inception*
	Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class (Inception 02/16/99)	5.56%	6.37%	5.25%
- - - - - - -	JPMorgan GBI Global Ex-U.S. Index Hedged in USD**	5.21%	5.96%	—
	* Annualized. All Portfolio returns are net of fees and expenses.
	** The Index name has changed, however the historical performance and statistics of the Index did not change.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

COUNTRY ALLOCATION‡

Short-Term Instruments	22.9%
Germany	21.3%
United States	18.8%
Italy	10.5%
United Kingdom	8.2%
Japan	7.5%
Spain	4.1%
Other	6.7%

‡% of Total Investments as of December 31, 2004

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,046.80	$1,020.61
Expenses Paid During Period†	$4.63	$4.57

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

•	The Portfolio’s Administrative Class shares returned 5.56% for the 12-month period ended December 31, 2004, outperforming the 5.21% return of the JPMorgan GBI Global Ex-U.S. Index Hedged in USD for the same period.

•	An underweight to U.S. duration was a strong positive for performance, as short-term yields rose dramatically amid stronger growth and the commencement of the Federal Reserve’s rate hike process.

•	The Portfolio’s overweight position on Euroland duration relative to the Benchmark was a strong positive for relative performance; yields fell as the Euroland economy remained sluggish.

•	An underweight to Japanese government bonds (“JGB’s”) relative to the Benchmark was positive for performance. JGB’s underperformed as longer-term yields rose on improving growth prospects, and low coupons provided little income return.

•	Modest currency exposure relative to the Benchmark strongly benefited performance; twin deficit concerns dragged the U.S. dollar lower versus most major currencies.

•	Investments in real return bonds added value; TIPS outperformed nominal bonds by a wide margin as real yields fell.

December 31, 2004	Annual Report	3

Financial Highlights

Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class)

Selected Per Share Data for the Year Ended:	12/31/2004	12/31/2003		12/31/2002		12/31/2001		12/31/2000

Net asset value beginning of period	$10.03	$10.07		$9.69		$9.40		$9.42
Net investment income* (a)	0.23	0.26		0.36		0.42		0.51
Net realized/unrealized gain (loss) on investments* (a)	0.33	(0.03)		0.42		0.28		0.25
Total income from investment operations	0.56	0.23		0.78		0.70		0.76
Dividends from net investment income	(0.21)	(0.27)		(0.36)		(0.41)		(0.52)
Distributions from net realized capital gains	(0.23)	0.00		(0.04)		0.00		(0.26)
Total distributions	(0.44)	(0.27)		(0.40)		(0.41)		(0.78)
Net asset value end of year	$10.15	$10.03		$10.07		$9.69		$9.40
Total return	5.56%	2.26%		8.19%		7.59%		8.36%
Net assets end of year (000s)	$38,141	$32,355		$16,776		$4,856		$924
Ratio of net expenses to average net assets	0.90%	0.93	%(b)	0.93	%(b)(d)	0.90	%(c)	0.90%
Ratio of net investment income to average net assets*	2.26%	2.53%		3.67%		4.43%		5.41%
Portfolio turnover rate	515%	600%		321%		285%		306%

*	As a result of a change in generally accepted accounting principles, the Portfolio has reclassified periodic payments made or received for certain derivative instruments, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. The effects of these reclassifications are noted in the Notes to Financials.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expense to average net assets excluding interest expense is 0.90%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.91%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.94%.

4	Annual Report	December 31, 2004	See accompanying notes

Statement of Assets and Liabilities

Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2004

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$48,470
Cash	1
Foreign currency, at value	615
Receivable for investments sold	12
Receivable for investments sold on delayed delivery basis	4,802
Unrealized appreciation on forward foreign currency contracts	47
Receivable for Portfolio shares sold	42
Interest and dividends receivable	628
Variation margin receivable	38
Swap premiums paid	159
Unrealized appreciation on swap agreements	62
54,876

Liabilities:

Payable for investments purchased	$1,234
Payable for investments purchased on delayed delivery basis	9,112
Unrealized depreciation on forward foreign currency contracts	311
Payable for short sale	4,841
Written options outstanding	81
Payable for Portfolio shares redeemed	175
Accrued investment advisory fee	8
Accrued administration fee	17
Accrued servicing fee	4
Swap premiums received	256
Unrealized depreciation on swap agreements	683
16,722

Net Assets	$38,154

Net Assets Consist of:

Paid in capital	$37,509
(Overdistributed) net investment income	(1,704)
Accumulated undistributed net realized (loss)	(187)
Net unrealized appreciation	2,536
$38,154

Net Assets:

Institutional Class	$13
Administrative Class	38,141

Shares Issued and Outstanding:

Institutional Class	1
Administrative Class	3,756

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.15
Administrative Class	10.15

Cost of Investments Owned	$45,065
Cost of Foreign Currency Held	$608

See accompanying notes	December 31, 2004	Annual Report	5

Statement of Operations

Foreign Bond Portfolio (U.S. Dollar-Hedged)

Amounts in thousands
Year Ended December 31, 2004
Investment Income:

Interest	$1,070
Dividends	6
Miscellaneous income	2
Total Income	1,078

Expenses:

Investment advisory fees	85
Administration fees	171
Servicing fees - Administrative Class	51
Trustees’ fees	1
Total Expenses	308

Net Investment Income	770

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	113
Net realized gain on futures contracts, options, and swaps	773
Net realized (loss) on foreign currency transactions	(561)
Net change in unrealized appreciation on investments	771
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(334)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	368
Net Gain	1,130

Net Increase in Net Assets Resulting from Operations	$1,900

6	Annual Report	December 31, 2004	See accompanying notes

Statements of Changes in Net Assets

Foreign Bond Portfolio (U.S. Dollar-Hedged)

Amounts in thousands
	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$770	$687
Net realized gain (loss)	325	(492)
Net change in unrealized appreciation	805	99
Net increase resulting from operations	1,900	294

Distributions to Shareholders:

From net investment income
Institutional Class	0	0
Administrative Class	(696)	(709)

From net realized capital gains
Institutional Class	0	0
Administrative Class	(812)	0

Total Distributions	(1,508)	(709)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	0	0
Administrative Class	10,884	21,710

Issued as reinvestment of distributions
Institutional Class	1	0
Administrative Class	1,507	709

Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(6,998)	(6,424)
Net increase resulting from Portfolio share transactions	5,394	15,995

Total Increase in Net Assets	5,786	15,580

Net Assets:

Beginning of period	32,368	16,788
End of period*	$38,154	$32,368

*Including (overdistributed) net investment income of:	$(1,704)	$(1,540)

See accompanying notes	December 31, 2004	Annual Report	7

Schedule of Investments

Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2004

Principal
Amount	Value
(000s)	(000s)

AUSTRALIA 0.1%

Crusade Global Trust
2.606% due 02/15/2030 (a)		$8	$8
Medallion Trust
2.290% due 07/12/2031 (a)		23	23

Total Australia (Cost $31)			31

AUSTRIA (i) 1.6%

Republic of Austria
5.250% due 01/04/2011	EC	300	453
3.800% due 10/20/2013		100	138

Total Austria (Cost $446)			591

BRAZIL 1.3%

Republic of Brazil
3.063% due 04/15/2006 (a)		$24	24
3.125% due 04/15/2009 (a)		15	15
7.720% due 06/29/2009 (a)		100	118
8.000% due 04/15/2014		334	344

Total Brazil (Cost $495)			501

CANADA (i) 0.9%

Commonwealth of Canada
6.000% due 06/01/2008	C$	100	90
5.500% due 06/01/2009		100	90
5.500% due 06/01/2010		200	180

Total Canada (Cost $278)			360

CAYMAN ISLANDS (i) 1.6%

Pylon Ltd.
3.675% due 12/18/2008 (a)	EC	250	352
Vita Capital Ltd.
3.900% due 01/01/2007 (a)		$250	251

Total Cayman Islands (Cost $554)			603

DENMARK (i) 0.1%

Nykredit Konvertible
6.000% due 10/01/2029	DK	264	50

Total Denmark (Cost $29)			50

FRANCE (i) 0.8%

Republic of France
4.000% due 04/25/2009	EC	80	113
4.000% due 10/25/2009		30	43
5.500% due 04/25/2010		110	167

Total France (Cost $201)			323

GERMANY (i) 27.1%

KFW International Finance, Inc.
3.500% due 11/15/2005	EC	100	137
Landesbank Baden-Wuerttemberg AG
5.500% due 04/02/2007		30	43
Republic of Germany
4.500% due 07/04/2009		10	14
5.250% due 07/04/2010		300	451
5.250% due 01/04/2011		300	453
5.000% due 01/04/2012		100	150

5.000% due 07/04/2012	EC	1,800	$2,700
4.500% due 01/04/2013		80	116
4.250% due 01/04/2014		700	999
6.250% due 01/04/2024		600	1,043
6.500% due 07/04/2027		590	1,067
5.625% due 01/04/2028		1,800	2,944
4.750% due 07/04/2028		30	44
5.500% due 01/04/2031		100	162

Total Germany (Cost $8,536)			10,323

ITALY (i) 13.4%

First Italian Auto Transaction
2.429% due 07/12/2008 (a)		EC12	15
Republic of Italy
6.750% due 07/01/2007		180	269
3.500% due 01/15/2008		2,700	3,756
4.500% due 05/01/2009		360	520
4.250% due 11/01/2009		60	86
5.500% due 11/01/2010		110	168
Seashell Securities PLC
2.737% due 10/25/2028 (a)		136	180
Telecom Italia SpA
5.625% due 02/01/2007 (a)		70	100

Total Italy (Cost $4,886)			5,094

JAPAN (i) 9.5%

Government of Japan
0.300% due 12/20/2007	JY	50,000	489
0.700% due 09/20/2008		10,000	99
1.500% due 12/20/2011		167,000	1,690
1.600% due 09/20/2013		90,000	903
2.400% due 06/20/2024		34,000	353
Japan Finance Corp. for Municipal Enterprises
5.875% due 03/14/2011		$80	87

Total Japan (Cost $3,309)			3,621

MEXICO 0.2%

Petroleos Mexicanos
8.850% due 09/15/2007		$20	23
9.375% due 12/02/2008		30	35

Total Mexico (Cost $49)			58

NETHERLANDS (i) 0.7%

Kingdom of Netherlands
6.000% due 01/15/2006	EC	200	282

Total Netherlands (Cost $190)			282

NEW ZEALAND (i) 0.2%

Commonwealth of New Zealand
4.500% due 02/15/2016 (b)	N$	86	80

Total New Zealand (Cost $47)			80

PERU 0.3%

Republic of Peru
9.125% due 02/21/2012		$100	117

Total Peru (Cost $117)			117

RUSSIA 0.4%

Russian Federation
8.750% due 07/24/2005	$90	$93
10.000% due 06/26/2007	60	68

Total Russia (Cost $161)		161

SOUTH AFRICA 0.3%

Republic of South Africa
8.375% due 10/17/2006		$105	114

Total South Africa (Cost $115)			114

SPAIN (i) 5.2%

Kingdom of Spain
4.950% due 07/30/2005	EC	30	41
5.150% due 07/30/2009		1,210	1,795
4.000% due 01/31/2010		100	142

Total Spain (Cost $1,596)			1,978

UNITED KINGDOM (i) 10.4%

Haus Ltd.
2.466% due 12/14/2037 (a)	EC	67	90
Lloyds TSB Bank PLC
5.625% due 07/15/2049 (a)		40	59
2.587% due 11/29/2049 (a)		$100	89
United Kingdom Gilt
5.000% due 03/07/2008	BP	300	585
4.000% due 03/07/2009		200	377
5.000% due 03/07/2012		600	1,187
5.000% due 09/07/2014		500	995
4.750% due 09/07/2015		300	586

Total United Kingdom (Cost $3,937)			3,968

UNITED STATES (i) 23.8%
Asset-Backed Securities 3.2%
Ameriquest Mortgage Securities, Inc.
2.827% due 03/25/2033 (a)		$25	25
2.527% due 05/25/2034 (a)		32	32
Amortizing Residential Collateral Trust
2.767% due 10/25/2031 (a)		8	8
2.707% due 07/25/2032 (a)		10	10
AMRESCO Residential Securities Corp. Mortgage Loan Trust
3.357% due 06/25/2029 (a)		3	3
Argent Securities, Inc.
2.527% due 04/25/2034 (a)		46	46
CDC Mortgage Capital Trust
2.537% due 07/26/2034 (a)		56	56
Citifinancial Mortgage Securities, Inc.
2.727% due 05/25/2033 (a)		43	43
Countrywide Asset-Backed Certificates
2.587% due 12/25/2018 (a)		25	25
2.570% due 10/25/2023 (a)		100	100
CS First Boston Mortgage Securities Corp.
2.727% due 01/25/2032 (a)		6	6
First Alliance Mortgage Loan Trust
2.640% due 12/20/2027 (a)		5	5
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.820% due 02/25/2034 (a)		140	140
Home Equity Asset Trust
2.827% due 03/25/2033 a		7	7
2.587% due 08/25/2033 (a)		16	16

8	Annual Report	December 31, 2004	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

2.567% due 08/25/2034 (a)		$70	$70
Household Mortgage Loan Trust
2.710% due 05/20/2032 (a)		22	22
Irwin Home Equity Loan Trust
2.938% due 06/25/2028 (a)		21	21
Long Beach Mortgage Loan Trust
2.737% due 06/25/2033 (a)		30	30
2.737% due 07/25/2033 (a)		18	18
Morgan Stanley Asset-Backed Securities Capital I, Inc.
2.567% due 10/25/2034 (a)		99	99
Morgan Stanley Dean Witter Capital I, Inc.
2.747% due 07/25/2032 (a)		8	8
New Century Home Equity Loan Trust
2.587% due 11/25/2033 (a)		17	17
Novastar Home Equity Loan
2.692% due 04/25/2028 (a)		8	8
2.697% due 01/25/2031 (a)		5	5
Providian Home Equity Loan Trust
2.707% due 06/25/2025 (a)		6	6
Quest Trust
2.741% due 06/25/2034 (a)		142	142
Residential Asset Mortgage Products, Inc.
2.757% due 09/25/2033 (a)		55	56
Residential Asset Securities Corp.
2.688% due 04/25/2032 (a)		33	34
2.667% due 07/25/2032 (a)		45	45
SLM Student Loan Trust
2.063% due 07/27/2009 (a)		100	100

			1,203

Corporate Bonds & Notes 1.9%
Ford Motor Credit Co.
7.500% due 03/15/2005		200	202
General Motors Acceptance Corp.
3.185% due 05/18/2006 (a)		100	100
J.P. Morgan Chase & Co., Inc.
6.773% due 02/15/2012 (a)		10	11
KFW International Finance, Inc.
1.750% due 03/23/2010	JY	11,000	114
Morgan Stanley Dean Witter Capital I, Inc.
1.900% due 04/15/2016 (a)		$190	190
Pacific Gas & Electric Co.
2.720% due 04/03/2006 (a)		76	76
UFJ Finance Aruba AEC
6.750% due 07/15/2013		40	45

			738

Mortgage-Backed Securities 5.4%
Bear Stearns Commercial Mortgage Securities, Inc.
2.617% due 05/14/2016 (a)		200	200
Commercial Mortgage Asset Trust
6.975% due 01/17/2032		100	115
Commercial Mortgage Pass-Through Certificates
2.582% due 11/15/2015 (a)		134	134
2.572% due 07/15/2015 (a)		154	154
Countrywide Home Loan Mortgage Pass Through Trust
2.747% due 02/25/2035 (a)		100	100
Countrywide Mortgage-Backed Securities, Inc.
1.000% due 01/31/2035		100	100
Credit-Based Asset Servicing & Securitization LLC
1.620% due 06/25/2032 (a)		24	24
CS First Boston Mortgage Securities Corp.
6.500% due 04/25/2033		32	33
1.083% due 08/25/2033 (a)		46	46
Fieldstone Mortgage Investment Corp.
2.707% due 01/25/2035 (a)		63	63
First Horizon Asset Securities, Inc.
7.000% due 05/25/2030		4	4
GMAC Commercial Mortgage Securities, Inc.
6.420% due 05/15/2035		100	108
Impac Secured Assets CMN Owner Trust
2.607% due 08/25/2034 (a)		140	140

Mellon Residential Funding Corp.
2.842% due 12/15/2030 (a)	$100	$100

Merrill Lynch Mortgage Investors, Inc.
2.782% due 03/15/2025 (a)	35	35
Sequoia Mortgage Trust
2.710% due 08/20/2032 (a)	66	66
Structured Asset Mortgage Investments, Inc.
2.760% due 03/19/2034 (a)	173	174
2.700% due 09/19/2032 (a)	174	174
2.740% due 09/19/2032 (a)	71	71
Structured Asset Securities Corp.
2.471% due 01/25/2033 (a)	13	13
Washington Mutual Mortgage Securities Corp.
5.160% due 10/25/2032 (a)	11	11
2.688% due 12/25/2027 (a)	134	134
3.181% due 02/27/2034 (a)	44	44
6.000% due 03/25/2017	7	7

		2,050

Municipal Bonds & Notes 1.1%
Chicago, Illinois Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033	100	102

Connecticut State General Obligation Bonds, Series 2001
5.500% due 12/15/2013	100	115

Lower Colorado River Authority Revenue Bonds, (FSA Insured), Series 2003
5.000% due 05/15/2023	100	105

Seattle, Washington Water System Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 09/01/2033	100	102

		424

	Shares
Preferred Security 0.6%
DG Funding Trust
3.360% due 12/29/2049 (a)	20	214

Preferred Stock 0.6%
Fannie Mae
7.000% due 12/31/2049 (a)	4,140	236

	Principal Amount (000s)
U.S. Government Agencies 7.4%
Fannie Mae
2.537% due 03/25/2034 (a)	$179	178
2.567% due 08/25/2034 (a)	184	184
2.767% due 01/25/2016 (a)	10	10
5.000% due 09/01/2018	167	169
5.000% due 12/01/2034 (a)	100	102
5.213% due 04/01/2033 (a)	40	41
5.500% due 11/01/2016-01/13/2035 (ac)	1,355	1,399
Freddie Mac
3.703% due 02/01/2029 (a)	52	54
6.530% due 11/26/2012	300	322
Government National Mortgage Association
3.375% due 04/20/2028-06/20/2030 (a)(c)	62	62
Tennessee Valley Authority
4.875% due 12/15/2016	300	317

		2,838

U.S. Treasury Obligations 3.6%
Treasury Inflation Protected Securities (b)
0.875% due 04/15/2010	202	200
3.500% due 01/15/2011	329	374
1.875% due 07/15/2013	104	107
2.000% due 07/15/2014	203	209
3.625% due 04/15/2028	118	155

U.S. Treasury Bond
7.875% due 02/15/2021	$100	$135
U.S. Treasury Note
4.875% due 02/15/2012	200	211

		1,391

Total United States (Cost $8,969)		9,094

PURCHASED CALL OPTIONS 0.0%
	Notional
	Amount
	(000s)

30-Year Interest Rate Swap (OTC)
Strike @ 5.750%* Exp. 04/27/2009	$200	17

Total Purchased Call Options (Cost $10)		17

PURCHASED PUT OPTIONS 0.0%
30-Year Interest Rate Swap (OTC)
Strike @ 6.250%** Exp. 04/27/2009	200	11
Euribor June Futures (OTC)
Strike @ 95.000 Exp. 06/12/2005	8,000	0
	# of Contracts
Eurodollar June Futures (CME)
Strike @ 94.750 Exp. 06/13/2005	4	0

Total Purchased Put Options (Cost $14)		11

SHORT-TERM INSTRUMENTS 29.1%
	Principal Amount (000s)
Commercial Paper 25.8%
Anz (Delaware), Inc.
2.015% due 02/14/2005	$300	299
2.420% due 03/16/2005	800	797
ASB Bank Ltd.
2.420% due 04/07/2005	600	596
Barclays U.S. Funding Corp.
2.125% due 02/03/2005	200	200
2.060% due 02/22/2005	800	797
2.365% due 03/07/2005	100	99
Danske Corp.
2.440% due 03/23/2005	1,000	994
Fannie Mae
2.210% due 02/16/2005	200	199
2.390% due 03/16/2005	400	398
2.430% due 03/23/2005	300	298
2.474% due 03/30/2005	700	696
General Electric Capital Corp.
2.040% due 02/04/2005	200	200
General Motors Acceptance Corp.
2.362% due 03/21/2005	100	99
HBOS Treasury Services PLC
2.130% due 02/02/2005	200	200
2.070% due 02/22/2005	500	499
2.420% due 03/15/2005	300	298
ING U.S. Funding LLC
2.110% due 02/01/2005	200	200
2.445% due 03/21/2005	600	597
2.400% due 04/05/2005	300	298
Rabobank USA Financial Corp.
2.170% due 01/03/2005	900	900
UBS Finance, Inc.
1.940% due 01/25/2005	200	200
2.030% due 02/22/2005	400	399

See accompanying notes	December 31, 2004	Annual Report	9

Schedule of Investments (Cont.)

Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2004

Principal
Amount	Value
(000s)	(000s)

UniCredit Delaware
1.985% due 01/31/2005	$600	$598

		9,861

Repurchase Agreement 1.1%
State Street Bank
1.900% due 01/03/2005	410	410

(Dated 12/31/2004. Collateralized by Freddie Mac 2.125% due 11/15/2005 valued at $418. Repurchase proceeds are $410.)

U.S. Treasury Bills 2.2%
2.197% due 03/03/2005-03/17/2005 (c)(d)(e)	825	822

Total Short-Term Instruments (Cost $11,095)		11,093

Total Investments (j) 127.0%		$48,470
(Cost $45,065)
Written Options (g) (0.2%)		(81)
(Premiums $114)
Other Assets and Liabilities (Net) (26.8%)		(10,235)

Net Assets 100.0%		$38,154

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Principal amount of security is adjusted for inflation.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Securities with an aggregate market value of $498 have been pledged as collateral for swap and swaption contracts at December 31, 2004.

(e) Securities with an aggregate market value of $324 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar June Long Futures	06/2005	8	$(7)
Euribor June Long Futures	06/2005	8	9
Euro-Bobl 5-Year Note Long Futures	03/2005	2	(1)
Euro-Bund 10-Year Note Long Futures	03/2005	40	22
Government of Japan 10-Year Note Long Futures	03/2005	4	13
U.S. Treasury 10-Year Note Long Futures	03/2005	40	41
U.S. Treasury 30-Year Bond Long Futures	03/2005	5	13
U.S. Treasury 5-Year Note Long Futures	03/2005	4	(1)

			$89

(f) Swap agreements outstanding at December 31, 2004:

Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Merrill Lynch & Co., Inc.	6-month BP-LIBOR	Receive	5.000%	03/15/2017	BP	200	$(2)
Morgan Stanley Dean Witter & Co.	6-month BP-LIBOR	Receive	5.000%	03/20/2018		300	(5)
Citibank N.A.	6-month EC-LIBOR	Receive	5.000%	06/18/2012	EC	200	(34)
Citibank N.A.	6-month EC-LIBOR	Receive	4.000%	12/15/2014		1,080	(104)
Goldman Sachs & Co.	6-month EC-LIBOR	Pay	4.000%	06/17/2010		200	6
Goldman Sachs & Co.	6-month EC-LIBOR	Pay	6.000%	03/20/2018		100	4
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Receive	5.000%	06/17/2012		100	(19)
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Receive	6.000%	03/15/2031		100	(41)
Morgan Stanley Dean Witter & Co.	6-month EC-LIBOR	Receive	6.000%	03/15/2031		100	(40)
UBS Warburg LLC	6-month EC-LIBOR	Receive	5.000%	12/15/2014		2,500	(285)
UBS Warburg LLC	6-month EC-LIBOR	Receive	4.000%	12/15/2014		200	(19)
UBS Warburg LLC	6-month EC-LIBOR	Pay	6.000%	03/20/2018		500	14
Goldman Sachs & Co.	3-month H$-HIBOR	Receive	5.753%	02/08/2006	H$	3,000	(23)
Goldman Sachs & Co.	3-month H$-HIBOR	Receive	4.235%	12/17/2008		7,100	(57)
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	2.020%	05/18/2010	JY	17,000	(11)
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	1.300%	09/21/2011		40,000	(8)
UBS Warburg LLC	6-month JY-LIBOR	Receive	0.800%	03/20/2012		50,000	(9)
Barclays Bank PLC	3-month SK-STIBOR	Pay	4.500%	06/17/2008	SK	2,500	14
J.P. Morgan Chase & Co.	3-month SK-STIBOR	Pay	4.500%	06/17/2008		600	3
Merrill Lynch & Co., Inc.	3-month SK-STIBOR	Pay	4.500%	06/17/2008		2,600	15
Bank of America	3-month USD LIBOR	Receive	5.000%	06/15/2015		$1,400	(6)
Bank of America	3-month USD LIBOR	Receive	6.000%	06/15/2025		500	2
Barclays Bank PLC	3-month USD LIBOR	Receive	6.000%	06/15/2025		1,000	4
Goldman Sachs & Co.	3-month USD LIBOR	Receive	5.000%	06/15/2015		900	(8)
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	4.000%	06/15/2010		2,000	(12)

							$(621)

10	Annual Report	December 31, 2004	See accompanying notes

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed rate	Expiration Date	Notional Amount	Unrealized Appreciation
Goldman Sachs & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.960%	01/28/2005	$100	$0

Total Return Swaps
Counterparty	Receive total return		Pay	Expiration Date	Notional Amount	Unrealized Appreciation
Citibank N.A.	Lehman Commercial Mortgage-Backed Securities Index		1-month USD-LIBOR less 0.350%	04/01/2005	$100	$0

(g) Premiums received on written options:
Name of Issuer		Exercise Price		Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Note March Futures		$115.000		02/18/2005	15	$9	$1

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%**	08/04/2005	1,000	$43	$75
Put - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%*	08/04/2005	1,000	43	2
Call - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	4.000	%**	09/23/2005	300	8	2
Put - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	6.000	%*	09/23/2005	300	11	1

						$105	$80

* The Portfolio will pay a floating rate based on 3-month USD-LIBOR.
** The Portfolio will receive a floating rate based on 3-month USD-LIBOR.

(h) Short sales open at December 31, 2004 were as follows:
Type		Coupon (%)		Maturity	Par	Value	Proceeds
U.S. Treasury Note		3.000		02/15/2009	$ 800	$786	$789
U.S. Treasury Note		5.500		05/15/2009	400	433	430
U.S. Treasury Note		4.375		08/15/2012	300	307	305
U.S. Treasury Note		3.875		02/15/2013	900	888	884
U.S. Treasury Note		3.625		05/15/2013	2,400	2,326	2,293
U.S. Treasury Note		4.250		08/15/2013	100	101	101

						$4,841	$4,802

(i) Forward foreign currency contracts outstanding at December 31, 2004:
Type	Currency	Principal Amount Covered by Contract		Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BP	112		01/2005	$ 0	$0	$0
Sell		107		01/2005	0	0	0
Buy	BR	36		01/2005	1	0	1
Buy		29		02/2005	1	0	1
Buy	C$	1,241		01/2005	28	0	28
Sell		1,614		01/2005	0	(30)	(30)
Buy	CP	7,296		02/2005	1	0	1
Sell	DK	327		03/2005	0	(1)	(1)
Buy	EC	204		01/2005	5	0	5
Sell		10,661		01/2005	0	(178)	(178)
Buy	H$	47		01/2005	0	0	0
Buy		38		03/2005	0	0	0

See accompanying notes	December 31, 2004	Annual Report	11

Schedule of Investments (Cont.)

Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2004

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	JY	17,391	01/2005	$4	$0	$4
Sell		320,477	01/2005	0	(101)	(101)
Buy	KW	6,966	01/2005	1	0	1
Buy		27,912	03/2005	1	0	1
Buy	MP	205	02/2005	1	0	1
Buy		68	03/2005	0	0	0
Sell	N$	87	02/2005	0	(1)	(1)
Buy	PN	58	02/2005	0	0	0
Buy	PZ	48	02/2005	1	0	1
Buy		15	03/2005	0	0	0
Buy	RR	201	01/2005	0	0	0
Buy		284	02/2005	0	0	0
Buy	S$	10	01/2005	0	0	0
Buy	SR	63	02/2005	1	0	1
Buy	SV	673	02/2005	2	0	2

				$47	$(311)	$(264)

(j) As of December 31, 2004, portfolio securities with aggregate market value of $1,018 were valued with reference to securities whose prices are more readily obtainable.

12	Annual Report	December 31, 2004	See accompanying notes

Notes to Financial Statements

December 31, 2004

1. Organization

The Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

December 31, 2004	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2004

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Currency symbols utilized throughout reports are defined as follows:

BP	-	British Pound
BR	-	Brazilian Real
C$	-	Canadian Dollar
CP	-	Chilean Peso
DK	-	Danish Krone
EC	-	Euro
H$	-	Hong Kong Dollar
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
N$	-	New Zealand Dollar
PN	-	Peruvian New Sol
PZ	-	Polish Zloty
RR	-	Russian Ruble
S$	-	Singapore Dollar
SK	-	Swedish Krona
SR	-	South African Rand
SV	-	Slovakian Koruna

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

14	Annual Report	December 31, 2004

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Short Sales. The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage their exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

December 31, 2004	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2004

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. There was no effect on the Portfolio’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period. Reclassification from net investment income to net realized gain/loss and net change in unrealized gain/loss in the Statement of Operations and Statement of Changes in Net Assets is as follows:

	12/31/2004	12/31/2003	12/31/2002	12/31/2001	12/31/2000
Net Investment Income Increase	$92,588	$26,213	$9,644	$15,532	$4,907
Net Realized Gain/Loss Increase (Decrease)	(78,429)	(14,876)	(5,571)	(25,783)	6,023
Net Change in Unrealized Gain/Loss Increase (Decrease)	(14,159)	(11,337)	(4,073)	10,251	(10,930)

The effect of the reclassification to the Financial Highlights is as follows:

	12/31/2004	12/31/2003	12/31/2002	12/31/2001	12/31/2000
Net Investment Income Increase	$0.03	$0.01	$0.01	$0.02	$0.00
Net Realized/Unrealized Gain (Loss) on Investments (Decrease)	(0.03)	(0.01)	(0.01)	(0.02)	0.00
Ratio of Net Investment Income to Average Net Assets Increase	0.27%	0.10%	0.10%	0.26%	0.03%

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.50%.

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ending December 31, 2004, each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets.

16	Annual Report	December 31, 2004

4. Purchases and Sales of Securities

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2004 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$85,593	$88,155	$88,188	$84,091

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2003	$141
Sales	52
Closing Buys	(20)
Expirations	(59)
Exercised	0
Balance at 12/31/2004	$114

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2004		Year Ended 12/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	0	$0	0	$0
Administrative Class	1,074	10,884	2,126	21,710

Issued as reinvestment of distributions

Institutional Class	0	1	0	0
Administrative Class	149	1,507	70	709

Cost of shares redeemed

Institutional Class	0	0	0	0
Administrative Class	(693)	(6,998)	(635)	(6,424)

Net increase resulting from Portfolio share transactions	530	$5,394	1,561	$15,995

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	100	*
Administrative Class	4	97

*	Allianz Global Investors of America L.P., a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

December 31, 2004	Annual Report	17

Notes to Financial Statements (Cont.)

December 31, 2004

7. Federal Income Tax Matters

As of December 31, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral(2)
$ 650	$0	$ (2,730)	$0	$0	$(555)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, foreign currency transactions, swap contracts, amortization of swap premiums and tax straddle deferrals.

(2)	Capital losses realized during the period November 1, 2004 through December 31, 2004 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)
$ 45,190	$3,414	$ (134)	$3,280

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to tax straddle deferrals and wash sale loss deferrals for federal income tax purposes.

For the fiscal year ended December 31, 2004, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(4)	Long-Term Capital Gain Distributions	Return of Capital
$ 1,121	$387	$0

(4)	Includes short-term capital gains.

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”), PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust (in their capacity as Trustees of the PIMS or MMS Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all

18	Annual Report	December 31, 2004

been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

December 31, 2004	Annual Report	19

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2004:

Foreign Bond Portfolio (U.S. Dollar-Hedged)	1.78%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Foreign Bond Portfolio (U.S. Dollar-Hedged)	0.86%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

20	Annual Report	December 31, 2004

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Shareholders of the Foreign Bond Portfolio (U.S. Dollar-Hedged)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Foreign Bond Portfolio (U.S. Dollar- Hedged) (a portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2005

December 31, 2004	Annual Report	21

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (45) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

R. Wesley Burns* (45) President and Trustee	08/1997 to present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Managing Director, PIMCO.	79	None

Non-Interested Trustees

E. Philip Cannon (64) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series.	111	None

Vern O. Curtis (70) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	79	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (65) Trustee	05/2000 to present	Private Investor and Business Advisor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Director, Freedom Communications; Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	79	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	79	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an "interested person" of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

22	Annual Report	December 31, 2004

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (41)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (34) Chief Compliance Officer	07/2004 to present	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (60)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (41)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (59)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
Henrik P. Larsen (34)	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President
Michael J. Willemsen (44) Vice President	08/1997 to present (since 02/2002 as Vice President )	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (58)	08/1997 to present	Specialist, PIMCO.
Secretary
John P. Hardaway (47)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (35)	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.
Assistant Treasurer

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2004	Annual Report	23

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Portfolio’s voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling the Portfolio at 1-800-927-4648, visiting our website at http://www.pimco.com and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio is available by calling the Portfolio at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Portfolio’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling the Portfolio at 1-800-927-4648 or visiting our website at http://www.pimco.com. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

MONEY MARKET PORTFOLIO

ADMINISTRATIVE CLASS

ANNUAL REPORT

December 31, 2004

Contents
Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	3
Financial Highlights	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Schedule of Investments	8
Notes to Financial Statements	9
Report of Independent Registered Public Accounting Firm	13
Management of the Trust	14

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

All major fixed income sectors posted gains in fourth quarter 2004, capping a year in which bonds showed late strength. The 4.34% gain of the Lehman Brothers Aggregate Bond Index for the year came despite several major headwinds. These issues included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions when 2004 began that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004. The central bank raised the federal funds rate five times during the year for a total increase of 1.25%. The most recent move came on December 14, 2004 with an increase of 0.25%, leaving the federal funds rate at 2.25% at the end of the year. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on longer maturity Treasuries decreased in 2004. The yield on the benchmark ten-year Treasury ended the year at 4.22%, which was down 0.03% for the year. However, yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The relatively steep two- to ten-year portion of the yield curve flattened during the year. The difference between yields on securities maturing in two years versus ten years narrowed from 2.43% at the end of 2003 to 1.15% at the end of 2004.

On the following pages you will find a more complete review of the Portfolio as well as details about the total return investment performance for the one-year period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2005

December 31, 2004	Annual Report	1

Important Information About the Portfolio

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Portfolio does not apply to the stability of the Portfolio.

On the performance summary page in this annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example, which appears on the Portfolio’s individual page in this annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratio may vary period to period because of various factors such as increase in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and its counsel or litigation expense].

PIMCO Variable Insurance Trust is distributed by PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2004

Money Market Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2004

               Money Market               Citigroup 3-Month
              Portfolio Admin Class         Treasury Bill Index
              ---------------------         -------------------
9/30/1999       10,000.00                     10,000.00
10/31/1999       10,041.09                     10,040.80
11/30/1999       10,081.86                     10,081.37
12/31/1999       10,130.19                     10,124.41
1/31/2000       10,174.41                     10,168.86
2/29/2000       10,217.62                     10,212.18
3/31/2000       10,267.56                     10,260.07
4/30/2000       10,311.29                     10,308.19
5/31/2000       10,361.30                     10,358.60
6/30/2000       10,414.76                     10,407.18
7/31/2000       10,465.51                     10,457.55
8/31/2000       10,519.94                     10,509.32
9/30/2000       10,570.16                     10,561.55
10/31/2000       10,616.66                     10,616.89
11/30/2000       10,679.75                     10,671.14
12/31/2000       10,739.02                     10,727.27
1/31/2001       10,791.44                     10,782.63
2/28/2001       10,836.37                     10,829.21
3/31/2001       10,881.12                     10,876.96
4/30/2001       10,919.32                     10,918.73
5/31/2001       10,961.09                     10,958.69
6/30/2001       10,995.55                     10,993.87
7/31/2001       11,027.40                     11,028.39
8/31/2001       11,062.92                     11,061.92
9/30/2001       11,087.91                     11,093.67
10/31/2001       11,112.18                     11,122.73
11/30/2001       11,132.45                     11,146.42
12/31/2001       11,149.81                     11,165.93
1/31/2002       11,164.16                     11,183.35
2/28/2002       11,178.16                     11,198.33
3/31/2002       11,191.95                     11,214.80
4/30/2002       11,206.40                     11,230.95
5/31/2002       11,221.59                     11,247.68
6/30/2002       11,235.03                     11,263.42
7/31/2002       11,249.18                     11,279.87
8/31/2002       11,263.40                     11,296.22
9/30/2002       11,275.34                     11,311.81
10/31/2002       11,287.93                     11,327.54
11/30/2002       11,295.71                     11,342.04
12/31/2002       11,306.48                     11,355.65
1/31/2003       11,316.54                     11,368.02
2/28/2003       11,324.83                     11,378.48
3/31/2003       11,332.48                     11,389.97
4/30/2003       11,340.04                     11,400.80
5/31/2003       11,347.62                     11,411.85
6/30/2003       11,354.39                     11,422.24
7/31/2003       11,360.82                     11,432.18
8/31/2003       11,365.91                     11,441.55
9/30/2003       11,371.44                     11,450.25
10/31/2003       11,377.44                     11,459.52
11/30/2003       11,382.53                     11,468.46
12/31/2003       11,388.11                     11,477.64
1/31/2004       11,394.02                     11,486.70
2/29/2004       11,399.09                     11,495.09
3/31/2004       11,404.27                     11,504.17
4/30/2004       11,409.53                     11,513.03
5/31/2004       11,414.41                     11,522.35
6/30/2004       11,420.44                     11,531.80
7/31/2004       11,428.12                     11,542.76
8/31/2004       11,436.53                     11,555.22
9/30/2004       11,446.92                     11,568.97
10/31/2004       11,459.01                     11,584.48
11/30/2004       11,472.25                     11,600.93
12/31/2004       11,489.61                     11,620.07

à$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2004

		7-Day Yield	30-Day Yield	1 Year	Since Inception*
	Money Market Portfolio Administrative Class (09/30/99)	1.70%	1.69%	0.89%	2.68%
- - - - - - -	Citigroup 3-Month Treasury Bill Index	—	—	1.24%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

SECTOR BREAKDOWN‡

Commercial Paper	72.3%
Repurchase Agreement	16.8%
U.S. Treasury Bills	7.8%
Other	3.1%

‡% of Total Investments as of December 31, 2004

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,006.10	$1,022.62
Expenses Paid During Period†	$2.52	$2.54

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Money Market Portfolio seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations.

•	The Portfolio’s Administrative Class shares returned 0.89% for the 12-month period ended December 31, 2004, underperforming the 1.24% return of the Citigroup 3-Month Treasury Bill Index for the same period.

•	All major fixed income sectors posted gains during 2004, capping a year in which bonds showed unexpected strength. Bonds weathered a tightening cycle by the Federal Reserve in 2004; starting in June, the central bank raised rates five times for a total increase of 1.25%.

•	The Portfolio’s average duration was maintained at about one-month, providing for ample liquidity and limiting the price effects from increasing yields.

•	Holdings of top quality commercial paper and short-term corporate and agency securities offered relatively attractive yields and boosted performance, though they lagged like-maturity Treasuries.

•	U.S.-issued high quality (A1/P1) commercial paper was emphasized due to attractive yields, limited interest rate sensitivity, and low credit exposure.

•	The Portfolio used high quality U.S. agency and shorter-term, fixed and floating rate U.S. corporate bonds to boost portfolio income, while limiting credit risk.

•	Seven-day and thirty-day effective yields were 1.70% and 1.69%, respectively, on December 31, 2004. These yields are competitive with yields on similar duration portfolios.

December 31, 2004	Annual Report	3

Financial Highlights

Money Market Portfolio (Administrative Class)

Selected Per Share Data for the Year Ended:	12/31/2004	12/31/2003	12/31/2002	12/31/2001		12/31/2000

Net asset value beginning of period	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income (a)	0.01	0.01	0.01	0.04		0.06
Net realized/unrealized gain on investments (a)	0.00	0.00	0.00	0.00		0.00
Total income from investment operations	0.01	0.01	0.01	0.04		0.06
Dividends from net investment income	(0.01)	(0.01)	(0.01)	(0.04)		(0.06)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00		0.00
Total distributions	(0.01)	(0.01)	(0.01)	(0.04)		(0.06)
Net asset value end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total return	0.89%	0.72%	1.41%	3.83%		6.01%
Net assets end of year (000s)	$32,184	$27,032	$25,850	$12,860		$4,334
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.50	%(b)	0.50%
Ratio of net investment income to average net assets	0.91%	0.70%	1.41%	3.37%		5.88%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.51%.

4	Annual Report	December 31, 2004	See accompanying notes

Statement of Assets and Liabilities

Money Market Portfolio

December 31, 2004

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$32,012
Cash	1
Receivable for Portfolio shares sold	191
Interest and dividends receivable	8
32,212

Liabilities:

Payable for Portfolio shares redeemed	2
Accrued investment advisory fee	4
Accrued administration fee	6
Accrued servicing fee	4
16

Net Assets	$32,196

Net Assets Consist of:

Paid in capital	$32,196
Undistributed net investment income	3
Accumulated undistributed net realized (loss)	(3)
$32,196

Net Assets:

Institutional Class	$12
Administrative Class	32,184

Shares Issued and Outstanding:

Institutional Class	12
Administrative Class	32,184

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments Owned	$32,012

See accompanying notes	December 31, 2004	Annual Report	5

Statement of Operations

Money Market Portfolio

Amounts in thousands
Year Ended December 31, 2004
Investment Income:

Interest	$436
Total Income	436

Expenses:

Investment advisory fees	46
Administration fees	62
Servicing fees - Administrative Class	46
Interest expense	1
Total Expenses	155

Net Investment Income	281

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	0

Net Increase in Net Assets Resulting from Operations	$281

6	Annual Report	December 31, 2004	See accompanying notes

Statements of Changes in Net Assets

Money Market Portfolio

Amounts in thousands
	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$281	$198
Net realized gain	0	6
Net increase resulting from operations	281	204

Distributions to Shareholders:

From net investment income
Institutional Class	0	0
Administrative Class	(281)	(203)

Total Distributions	(281)	(203)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	1	0
Administrative Class	23,065	18,326

Issued as reinvestment of distributions
Institutional Class	0	0
Administrative Class	281	203

Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(18,194)	(17,348)
Net increase resulting from Portfolio share transactions	5,153	1,181

Total Increase in Net Assets	5,153	1,182

Net Assets:

Beginning of period	27,043	25,861
End of period*	$32,196	$27,043

*Including undistributed net investment income of:	$3	$3

See accompanying notes	December 31, 2004	Annual Report	7

Schedule of Investments

Money Market Portfolio

December 31, 2004

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 0.6%
Banking & Finance 0.6%
General Electric Capital Corp.
4.250% due 01/28/2005	$200	$200

Total Corporate Bonds & Notes (Cost $200)		200

SHORT-TERM INSTRUMENTS 98.8%
Certificates of Deposit 2.5%
Bank of America N.A.
2.030% due 02/04/2005	100	100
2.300% due 03/16/2005	700	700

		800

Commercial Paper 71.9%
ABN AMRO North America
1.945% due 01/31/2005	1,000	998
Anz (Delaware), Inc.
2.015% due 02/14/2005	1,000	998
Bank of Ireland
1.960% due 01/27/2005	800	799
2.280% due 02/11/2005	500	499
CBA (de) Finance
2.340% due 03/02/2005	300	299
Fannie Mae
1.989% due 01/26/2005	1,200	1,198
2.201% due 02/16/2005	1,000	997
2.210% due 02/16/2005	700	698
2.203% due 02/23/2005	700	698
2.230% due 02/23/2005	1,000	997
2.302% due 03/09/2005	500	498
Federal Home Loan Bank
1.959% due 01/21/2005	1,500	1,498
2.076% due 02/02/2005	500	499
2.200% due 02/18/2005	500	499
2.320% due 03/09/2005	1,000	996
2.340% due 03/11/2005	1,000	996
Fortis Funding LLC
2.000% due 01/21/2005	500	499
Freddie Mac
2.160% due 02/08/2005	1,000	998
2.242% due 03/14/2005	1,000	995
2.290% due 03/22/2005	1,000	995
2.280% due 04/05/2005	800	795
General Electric Capital Corp.
2.280% due 02/23/2005	500	498
HBOS Treasury Services PLC
2.420% due 03/15/2005	500	498
HSBC Bank USA
2.410% due 04/01/2005	600	600
ING U.S. Funding LLC
2.400% due 03/14/2005	600	597
Nordea North America, Inc.
1.920% due 01/25/2005	1,000	999
Shell Finance (UK) PLC
2.280% due 01/18/2005	500	499
UBS Finance, Inc.
2.030% due 02/22/2005	500	499
UniCredit Delaware
1.985% due 01/31/2005	1,000	998
Westpac Capital Corp.
2.460% due 04/11/2005	500	497

		23,134

Repurchase Agreements 16.7%
Lehman Brothers, Inc.
1.650% due 01/03/2005	$5,300	$5,300
(Dated 12/31/2004. Collateralized by Treasury Inflation Protected Securities 2.375% due 01/15/2025 valued at $5,516. Repurchase proceeds are $5,301.)
State Street Bank
1.900% due 01/03/2005	93	93
(Dated 12/31/2004. Collateralized by Freddie Mac 3.800% due 06/28/2007 valued at $95. Repurchase proceeds are $93.)

		5,393

U.S. Treasury Bills 7.7%
2.165% due 04/07/2005-04/28/2005 (a)	2,500	2,485

Total Short-Term Instruments (Cost $31,812)		31,812

Total Investments 99.4%		$32,012
(Cost $32,012)
Other Assets and Liabilities (Net) 0.6%		184

Net Assets 100.0%		$32,196

(a) Securities are grouped by coupon or range of coupons and represent a range of maturities.

8	Annual Report	December 31, 2004	See accompanying notes

Notes to Financial Statements

December 31, 2004

1. Organization

The Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities held by the Portfolio are valued at amortized cost, which approximates current market value.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.15%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.20%.

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and

December 31, 2004	Annual Report	9

Notes to Financial Statements (Cont.)

December 31, 2004

serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ending December 31, 2004, each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets.

4. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2004		Year Ended 12/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1	$1	0	$0
Administrative Class	23,065	23,065	18,326	18,326

Issued as reinvestment of distributions

Institutional Class	0	0	0	0
Administrative Class	281	281	203	203

Cost of shares redeemed

Institutional Class	0	0	0	0
Administrative Class	(18,194)	(18,194)	(17,348)	(17,348)

Net increase resulting from Portfolio share transactions	5,153	$5,153	1,181	$1,181

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	100	*
Administrative Class	1	96

*	Allianz Global Investors of America L.P., a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

10	Annual Report	December 31, 2004

5. Federal Income Tax Matters

As of December 31, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(1)	Post-October Deferral
$ 3	$0	$0	$0	$(3)	$0

(1)	Capital loss carryover expires in December 31, 2010.

As of December 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 32,012	$0	$0	$0

For the fiscal year ended December 31, 2004, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
$ 281	$0	$0

6. Subsequent Event

A special meeting of the shareholders of the TimesSquare VP Money Market Fund is scheduled to be held at 8:30 a.m., Eastern time, on March 29, 2005, to vote on the proposed merger of the TimesSquare VP Money Market Fund into the PIMCO Money Market Portfolio. The meeting will be held at 280 Trumbull Street, Hartford, CT 06103.

7. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”), PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust (in their capacity as Trustees of the PIMS or MMS Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds

December 31, 2004	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2004

or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

12	Annual Report	December 31, 2004

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Shareholders of the Money Market Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Money Market Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2005

December 31, 2004	Annual Report	13

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (45) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

R. Wesley Burns* (45) President and Trustee	08/1997 to present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Managing Director, PIMCO.	79	None

Non-Interested Trustees

E. Philip Cannon (64) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series.	111	None

Vern O. Curtis (70) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	79	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (65) Trustee	05/2000 to present	Private Investor and Business Advisor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Director, Freedom Communications; Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	79	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	79	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an "interested person" of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

14	Annual Report	December 31, 2004

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (41)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (34) Chief Compliance Officer	07/2004 to present	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (60)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (41)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (59)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
Henrik P. Larsen (34)	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President
Michael J. Willemsen (44) Vice President	08/1997 to present (since 02/2002 as Vice President )	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (58)	08/1997 to present	Specialist, PIMCO.
Secretary
John P. Hardaway (47)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (35)	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.
Assistant Treasurer

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2004	Annual Report	15

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Portfolio’s voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling the Portfolio at 1-800-927-4648, visiting our website at http://www.pimco.com and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio is available by calling the Portfolio at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Portfolio’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling the Portfolio at 1-800-927-4648 or visiting our website at http://www.pimco.com. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

TOTAL RETURN II PORTFOLIO

ADMINISTRATIVE CLASS

ANNUAL REPORT

December 31, 2004

Contents
Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	3
Financial Highlights	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Schedule of Investments	8
Notes to Financial Statements	10
Federal Income Tax Information	16
Report of Independent Registered Public Accounting Firm	17
Management of the Trust	18

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

All major fixed income sectors posted gains in fourth quarter 2004, capping a year in which bonds showed late strength. The 4.34% gain of the Lehman Brothers Aggregate Bond Index for the year came despite several major headwinds. These issues included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions when 2004 began that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004. The central bank raised the federal funds rate five times during the year for a total increase of 1.25%. The most recent move came on December 14, 2004 with an increase of 0.25%, leaving the federal funds rate at 2.25% at the end of the year. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on longer maturity Treasuries decreased in 2004. The yield on the benchmark ten-year Treasury ended the year at 4.22%, which was down 0.03% for the year. However, yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The relatively steep two- to ten-year portion of the yield curve flattened during the year. The difference between yields on securities maturing in two years versus ten years narrowed from 2.43% at the end of 2003 to 1.15% at the end of 2004.

On the following pages you will find a more complete review of the Portfolio as well as details about the total return investment performance for the one-year period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2005

December 31, 2004	Annual Report	1

Important Information About the Portfolio

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Portfolio does not apply to the stability of the Portfolio.

On the performance summary page in this annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example, which appears on the Portfolio’s individual page in this annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratio may vary period to period because of various factors such as increase in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and its counsel or litigation expense].

PIMCO Variable Insurance Trust is distributed by PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2004

Total Return Portfolio II

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2004

                Total Return Portfolio      Lehman Brothers Aggregate
                   II Admin. Class                  Bond Index
                ----------------------      -------------------------
 5/31/99             $10,000.00                    $10,000.00
 6/30/99              10,071.37                      9,968.14
 7/31/99              10,025.16                      9,925.70
 8/31/99              10,001.22                      9,920.75
 9/30/99              10,127.32                     10,035.83
10/31/99              10,134.21                     10,072.85
11/30/99              10,179.86                     10,072.13
12/31/99              10,140.91                     10,023.56
 1/31/00              10,115.40                      9,990.74
 2/29/00              10,223.83                     10,111.57
 3/31/00              10,434.63                     10,244.77
 4/30/00              10,452.38                     10,215.44
 5/31/00              10,436.44                     10,210.75
 6/30/00              10,626.71                     10,423.18
 7/31/00              10,696.81                     10,517.80
 8/31/00              10,869.00                     10,670.24
 9/30/00              10,883.16                     10,737.33
10/31/00              10,961.28                     10,808.38
11/30/00              11,192.80                     10,985.10
12/31/00              11,287.04                     11,188.88
 1/31/01              11,448.40                     11,371.86
 2/28/01              11,582.84                     11,470.92
 3/31/01              11,651.05                     11,528.51
 4/30/01              11,543.17                     11,480.61
 5/31/01              11,624.54                     11,549.96
 6/30/01              11,643.64                     11,593.54
 7/31/01              12,035.32                     11,852.73
 8/31/01              12,159.50                     11,988.54
 9/30/01              12,443.84                     12,128.18
10/31/01              12,698.02                     12,382.02
11/30/01              12,464.99                     12,211.29
12/31/01              12,383.99                     12,133.66
 1/31/02              12,552.55                     12,231.93
 2/28/02              12,676.95                     12,350.47
 3/31/02              12,491.03                     12,145.01
 4/30/02              12,690.45                     12,380.53
 5/31/02              12,692.51                     12,485.72
 6/30/02              12,688.90                     12,593.68
 7/31/02              12,668.38                     12,745.64
 8/31/02              12,950.52                     12,961.20
 9/30/02              13,067.76                     13,170.75
10/31/02              13,068.38                     13,110.76
11/30/02              13,148.24                     13,107.27
12/31/02              13,371.35                     13,378.02
 1/31/03              13,322.50                     13,389.44
 2/28/03              13,565.82                     13,574.70
 3/31/03              13,573.83                     13,564.24
 4/30/03              13,657.22                     13,676.17
 5/31/03              14,046.18                     13,931.16
 6/30/03              14,009.48                     13,903.49
 7/31/03              13,476.00                     13,436.10
 8/31/03              13,632.68                     13,525.22
 9/30/03              14,001.97                     13,883.22
10/31/03              13,896.78                     13,753.83
11/30/03              13,916.36                     13,786.72
12/31/03              14,041.80                     13,927.01
 1/31/04              14,138.21                     14,039.09
 2/29/04              14,300.80                     14,190.99
 3/31/04              14,416.73                     14,297.36
 4/30/04              14,057.86                     13,925.32
 5/31/04              14,025.45                     13,869.57
 6/30/04              14,092.70                     13,947.93
 7/31/04              14,241.00                     14,086.20
 8/31/04              14,501.62                     14,354.93
 9/30/04              14,547.92                     14,393.85
10/31/04              14,610.18                     14,514.54
11/30/04              14,467.43                     14,398.77
12/31/04              14,604.56                     14,531.28

à$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2004

		1 Year	5 Years*	Since Inception*
	Total Return Portfolio II Administrative Class (Inception 05/28/99)	4.01%	7.57%	7.00%
- - - - - - -	Lehman Brothers Aggregate Bond Index	4.34%	7.71%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

SECTOR BREAKDOWN‡

U.S. Government Agencies	45.6%
Short-Term Instruments	37.4%
U.S. Treasury Obligations	7.1%
Asset-Backed Securities	3.6%
Corporate Bonds & Notes	3.0%
Other	3.5%

‡% of Total Investments as of December 31, 2004

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,036.30	$1,021.87
Expenses Paid During Period†	$3.33	$3.30

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Total Return Portfolio II seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, with quality, U.S. issuer, and U.S. dollar-denominated security restrictions.

•	The Portfolio’s Administrative Class shares underperformed the Lehman Brothers Aggregate Bond Index for the 12-month period ended December 31, 2004, returning 4.01% versus 4.34% for the Index.

•	Below-Index duration in the U.S. was negative during the year, as U.S. rates fell slightly in the intermediate and long part of the yield curve.

•	Underweighting mortgages hurt returns as low volatility and strong bank demand supported these assets.

•	The Portfolio’s underweight to corporate bonds was negative for returns, as investors around the world were drawn to corporates for their extra yield.

•	Forward exposure to short maturity rates added value in 2004; these yields rose less than markets expected as the Federal Reserve began its tightening cycle.

•	A tactical allocation to real return bonds added value; TIPS outperformed nominals as real yields fell.

December 31, 2004	Annual Report	3

Financial Highlights

Total Return Portfolio II (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2004	12/31/2003	12/31/2002		12/31/2001		12/31/2000

Net asset value beginning of period	$10.31	$10.09	$10.12		$10.24		$9.82
Net investment income* (a)	0.17	0.17	0.38		0.48		0.61
Net realized/unrealized gain on investments* (a)	0.24	0.33	0.41		0.49		0.46
Total income from investment operations	0.41	0.50	0.79		0.97		1.07
Dividends from net investment income	(0.17)	(0.19)	(0.40)		(0.48)		(0.65)
Distributions from net realized capital gains	(0.24)	(0.09)	(0.42)		(0.61)		0.00
Total distributions	(0.41)	(0.28)	(0.82)		(1.09)		(0.65)
Net asset value end of year	$10.31	$10.31	$10.09		$10.12		$10.24
Total return	4.01%	5.01%	7.97%		9.72%		11.30%
Net assets end of year (000s)	$24,843	$17,474	$16,882		$2,403		$2,203
Ratio of net expenses to average net assets	0.65%	0.65%	0.66	%(c)	0.65	%(b)	0.65%
Ratio of net investment income to average net assets*	1.58%	1.62%	3.71%		4.55%		6.14%
Portfolio turnover rate	305%	863%	418%		606%		937%

*	As a result of a change in generally accepted accounting principles, the Portfolio has reclassified periodic payments made or received for certain derivative instruments, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. The effects of these reclassifications are noted in the Notes to Financials.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.66%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.65%.

4	Annual Report	December 31, 2004	See accompanying notes

Statement of Assets and Liabilities

Total Return Portfolio II

December 31, 2004

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$41,711
Cash	1
Receivable for investments sold on delayed delivery basis	103
Interest and dividends receivable	59
Variation margin receivable	18
Swap premiums paid	6
Unrealized appreciation on swap agreements	6
41,904

Liabilities:

Payable for investments purchased	$16,894
Payable for short sale	104
Written options outstanding	4
Accrued investment advisory fee	6
Accrued administration fee	6
Accrued servicing fee	3
Swap premiums received	25
Unrealized depreciation on swap agreements	2
17,044

Net Assets	$24,860

Net Assets Consist of:

Paid in capital	$24,568
Undistributed net investment income	158
Accumulated undistributed net realized gain	44
Net unrealized appreciation	90
$24,860

Net Assets:

Institutional Class	$17
Administrative Class	24,843

Shares Issued and Outstanding:

Institutional Class	2
Administrative Class	2,411

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.31
Administrative Class	10.31

Cost of Investments Owned	$41,674

See accompanying notes	December 31, 2004	Annual Report	5

Statement of Operations

Total Return Portfolio II

Amounts in thousands
Year Ended December 31, 2004
Investment Income:

Interest	$427
Dividends	3
Total Income	430

Expenses:

Investment advisory fees	48
Administration fees	48
Servicing fees - Administrative Class	29
Total Expenses	125

Net Investment Income	305

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	158
Net realized gain on futures contracts, options, and swaps	383
Net change in unrealized (depreciation) on investments	(84)
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(45)
Net Gain	412

Net Increase in Net Assets Resulting from Operations	$717

6	Annual Report	December 31, 2004	See accompanying notes

Statements of Changes in Net Assets

Total Return Portfolio II

Amounts in thousands
	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$305	$280
Net realized gain	541	358
Net change in unrealized appreciation (depreciation)	(129)	213
Net increase resulting from operations	717	851

Distributions to Shareholders:

From net investment income
Institutional Class	(1)	(2)
Administrative Class	(328)	(323)

From net realized capital gains
Institutional Class	0	0
Administrative Class	(550)	(150)

Total Distributions	(879)	(475)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	495	0
Administrative Class	8,218	0

Issued as reinvestment of distributions
Institutional Class	1	2
Administrative Class	877	473

Cost of shares redeemed
Institutional Class	(499)	(1,200)
Administrative Class	(1,560)	(260)
Net increase (decrease) resulting from Portfolio share transactions	7,532	(985)

Total Increase (Decrease) in Net Assets	7,370	(609)

Net Assets:

Beginning of period	17,490	18,099
End of period*	$24,860	$17,490

*Including undistributed net investment income of:	$158	$248

See accompanying notes	December 31, 2004	Annual Report	7

Schedule of Investments

Total Return Portfolio II

December 31, 2004

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 5.0%
Banking & Finance 3.1%
CIT Group, Inc.
3.630% due 01/31/2005 (a)	$100	$100
Ford Motor Credit Co.
2.490% due 07/07/2005 (a)	195	195
2.510% due 07/18/2005 (a)	100	100
General Motors Acceptance Corp.
4.230% due 05/19/2005 (a)	130	131
3.329% due 10/20/2005 (a)	100	100
UBS Preferred Funding Trust I
8.622% due 10/29/2049 (a)	100	120
Verizon Wireless Capital LLC
2.415% due 05/23/2005 (a)	30	30

		776

Industrials 1.2%
DaimlerChrysler North America Holding Corp.
7.400% due 01/20/2005	100	100
3.349% due 09/26/2005 (a)	100	101
2.960% due 05/24/2006 (a)	50	50
El Paso Corp.
6.750% due 05/15/2009	50	51

		302

Utilities 0.7%
AEP Texas Central Co.
3.540% due 02/15/2005 (a)	10	10
Appalachian Power Co.
4.800% due 06/15/2005	20	20
Pacific Gas & Electric Co.
2.720% due 04/03/2006 (a)	137	137

		167

Total Corporate Bonds & Notes (Cost $1,221)		1,245

MUNICIPAL BONDS & NOTES 1.5%

California State Polytechnic University
Revenue Bonds, Series 1972	100	111
5.250% due 01/01/2010

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
4.375% due 06/01/2019	70	70

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
6.750% due 06/01/2039	100	100

New Jersey Transportation Trust Fund Revenue Bonds, Series 2003
5.000% due 06/15/2013	50	55

New York State Environmental Facilities Corporate Revenue Bonds, Series 2002
8.020% due 06/15/2023 (a)	25	28

University of Texas Revenue Bonds, Series 2003
5.000% due 08/15/2033	20	20

Total Municipal Bonds & Notes (Cost $374)		384

U.S. GOVERNMENT AGENCIES 76.5%

Fannie Mae
2.537% due 03/25/2034 (a)	89	89
2.580% due 04/01/2005	100	99
3.500% due 03/25/2009	141	142
4.802% due 12/01/2036 (a)	49	50
5.000% due 06/01/2018-03/01/2034 (c)	16,289	16,536
5.063% due 09/01/2034 (a)	49	49
5.500% due 10/01/2017-01/13/2035 (c)	1,631	1,658
6.000% due 07/01/2016-07/25/2024 (c)	202	209

Freddie Mac
3.667% due 07/01/2027 (a)	$6	$7
4.238% due 01/01/2028 (a)	6	7
5.000% due 10/01/2018	80	81
5.500% due 03/15/2015-08/15/2030 (c)	17	17
6.000% due 09/01/2016	18	18
Government National Mortgage Association
2.910% due 09/20/2030 (a)	7	7
3.375% due 02/20/2027-05/20/2030 (a)(c)	40	41

Total U.S. Government Agencies (Cost $18,946)		19,010

U.S. TREASURY OBLIGATIONS 11.9%

Treasury Inflation Protected Securities (b)
3.375% due 01/15/2007 (d)	120	127
3.875% due 01/15/2009	466	522
4.250% due 01/15/2010	113	132
0.875% due 04/15/2010	1,310	1,298
3.000% due 07/15/2012	425	474
2.000% due 07/15/2014	203	209
U.S. Treasury Note
2.500% due 09/30/2006	200	198

Total U.S. Treasury Obligations (Cost $2,937)		2,960

MORTGAGE-BACKED SECURITIES 3.2%

Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	48	49
6.500% due 02/25/2033	10	10
Bear Stearns Adjustable Rate Mortgage Trust
5.112% due 03/25/2033 (a)	29	29
4.778% due 12/25/2033 (a)	62	62
Countrywide Home Loans, Inc.
5.613% due 03/19/2032 (a)	2	2
CS First Boston Mortgage Securities Corp.
6.134% due 04/25/2032 (a)	0	1
5.082% due 06/25/2032 (a)	12	12
6.269% due 06/25/2032 (a)	7	7
2.361% due 08/25/2033 (a)	14	14
GSR Mortgage Loan Trust
6.000% due 03/25/2032	11	11
Impac CMB Trust
2.817% due 07/25/2033 (a)	65	65
MASTR Adjustable Rate Mortgages Trust
3.787% due 12/21/2034	148	148
MASTR Asset Securitization Trust
5.500% due 09/25/2033	58	58
Merrill Lynch Mortgage Investors, Inc.
3.720% due 01/25/2029 (a)	85	87
Prime Mortgage Trust
2.817% due 02/25/2034 (a)	52	52
Residential Funding Mortgage Securities I, Inc.
5.587% due 09/25/2032 (a)	2	2
Structured Asset Mortgage Investments, Inc.
2.740% due 09/19/2032 (a)	7	7
Structured Asset Securities Corp.
6.150% due 07/25/2032 (a)	2	2
Washington Mutual Mortgage Securities Corp.
3.181% due 02/27/2034 (a)	30	30
2.994% due 08/25/2042 (a)	152	153

Total Mortgage-Backed Securities (Cost $801)		801

ASSET-BACKED SECURITIES 6.0%

Accredited Mortgage Loan Trust
2.567% due 01/25/2035 (a)	98	98
Amortizing Residential Collateral Trust
2.688% due 06/25/2032 (a)	9	9

Asset-Backed Securities Corp. Home Equity Loan Trust
2.530% due 12/25/2034 (a)	$100	$100
Capital Auto Receivables Asset Trust
2.452% due 01/16/2006 (a)	48	48
CIT Group Home Equity Loan Trust
2.687% due 06/25/2033 (a)	6	6
Countrywide Asset-Backed Certificates
2.587% due 12/25/2018 (a)	76	76
2.607% due 10/25/2021 (a)	78	78
2.567% due 12/25/2034 (a)	89	89
CS First Boston Mortgage Securities Corp.
2.727% due 01/25/2032 (a)	12	12
Equity One ABS, Inc.
2.697% due 11/25/2032 (a)	11	11
Fremont Home Loan Trust
2.567% due 07/25/2034 (a)	87	87
GSAMP Trust
2.580% due 06/20/2033 (a)	54	54
HFC Home Equity Loan Asset-Backed Certificates
2.760% due 10/20/2032 (a)	34	34
Home Equity Mortgage Trust
2.567% due 12/25/2034 (a)	75	75
Household Mortgage Loan Trust
2.710% due 05/20/2032 (a)	2	2
Impac CMB Trust
2.667% due 01/25/2034 (a)	77	77
Irwin Home Equity Loan Trust
2.707% due 06/25/2029 (a)	1	1
Morgan Stanley Asset-Backed Securities Capital I, Inc.
2.577% due 01/25/2034 (a)	40	40
Morgan Stanley Dean Witter Capital I, Inc.
2.747% due 07/25/2032 (a)	2	2
Nelnet Student Loan Trust
2.017% due 04/25/2011 (a)	100	100
Park Place Securities, Inc.
2.617% due 08/25/2034 (a)	81	81
2.577% due 02/25/2035 (a)	99	99
Residential Asset Mortgage Products, Inc.
2.557% due 04/25/2026 (a)	180	180
Structured Asset Investment Loan Trust
2.587% due 10/25/2033 (a)	66	66
Terwin Mortgage Trust
2.547% due 09/25/2034 (a)	71	71

Total Asset-Backed Securities (Cost $1,496)		1,496

PURCHASED PUT OPTIONS 0.0%
	# of Contracts

Eurodollar June Futures (CME)
Strike @ 95.000 Exp. 06/13/2005	9	0
Strike @ 91.000 Exp. 06/13/2005	16	0

Total Purchased Put Options (Cost $0)		0

PREFERRED SECURITY 0.5%
	Shares

DG Funding Trust
3.360% due 12/29/2049 (a)	11	118

Total Preferred Security (Cost $116)		118

PREFERRED STOCK 0.5%

Fannie Mae
7.000% due 12/31/2049 (a)	2,000	114

Total Preferred Stock (Cost $100)		114

8	Annual Report	December 31, 2004	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

SHORT-TERM INSTRUMENTS 62.7%
Certificates of Deposit 8.0%
Bank of America, N.A.
2.030% due 02/04/2005	$100	$100
2.260% due 03/09/2005	500	500
Citibank, N.A.
2.275% due 02/18/2005	600	600
HSBC Bank USA
2.335% due 02/23/2005	400	400
Nordea Bank Finland PLC
2.355% due 03/07/2005	400	400

		2,000

Commercial Paper 51.9%
Fannie Mae
1.150% due 01/03/2005	1,100	1,100
2.044% due 02/04/2005	200	200
2.221% due 02/23/2005	600	598
2.248% due 03/02/2005	600	598
2.299% due 03/02/2005	400	398
2.302% due 03/09/2005	200	199
2.319% due 03/09/2005	200	199
2.430% due 03/23/2005	100	99
2.390% due 04/15/2005	200	198
Federal Home Loan Bank
2.100% due 01/03/2005	3,200	3,200
1.930% due 01/14/2005	200	200
1.934% due 01/14/2005	600	600
1.955% due 01/14/2005	700	700
1.969% due 01/19/2005	500	499
2.277% due 03/02/2005	200	199
2.340% due 03/11/2005	200	199
Freddie Mac
1.919% due 01/04/2005	200	200
1.935% due 01/04/2005	600	600

1.940% due 01/04/2005	$300	$300
1.926% due 01/11/2005	100	100
1.928% due 01/11/2005	200	200
1.960% due 01/11/2005	100	100
2.190% due 02/15/2005	400	399
2.255% due 02/22/2005	100	100
2.110% due 03/01/2005	400	399
General Electric Capital Corp.
1.920% due 01/03/2005	300	300
2.280% due 02/23/2005	400	399
General Motors Acceptance Corp.
2.535% due 04/05/2005	10	10
Pfizer, Inc.
2.240% due 03/18/2005	600	597

		12,890

Repurchase Agreement 1.8%
State Street Bank
1.900% due 01/03/2005	454	454

(Dated 12/31/2004. Collateralized by Freddie Mac 2.125% due 11/15/2005 valued at $463. Repurchase proceeds are $454.)
U.S. Treasury Bills 1.0%
2.201% due 03/03/2005-03/17/2005 (c)(d)	240	239

Total Short-Term Instruments		15,583
(Cost $15,683)

Total Investments (h) 167.8%		$41,711
(Cost $41,674)
Written Options (f) (0.0%)		(4)
(Premiums $8)
Other Assets and Liabilities (Net) (67.8%)		(16,847)

Net Assets 100.0%		$24,860

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Principal amount of security is adjusted for inflation.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Securities with an aggregate market value of $366 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar June Long Futures	06/2005	21	$(21)
Eurodollar September Long Futures	09/2005	6	(6)
Eurodollar December Long Futures	12/2005	1	0
U.S. Treasury 10-Year Note Long Futures	03/2005	46	62
U.S. Treasury 30-Year Bond Long Futures	03/2005	5	11

			$46

(e) Swap agreements outstanding at December 31, 2004:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Goldman Sachs & Co.	3-month USD-LIBOR	Receive	5.000%	06/15/2015	$200	$2
Morgan Stanley Dean Witter & Co.	3-month USD-LIBOR	Pay	4.000%	06/15/2007	900	(2)
Morgan Stanley Dean Witter & Co.	3-month USD-LIBOR	Receive	5.000%	06/15/2015	900	4

						$4

(f) Premiums received on written options:

Name of Issuer		Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Note March Futures		$114.000	02/18/2005	14	$5	$3
Put - CBOT U.S. Treasury Note March Futures		108.000	02/18/2005	11	3	1

					$8	$4

(g) Short sales open at December 31, 2004 were as follows:

Type		Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Note		4.750	05/15/2014	$ 100	$104	$103

(h) As of December 31, 2004, portfolio securities with aggregate market value of $233 were valued with reference to securities whose prices are more readily obtainable.

See accompanying notes	December 31, 2004	Annual Report	9

Notes to Financial Statements

December 31, 2004

1. Organization

The Total Return Portfolio II (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable

10	Annual Report	December 31, 2004

income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Short Sales. The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage their exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the

December 31, 2004	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2004

event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. There was no effect on the Portfolio’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period. Reclassification from net investment income to net realized gain/loss and net change in unrealized gain/loss in the Statement of Operations and Statement of Changes in Net Assets is as follows:

	12/31/2004	12/31/2003	12/31/2002	12/31/2001	12/31/2000
Net Investment Income (Decrease)	$(669)	$(463)	$(675)	$(318)	$(15,005)
Net Realized Gain/Loss Increase	313	581	473	10,711	4,611
Net Change in Unrealized Gain/Loss Increase (Decrease)	356	(118)	202	(10,393)	10,394

The effect of the reclassification to the Financial Highlights is as follows:

	12/31/2004	12/31/2003	12/31/2002	12/31/2001	12/31/2000
Net Investment Income Increase (Decrease)	$0.00	$0.00	$0.00	$0.00	$(0.02)
Net Realized/Unrealized Gain (Loss) on Investments Increase	0.00	0.00	0.00	0.00	0.02
Ratio of Net Investment Income to Average Net Assets Increase (Decrease)	0.00%	0.00%	(0.02)%	(0.01)%	(0.20)%

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

12	Annual Report	December 31, 2004

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ending December 31, 2004, each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2004 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$46,652	$27,610	$3,799	$1,866

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2003	$30
Sales	51
Closing Buys	(12)
Expirations	(61)
Exercised	0
Balance at 12/31/2004	$8

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2004		Year Ended 12/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	48	$495	0	$0
Administrative Class	780	8,218	0	0

Issued as reinvestment of distributions

Institutional Class	0	1	0	2
Administrative Class	85	877	45	473

Cost of shares redeemed

Institutional Class	(48)	(499)	(119)	(1,200)
Administrative Class	(148)	(1,560)	(25)	(260)

Net increase (decrease) resulting from Portfolio share transactions	717	$7,532	(99)	$(985)

December 31, 2004	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2004

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100	*
Administrative Class	1	100

*	Allianz Global Investors of America L.P., a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

7. Federal Income Tax Matters

As of December 31, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral(2)
$ 159	$202	$1	$0	$0	$(75)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures and swap contracts.

(2)	Capital losses realized during the period November 1, 2004 through December 31, 2004 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)
$ 41,706	$95	$(90)	$5

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to tax straddle deferrals for federal income tax purposes.

For the fiscal year ended December 31, 2004, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(4)	Long-Term Capital Gain Distributions	Return of Capital
$ 679	$200	$0

(4)	Includes short-term capital gains.

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”), PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust (in their capacity as Trustees of the PIMS or MMS Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and

14	Annual Report	December 31, 2004

the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

December 31, 2004	Annual Report	15

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2004:

Total Return Portfolio II	0.88%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Total Return Portfolio II	0.37%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

16	Annual Report	December 31, 2004

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Shareholders of the Total Return Portfolio II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the Total Return Portfolio II (a portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2005

December 31, 2004	Annual Report	17

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (45) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

R. Wesley Burns* (45) President and Trustee	08/1997 to present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Managing Director, PIMCO.	79	None

Non-Interested Trustees

E. Philip Cannon (64) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series.	111	None

Vern O. Curtis (70) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	79	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (65) Trustee	05/2000 to present	Private Investor and Business Advisor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Director, Freedom Communications; Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	79	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	79	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an "interested person" of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

18	Annual Report	December 31, 2004

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (41)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (34) Chief Compliance Officer	07/2004 to present	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (60)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (41)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (59)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
Henrik P. Larsen (34)	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President
Michael J. Willemsen (44) Vice President	08/1997 to present (since 02/2002 as Vice President )	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (58)	08/1997 to present	Specialist, PIMCO.
Secretary
John P. Hardaway (47)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (35)	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.
Assistant Treasurer

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2004	Annual Report	19

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Portfolio’s voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling the Portfolio at 1-800-927-4648, visiting our website at http://www.pimco.com and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio is available by calling the Portfolio at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Portfolio’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling the Portfolio at 1-800-927-4648 or visiting our website at http://www.pimco.com. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

COMMODITYREALRETURN PORTFOLIO

ADMINISTRATIVE CLASS

ANNUAL REPORT

December 31, 2004

Contents
Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	3
Financial Highlights	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Schedule of Investments	8
Notes to Financial Statements	9
Report of Independent Registered Public Accounting Firm	15
Management of the Trust	16

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

All major fixed income sectors posted gains in fourth quarter 2004, capping a year in which bonds showed late strength. The 4.34% gain of the Lehman Brothers Aggregate Bond Index for the year came despite several major headwinds. These issues included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions when 2004 began that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004. The central bank raised the federal funds rate five times during the year for a total increase of 1.25%. The most recent move came on December 14, 2004 with an increase of 0.25%, leaving the federal funds rate at 2.25% at the end of the year. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on longer maturity Treasuries decreased in 2004. The yield on the benchmark ten-year Treasury ended the year at 4.22%, which was down 0.03% for the year. However, yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The relatively steep two- to ten-year portion of the yield curve flattened during the year. The difference between yields on securities maturing in two years versus ten years narrowed from 2.43% at the end of 2003 to 1.15% at the end of 2004.

On the following pages you will find a more complete review of the Portfolio as well as details about the total return investment performance for the one-year period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2005

December 31, 2004	Annual Report	1

Important Information About the Portfolio

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Portfolio does not apply to the stability of the Portfolio.

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds. The Portfolio may invest in commodity-linked derivative instruments which may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, and international economic and political developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

On the performance summary page in this annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example, which appears on the Portfolio’s individual page in this annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratio may vary period to period because of various factors such as increase in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and its counsel or litigation expense].

PIMCO Variable Insurance Trust is distributed by PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2004

CommodityRealReturn Strategy Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2004

                CommodityRealReturn
                 Strategy Portfolio           Dow Jones - AIG
               Administrative Class        Commodity Total Return
               --------------------        ----------------------
 6/30/2004           $10,000.00                 $10,000.00
 7/31/2004            10,160.00                  10,176.67
 8/31/2004            10,220.00                   9,991.19
 9/30/2004            10,920.00                  10,675.25
10/31/2004            11,230.00                  10,855.90
11/30/2004            11,050.00                  10,725.86
12/31/2004            10,651.14                  10,199.16

à$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2004

		Since Inception*
	CommodityRealReturn Strategy Portfolio Administrative Class (Inception 06/30/04)	6.51%
- - - - - - -	Dow Jones–AIG Commodity Total Return	—
	* Cumulative. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

SECTOR BREAKDOWN‡

U.S. Treasury Obligations‡‡	51.5%
Short-Term Instruments	48.5%

‡% of Total Investments as of December 31, 2004

‡‡Primarily Treasury Inflation Protected Securities (TIPS) serving as collateral for commodity-linked derivative positions.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,065.10	$1,020.61
Expenses Paid During Period†	$4.67	$4.57

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The CommodityRealReturn Strategy Portfolio seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments.

•	For the period since its inception on June 30, 2004 through December 31, 2004, the Portfolio’s Administrative Class shares returned 6.51%, outperforming the 1.99% return of the Dow Jones AIG Commodity Total Return Index.

•	The Portfolio’s longer-than-Benchmark duration position on TIPS was positive for returns, as real yields fell 0.42% for 10-year maturities during the second half of 2004.

•	Swap positions that receive floating interest rate payments and pay fixed were positive despite falling nominal yields for the year, as the exposure to these positions was greatest in April and the fourth quarter, when nominal yields rose 0.68% and 0.11%, respectively.

•	The Portfolio’s emphasis on shorter maturity TIPS was negative, as the real yield curve flattened by 0.36%.

•	Exposure to Eurozone nominal interest rates, primarily German Bund futures, was positive as Eurozone rates fell throughout the year.

December 31, 2004	Annual Report	3

Financial Highlights

CommodityRealReturn Strategy Portfolio (Administrative Class)

Selected Per Share Data for the Period Ended:	06/30/2004- 12/31/2004

Net asset value beginning of period	$10.00
Net investment income	0.07
Net realized/unrealized gain on investments	0.58
Total income from investment operations	0.65
Distributions from net realized capital gains	(0.16)
Total distributions	(0.16)
Fund redmption fee	0.00
Net asset value end of period	$10.49
Total return	6.51%
Net assets end of period (000s)	$3,358
Ratio of net expenses to average net assets	0.90	%*(a)(b)
Ratio of net investment income to average net assets	1.36	%*
Portfolio turnover rate	700%

*	Annualized
(a)	Ratio of expenses to average net assets excluding interest expense is 0.89%.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.58%.

4	Annual Report	December 31, 2004	See accompanying notes

Statement of Assets and Liabilities

CommodityRealReturn Strategy Portfolio

December 31, 2004

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$5,518
Repurchase agreements, at value	1,459
Foreign currency, at value	7
Receivable for investments sold on delayed delivery basis	677
Interest and dividends receivable	8
Variation margin receivable	1
Manager reimbursement receivable	11
Swap premiums paid	7
Unrealized appreciation on swap agreements	1
7,689

Liabilities:

Payable for investments purchased on delayed delivery basis	$3,549
Payable for short sale	680
Accrued investment advisory fee	1
Accrued administration fee	1
Accrued servicing fee	2
Swap premiums received	2
Unrealized depreciation on swap agreements	87
Other liabilities	9
4,331

Net Assets	$3,358

Net Assets Consist of:

Paid in capital	$3,213
Undistributed net investment income	194
Accumulated undistributed net realized (loss)	(1)
Net unrealized (depreciation)	(48)
$3,358

Net Assets:

Administrative Class	$3,358

Shares Issued and Outstanding:

Administrative Class	320

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Administrative Class	$10.49

Cost of Investments Owned	$5,470
Cost of Repurchase Agreements	$1,459
Cost of Foreign Currency Held	$7

See accompanying notes	December 31, 2004	Annual Report	5

Statement of Operations

CommodityRealReturn Strategy Portfolio

Amounts in thousands
Period from June 30, 2004 to December 31, 2004
Investment Income:

Interest	$37
Total Income	37

Expenses:

Investment advisory fees	8
Administration fees	4
Servicing fees - Administrative Class	3
Organization Costs	11
Interest expense	0
Total Expenses	26
Reimbursement by Manager	(11)
Net Expenses	15

Net Investment Income	22

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	115
Net realized gain on futures contracts, and swaps	105
Net realized gain on foreign currency transactions	1
Net change in unrealized appreciation on investments	37
Net change in unrealized (depreciation) on futures contracts, and swaps	(85)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0
Net Gain	173

Net Increase in Net Assets Resulting from Operations	$194

6	Annual Report	December 31, 2004	See accompanying notes

Statements of Changes in Net Assets

CommodityRealReturn Strategy Portfolio

Amounts in thousands
Period from June 30, 2004 to December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$22
Net realized gain	221
Net change in unrealized (depreciation)	(48)
Net increase resulting from operations	195

Distributions to Shareholders:

From net realized capital gains
Administrative Class	(49)

Total Distributions	(49)

Fund Share Transactions:

Receipts for shares sold
Administrative Class	3,226

Issued as reinvestment of distributions
Administrative Class	50

Cost of shares redeemed
Administrative Class	(64)
Net increase resulting from Fund share transactions	3,212

Total Increase in Net Assets	3,358

Net Assets:

End of period*	$3,358

*Including undistributed net investment income of:	$194

See accompanying notes	December 31, 2004	Annual Report	7

Schedule of Investments

CommodityRealReturn Strategy Portfolio

December 31, 2004

Principal
Amount	Value
(000s)	(000s)

U.S. TREASURY OBLIGATIONS 107.0%

Treasury Inflation Protected Securities (a)
3.375% due 01/15/2007	$241	$256
4.250% due 01/15/2010	341	396
3.000% due 07/15/2012	552	616
2.000% due 07/15/2014	913	942
2.375% due 01/15/2025	710	760
3.625% due 04/15/2028	473	621

Total U.S. Treasury Obligations (Cost $3,542)		3,591

SHORT-TERM INSTRUMENTS 100.8%
Commercial Paper 53.5%
Danske Corp.
2.300% due 01/07/2005	100	100
Fannie Mae
1.150% due 01/03/2005	400	400
2.439% due 03/30/2005	200	199
Federal Home Loan Bank
2.100% due 01/03/2005	900	900
General Electric Capital Corp.
2.360% due 03/11/2005	100	99
HBOS Treasury Services PLC
2.320% due 01/31/2005	100	100

		1,798

Repurchase Agreements 43.5%
Lehman Brothers, Inc.
1.650% due 01/03/2005	$1,400	$1,400
(Dated 12/31/2004. Collateralized by U.S. Treasury Bonds 6.875% due 08/15/2025 valued at $1,434. Repurchase proceeds are $1,400.)
State Street Bank
1.900% due 01/03/2005	59	59
(Dated 12/31/2004. Collateralized by Fannie Mae 1.910% due 06/22/2006 valued at $64. Repurchase proceeds are $59.)

		1,459

U.S. Treasury Bill 3.8%
2.205% due 03/17/2005 (b)	130	129

Total Short-Term Instruments (Cost $3,387)		3,386

Total Investments 207.8%		$6,977
(Cost $6,929)
Other Assets and Liabilities (Net) (107.8%)		(3,619)

Net Assets 100.0%		$3,358

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Principal amount of security is adjusted for inflation.

(b) Securities with an aggregate market value of $129 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation
Euro-Bund 10-Year Note Long Futures	03/2005	1	$1
Euro-Bund Purchased Put Options Strike @ 105.500	03/2005	1	0

			$1

(c) Short sales open at December 31, 2004 were as follows:
Type	Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Note	3.375	01/15/2007	$60	$64	$64
U.S. Treasury Note	3.000	07/15/2012	552	616	613

				$680	$677

(d) Swap agreements outstanding at December 31, 2004:

Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co.	6-month BP-LIBOR	Pay	5.000%	06/15/2008	BP	100	$1
Goldman Sachs & Co.	3-month USD LIBOR	Receive	4.000%	06/15/2007		$100	0
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	6.000%	12/18/2033		300	(10)
Morgan Stanley Dean Witter & Co.	3-month USD-LIBOR	Receive	5.000%	06/15/2015		50	0

							$(9)

Total Return Swaps
Counterparty	Receive total return	Pay	Expiration Date	Notional Amount	Unrealized (Depreciation)
J.P. Morgan Chase & Co.	Dow Jones - AIG Commodity Index Total Return	3-month U.S. Treasury Bill rate plus a specified spread	01/20/2005	$3,400	$(77)

(e) Forward foreign currency contracts outstanding at December 31, 2004:
Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
Buy	EC	14	01/2005	$0	$ 0	$0
Buy	JY	1,063	01/2005	0	0	0

				$ 0	$ 0	$0

8	Annual Report	December 31, 2004	See accompanying notes

Notes to Financial Statements

December 31, 2004

1. Organization

The CommodityRealReturn Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Portfolio. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on June 30, 2004.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The

December 31, 2004	Annual Report	9

Notes to Financial Statements (Cont.)

December 31, 2004

Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The CommodityRealReturn Strategy Portfolio currently intends to gain most of its exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivatives instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and commodity-linked structured notes. The status of these swap contracts and other commodities-linked derivative instruments under tests to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) is not certain. For these purposes, the Portfolio is relying on an opinion of counsel (described below) and does not intend to obtain a ruling from the Internal Revenue Service (“Service”). Such opinion is not binding upon the Service and there is no assurance that the Service will not challenge the Portfolio’s status as a regulated investment company, or that, if it were to do so, it would not prevail. If the Portfolio were to fail to qualify as a regulated investment company in any year, then the Portfolio would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Portfolio’s earnings and profits. If the Portfolio were to fail to qualify as a regulated investment company and became subject to federal income tax, any shareholders of the Portfolio would be subject to the risk of diminished investment returns. See “Tax Consequences.”

One of the requirements for qualification as a regulated investment company under Subchapter M of the Code is that the Portfolio derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income”). Counsel to the Portfolio has opined that certain commodity swap agreements entered into by the Portfolio should constitute securities for purposes of the Qualifying Income test. Existing authority does not fully address the treatment of such swaps under the Code or under related securities laws. The opinion is not binding on the Service and there is no assurance that the Service will not challenge the Portfolio’s status as a regulated investment company. If the Service were to challenge the Portfolio’s position and that challenge were upheld, or if the Portfolio were otherwise to fail to qualify as a regulated investment company, then the Portfolio would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Portfolio’s earnings and profits.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Currency symbols utilized throughout reports are defined as follows:

BP	-	British Pound
EC	-	Euro
JY	-	Japanese Yen

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the

10	Annual Report	December 31, 2004

inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Short Sales. The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage their exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. There was no effect on the Portfolio’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period. Reclassification from net investment income to net realized gain/loss and net change in unrealized gain/loss in the Statement of Operations and Statement of Changes in Net Assets is as follows:

12/31/2004
Net Investment Income (Decrease)	$(15,325)
Net Realized Gain/Loss Increase	92,163
Net Change in Unrealized Gain/Loss (Decrease)	(76,838)

December 31, 2004	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2004

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.49%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organization expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Administrative Class	0.89%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

12/31/2004
Amount Available for Reimbursement	$11

For the current period ending December 31, 2004, each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and

12	Annual Report	December 31, 2004

other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2004 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$ 26,840	$ 23,421	$ 0	$ 0

5. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Period from 06/30/2004 to 12/31/2004
	Shares	Amount
Receipts for shares sold

Administrative Class	321	$3,226

Issued as reinvestment of distributions

Administrative Class	5	50

Cost of shares redeemed

Administrative Class	(6)	(64)

Net increase resulting from Fund share transactions	320	$3,212

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	1	95	*

*	Allianz Global Investors of America L.P., a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

6. Federal Income Tax Matters

As of December 31, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral
$ 118	$0	$(21)	$0	$0	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain foreign currency transactions and swap contracts.

As of December 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(2)
$ 6,929	$48	$0	$48

(2)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

For the fiscal year ended December 31, 2004, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(3)	Long-Term Capital Gain Distributions	Return of Capital
$ 49	$0	$0

(3)	Includes short-term capital gains.

December 31, 2004	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2004

7. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”), PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust (in their capacity as Trustees of the PIMS or MMS Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

14	Annual Report	December 31, 2004

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Shareholders of the CommodityRealReturn Strategy Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class presents fairly, in all material respects, the financial position of the CommodityRealReturn Strategy Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2005

December 31, 2004	Annual Report	15

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (45) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

R. Wesley Burns* (45) President and Trustee	08/1997 to present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Managing Director, PIMCO.	79	None

Non-Interested Trustees

E. Philip Cannon (64) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series.	111	None

Vern O. Curtis (70) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	79	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (65) Trustee	05/2000 to present	Private Investor and Business Advisor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Director, Freedom Communications; Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	79	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	79	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an "interested person" of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

16	Annual Report	December 31, 2004

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (41)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (34) Chief Compliance Officer	07/2004 to present	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (60)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (41)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (59)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
Henrik P. Larsen (34)	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President
Michael J. Willemsen (44) Vice President	08/1997 to present (since 02/2002 as Vice President )	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (58)	08/1997 to present	Specialist, PIMCO.
Secretary
John P. Hardaway (47)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (35)	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.
Assistant Treasurer

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2004	Annual Report	17

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Portfolio’s voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling the Portfolio at 1-800-927-4648, visiting our website at http://www.pimco.com and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio is available by calling the Portfolio at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Portfolio’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling the Portfolio at 1-800-927-4648 or visiting our website at http://www.pimco.com. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

ALL ASSET PORTFOLIO

CLASS M

ANNUAL REPORT

December 31, 2004

Contents
Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	3
Financial Highlights	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Schedule of Investments	8
Notes to Financial Statements	9
Federal Income Tax Information	15
Report of Independent Registered Public Accounting Firm	16
Management of the Trust	17

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

All major fixed income sectors posted gains in fourth quarter 2004, capping a year in which bonds showed late strength. The 4.34% gain of the Lehman Brothers Aggregate Bond Index for the year came despite several major headwinds. These issues included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions when 2004 began that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004. The central bank raised the federal funds rate five times during the year for a total increase of 1.25%. The most recent move came on December 14, 2004 with an increase of 0.25%, leaving the federal funds rate at 2.25% at the end of the year. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on longer maturity Treasuries decreased in 2004. The yield on the benchmark ten-year Treasury ended the year at 4.22%, which was down 0.03% for the year. However, yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The relatively steep two- to ten-year portion of the yield curve flattened during the year. The difference between yields on securities maturing in two years versus ten years narrowed from 2.43% at the end of 2003 to 1.15% at the end of 2004.

On the following pages you will find a more complete review of the Portfolio as well as details about the total return investment performance for the one-year period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2005

December 31, 2004	Annual Report	1

Important Information About the Portfolio

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Portfolio does not apply to the stability of the Portfolio.

The Portfolio invests in a portfolio of mutual funds. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The underlying funds may invest in commodity-linked derivative instruments which may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, and international economic and political developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

On the performance summary page in this annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example, which appears on the Portfolio’s individual page in this annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratio may vary period to period because of various factors such as increase in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and its counsel or litigation expense].

PIMCO Variable Insurance Trust is distributed by PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2004

All Asset Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2004

              All Asset        Lehman Brothers U.S.    All Asset Benchmark
          Portfolio Class M    TIPS 1-10 Year Index      Composite Index
          -----------------    --------------------    -------------------
4/30/2004     10,000.00             10,000.00               10,000.00
5/31/2004     10,254.96             10,123.81               10,087.84
6/30/2004     10,316.01             10,116.36               10,165.52
7/31/2004     10,334.92             10,242.19               10,181.78
8/31/2004     10,628.05             10,427.40               10,404.90
9/30/2004     10,797.91             10,437.40               10,525.61
10/31/2004    10,987.51             10,564.03               10,692.77
11/30/2004    11,129.71             10,526.94               10,805.86
12/31/2004    11,285.28             10,617.42               11,005.09

à$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Class M.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2004

		Since Inception*
	All Asset Portfolio Class M (Inception 04/30/04)	12.85%
- - - - - - -	Lehman Brothers U.S. TIPS 1-10 Year Index	—
- — - —	All Asset Benchmark Composite Index	—
	* Cumulative. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

PIMCO FUNDS ALLOCATION‡

CommodityRealReturn Strategy	15.0%
Emerging Markets Bond	12.9%
Floating Income	9.2%
StocksPLUS	8.6%
StocksPLUS Total Return	8.6%
GNMA	7.4%
High Yield	6.2%
Real Return Asset	6.1%
Real Return	5.7%
Foreign Bond (Unhedged)	5.2%
International StocksPLUS TR Strategy	4.2%
Other	10.9%

‡% of Total Investments as of December 31, 2004

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,094.00	$1,020.76
Expenses Paid During Period†	$4.58	$4.42

†Expenses are equal to the Portfolio’s Class M annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The expense ratio excludes the expenses of the underlying PIMCO Funds, which based upon the allocation of the Portfolio’s assets among the underlying Funds are indirectly borne by the shareholders of the Portfolio. The Underlying Fund Expenses for the Portfolio are estimated at 0.60%.

PORTFOLIO INSIGHTS

•	The All Asset Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the PIMCO Funds: Pacific Investment Management Series (“PIMS”), except the All Asset and All Asset All Authority Funds.

•	The Portfolio may invest in any PIMS mutual fund except the PIMS All Asset and All Asset All Authority Funds; however, PIMCO has identified 14 core funds on which the Portfolio will focus.

•	For the period since its inception on April 30, 2004 through December 31, 2004, the Portfolio’s Advisor Class shares outperformed its benchmarks by returning 12.85%, versus the 6.17% return of the Lehman Brothers U.S. TIPS 1-10 Year Index and the 10.05% return of the average performance of the benchmarks for the core funds.

•	The Portfolio’s underweight to nominal bond strategies throughout the year was negative, as nominal yields fell.

•	The strategy of underweighting global bonds was negative, as nominal yields fell in most markets outside of the U.S.

•	Coupled with the rally in U.S. nominal bonds, an overweight to emerging market (“EM”) bonds was positive as EM spreads narrowed.

•	The Portfolio’s overweight to U.S. equity strategies was positive, as the S&P 500 rallied during the year. However, underweighting International equities throughout the year hurt performance, as the MSCI EAFE also rallied.

•	The Portfolio’s overweight to Real Return strategies was generally positive, as TIPS rallied throughout 2004. However, the Portfolio lost some of its gains when the Dow Jones AIG Commodity Index sold off in the fourth quarter 2004.

•	The Portfolio underweighted real estate investment trusts in the latter part of the year, which hurt performance as the Wilshire REIT Index rallied in the fourth quarter.

December 31, 2004	Annual Report	3

Financial Highlights

All Asset Portfolio (Class M)

Selected Per Share Data for the Year or Period Ended:	04/30/2004- 12/31/2004

Net asset value beginning of period	$10.59
Net investment income (a)	0.96
Net realized/unrealized gain on investments (a)	0.39
Total income from investment operations	1.35
Dividends from net investment income	(0.33)
Distributions from net realized capital gains	(0.01)
Total distributions	(0.34)
Net asset value end of period	$11.60
Total return	12.85%
Net assets end of period (000s)	$18,345
Ratio of net expenses to average net assets	0.87	%*(b)(c)
Ratio of net investment income to average net assets	12.66	%*
Portfolio turnover rate	93%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding Underlying PIMS Funds' expenses in which the Portfolio invests.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.90%.

4	Annual Report	December 31, 2004	See accompanying notes

Statement of Assets and Liabilities

All Asset Portfolio

December 31, 2004

Amounts in thousands, except per share amounts

Assets:

Investments in Affiliates, at value	$119,808
Cash	353
Receivable for Portfolio shares sold	791
Interest and dividends receivable from Affiliates	222
Manager reimbursement receivable	2
121,176

Liabilities:

Payable for investments in Affiliates purchased	$564
Payable for Portfolio shares redeemed	10
Accrued investment advisory fee	20
Accrued administration fee	25
Accrued servicing fee	18
637

Net Assets	$120,539

Net Assets Consist of:

Paid in capital	$117,035
Undistributed net investment income	1,810
Accumulated undistributed net realized gain	202
Net unrealized appreciation	1,492
$120,539

Net Assets:

Administrative Class	$102,183
Advisor Class	11
Class M	18,345

Shares Issued and Outstanding:

Administrative Class	8,788
Advisor Class	1
Class M	1,581

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Administrative Class	$11.62
Advisor Class	11.64
Class M	11.60

Cost of Investments in Affiliates Owned	$118,315

See accompanying notes	December 31, 2004	Annual Report	5

Statement of Operations

All Asset Portfolio

Amounts in thousands
Year Ended December 31, 2004
Investment Income:

Dividends from Affiliate Investments	$5,014
Miscellaneous income	2
Total Income	5,016

Expenses:

Investment advisory fees	74
Administration fees	93
Servicing fees - Administrative Class	47
Distribution fees - Advisor Class	0
Distribution fees - Class M	25
Miscellaneous expense	2
Total Expenses	241
Reimbursement by Manager	(13)
Net Expenses	228

Net Investment Income	4,788

Net Realized and Unrealized Gain:

Net realized gain on in Affiliate Investments	113
Net capital gain distributions received from Underlying PIMS Funds	398
Net change in unrealized appreciation on investments	1,465
Net Gain	1,976

Net Increase in Net Assets Resulting from Operations	$6,764

6	Annual Report	December 31, 2004	See accompanying notes

Statements of Changes in Net Assets

All Asset Portfolio

Amounts in thousands
	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$4,788	$39
Net realized gain on Affiliate Investments	113	6
Net capital gain distributions received from underlying PIMS Funds	398	15
Net change in unrealized appreciation on Affiliate Investments	1,465	27
Net increase resulting from operations	6,764	87

Distributions to Shareholders:

From net investment income
Administrative Class	(2,731)	(25)
Advisor Class	0	0
Class M	(475)	0

From net realized capital gains
Administrative Class	(98)	0
Advisor Class	0	0
Class M	(17)	0

Total Distributions	(3,321)	(25)

Portfolio Share Transactions:

Receipts for shares sold
Administrative Class	98,030	1,543
Advisor Class	10	0
Class M	18,815	0

Issued as reinvestment of distributions
Administrative Class	2,829	25
Advisor Class	0	0
Class M	492	0

Cost of shares redeemed
Administrative Class	(2,625)	(613)
Advisor Class	0	0
Class M	(1,472)	0
Net increase resulting from Portfolio share transactions	116,079	955

Total Increase in Net Assets	119,522	1,017

Net Assets:

Beginning of period	1,017	0
End of period*	$120,539	$1,017

*Including undistributed net investment income of:	$1,810	$24

See accompanying notes	December 31, 2004	Annual Report	7

Schedule of Investments

All Asset Portfolio (a)

December 31, 2004

Value
Shares	(000s)

PIMCO FUNDS (b) 99.4%

CommodityRealReturn Strategy	1,212,086	$18,000
Convertible	122,204	1,520
Emerging Markets Bond	1,417,265	15,392
European Convertible	210,812	2,728
Floating Income	1,080,102	11,082
Foreign Bond (Unhedged)	557,985	6,277
GNMA	800,806	8,865
High Yield	742,623	7,404
International StocksPLUS TR Strategy	495,924	5,088
Long-Term U.S. Government	190,692	2,073
Real Return	596,981	6,859
Real Return Asset	610,256	7,317
RealEstateRealReturn Strategy	368,477	3,737
StocksPLUS	1,028,232	10,313
StocksPLUS Total Return	803,069	10,287
Total Return	268,628	2,866

Total Investments 99.4%		$119,808
(Cost $118,315)
Other Assets and Liabilities (Net) 0.6%		731

Net Assets 100.0%		$120,539

Notes to Schedule of Investments:

(a) The Portfolio is investing in shares of an affiliated Fund.

(b) Institutional Class of each PIMCO Fund.

8	Annual Report	December 31, 2004	See accompanying notes

Notes to Financial Statements

December 31, 2004

1. Organization

The All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Administrative, Advisor and Class M. Information presented in these financial statements pertains to the Class M of the Trust. Certain detailed financial information for the Administrative and Advisor Class are provided separately and are available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Investments in Funds within the PIMS Trust are valued at their net asset value as reported by the underlying PIMS Funds.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Capital gain dividend income received from the Underlying PIMS Funds is recorded as a component of realized gain (loss) on the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The CommodityRealReturn Strategy Fund currently intends to gain most of its exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivatives instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and commodity-linked structured notes. The status of these swap contracts and other commodities-linked derivative instruments under tests to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) is not certain. For these purposes, the Portfolio is relying on an opinion of counsel (described below) and does not intend to obtain a ruling from the Internal Revenue Service (“Service”). Such opinion is not binding upon the Service and there is no assurance that the Service will not challenge the Portfolio’s status as a regulated investment company, or that, if it were to do so, it would not prevail. If the Portfolio were to fail to qualify as a regulated investment company in any year, then the Portfolio would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Portfolio’s earnings and profits. If the Portfolio were to fail to qualify as a regulated investment company and became subject to federal income tax, any shareholders of the Portfolio would be subject to the risk of diminished investment returns.

To the extent the All Asset Portfolio invests in the CommodityRealReturn Strategy Fund, an Underlying PIMS Fund with investments as described in the preceding paragraph, the All Asset Portfolio would be subject to the risk of diminished investment returns if the CommodityRealReturn Strategy Fund was to fail to qualify as a regulated investment company and was subject to federal income tax. Moreover, depending upon the composition of All Asset Portfolio’s investments, any failure of CommodityRealReturn Strategy Fund to qualify as a regulated investment company could jeopardize All Asset Portfolio’s own qualification, if it thereby failed to satisfy the asset diversification requirement.

December 31, 2004	Annual Report	9

Notes to Financial Statements (Cont.)

December 31, 2004

One of the requirements for qualification as a regulated investment company under Subchapter M of the Code is that the Portfolio derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income”). Counsel to the Portfolio has opined that certain commodity swap agreements entered into by the Portfolio should constitute securities for purposes of the Qualifying Income test. Existing authority does not fully address the treatment of such swaps under the Code or under related securities laws. The opinion is not binding on the Service and there is no assurance that the Service will not challenge the Portfolio’s status as a regulated investment company. If the Service were to challenge the Portfolio’s position and that challenge were upheld, or if the Portfolio were otherwise to fail to qualify as a regulated investment company, then the Portfolio would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Portfolio’s earnings and profits.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

Underlying PIMS Funds. The Underlying PIMS Funds are the Institutional Class shares of the PIMCO Funds: Pacific Investment Management Series, an affiliated open-end investment company, except All Asset and All Asset All Authority Funds. Though it is anticipated that the All Asset Portfolio will not currently invest in the European StocksPLUS Total Return Strategy, Far East (ex-Japan) StocksPLUS Total Return Strategy, Japanese StocksPLUS TR Strategy, StocksPLUS Municipal-Backed and StocksPLUS TR Short Strategy Funds, the Portfolio may invest in these Funds in the future, without shareholder approval, at the discretion of the Portfolio’s asset allocation sub-adviser.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.20%.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the All Asset Portfolio and selects the Underlying PIMS Funds in which the All Asset Portfolio invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.20% of the average daily net assets of the Portfolio.

PIMCO has contractually agreed, for the All Asset Portfolio’s current fiscal year, to reduce its Advisory Fee to the extent that the Underlying Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future period, not to exceed three years, provided total expenses, including such Recoupment, do not exceed the annual expense limit.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

10	Annual Report	December 31, 2004

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organization expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Administrative Class	0.60%
Advisor Class	0.70%
Class M	0.90%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived in prior periods and may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2003	12/31/2004
Amount Available for Reimbursement	$51	$0

For the current period ending December 31, 2004, each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets.

4. Risk Factors of the Portfolio

Investing in the Underlying PIMS Funds through the All Asset Portfolio involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMS Funds. Under certain circumstances, an Underlying PIMS Fund may pay a redemption request by the All Asset Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an Underlying PIMS Fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the Underlying PIMS Funds may invest in certain specified derivative securities, including: interest rate swaps; caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying PIMS Funds may invest in restricted securities, instruments issued by trusts, partnerships or other issuers, including pass-through certificated representing participation in, or debt instruments backed by, the securities owned by such issuers. The Underlying PIMS Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying PIMS Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivatives securities including future contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks. Accordingly, the All Asset Portfolio’s investment performance depends upon the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objectives of any Underlying PIMS Funds will be achieved.

The officers and directors of the Trust also serve as officers and directors/trustees of the Underlying PIMS Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the Underlying PIMS Funds.

5. Purchases and Sales of Securities

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2004 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$153,039	$35,748

December 31, 2004	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2004

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2004		Year Ended 12/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold

Administrative Class	8,679	$98,030	149	$1,543
Advisor Class	1	10	0	0
Class M	1,668	18,815	0	0

Issued as reinvestment of distributions

Administrative Class	244	2,829	2	25
Advisor Class	0	0	0	0
Class M	43	492	0	0

Cost of shares redeemed

Administrative Class	(229)	(2,625)	(57)	(613)
Advisor Class	0	0	0	0
Class M	(130)	(1,472)	0	0

Net increase resulting from Portfolio share transactions	10,276	$116,079	94	$955

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	1	88	*
Advisor	1	100	**
Class M	2	99

*	Allianz Life Insurance Co., an indirect wholly owned subsidiary of Allianz Global Investors of America L.P. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

**	Allianz Global Investors of America L.P., a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

12	Annual Report	December 31, 2004

7. Affiliated Transactions

The Underlying PIMS Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated funds for the year ended December 31, 2004 (amounts in thousands):

Underlying PIMS Fund	Market Value December 31, 2003	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation) December 31, 2004	Market Value December 31, 2004	Dividend Income	Net Capital and Realized Gain (Loss)
CommodityRealReturn Strategy	$69	$20,494	$2,056	$(395)	$18,000	$755	$(104)
Convertible	0	1,997	519	34	1,520	32	8
Emerging Markets Bond	59	17,412	2,360	305	15,392	593	24
European Convertible	74	3,110	588	127	2,728	156	14
Floating Income	0	11,024	0	57	11,082	24	0
Foreign Bond (Unhedged)	0	9,510	3,561	279	6,277	78	50
GNMA	8	9,390	506	(25)	8,865	145	0
High Yield	51	9,704	2,633	258	7,404	192	26
International StocksPLUS TR Strategy	0	6,004	690	(221)	5,088	561	55
Long-Term U.S. Government	0	2,966	850	(26)	2,073	54	27
Low Duration	22	6,193	6,203	0	0	47	(2)
Real Return	249	7,976	1,411	45	6,859	268	28
Real Return Asset	204	8,127	1,138	135	7,317	413	6
RealEstateRealReturn Strategy	0	6,897	3,176	(137)	3,737	1,127	153
Short-Term	0	5,461	5,460	0	0	10	1
StocksPLUS	70	12,889	3,202	535	10,313	337	25
StocksPLUS Total Return	132	10,501	884	530	10,287	219	200
Total Return	0	3,384	511	(8)	2,866	3	0
Totals	$938	$153,039	$35,748	$1,493	$119,808	$5,014	$511

8. Federal Income Tax Matters

As of December 31, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral
$ 1,810	$401	$(1)	$0	$0	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain foreign currency transactions.

As of December 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(2)
$ 118,514	$2,251	$(957)	$1,294

(2)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

For the fiscal year ended December 31, 2004, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(3)	Long-Term Capital Gain Distributions	Return of Capital
$ 3,305	$16	$0

(3)	Includes short-term capital gains.

December 31, 2004	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2004

9. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”), PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust (in their capacity as Trustees of the PIMS or MMS Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

14	Annual Report	December 31, 2004

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2004:

All Asset Portfolio	5.04%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

All Asset Portfolio	4.29%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

December 31, 2004	Annual Report	15

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Class M Shareholders of the All Asset Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class M share class presents fairly, in all material respects, the financial position of the All Asset Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the Class M share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2005

16	Annual Report	December 31, 2004

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (45) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

R. Wesley Burns* (45) President and Trustee	08/1997 to present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Managing Director, PIMCO.	79	None

Non-Interested Trustees

E. Philip Cannon (64) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series.	111	None

Vern O. Curtis (70) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	79	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (65) Trustee	05/2000 to present	Private Investor and Business Advisor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Director, Freedom Communications; Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	79	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	79	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an "interested person" of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

December 31, 2004	Annual Report	17

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (41)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (34) Chief Compliance Officer	07/2004 to present	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (60)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (41)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (59)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
Henrik P. Larsen (34)	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President
Michael J. Willemsen (44) Vice President	08/1997 to present (since 02/2002 as Vice President )	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (58)	08/1997 to present	Specialist, PIMCO.
Secretary
John P. Hardaway (47)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (35)	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.
Assistant Treasurer

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

18	Annual Report	December 31, 2004

Investment Sub-Adviser

Research Affiliates, LLC

800 E. Colorado Boulevard

Pasadena, California 91101

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Portfolio’s voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling the Portfolio at 1-800-927-4648, visiting our website at http://www.pimco.com and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio is available by calling the Portfolio at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Portfolio’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling the Portfolio at 1-800-927-4648 or visiting our website at http://www.pimco.com. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

ALL ASSET PORTFOLIO

ADVISOR CLASS

ANNUAL REPORT

December 31, 2004

Contents
Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	3
Financial Highlights	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Schedule of Investments	8
Notes to Financial Statements	9
Federal Income Tax Information	15
Report of Independent Registered Public Accounting Firm	16
Management of the Trust	17

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

All major fixed income sectors posted gains in fourth quarter 2004, capping a year in which bonds showed late strength. The 4.34% gain of the Lehman Brothers Aggregate Bond Index for the year came despite several major headwinds. These issues included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions when 2004 began that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004. The central bank raised the federal funds rate five times during the year for a total increase of 1.25%. The most recent move came on December 14, 2004 with an increase of 0.25%, leaving the federal funds rate at 2.25% at the end of the year. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on longer maturity Treasuries decreased in 2004. The yield on the benchmark ten-year Treasury ended the year at 4.22%, which was down 0.03% for the year. However, yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The relatively steep two- to ten-year portion of the yield curve flattened during the year. The difference between yields on securities maturing in two years versus ten years narrowed from 2.43% at the end of 2003 to 1.15% at the end of 2004.

On the following pages you will find a more complete review of the Portfolio as well as details about the total return investment performance for the one-year period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2005

December 31, 2004	Annual Report	1

Important Information About the Portfolio

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Portfolio does not apply to the stability of the Portfolio.

The Portfolio invests in a portfolio of mutual funds. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The underlying funds may invest in commodity-linked derivative instruments which may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, and international economic and political developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

On the performance summary page in this annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example, which appears on the Portfolio’s individual page in this annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratio may vary period to period because of various factors such as increase in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and its counsel or litigation expense].

PIMCO Variable Insurance Trust is distributed by PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2004

All Asset Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2004

MONTH       All Asset Portfolio   Lehman Brothers Global    All Asset Benchmark
               Advisor Class     U.S. TIPS 1-10 Year Index    Composite Index
            ------------------- -------------------------   -------------------
4/30/2004       10,000.00               10,000.00                10,000.00
5/31/2004       10,273.84               10,123.81                10,087.84
6/30/2004       10,332.04               10,116.36                10,165.52
7/31/2004       10,350.95               10,242.19                10,181.78
8/31/2004       10,653.44               10,427.40                10,404.90
9/30/2004       10,820.55               10,437.40                10,525.61
10/31/2004      11,010.06               10,564.03                10,692.77
11/30/2004      11,152.18               10,526.94                10,805.86
12/31/2004      11,318.36               10,617.42                11,005.09

à$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2004

		Since Inception*
	All Asset Portfolio Advisor Class (Inception 04/30/04)	13.18%
- - - - - - -	Lehman Brothers U.S. TIPS 1-10 Year Index	—
- — - —	All Asset Benchmark Composite Index	—
	* Cumulative. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

PIMCO FUNDS ALLOCATION‡

CommodityRealReturn Strategy	15.0%
Emerging Markets Bond	12.9%
Floating Income	9.2%
StocksPLUS	8.6%
StocksPLUS Total Return	8.6%
GNMA	7.4%
High Yield	6.2%
Real Return Asset	6.1%
Real Return	5.7%
Foreign Bond (Unhedged)	5.2%
International StocksPLUS TR Strategy	4.2%
Other	10.9%

‡% of Total Investments as of December 31, 2004

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,095.50	$1,021.77
Expenses Paid During Period†	$3.53	$3.40

†Expenses are equal to the Portfolio’s Advisor Class annualized expense ratio of 0.67%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The expense ratio excludes the expenses of the underlying PIMCO Funds, which based upon the allocation of the Portfolio’s assets among the underlying Funds are indirectly borne by the shareholders of the Portfolio. The Underlying Fund Expenses for the Portfolio are estimated at 0.60%.

PORTFOLIO INSIGHTS

•	The All Asset Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the PIMCO Funds: Pacific Investment Management Series (“PIMS”), except the All Asset and All Asset All Authority Funds.

•	The Portfolio may invest in any PIMS mutual fund except the PIMS All Asset and All Asset All Authority Funds; however, PIMCO has identified 14 core funds on which the Portfolio will focus.

•	For the period since its inception on April 30, 2004 through December 31, 2004, the Portfolio’s Advisor Class shares outperformed its benchmarks by returning 13.18%, versus the 6.17% return of the Lehman Brothers U.S. TIPS 1-10 Year Index and the 10.05% return of the average performance of the benchmarks for the core funds.

•	The Portfolio’s underweight to nominal bond strategies throughout the year was negative, as nominal yields fell.

•	The strategy of underweighting global bonds was negative, as nominal yields fell in most markets outside of the U.S.

•	Coupled with the rally in U.S. nominal bonds, an overweight to emerging market (“EM”) bonds was positive as EM spreads narrowed.

•	The Portfolio’s overweight to U.S. equity strategies was positive, as the S&P 500 rallied during the year. However, underweighting International equities throughout the year hurt performance, as the MSCI EAFE also rallied.

•	The Portfolio’s overweight to Real Return strategies was generally positive, as TIPS rallied throughout 2004. However, the Portfolio lost some of its gains when the Dow Jones AIG Commodity Index sold off in the fourth quarter 2004.

•	The Portfolio underweighted real estate investment trusts in the latter part of 2004, which hurt performance as the Wilshire REIT Index rallied in the fourth quarter.

December 31, 2004	Annual Report	3

Financial Highlights

All Asset Portfolio (Advisor Class)

Selected Per Share Data for the Year or Period Ended:	04/30/2004- 12/31/2004

Net asset value beginning of period	$10.59
Net investment income (a)	0.52
Net realized/unrealized gain (loss) on investments (a)	0.87
Total income from investment operations	1.39
Dividends from net investment income	(0.33)
Distributions from net realized capital gains	(0.01)
Total distributions	(0.34)
Net asset value end of year	$11.64
Total return	13.18%
Net assets end of period (000s)	$11
Ratio of net expenses to average net assets	0.67	%*(b)(c)
Ratio of net investment income to average net assets	6.96	%*
Portfolio turnover rate	93%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding Underlying PIMS Funds' expenses in which the Portfolio invests.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.70%.

4	Annual Report	December 31, 2004	See accompanying notes

Statement of Assets and Liabilities

All Asset Portfolio

December 31, 2004

Amounts in thousands, except per share amounts

Assets:

Investments in Affiliates, at value	$119,808
Cash	353
Receivable for Portfolio shares sold	791
Interest and dividends receivable from Affiliates	222
Manager reimbursement receivable	2
121,176

Liabilities:

Payable for investments in Affiliates purchased	$564
Payable for Portfolio shares redeemed	10
Accrued investment advisory fee	20
Accrued administration fee	25
Accrued servicing fee	18
637

Net Assets	$120,539

Net Assets Consist of:

Paid in capital	$117,035
Undistributed net investment income	1,810
Accumulated undistributed net realized gain	202
Net unrealized appreciation	1,492
$120,539

Net Assets:

Administrative Class	$102,183
Advisor Class	11
Class M	18,345

Shares Issued and Outstanding:

Administrative Class	8,788
Advisor Class	1
Class M	1,581

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Administrative Class	$11.62
Advisor Class	11.64
Class M	11.60

Cost of Investments in Affiliates Owned	$118,315

See accompanying notes	December 31, 2004	Annual Report	5

Statement of Operations

All Asset Portfolio

Amounts in thousands
Year Ended December 31, 2004
Investment Income:

Dividends from Affiliate Investments	$5,014
Miscellaneous income	2
Total Income	5,016

Expenses:

Investment advisory fees	74
Administration fees	93
Servicing fees - Administrative Class	47
Distribution fees - Advisor Class	0
Distribution fees - Class M	25
Miscellaneous expense	2
Total Expenses	241
Reimbursement by Manager	(13)
Net Expenses	228

Net Investment Income	4,788

Net Realized and Unrealized Gain:

Net realized gain on in Affiliate Investments	113
Net capital gain distributions received from Underlying PIMS Funds	398
Net change in unrealized appreciation on investments	1,465
Net Gain	1,976

Net Increase in Net Assets Resulting from Operations	$6,764

6	Annual Report	December 31, 2004	See accompanying notes

Statements of Changes in Net Assets

All Asset Portfolio

Amounts in thousands
	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$4,788	$39
Net realized gain on Affiliate Investments	113	6
Net capital gain distributions received from underlying PIMS Funds	398	15
Net change in unrealized appreciation on Affiliate Investments	1,465	27
Net increase resulting from operations	6,764	87

Distributions to Shareholders:

From net investment income
Administrative Class	(2,731)	(25)
Advisor Class	0	0
Class M	(475)	0

From net realized capital gains
Administrative Class	(98)	0
Advisor Class	0	0
Class M	(17)	0

Total Distributions	(3,321)	(25)

Portfolio Share Transactions:

Receipts for shares sold
Administrative Class	98,030	1,543
Advisor Class	10	0
Class M	18,815	0

Issued as reinvestment of distributions
Administrative Class	2,829	25
Advisor Class	0	0
Class M	492	0

Cost of shares redeemed
Administrative Class	(2,625)	(613)
Advisor Class	0	0
Class M	(1,472)	0
Net increase resulting from Portfolio share transactions	116,079	955

Total Increase in Net Assets	119,522	1,017

Net Assets:

Beginning of period	1,017	0
End of period*	$120,539	$1,017

*Including undistributed net investment income of:	$1,810	$24

See accompanying notes	December 31, 2004	Annual Report	7

Schedule of Investments

All Asset Portfolio (a)

December 31, 2004

Value
Shares	(000s)

PIMCO FUNDS (b) 99.4%

CommodityRealReturn Strategy	1,212,086	$18,000
Convertible	122,204	1,520
Emerging Markets Bond	1,417,265	15,392
European Convertible	210,812	2,728
Floating Income	1,080,102	11,082
Foreign Bond (Unhedged)	557,985	6,277
GNMA	800,806	8,865
High Yield	742,623	7,404
International StocksPLUS TR Strategy	495,924	5,088
Long-Term U.S. Government	190,692	2,073
Real Return	596,981	6,859
Real Return Asset	610,256	7,317
RealEstateRealReturn Strategy	368,477	3,737
StocksPLUS	1,028,232	10,313
StocksPLUS Total Return	803,069	10,287
Total Return	268,628	2,866

Total Investments 99.4%		$119,808
(Cost $118,315)
Other Assets and Liabilities (Net) 0.6%		731

Net Assets 100.0%		$120,539

Notes to Schedule of Investments:

(a) The Portfolio is investing in shares of an affiliated Fund.

(b) Institutional Class of each PIMCO Fund.

8	Annual Report	December 31, 2004	See accompanying notes

Notes to Financial Statements

December 31, 2004

1. Organization

The All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Administrative, Advisor and Class M. Information presented in these financial statements pertains to the Advisor Class of the Trust. Certain detailed information for the Administrative Class and Class M are provided separately and are available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Investments in Funds within the PIMS Trust are valued at their net asset value as reported by the underlying PIMS Funds.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Capital gain dividend income received from the Underlying PIMS Funds is recorded as a component of realized gain (loss) on the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The CommodityRealReturn Strategy Fund currently intends to gain most of its exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivatives instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and commodity-linked structured notes. The status of these swap contracts and other commodities-linked derivative instruments under tests to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) is not certain. For these purposes, the Portfolio is relying on an opinion of counsel (described below) and does not intend to obtain a ruling from the Internal Revenue Service (“Service”). Such opinion is not binding upon the Service and there is no assurance that the Service will not challenge the Portfolio’s status as a regulated investment company, or that, if it were to do so, it would not prevail. If the Portfolio were to fail to qualify as a regulated investment company in any year, then the Portfolio would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Portfolio’s earnings and profits. If the Portfolio were to fail to qualify as a regulated investment company and became subject to federal income tax, any shareholders of the Portfolio would be subject to the risk of diminished investment returns.

To the extent the All Asset Portfolio invests in the CommodityRealReturn Strategy Fund, an Underlying PIMS Fund with investments as described in the preceding paragraph, the All Asset Portfolio would be subject to the risk of diminished investment returns if the CommodityRealReturn Strategy Fund was to fail to qualify as a regulated investment company and was subject to federal income tax. Moreover, depending upon the composition of All Asset Portfolio’s investments, any failure of CommodityRealReturn Strategy Fund to qualify as a regulated investment company could jeopardize All Asset Portfolio’s own qualification, if it thereby failed to satisfy the asset diversification requirement.

December 31, 2004	Annual Report	9

Notes to Financial Statements (Cont.)

December 31, 2004

One of the requirements for qualification as a regulated investment company under Subchapter M of the Code is that the Portfolio derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income”). Counsel to the Portfolio has opined that certain commodity swap agreements entered into by the Portfolio should constitute securities for purposes of the Qualifying Income test. Existing authority does not fully address the treatment of such swaps under the Code or under related securities laws. The opinion is not binding on the Service and there is no assurance that the Service will not challenge the Portfolio’s status as a regulated investment company. If the Service were to challenge the Portfolio’s position and that challenge were upheld, or if the Portfolio were otherwise to fail to qualify as a regulated investment company, then the Portfolio would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Portfolio’s earnings and profits.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

Underlying PIMS Funds. The Underlying PIMS Funds are the Institutional Class shares of the PIMCO Funds: Pacific Investment Management Series, an affiliated open-end investment company, except All Asset and All Asset All Authority Funds. Though it is anticipated that the All Asset Portfolio will not currently invest in the European StocksPLUS Total Return Strategy, Far East (ex-Japan) StocksPLUS Total Return Strategy, Japanese StocksPLUS TR Strategy, StocksPLUS Municipal-Backed and StocksPLUS TR Short Strategy Funds, the Portfolio may invest in these Funds in the future, without shareholder approval, at the discretion of the Portfolio’s asset allocation sub-adviser.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.20%.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the All Asset Portfolio and selects the Underlying PIMS Funds in which the All Asset Portfolio invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.20% of the average daily net assets of the Portfolio.

PIMCO has contractually agreed, for the All Asset Portfolio’s current fiscal year, to reduce its Advisory Fee to the extent that the Underlying Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future period, not to exceed three years, provided total expenses, including such Recoupment, do not exceed the annual expense limit.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

10	Annual Report	December 31, 2004

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organization expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Administrative Class	0.60%
Advisor Class	0.70%
Class M	0.90%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived in prior periods and may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2003	12/31/2004
Amount Available for Reimbursement	$51	$0

For the current period ending December 31, 2004, each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets.

4. Risk Factors of the Portfolio

Investing in the Underlying PIMS Funds through the All Asset Portfolio involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMS Funds. Under certain circumstances, an Underlying PIMS Fund may pay a redemption request by the All Asset Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an Underlying PIMS Fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the Underlying PIMS Funds may invest in certain specified derivative securities, including: interest rate swaps; caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying PIMS Funds may invest in restricted securities, instruments issued by trusts, partnerships or other issuers, including pass-through certificated representing participation in, or debt instruments backed by, the securities owned by such issuers. The Underlying PIMS Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying PIMS Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivatives securities including future contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks. Accordingly, the All Asset Portfolio’s investment performance depends upon the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objectives of any Underlying PIMS Funds will be achieved.

The officers and directors of the Trust also serve as officers and directors/trustees of the Underlying PIMS Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the Underlying PIMS Funds.

5. Purchases and Sales of Securities

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2004 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$153,039	$35,748

December 31, 2004	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2004

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2004		Year Ended 12/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold

Administrative Class	8,679	$98,030	149	$1,543
Advisor Class	1	10	0	0
Class M	1,668	18,815	0	0

Issued as reinvestment of distributions

Administrative Class	244	2,829	2	25
Advisor Class	0	0	0	0
Class M	43	492	0	0

Cost of shares redeemed

Administrative Class	(229)	(2,625)	(57)	(613)
Advisor Class	0	0	0	0
Class M	(130)	(1,472)	0	0

Net increase resulting from Portfolio share transactions	10,276	$116,079	94	$955

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	1	88	*
Advisor	1	100	**
Class M	2	99

*	Allianz Life Insurance Co., an indirect wholly owned subsidiary of Allianz Global Investors of America L.P. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

**	Allianz Global Investors of America L.P., a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

12	Annual Report	December 31, 2004

7. Affiliated Transactions

The Underlying PIMS Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated funds for the year ended December 31, 2004 (amounts in thousands):

Underlying PIMS Fund	Market Value December 31, 2003	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation) December 31, 2004	Market Value December 31, 2004	Dividend Income	Net Capital and Realized Gain (Loss)
CommodityRealReturn Strategy	$69	$20,494	$2,056	$(395)	$18,000	$755	$(104)
Convertible	0	1,997	519	34	1,520	32	8
Emerging Markets Bond	59	17,412	2,360	305	15,392	593	24
European Convertible	74	3,110	588	127	2,728	156	14
Floating Income	0	11,024	0	57	11,082	24	0
Foreign Bond (Unhedged)	0	9,510	3,561	279	6,277	78	50
GNMA	8	9,390	506	(25)	8,865	145	0
High Yield	51	9,704	2,633	258	7,404	192	26
International StocksPLUS TR Strategy	0	6,004	690	(221)	5,088	561	55
Long-Term U.S. Government	0	2,966	850	(26)	2,073	54	27
Low Duration	22	6,193	6,203	0	0	47	(2)
Real Return	249	7,976	1,411	45	6,859	268	28
Real Return Asset	204	8,127	1,138	135	7,317	413	6
RealEstateRealReturn Strategy	0	6,897	3,176	(137)	3,737	1,127	153
Short-Term	0	5,461	5,460	0	0	10	1
StocksPLUS	70	12,889	3,202	535	10,313	337	25
StocksPLUS Total Return	132	10,501	884	530	10,287	219	200
Total Return	0	3,384	511	(8)	2,866	3	0
Totals	$938	$153,039	$35,748	$1,493	$119,808	$5,014	$511

8. Federal Income Tax Matters

As of December 31, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral
$ 1,810	$401	$(1)	$0	$0	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain foreign currency transactions.

As of December 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(2)
$ 118,514	$2,251	$(957)	$1,294

(2)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

For the fiscal year ended December 31, 2004, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(3)	Long-Term Capital Gain Distributions	Return of Capital
$ 3,305	$16	$0

(3)	Includes short-term capital gains.

December 31, 2004	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2004

9. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”), PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust (in their capacity as Trustees of the PIMS or MMS Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

14	Annual Report	December 31, 2004

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2004:

All Asset Portfolio	5.04%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

All Asset Portfolio	4.29%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

December 31, 2004	Annual Report	15

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Advisor Shareholders of the All Asset Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor share class presents fairly, in all material respects, the financial position of the All Asset Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the Advisor share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2005

16	Annual Report	December 31, 2004

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (45) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

R. Wesley Burns* (45) President and Trustee	08/1997 to present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Managing Director, PIMCO.	79	None

Non-Interested Trustees

E. Philip Cannon (64) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series.	111	None

Vern O. Curtis (70) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	79	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (65) Trustee	05/2000 to present	Private Investor and Business Advisor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Director, Freedom Communications; Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	79	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	79	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an "interested person" of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

December 31, 2004	Annual Report	17

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (41)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (34) Chief Compliance Officer	07/2004 to present	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (60)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (41)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (59)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
Henrik P. Larsen (34)	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President
Michael J. Willemsen (44) Vice President	08/1997 to present (since 02/2002 as Vice President )	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (58)	08/1997 to present	Specialist, PIMCO.
Secretary
John P. Hardaway (47)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (35)	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.
Assistant Treasurer

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

18	Annual Report	December 31, 2004

Investment Sub-Adviser

Research Affiliates, LLC

800 E. Colorado Boulevard

Pasadena, California 91101

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Portfolio’s voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling the Portfolio at 1-800-927-4648, visiting our website at http://www.pimco.com and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio is available by calling the Portfolio at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Portfolio’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling the Portfolio at 1-800-927-4648 or visiting our website at http://www.pimco.com. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

STOCKSPLUS GROWTH AND INCOME PORTFOLIO

INSTITUTIONAL CLASS

ANNUAL REPORT

December 31, 2004

Contents
Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	3
Financial Highlights	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Schedule of Investments	8
Notes to Financial Statements	11
Federal Income Tax Information	18
Report of Independent Registered Public Accounting Firm	19
Management of the Trust	20

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

All major fixed income sectors posted gains in fourth quarter 2004, capping a year in which bonds showed late strength. The 4.34% gain of the Lehman Brothers Aggregate Bond Index for the year came despite several major headwinds. These issues included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions when 2004 began that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004. The central bank raised the federal funds rate five times during the year for a total increase of 1.25%. The most recent move came on December 14, 2004 with an increase of 0.25%, leaving the federal funds rate at 2.25% at the end of the year. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on longer maturity Treasuries decreased in 2004. The yield on the benchmark ten-year Treasury ended the year at 4.22%, which was down 0.03% for the year. However, yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The relatively steep two- to ten-year portion of the yield curve flattened during the year. The difference between yields on securities maturing in two years versus ten years narrowed from 2.43% at the end of 2003 to 1.15% at the end of 2004.

On the following pages you will find a more complete review of the Portfolio as well as details about the total return investment performance for the one-year period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2005

December 31, 2004	Annual Report	1

Important Information About the Portfolio

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Portfolio does not apply to the stability of the Portfolio.

On the performance summary page in this annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example, which appears on the Portfolio’s individual page in this annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratio may vary period to period because of various factors such as increase in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and its counsel or litigation expense].

PIMCO Variable Insurance Trust is distributed by PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2004

StocksPLUS Growth and Income Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2004

             StocksPLUS Growth and Income
             Portfolio Institutional Class    S&P 500 Index
             -----------------------------    -------------
04/30/2000          $10,000.00                 $10,000.00
05/31/2000            9,803.18                   9,794.80
06/30/2000            9,999.26                  10,036.24
07/31/2000           10,037.63                   9,879.27
08/31/2000           10,567.14                  10,492.88
09/30/2000           10,012.21                   9,938.96
10/31/2000            9,926.57                   9,896.92
11/30/2000            9,179.16                   9,116.68
12/31/2000            9,208.97                   9,161.22
01/31/2001            9,558.99                   9,486.26
02/28/2001            8,675.60                   8,621.31
03/31/2001            8,125.56                   8,075.15
04/30/2001            8,708.94                   8,702.67
05/31/2001            8,817.28                   8,760.97
06/30/2001            8,604.93                   8,547.73
07/31/2001            8,570.91                   8,463.59
08/31/2001            8,052.24                   7,933.77
09/30/2001            7,403.23                   7,293.15
10/31/2001            7,567.36                   7,432.23
11/30/2001            7,567.36                   8,002.35
12/31/2001            8,170.01                   8,072.45
01/31/2002            8,082.72                   7,954.67
02/28/2002            7,960.52                   7,801.27
03/31/2002            8,238.47                   8,094.72
04/30/2002            7,764.19                   7,603.93
05/31/2002            7,720.27                   7,547.89
06/30/2002            7,158.19                   7,010.18
07/31/2002            6,549.17                   6,463.92
08/31/2002            6,663.92                   6,506.58
09/30/2002            5,945.84                   5,799.44
10/31/2002            6,487.99                   6,309.90
11/30/2002            6,887.93                   6,680.93
12/31/2002            6,529.55                   6,288.44
01/31/2003            6,385.84                   6,123.68
02/28/2003            6,322.97                   6,031.83
03/31/2003            6,401.67                   6,090.23
04/30/2003            6,934.39                   6,592.18
05/31/2003            7,313.62                   6,939.37
06/30/2003            7,397.21                   7,027.89
07/31/2003            7,487.75                   7,151.80
08/31/2003            7,650.73                   7,291.28
09/30/2003            7,602.58                   7,213.85
10/31/2003            8,011.32                   7,621.94
11/30/2003            8,083.98                   7,689.00
12/31/2003            8,517.08                   8,092.24
01/31/2004            8,672.93                   8,240.78
02/29/2004            8,819.62                   8,355.32
03/31/2004            8,689.63                   8,229.27
04/30/2004            8,505.72                   8,100.08
05/31/2004            8,616.07                   8,211.24
06/30/2004            8,775.01                   8,370.90
07/31/2004            8,489.27                   8,093.85
08/31/2004            8,553.79                   8,126.59
09/30/2004            8,634.40                   8,214.61
10/31/2004            8,791.72                   8,340.10
11/30/2004            9,143.39                   8,677.56
12/31/2004            9,453.21                   8,972.84

à$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2004

		1 Year	Since Inception*
	StocksPLUS Growth and Income Portfolio Institutional Class (Inception 04/28/00)	10.99%	–1.19%
- - - - - - -	S&P 500 Index	10.88%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

SECTOR BREAKDOWN‡

Short-Term Instruments‡‡	59.8%
U.S. Treasury Obligations	10.0%
Corporate Bonds & Notes	8.3%
Foreign Currency-Denominated Issues	6.4%
Mortgage-Backed Securities	5.1%
Other	10.4%

‡ % of Total Investments as of December 31, 2004

‡‡ Primarily serving as collateral for equity-linked derivative positions.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,077.30	$1,022.62
Expenses Paid During Period†	$2.61	$2.54

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The StocksPLUS Growth and Income Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments.

•	The S&P 500 Index, posted a total return of 10.88% for the 12-month period ended December 31, 2004.

•	The Portfolio’s Institutional Class outperformed the Index by returning 10.99% for the same period.

•	Short-term interest rates rose during 2004, resulting in negative fixed income returns. While the structural yield advantage provided by non-money market holdings boosted returns, this yield contribution was overshadowed by the rise in short maturity rates.

•	Non-U.S. positions, mainly short maturity Eurozone issues, added value amid expectations for slower growth and lower inflation in Europe.

•	Real return bond investments continued to outperform in 2004, adding value versus like-duration nominal bonds as real yields fell.

•	Exposure to mortgage and corporate securities provided diversification and incremental yield relative to money markets; both sectors also benefited from spread narrowing in 2004.

•	A small allocation to emerging market bonds added value, as improving credit quality and strong commodity prices supported emerging market bonds.

December 31, 2004	Annual Report	3

Financial Highlights

StocksPLUS Growth and Income Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2004	12/31/2003	12/31/2002		12/31/2001		04/28/2000- 12/31/2000

Net asset value beginning of period	$9.29	$7.27	$9.36		$11.05		$13.21
Net investment income** (a)	0.15	0.14	0.26		0.49		0.57
Net realized/unrealized gain (loss) on investments** (a)	0.86	2.06	(2.13)		(1.75)		(1.56)
Total income (loss) from investment operations	1.01	2.20	(1.87)		(1.26)		(0.99)
Dividends from net investment income	(0.16)	(0.18)	(0.22)		(0.43)		(0.63)
Distributions from net realized capital gains	0.00	0.00	0.00		0.00		(0.54)
Total distributions	(0.16)	(0.18)	(0.22)		(0.43)		(1.17)
Net asset value end of year	$10.14	$9.29	$7.27		$9.36		$11.05
Total return	10.99%	30.44%	(20.08)%		(11.28)%		(7.91)%
Net assets end of year (000s)	$3,560	$2,203	$786		$187		$63
Ratio of net expenses to average net assets	0.50%	0.50%	0.50	%(d)	0.52	%(b)(c)	0.50%*
Ratio of net investment income to average net assets**	1.55%	1.65%	3.28%		4.98%		6.41%
Portfolio turnover rate	249%	134%	192%		547%		350%

*	Annualized
**	As a result of a change in generally accepted accounting principles, the Portfolio has reclassified periodic payments made or received for certain derivative instruments, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. The effects of these reclassifications are noted in the Notes to Financials.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.50%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.53%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.51%.

4	Annual Report	December 31, 2004	See accompanying notes

Statement of Assets and Liabilities

StocksPLUS Growth and Income Portfolio

December 31, 2004

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$267,412
Cash	1,359
Foreign currency, at value	1,297
Receivable for investments sold on delayed delivery basis	27,884
Unrealized appreciation on forward foreign currency contracts	23
Receivable for Portfolio shares sold	11
Interest and dividends receivable	1,080
Variation margin receivable	816
Unrealized appreciation on swap agreements	339
300,221

Liabilities:

Unrealized depreciation on forward foreign currency contracts	$278
Payable for short sale	28,174
Payable for Portfolio shares redeemed	52
Accrued investment advisory fee	97
Accrued administration fee	24
Accrued servicing fee	37
Variation margin payable	903
Swap premiums received	97
Unrealized depreciation on swap agreements	148
29,810

Net Assets	$270,411

Net Assets Consist of:

Paid in capital	$335,426
Undistributed net investment income	1,404
Accumulated undistributed net realized (loss)	(73,408)
Net unrealized appreciation	6,989
$270,411

Net Assets:

Institutional Class	$3,560
Administrative Class	266,851

Shares Issued and Outstanding:

Institutional Class	351
Administrative Class	26,449

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.14
Administrative Class	10.09

Cost of Investments Owned	$266,279
Cost of Foreign Currency Held	$1,289

See accompanying notes	December 31, 2004	Annual Report	5

Statement of Operations

StocksPLUS Growth and Income Portfolio

Amounts in thousands
Year Ended December 31, 2004

Investment Income:
Interest	$5,363
Dividends	70
Miscellaneous income	1
Total Income	5,434

Expenses:

Investment advisory fees	1,068
Administration fees	267
Servicing fees - Administrative Class	395
Trustees’ fees	4
Total Expenses	1,734

Net Investment Income	3,700

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(729)
Net realized gain on futures contracts, options, and swaps	29,702
Net realized (loss) on foreign currency transactions	(405)
Net change in unrealized appreciation on investments	610
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(5,532)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(238)
Net Gain	23,408

Net Increase in Net Assets Resulting from Operations	$27,108

6	Annual Report	December 31, 2004	See accompanying notes

Statements of Changes in Net Assets

StocksPLUS Growth and Income Portfolio

Amounts in thousands
	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$3,700	$3,744
Net realized gain	28,568	49,061
Net change in unrealized appreciation (depreciation)	(5,160)	12,945
Net increase resulting from operations	27,108	65,750

Distributions to Shareholders:

From net investment income
Institutional Class	(61)	(39)
Administrative Class	(4,442)	(5,180)

Total Distributions	(4,503)	(5,219)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	2,388	1,004
Administrative Class	19,773	59,278

Issued as reinvestment of distributions
Institutional Class	61	39
Administrative Class	4,442	5,180

Cost of shares redeemed
Institutional Class	(1,400)	(51)
Administrative Class	(47,541)	(75,677)
Net (decrease) resulting from Portfolio share transactions	(22,277)	(10,227)

Total Increase in Net Assets	328	50,304

Net Assets:

Beginning of period	270,083	219,779
End of period*	$270,411	$270,083

*Including undistributed (overdistributed) net investment income of:	$1,404	$(171)

See accompanying notes	December 31, 2004	Annual Report	7

Schedule of Investments

StocksPLUS Growth and Income Portfolio

December 31, 2004

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 8.2%
Banking & Finance 3.9%
Ford Motor Credit Co.
7.500% due 03/15/2005	$2,000	$2,017
7.750% due 03/15/2005	100	101
7.600% due 08/01/2005	500	512
General Motors Acceptance Corp.
4.438% due 03/04/2005 (a)	900	902
5.250% due 05/16/2005	400	404
3.329% due 10/20/2005 (a)	1,500	1,506
Pemex Project Funding Master Trust
3.540% due 01/07/2005 (a)	3,900	3,901
Verizon Wireless Capital LLC
2.415% due 05/23/2005 (a)	1,100	1,100

		10,443

Industrials 3.1%
AOL Time Warner, Inc.
5.625% due 05/01/2005	400	404
Cox Communications, Inc.
3.040% due 12/14/2007 (a)	200	200
DaimlerChrysler North America Holding Corp.
7.400% due 01/20/2005	2,400	2,404
3.349% due 09/26/2005 (a)	200	201
Delhaize America, Inc.
7.375% due 04/15/2006	2,200	2,321
Enron Credit Linked Notes Trust
8.000% due 08/15/2005 (b)	1,700	897
HJ Heinz Co.
6.189% due 12/01/2005 (a)	800	831
Tyco International Group S.A.
6.375% due 06/15/2005	1,200	1,218

		8,476

Utilities 1.2%
Pacific Gas & Electric Co.
3.260% due 04/03/2006 (a)	1,650	1,651
Sprint Capital Corp.
7.125% due 01/30/2006	200	208
TXU Energy Co. LLC
2.838% due 01/17/2006 (a)	1,350	1,354

		3,213

Total Corporate Bonds & Notes (Cost $22,890)		22,132

MUNICIPAL BONDS & NOTES 0.5%

Golden State Tobacco Securitization Agency Revenue Bonds, Series 2003
5.000% due 06/01/2021	905	910
North Carolina State Educational Assistance Authority Revenue Bonds, (GTD Insured), Series 2000
2.560% due 06/01/2009 (a)	513	513

Total Municipal Bonds & Notes (Cost $1,414)		1,423

U.S. GOVERNMENT AGENCIES 4.0%

Fannie Mae
4.802% due 12/01/2036 (a)	730	742
5.000% due 12/01/2017-09/01/2018 (d)	1,492	1,518
5.063% due 09/01/2034 (a)	763	765
5.156% due 04/01/2033 (a)	477	487
6.000% due 04/01/2013-11/01/2033 (d)	583	611
6.500% due 09/01/2005	3	3
8.000% due 05/01/2030-09/01/2031 (d)	102	111
Freddie Mac
5.500% due 11/15/2015-08/15/2030 (d)	368	368
6.000% due 07/01/2016-05/01/2033 (d)	1,844	1,910
6.500% due 10/25/2043	944	986

Government National Mortgage Association
3.375% due 04/20/2024-05/20/2028 (a)(d)	$2,136	$2,173
3.750% due 08/20/2024 (a)	33	33
4.000% due 11/20/2029 (a)	354	361
8.000% due 04/15/2027-02/15/2031 (d)	635	690
8.500% due 04/20/2030	8	8

Total U.S. Government Agencies (Cost $10,771)		10,766

U.S. TREASURY OBLIGATIONS 9.9%

Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007	3,735	3,957
3.625% due 01/15/2008	19,497	21,244
3.875% due 01/15/2009	116	130
4.250% due 01/15/2010	227	263
0.875% due 04/15/2010	101	100
3.500% due 01/15/2011	329	374
3.000% due 07/15/2012	531	593

Total U.S. Treasury Obligations (Cost $25,721)		26,661

MORTGAGE-BACKED SECURITIES 5.1%

Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	478	493
Bear Stearns Adjustable Rate Mortgage Trust
5.938% due 06/25/2032 (a)	173	176
5.352% due 02/25/2033 (a)	442	447
4.299% due 01/25/2034 (a)	550	553
4.771% due 01/25/2034 (a)	1,049	1,054
Countrywide Alternative Loan Trust
6.000% due 10/25/2033	921	935
CS First Boston Mortgage Securities Corp.
2.817% due 02/25/2032 (a)	50	50
1.430% due 03/25/2032 (a)	502	501
1.727% due 03/25/2032 (a)	1,167	1,171
5.738% due 05/25/2032 (a)	255	258
5.082% due 06/25/2032 (a)	82	82
6.269% due 06/25/2032 (a)	113	114
DLJ Mortgage Acceptance Corp.
2.917% due 06/25/2026 (a)	67	68
GSR Mortgage Loan Trust
2.767% due 01/25/2034 (a)	211	211
Impac CMB Trust
2.797% due 10/25/2033 (a)	131	131
Mellon Residential Funding Corp.
2.642% due 06/15/2030 (a)	1,366	1,363
Merrill Lynch Mortgage Investors, Inc.
4.910% due 12/25/2032 (a)	226	225
Morgan Stanley Dean Witter Capital I, Inc.
5.500% due 04/25/2017	198	201
Prime Mortgage Trust
2.817% due 02/25/2019 (a)	106	106
2.817% due 02/25/2034 (a)	313	314
Resecuritization Mortgage Trust
2.667% due 04/26/2021 (a)	15	15
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	460	474
Salomon Brothers Mortgage Securities VII, Inc.
4.498% due 12/25/2030 (a)	444	452
Structured Asset Securities Corp.
2.717% due 10/25/2027 (a)	558	558
Washington Mutual Mortgage Securities Corp.
6.000% due 03/25/2017	95	95
5.396% due 02/25/2033 (a)	1,047	1,054
3.181% due 02/27/2034 (a)	739	741
2.994% due 08/25/2042 (a)	1,897	1,914

Total Mortgage-Backed Securities (Cost $13,784)		13,756

ASSET-BACKED SECURITIES 3.1%

Ameriquest Mortgage Securities, Inc.
2.727% due 04/25/2032 (a)		$10	$10
Amortizing Residential Collateral Trust
2.737% due 07/25/2032 (a)		124	124
Argent Securities, Inc.
2.527% due 05/25/2034 (a)		1,526	1,527
Chase Funding Mortgage Loan Asset-Backed Certificates
2.527% due 09/25/2021 (a)		805	806
2.787% due 10/25/2032 (a)		300	301
Countrywide Asset-Backed Certificates
2.507% due 06/25/2022 (a)		1,049	1,050
2.560% due 05/25/2023 (a)		1,300	1,301
2.677% due 05/25/2032 (a)		272	273
CS First Boston Mortgage Securities Corp.
2.727% due 01/25/2032 (a)		202	202
2.747% due 05/25/2043 (a)		200	200
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.547% due 10/25/2034 (a)		551	550
Home Equity Mortgage Trust
2.667% due 04/25/2034 (a)		84	84
Impac CMB Trust
2.667% due 04/25/2034 (a)		771	772
Merrill Lynch CLO Pilgrim-3
2.860% due 06/23/2010 (a)		277	275
Residential Asset Securities Corp.
2.537% due 06/25/2025 (a)		385	385
Structured Asset Investment Loan Trust
2.557% due 08/25/2010 (a)		3	3
Structured Asset Securities Corp.
2.537% due 06/25/2034 (a)		430	430

Total Asset-Backed Securities (Cost $8,290)			8,293

SOVEREIGN ISSUES 1.6%

Republic of Brazil
3.063% due 04/15/2006 (a)		624	626
3.125% due 04/15/2009 (a)		1,006	998
3.125% due 04/15/2009 (a)		106	105
Russian Federation
8.750% due 07/24/2005		1,700	1,749
United Mexican States
2.752% due 01/13/2009 (a)		900	913

Total Sovereign Issues (Cost $4,324)			4,391

FOREIGN CURRENCY-DENOMINATED ISSUES 6.3%

Bundesschatzanweisungen
2.000% due 06/17/2005	EC	12,600	17,113

Total Foreign Currency-Denominated Issues (Cost $16,311)			17,113

PURCHASED PUT OPTIONS 0.0%
	# of Contracts
Eurodollar June Futures (CME)
Strike @ 95.000 Exp. 06/13/2005		160	1
Strike @ 94.500 Exp. 06/13/2005		110	1
Eurodollar March Futures (CME)
Strike @ 93.250 Exp. 03/14/2005		36	0
Eurodollar September Futures (CME)
Strike @ 93.750 Exp. 09/19/2005		30	0
Strike @ 93.250 Exp. 09/19/2005		259	3
S&P 500 Index March Futures (CME)
Strike @ 700 Exp. 03/18/2005		652	0

Total Purchased Put Options (Cost $25)			5

8	Annual Report	December 31, 2004	See accompanying notes

Value
Shares	(000s)

PREFERRED SECURITY 0.7%

DG Funding Trust
3.360% due 12/29/2049 (a)	173	$1,851

Total Preferred Security (Cost $1,823)		1,851

PREFERRED STOCK 0.4%

Fannie Mae
7.000% due 12/31/2049 (a)	20,100	1,144

Total Preferred Stock (Cost $1,005)		1,144

SHORT-TERM INSTRUMENTS 59.1%
	Principal Amount (000s)
Certificates of Deposit 2.0%
Citibank, N.A.
2.380% due 03/07/2005	$5,300	5,277

Commercial Paper 51.0%
Anz National International Ltd.
2.050% due 01/28/2005	3,400	3,395
Barclays U.S. Funding Corp.
2.340% due 02/28/2005	1,600	1,594
2.480% due 04/18/2005	3,300	3,275
CDC Commercial Corp.
2.040% due 02/22/2005	4,900	4,886
2.100% due 02/23/2005	1,800	1,795
Danske Corp.
2.390% due 03/15/2005	4,000	3,980
2.440% due 03/23/2005	2,800	2,784
Delphi Corp.
2.090% due 04/11/2005	1,200	1,192
Dexia Delaware LLC
2.040% due 01/25/2005	5,200	5,193
2.060% due 01/26/2005	1,300	1,298
2.410% due 03/14/2005	1,500	1,493
Fannie Mae
1.980% due 01/24/2005	5,600	5,594
1.986% due 01/26/2005	2,600	2,597
1.993% due 01/26/2005	5,000	4,993
2.073% due 02/02/2005	2,600	2,595
2.044% due 02/04/2005	200	200
2.175% due 02/09/2005	2,000	1,995
2.210% due 02/16/2005	200	199
2.221% due 02/23/2005	1,700	1,695
2.230% due 02/23/2005	100	100
2.248% due 03/02/2005	2,400	2,391
2.299% due 03/02/2005	2,400	2,391
2.130% due 03/03/2005	1,200	1,196
2.230% due 03/15/2005	800	796
Federal Home Loan Bank
1.969% due 01/19/2005	1,000	999
5.500% due 03/02/2005	2,700	2,690
2.313% due 03/04/2005	2,700	2,689
2.340% due 03/11/2005	5,300	5,275
Freddie Mac
2.105% due 01/10/2005	100	100
1.928% due 01/11/2005	2,200	2,199
1.985% due 01/25/2005	100	100
2.160% due 02/08/2005	2,600	2,594
2.161% due 02/15/2005	3,800	3,790
2.190% due 02/15/2005	3,500	3,491
2.200% due 03/08/2005	2,500	2,489
General Electric Capital Corp.
2.040% due 02/04/2005	100	100
2.280% due 02/23/2005	3,500	3,489
2.320% due 02/24/2005	4,200	4,186
HBOS Treasury Services PLC
2.130% due 02/02/2005	2,400	2,396
2.410% due 03/14/2005	5,600	5,572
2.435% due 03/22/2005	100	99

National Australia Funding, Inc.
2.295% due 01/10/2005	$7,400	$7,397
Nestle Capital Corp.
2.220% due 02/15/2005	7,300	7,281
Rabobank USA Financial Corp.
2.170% due 01/03/2005	2,600	2,600
Royal Bank of Scotland PLC
2.410% due 03/15/2005	600	597
Spintab AB
2.365% due 02/11/2005	7,300	7,281
UBS Finance, Inc.
2.370% due 03/10/2005	5,600	5,574
Westpac Trust Securities NZ Ltd. London
2.390% due 03/09/2005	7,400	7,366

		137,981

Repurchase Agreement 2.2%
State Street Bank
1.900% due 01/03/2005	6,010	6,010

(Dated 12/31/2004. Collateralized by Freddie Mac 2.125% due 11/15/2005 valued at $6,130. Repurchase proceeds are $6,011.)
U.S. Treasury Bills 3.9%
2.187% due 03/03/2005-03/17/2005 (d)(e)	10,650	10,609

Total Short-Term Instruments		159,877
(Cost $159,921)

Total Investments (i) 98.9%		$267,412
(Cost $266,279)
Other Assets and Liabilities (Net) 1.1%		2,999

Net Assets 100.0%		$270,411

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Security is in default.

(c) Principal amount of security is adjusted for inflation.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Securities with an aggregate market value of $22,197 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)

Eurodollar June Long Futures	06/2005	22	$(10)
Eurodollar September Long Futures	09/2005	168	(67)
Eurodollar December Long Futures	12/2005	189	(50)
Euribor Purchase Put Options Strike @ 94.500	06/2005	90	(1)
Euribor Purchased Put Options Strike @ 93.250	12/2005	56	(1)
Euribor Purchased Put Options Strike @ 94.250	12/2005	132	(2)
Euribor Purchased Put Options Strike @ 95.000	03/2005	47	(1)
Euribor Written Put Options Strike @ 97.750	06/2005	484	(43)

Euro-Bund 10-Year Note Long Futures	03/2005	2	$1
Government of Japan 10-Year Note Long Futures	03/2005	3	0
S&P 500 Index March Long Futures	03/2005	839	6,196
U.S. Treasury 10-Year Note Long Futures	03/2005	187	95
United Kingdom 90-Day LIBOR Purchased Put Options Strike @ 93.500	06/2005	234	(3)
United Kingdom 90-Day LIBOR Written Put Options Strike @ 94.250	06/2005	234	79

			$6,193

See accompanying notes	December 31, 2004	Annual Report	9

Schedule of Investments (Cont.)

StocksPLUS Growth and Income Portfolio

December 31, 2004

(f) Swap agreements outstanding at December 31, 2004:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	2.000%	06/15/2012	JY	130,000	$(56)
Morgan Stanley Dean Witter & Co.	6-month JY-LIBOR	Receive	2.000%	06/15/2012		260,000	(92)
Barclays Bank PLC	3-month USD LIBOR	Pay	4.000%	06/15/2010		$700	0
Greenwich Capital Markets, Inc.	3-month USD-LIBOR	Pay	4.000%	06/15/2010		1,900	11

							$(137)

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed rate	Expiration Date	Notional Amount	Unrealized Appreciation
Morgan Stanley Dean Witter & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.700%	05/24/2005	$1,800	$1
Morgan Stanley Dean Witter & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	1.000%	07/20/2005	700	5

						$6

Total Return Swaps
Counterparty		Receive total return	Pay	Expiration Date	# of Contracts	Unrealized Appreciation
Credit Suisse First Boston		S&P 500 Index	1-month USD-LIBOR plus 0.040%	04/29/2005	3,581	$200
Credit Suisse First Boston		S&P 500 Index	1-month USD-LIBOR plus 0.050%	06/17/2005	4,809	122

						$322

(g) Short sales open at December 31, 2004 were as follows:
Type		Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Note		3.625	05/15/2013	$5,000	$4,873	$4,825
U.S. Treasury Note		4.250	11/15/2013	4,400	4,458	4,369
U.S. Treasury Note		4.000	02/15/2014	18,800	18,843	18,339

					$28,174	$27,533

(h) Forward foreign currency contracts outstanding at December 31, 2004:
Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EC	502	01/2005	$17	$0	$17
Sell		14,102	01/2005	0	(278)	(278)
Buy	JY	409,848	01/2005	6	0	6
Sell		13,516	01/2005	0	0	0

				$23	$(278)	$(255)

(i) As of December 31, 2004, portfolio securities with aggregate market value of $4,093 were valued with reference to securities whose prices are more readily obtainable.

10	Annual Report	December 31, 2004	See accompanying notes

Notes to Financial Statements

December 31, 2004

1. Organization

The StocksPLUS Growth and Income Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable

December 31, 2004	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2004

income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Currency symbols utilized throughout reports are defined as follows:

EC  -   Euro

JY  -  Japanese Yen

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are

12	Annual Report	December 31, 2004

exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage their exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. There was no effect on the Portfolio’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period. Reclassification from net investment income to net realized gain/loss and net change in unrealized gain/loss in the Statement of Operations and Statement of Changes in Net Assets is as follows:

	12/31/2004	12/31/2003	12/31/2002	12/31/2001	12/31/2000
Net Investment Income Increase (Decrease)	$(1,176,054)	$(1,563,813)	$1,019,736	$1,054,587	$1,169,943
Net Realized Gain/Loss Increase (Decrease)	1,143,335	1,004,989	(717,035)	(1,067,039)	(1,195,138)
Net Change in Unrealized Gain/Loss Increase (Decrease)	32,719	558,824	(302,701)	12,452	25,195

The effect of the reclassification to the Financial Highlights is as follows:

	12/31/2004	12/31/2003	12/31/2002	12/31/2001	12/31/2000
Net Investment Income Increase (Decrease)	$(0.04)	$(0.05)	$0.03	$0.04	$0.08
Net Realized/Unrealized Gain (Loss) on Investments Increase (Decrease)	0.04	0.05	(0.03)	(0.04)	(0.08)
Ratio of Net Investment Income to Average Net Assets Increase (Decrease)	(0.47)%	(0.66)%	0.44%	0.38%	0.61%

December 31, 2004	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2004

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.40%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.10%.

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ending December 31, 2004, each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2004 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$193,047	$187,250	$90,192	$52,451

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2003	$88
Sales	182
Closing Buys	0
Expirations	(270)
Exercised	0
Balance at 12/31/2004	$0

14	Annual Report	December 31, 2004

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2004		Year Ended 12/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	253	$2,388	131	$1,004
Administrative Class	2,102	19,773	7,716	59,278

Issued as reinvestment of distributions

Institutional Class	6	61	4	39
Administrative Class	458	4,442	610	5,180

Cost of shares redeemed

Institutional Class	(145)	(1,400)	(6)	(51)
Administrative Class	(5,048)	(47,541)	(9,593)	(75,677)

Net decrease resulting from Portfolio share transactions	(2,374)	$(22,277)	(1,138)	$(10,227)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	3	99
Administrative Class	3	90	*

*	One of the shareholders, Allianz Life Insurance Co., is an indirect wholly owned subsidiary of Allianz Global Investors of America L.P. and a related party to the Portfolio.

7. Federal Income Tax Matters

As of December 31, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(2)	Post-October Deferral(3)
$ 2,162	$0	$(554)	$0	$(67,168)	$(510)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, foreign currency transactions, swap contracts and tax straddle deferrals.

(2)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.

(3)	Capital losses realized during the period November 1, 2004 through December 31, 2004 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2004, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands):

Expiration of Accumulated Capital Losses
2008	2009	2010	2011
$ 0	$9,079	$58,089	$0

December 31, 2004	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2004

As of December 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$ 266,357	$$2,133	$(1,078)	$1,055

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to tax straddle deferrals for federal income tax purposes.

For the fiscal year ended December 31, 2004, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
$ 4,503	$0	$0

The Portfolio did not distribute capital gains during the fiscal year due to accumulated capital losses. The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”), PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust (in their capacity as Trustees of the PIMS or MMS Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a

16	Annual Report	December 31, 2004

temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

December 31, 2004	Annual Report	17

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2004:

StocksPLUS Growth and Income Portfolio	6.34%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

StocksPLUS Growth and Income Portfolio	2.81%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

18	Annual Report	December 31, 2004

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Institutional Shareholders of

the StocksPLUS Growth and Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the StocksPLUS Growth and Income Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2005

December 31, 2004	Annual Report	19

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (45) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

R. Wesley Burns* (45) President and Trustee	08/1997 to present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Managing Director, PIMCO.	79	None

Non-Interested Trustees

E. Philip Cannon (64) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series.	111	None

Vern O. Curtis (70) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	79	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (65) Trustee	05/2000 to present	Private Investor and Business Advisor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Director, Freedom Communications; Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	79	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	79	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an "interested person" of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

20	Annual Report	December 31, 2004

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (41)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (34) Chief Compliance Officer	07/2004 to present	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (60)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (41)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (59)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
Henrik P. Larsen (34)	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President
Michael J. Willemsen (44) Vice President	08/1997 to present (since 02/2002 as Vice President )	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (58)	08/1997 to present	Specialist, PIMCO.
Secretary
John P. Hardaway (47)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (35)	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.
Assistant Treasurer

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2004	Annual Report	21

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Portfolio’s voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling the Portfolio at 1-800-927-4648, visiting our website at http://www.pimco.com and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio is available by calling the Portfolio at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Portfolio’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling the Portfolio at 1-800-927-4648 or visiting our website at http://www.pimco.com. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

LONG-TERM U.S. GOVERNMENT PORTFOLIO

INSTITUTIONAL CLASS

ANNUAL REPORT

December 31, 2004

Contents
Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	3
Financial Highlights	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Schedule of Investments	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	16
Management of the Trust	17

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

All major fixed income sectors posted gains in fourth quarter 2004, capping a year in which bonds showed late strength. The 4.34% gain of the Lehman Brothers Aggregate Bond Index for the year came despite several major headwinds. These issues included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions when 2004 began that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004. The central bank raised the federal funds rate five times during the year for a total increase of 1.25%. The most recent move came on December 14, 2004 with an increase of 0.25%, leaving the federal funds rate at 2.25% at the end of the year. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on longer maturity Treasuries decreased in 2004. The yield on the benchmark ten-year Treasury ended the year at 4.22%, which was down 0.03% for the year. However, yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The relatively steep two- to ten-year portion of the yield curve flattened during the year. The difference between yields on securities maturing in two years versus ten years narrowed from 2.43% at the end of 2003 to 1.15% at the end of 2004.

On the following pages you will find a more complete review of the Portfolio as well as details about the total return investment performance for the one-year period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2005

December 31, 2004	Annual Report	1

Important Information About the Portfolio

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Portfolio does not apply to the stability of the Portfolio.

On the performance summary page in this annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example, which appears on the Portfolio’s individual page in this annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratio may vary period to period because of various factors such as increase in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and its counsel or litigation expense].

PIMCO Variable Insurance Trust is distributed by PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2004

Long-Term U.S. Government Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2004

             Long-Term U.S. Government      Lehman Brothers
                      Portfolio            Long-Term Treasury
                 Institutional Class             Index
             -------------------------     ------------------
04/30/2000           $10,000.00               $10,000.00
05/31/2000             9,956.67                 9,964.00
06/30/2000            10,206.84                10,180.22
07/31/2000            10,414.42                10,355.32
08/31/2000            10,667.51                10,591.42
09/30/2000            10,551.98                10,463.26
10/31/2000            10,764.60                10,626.49
11/30/2000            11,097.43                10,962.29
12/31/2000            11,428.72                11,219.90
01/31/2001            11,484.58                11,238.98
02/28/2001            11,708.37                11,431.16
03/31/2001            11,657.22                11,374.01
04/30/2001            11,320.27                11,064.63
05/31/2001            11,346.34                11,079.02
06/30/2001            11,443.02                11,174.30
07/31/2001            11,907.79                11,589.98
08/31/2001            12,192.19                11,838.01
09/30/2001            12,328.36                11,926.79
10/31/2001            12,935.29                12,512.40
11/30/2001            12,345.83                11,917.56
12/31/2001            12,118.28                11,693.51
01/31/2002            12,311.17                11,844.36
02/28/2002            12,531.99                11,981.76
03/31/2002            12,015.52                11,497.69
04/30/2002            12,509.08                11,934.61
05/31/2002            12,571.87                11,971.60
06/30/2002            12,779.15                12,186.54
07/31/2002            13,163.67                12,561.88
08/31/2002            13,690.04                13,110.84
09/30/2002            14,173.34                13,657.24
10/31/2002            13,740.91                13,264.94
11/30/2002            13,673.52                13,118.30
12/31/2002            14,271.89                13,655.64
01/31/2003            14,196.59                13,609.49
02/28/2003            14,618.07                14,021.44
03/31/2003            14,436.94                13,845.13
04/30/2003            14,608.70                13,985.71
05/31/2003            15,400.05                14,772.13
06/30/2003            15,177.92                14,546.76
07/31/2003            13,904.86                13,245.77
08/31/2003            14,128.43                13,456.97
09/30/2003            14,940.71                14,157.56
10/31/2003            14,568.98                13,763.68
11/30/2003            14,654.70                13,830.26
12/31/2003            14,850.48                13,994.75
01/31/2004            15,086.29                14,234.77
02/29/2004            15,432.71                14,518.45
03/31/2004            15,703.10                14,738.87
04/30/2004            14,807.10                13,912.02
05/31/2004            14,707.85                13,843.65
06/30/2004            14,836.78                13,970.31
07/31/2004            15,127.82                14,206.61
08/31/2004            15,705.95                14,733.81
09/30/2004            15,797.88                14,858.31
10/31/2004            16,018.85                15,076.90
11/30/2004            15,619.66                14,741.31
12/31/2004            15,998.40                15,072.97

à$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2004

		1 Year	Since Inception*
	Long-Term U.S. Government Portfolio Institutional Class (Inception 04/10/00)	7.73%	9.83%
- - - - - - -	Lehman Brothers Long-Term Treasury Index	7.70%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

SECTOR BREAKDOWN‡

U.S. Government Agencies	30.8%
Short-Term Instruments	29.8%
Mortgage-Backed Securities	13.7%
Corporate Bonds & Notes	11.1%
U.S. Treasury Obligations	7.6%
Other	7.0%

‡ % of Total Investments as of December 31, 2004

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,078.30	$1,022.62
Expenses Paid During Period†	$2.61	$2.54

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Long-Term U.S. Government Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises.

•	For the 12-month period ended December 31, 2004, the Portfolio’s Institutional Class shares performed in line with the Lehman Brothers Long-Term Treasury Index, returning 7.73% versus 7.70% for the Index.

•	As the yield curve flattened over the year, and as short/intermediate rates rose the most, the Portfolio’s focus on the intermediate portion of the curve hurt relative returns and was the primary reason for the Portfolio’s underperformance.

•	The Portfolio’s defensive duration posture was a modest negative for relative performance, as U.S. interest rates on longer maturity Treasuries declined.

•	Exposure to high quality, long maturity agency debt slightly boosted returns as this sector outperformed Treasuries of similar duration over the year.

•	As investors around the world were drawn to corporate bonds for their extra yield, the Portfolio’s modest exposure to longer duration corporates added to relative returns. Corporate issues outperformed government securities in duration-adjusted returns for 2004.

December 31, 2004	Annual Report	3

Financial Highlights

Long-Term U.S. Government Portfolio (Institutional Class)

Selected Per Share Data for the Year Ended:	12/31/2004	12/31/2003		12/31/2002		12/31/2001	04/10/2000- 12/31/2000

Net asset value beginning of period	$11.01	$11.09		$10.27		$10.56	$9.90
Net investment income (a)	0.36	0.32		0.46		0.54	0.43
Net realized/unrealized gain on investments (a)	0.48	0.12		1.31		0.08	0.66
Total income from investment operations	0.84	0.44		1.77		0.62	1.09
Dividends from net investment income	(0.36)	(0.35)		(0.46)		(0.54)	(0.43)
Distributions from net realized capital gains	(0.30)	(0.17)		(0.49)		(0.37)	0.00
Total distributions	(0.66)	(0.52)		(0.95)		(0.91)	(0.43)
Net asset value end of year	$11.19	$11.01		$11.09		$10.27	$10.56
Total return	7.73%	4.05%		17.77%		6.03%	11.32%
Net assets end of year (000s)	$311	$13		$13		$11	$10
Ratio of net expenses to average net assets	0.50%	0.51	%(c)	0.50	%(b)	0.50%	0.50%*
Ratio of net investment income to average net assets	3.22%	2.85%		4.22%		5.05%	5.97%*
Portfolio turnover rate	237%	619%		586%		457%	553%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.51%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.50%.

4	Annual Report	December 31, 2004	See accompanying notes

Statement of Assets and Liabilities

Long-Term U.S. Government Portfolio

December 31, 2004

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$91,256
Cash	3
Receivable for Portfolio shares sold	17
Interest and dividends receivable	780
Variation margin receivable	321
Swap premiums paid	131
92,508

Liabilities:

Written options outstanding	7
Accrued investment advisory fee	21
Accrued administration fee	21
Accrued servicing fee	10
Unrealized depreciation on swap agreements	16
75

Net Assets	$92,433

Net Assets Consist of:

Paid in capital	$88,977
Undistributed net investment income	758
Accumulated undistributed net realized gain	438
Net unrealized appreciation	2,260
$92,433

Net Assets:

Institutional Class	$311
Administrative Class	92,122

Shares Issued and Outstanding:

Institutional Class	28
Administrative Class	8,230

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$11.19
Administrative Class	11.19

Cost of Investments Owned	$89,638

See accompanying notes	December 31, 2004	Annual Report	5

Statement of Operations

Long-Term U.S. Government Portfolio

Amounts in thousands
Year Ended December 31, 2004
Investment Income:

Interest	$3,221
Miscellaneous income	2
Total Income	3,223

Expenses:

Investment advisory fees	225
Administration fees	225
Servicing fees - Administrative Class	135
Trustees’ fees	1
Interest expense	5
Total Expenses	591

Net Investment Income	2,632

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	410
Net realized gain on futures contracts, options, and swaps	2,884
Net change in unrealized appreciation on investments	331
Net change in unrealized appreciation on futures contracts, options, and swaps	209
Net Gain (Loss)	3,834

Net Increase in Net Assets Resulting from Operations	$6,466

6	Annual Report	December 31, 2004	See accompanying notes

Statement of Changes in Net Assets

Long-Term U.S. Government Portfolio

Amounts in thousands
	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$2,632	$2,727
Net realized gain	3,294	1,538
Net change in unrealized appreciation (depreciation)	540	(781)
Net increase resulting from operations	6,466	3,484

Distributions to Shareholders:

From net investment income
Institutional Class	(9)	0
Administrative Class	(2,743)	(3,025)

From net realized capital gain
Institutional Class	(12)	0
Administrative Class	(2,388)	(1,459)

Total Distributions	(5,152)	(4,484)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	452	0
Administrative Class	22,252	41,837

Issued as reinvestment of distributions
Institutional Class	20	1
Administrative Class	5,131	4,476

Cost of shares redeemed
Institutional Class	(193)	0
Administrative Class	(30,560)	(43,567)
Net increase (decrease) resulting from Portfolio share transactions	(2,898)	2,747

Total Increase (Decrease) in Net Assets	(1,583)	1,747

Net Assets:

Beginning of period	94,016	92,269
End of period*	$92,433	$94,016

*Including undistributed net investment income of:	$758	$160

See accompanying notes	December 31, 2004	Annual Report	7

Schedule of Investments

Long-Term U.S. Government Portfolio

December 31, 2004

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 11.0%
Banking & Finance 11.0%
Ford Motor Credit Co.
2.510% due 07/18/2005 (a)	$100	$100
7.600% due 08/01/2005	100	102
General Electric Capital Corp.
2.615% due 03/15/2005 (a)	900	900
General Motors Acceptance Corp.
6.750% due 01/15/2006	3,000	3,078
International Bank for Reconstruction & Development
7.625% due 01/19/2023	2,700	3,564
Travelers Property Casualty Corp.
6.375% due 03/15/2033	1,000	1,031
U.S. Trade Funding Corp.
4.260% due 11/15/2014	869	871
Verizon Wireless Capital LLC
2.415% due 05/23/2005 (a)	500	500

Total Corporate Bonds & Notes (Cost $9,968)		10,146

MUNICIPAL BONDS & NOTES 2.6%

Chicago, Illinois Motor Fuel Tax Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 01/01/2033	200	205

Dawson Ridge, Colorado Metropolitan District No. 1 General Obligation Bonds, Series 1992
0.000% due 10/01/2022	800	338

Detroit, Michigan School District General Obligation Bonds, (FGID Q-SBLF Insured), Series 2003
5.000% due 05/01/2033	100	102

Florida State Board of Education General Obligation Bonds, (FGIC Insured), Series 2002
5.000% due 06/01/2031	500	515

Irving, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2003
5.000% due 02/15/2031	200	205

New York State Metropolitan Transportation Authority Revenue Bonds, (FSA Insured), Series 2002
5.000% due 11/15/2032	300	308

New York State Triborough Bridge & Tunnels Authority Revenue Bonds, Series 2002
5.000% due 11/15/2032	200	204

New York, New York Municipal Water Finance Authority Revenue Bonds, Series 2002
5.125% due 06/15/2034	200	206

San Antonio, Texas Water Revenue Bonds, (FSA Insured), Series 2002
5.000% due 05/15/2032	250	255

South Putnam, Indianapolis School Building Corp. Revenue Bonds, (FSA Insured), Series 2003
5.000% due 01/15/2022	100	106

Total Municipal Bonds & Notes (Cost $2,356)		2,444

U.S. GOVERNMENT AGENCIES 30.4%

Fannie Mae
0.000% due 10/09/2019	5,900	2,629
2.125% due 02/10/2006	1,000	990

2.887% due 08/25/2021 (a)	$40	$40
3.037% due 08/25/2022 (a)	24	24
3.317% due 04/25/2032 (a)	60	61
3.337% due 04/25/2021 (a)	38	39
4.500% due 08/25/2034-10/25/2034 (d)	1,525	1,231
5.000% due 11/01/2019-01/01/2034 (d)	2,557	2,559
5.500% due 05/01/2034	371	377
Federal Home Loan Bank
2.875% due 05/22/2006	1,900	1,895
4.000% due 07/14/2008	1,000	1,000
5.120% due 01/10/2013	5,000	5,002
Federal Housing Administration
6.896% due 07/01/2020 (a)	524	525
Financing Corp.
10.700% due 10/06/2017	650	1,010
Freddie Mac
3.137% due 02/15/2027 (a)	36	37
3.438% due 02/15/2021 (a)	47	47
5.500% due 08/15/2030-06/15/2034 (d)	1,019	1,018
7.000% due 07/15/2023-12/01/2031 (d)	158	168
Government National Mortgage Association
5.000% due 08/20/2033-08/16/2034 (d)	4,995	4,385
6.000% due 08/20/2033	1,083	1,110
Overseas Private Investment Corp.
0.000% due 11/30/2010 (b)	700	824
3.800% due 08/15/2007	1,000	1,069
5.140% due 08/15/2007	1,000	1,038
Small Business Administration
5.240% due 08/01/2023	956	985

Total U.S. Government Agencies (Cost $27,116)		28,063

U.S. TREASURY OBLIGATIONS 7.5%

Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007 (e)	181	192
2.375% due 01/15/2025	4,487	4,799
U.S. Treasury Bond
5.500% due 08/15/2028	800	866
U.S. Treasury Note
3.000% due 02/15/2009	1,100	1,080

Total U.S. Treasury Obligations (Cost $6,523)		6,937

MORTGAGE-BACKED SECURITIES 13.6%

Bear Stearns Adjustable Rate Mortgage Trust
5.112% due 03/25/2033 (a)	1,008	1,015
5.439% due 03/25/2033 (a)	377	381
4.909% due 01/25/2034 (a)	181	183
2.697% due 02/25/2034 (a)	144	144
Countrywide Alternative Loan Trust
5.500% due 10/25/2033	1,071	976
Countrywide Home Loans, Inc.
6.000% due 02/25/2033	174	176
5.250% due 01/25/2034	876	875
CS First Boston Mortgage Securities Corp.
4.938% due 11/25/2032 (a)	146	149
2.967% due 04/25/2033 (a)	214	215
Federal Agricultural Mortgage Corp.
7.238% due 07/25/2011	180	187
First Republic Mortgage Loan Trust
2.752% due 11/15/2031 (a)	704	709
Impac CMB Trust
5.249% due 09/25/2034	1,370	1,371
MASTR Asset Securitization Trust
5.500% due 09/25/2033	637	641
Residential Accredit Loans, Inc.
2.817% due 01/25/2033 (a)	115	115

2.817% due 03/25/2033 (a)	$218	$218
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	192	197
Sequoia Mortgage Trust
2.750% due 06/20/2032 (a)	236	235
2.760% due 07/20/2033 (a)	865	860
Structured Asset Mortgage Investments, Inc.
4.647% due 02/25/2030 (a)	58	58
5.142% due 03/25/2032 (a)	50	51
2.740% due 09/19/2032 (a)	1,780	1,773
2.830% due 06/18/2033 (a)	424	424
Structured Asset Securities Corp.
2.917% due 07/25/2032 (a)	127	127
2.917% due 07/25/2032 (a)	33	33
2.917% due 07/25/2032 (a)	633	635
2.471% due 01/25/2033 (a)	64	64
Washington Mutual Mortgage Securities Corp.
6.000% due 03/25/2017	101	102
5.390% due 02/25/2031 (a)	139	143
5.109% due 02/25/2033 (a)	105	106
5.397% due 02/25/2033 (a)	111	112
5.024% due 05/25/2033 (a)	248	250
3.614% due 01/25/2041 (a)	9	9

Total Mortgage-Backed Securities (Cost $12,586)		12,534

ASSET-BACKED SECURITIES 3.8%

ACE Securities Corp.
2.757% due 06/25/2032 (a)	32	32
AmeriCredit Automobile Receivables Trust
2.531% due 10/12/2006 (a)	26	26
Ameriquest Mortgage Securities, Inc.
2.827% due 03/25/2033 (a)	101	101
Argent Securities, Inc.
2.667% due 03/25/2034 (a)	560	560
Bayview Financial Acquisition Trust
2.867% due 08/28/2034 (a)	493	495
Bear Stearns Asset-Backed Securities, Inc.
2.917% due 11/25/2042 (a)	615	616
Chase Funding Mortgage Loan Asset-Backed Certificates
2.667% due 10/25/2031 (a)	74	74
Countrywide Asset-Backed Certificates
2.677% due 05/25/2032 (a)	12	12
CS First Boston Mortgage Securities Corp.
2.857% due 08/25/2032 (a)	31	32
Daimler Chrysler Auto Trust
1.720% due 08/08/2005	133	133
GMAC Mortgage Corp. Loan Trust
2.617% due 07/25/2012 (a)	63	63
Home Equity Mortgage Trust
2.817% due 09/25/2033 (a)	18	18
Household Mortgage Loan Trust
2.710% due 05/20/2032 (a)	215	216
Long Beach Mortgage Loan Trust
2.817% due 03/25/2033 (a)	183	183
Los Angeles Arena Funding LLC
7.656% due 12/15/2026	92	100
Novastar Home Equity Loan
2.697% due 01/25/2031 (a)	33	33
Renaissance Home Equity Loan Trust
2.857% due 08/25/2033 (a)	55	55
2.917% due 12/25/2033 (a)	209	209
SMS Student Loan Trust
2.823% due 10/27/2025 (a)	116	117
Specialty Underwriting & Residential Finance
2.747% due 06/25/2034 (a)	448	448
Terwin Mortgage Trust
2.997% due 06/25/2033 (a)	16	16

Total Asset-Backed Securities (Cost $3,537)		3,539

8	Annual Report	December 31, 2004	See accompanying notes

Notional
Amount	Value
(000s)	(000s)

PURCHASED CALL OPTIONS 0.0%
1-Year Interest Rate Swap (OTC)
Strike @ 3.750%* Exp. 12/16/2005	$2,700	9

Total Purchased Call Options (Cost $10)		9

PURCHASED PUT OPTIONS 0.0%
1-Year Interest Rate Swap (OTC)
Strike @ 3.750%* Exp. 12/16/2005	2,700	10
	# of Contracts
Eurodollar March Futures (CME)
Strike @ 96.000 Exp. 03/14/2005	43	0

Total Purchased Put Options (Cost $13)		10

PREFERRED STOCK 0.4%
	Shares
Fannie Mae
7.000% due 12/31/2049 (a)	6,800	387

Total Preferred Stock (Cost $340)		387

SHORT-TERM INSTRUMENTS 29.4%
	Principal Amount (000s)
Certificates of Deposit 1.2%
Citibank, N.A.
2.030% due 01/24/2005	$1,100	1,100

Commercial Paper 24.8%
Fannie Mae
1.960% due 01/05/2005	$800	$800
2.197% due 02/16/2005	700	698
2.221% due 02/23/2005	900	897
2.285% due 03/09/2005	400	398
2.349% due 03/16/2005	1,800	1,791
2.390% due 03/16/2005	200	199
2.430% due 03/23/2005	1,800	1,790
2.474% due 03/30/2005	2,500	2,485
Federal Home Loan Bank
2.100% due 01/03/2005	2,200	2,200
1.934% due 01/14/2005	800	799
1.982% due 01/21/2005	300	300
2.028% due 01/28/2005	3,900	3,894
Freddie Mac
1.935% due 01/04/2005	1,200	1,200
1.960% due 01/11/2005	800	800
1.950% due 01/18/2005	400	400
General Electric Capital Corp.
2.355% due 02/09/2005	1,900	1,895
Pfizer, Inc.
2.330% due 03/03/2005	2,400	2,391

		22,937

Repurchase Agreement 1.8%
State Street Bank
1.900% due 01/03/2005	1,707	1,707

(Dated 12/31/2004. Collateralized by Freddie Mac 2.125% due 11/15/2005 valued at $1,743. Repurchase proceeds are $1,707.)
U.S. Treasury Bills 1.6%
2.206% due 03/03/2005-03/17/2005 (d)(e)	1,450	1,443

Total Short-Term Instruments (Cost $27,189)		27,187

Total Investments (h) 98.7%		$91,256
(Cost $89,638)
Written Options (g) (0.0%)		(7)
(Premiums $35)
Other Assets and Liabilities (Net) 1.3%		1,184

Net Assets 100.0%		$92,433

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Security becomes interest bearing at a future date.

(c) Principal amount of security is adjusted for inflation.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Securities with an aggregate market value of $1,635 have been segregated with the custodian to cover margin requirements for the following open futures contracts at:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar June Long Futures	06/2005	21	$(29)
U.S. Treasury 10-Year Note Long Futures	03/2005	129	30
U.S. Treasury 30-Year Bond Long Futures	03/2005	3	7
U.S. Treasury 30-Year Bond Long Futures	03/2005	379	615
U.S. Treasury 5-Year Note Long Futures	03/2005	25	14
U.S. Treasury 5-Year Note Short Futures	03/2005	34	(7)

			$630

(f) Swap agreements outstanding at December 31, 2004:
InterestRateSwaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
Barclays Bank PLC	3-month USD-LIBOR	Pay	4.000%	06/15/2007	$21,800	$(16)

(g) Premiums received on written options:
Name of Issuer		Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Note March Futures		$114.000	02/18/2005	12	$4	$3
Put - CBOT U.S. Treasury Note March Futures		108.000	02/18/2005	12	2	1
Call - CME Eurodollar March Futures		97.500	03/14/2005	14	6	0
Put - CME Eurodollar March Futures		97.000	03/14/2005	43	23	3

					$35	$7

* The Portfolio will pay a floating rate based on 3-month USD-LIBOR.

(h) As of December 31, 2004, portfolio securities with aggregate market value of $2,622 were valued with reference to securities whose prices are more readily obtainable.

See accompanying notes	December 31, 2004	Annual Report	9

Notes to Financial Statements

December 31, 2004

1. Organization

The Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

10	Annual Report	December 31, 2004

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

        The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage their exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk

December 31, 2004	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2004

where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. There were no reclassifications to any period presented as a result of this change. There was no effect on the Portfolio’s net asset value, either in total or per share, or their total increase (decrease) in net assets from operations during any period.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ending December 31, 2004, each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including

12	Annual Report	December 31, 2004

brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2004 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$198,270	$223,713	$9,573	$10,821

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2003	$269
Sales	242
Closing Buys	(288)
Expirations	(188)
Exercised	0
Balance at 12/31/2004	$35

6. Federal Income Tax Matters

As of December 31, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral(2)
$ 758	$1,766	$(13)	$0	$0	$(500)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options and futures.

(2)	Capital losses realized during the period November 1, 2004 through December 31, 2004 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)
$ 89,811	$1,629	$(184)	$1,445

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to tax straddle deferrals and wash sale loss deferrals for federal income tax purposes.

For the fiscal year ended December 31, 2004, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(4)	Long-Term Capital Gain Distributions	Return of Capital
$ 3,752	$1,400	$0

(4)	Includes short-term capital gains.

December 31, 2004	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2004

7. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2004		Year Ended 12/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	42	$452	0	$0
Administrative Class	1,966	22,253	3,771	41,837

Issued as reinvestment of distributions

Institutional Class	2	20	0	1
Administrative Class	458	5,131	403	4,476

Cost of shares redeemed

Institutional Class	(17)	(193)	0	0
Administrative Class	(2,734)	(30,560)	(3,950)	(43,567)

Net increase (decrease) resulting from Portfolio share transactions	(283)	$(2,897)	224	$2,747

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	95
Administrative Class	3	92

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”), PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust (in their capacity as Trustees of the PIMS or MMS Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges

14	Annual Report	December 31, 2004

that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

December 31, 2004	Annual Report	15

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Institutional Shareholders of the Long-Term U.S. Government Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the Long-Term U.S. Government Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2005

16	Annual Report	December 31, 2004

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (45) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

R. Wesley Burns* (45) President and Trustee	08/1997 to present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Managing Director, PIMCO.	79	None

Non-Interested Trustees

E. Philip Cannon (64) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series.	111	None

Vern O. Curtis (70) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	79	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (65) Trustee	05/2000 to present	Private Investor and Business Advisor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Director, Freedom Communications; Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	79	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	79	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an "interested person" of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

December 31, 2004	Annual Report	17

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (41)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (34) Chief Compliance Officer	07/2004 to present	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (60)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (41)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (59)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
Henrik P. Larsen (34)	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President
Michael J. Willemsen (44) Vice President	08/1997 to present (since 02/2002 as Vice President )	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (58)	08/1997 to present	Specialist, PIMCO.
Secretary
John P. Hardaway (47)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (35)	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.
Assistant Treasurer

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

18	Annual Report	December 31, 2004

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Portfolio’s voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling the Portfolio at 1-800-927-4648, visiting our website at http://www.pimco.com and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio is available by calling the Portfolio at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Portfolio’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling the Portfolio at 1-800-927-4648 or visiting our website at http://www.pimco.com. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

MONEY MARKET PORTFOLIO

INSTITUTIONAL CLASS

ANNUAL REPORT

December 31, 2004

Contents
Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	3
Financial Highlights	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Schedule of Investments	8
Notes to Financial Statements	9
Report of Independent Registered Public Accounting Firm	13
Management of the Trust	14

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

All major fixed income sectors posted gains in fourth quarter 2004, capping a year in which bonds showed late strength. The 4.34% gain of the Lehman Brothers Aggregate Bond Index for the year came despite several major headwinds. These issues included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions when 2004 began that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004. The central bank raised the federal funds rate five times during the year for a total increase of 1.25%. The most recent move came on December 14, 2004 with an increase of 0.25%, leaving the federal funds rate at 2.25% at the end of the year. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on longer maturity Treasuries decreased in 2004. The yield on the benchmark ten-year Treasury ended the year at 4.22%, which was down 0.03% for the year. However, yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The relatively steep two- to ten-year portion of the yield curve flattened during the year. The difference between yields on securities maturing in two years versus ten years narrowed from 2.43% at the end of 2003 to 1.15% at the end of 2004.

On the following pages you will find a more complete review of the Portfolio as well as details about the total return investment performance for the one-year period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2005

December 31, 2004	Annual Report	1

Important Information About the Portfolio

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Portfolio does not apply to the stability of the Portfolio.

On the performance summary page in this annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example, which appears on the Portfolio’s individual page in this annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratio may vary period to period because of various factors such as increase in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and its counsel or litigation expense].

PIMCO Variable Insurance Trust is distributed by PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2004

Money Market Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2004

             Money Market Portfolio        Citigroup 3-Month
              Institutional Class         Treasury Bill Index
             ----------------------     ----------------------
04/30/2000          $10,000.00              $10,000.00
05/31/2000           10,049.76               10,048.90
06/30/2000           10,102.94               10,096.03
07/31/2000           10,153.37               10,144.89
08/31/2000           10,207.47               10,195.11
09/30/2000           10,257.48               10,245.78
10/31/2000           10,303.85               10,299.47
11/30/2000           10,366.36               10,352.10
12/31/2000           10,426.14               10,406.55
01/31/2001           10,478.33               10,460.25
02/28/2001           10,523.22               10,505.44
03/31/2001           10,568.59               10,551.77
04/30/2001           10,606.98               10,592.29
05/31/2001           10,648.88               10,631.05
06/30/2001           10,684.09               10,665.18
07/31/2001           10,716.44               10,698.67
08/31/2001           10,752.46               10,731.19
09/30/2001           10,777.90               10,761.99
10/31/2001           10,802.85               10,790.18
11/30/2001           10,823.95               10,813.17
12/31/2001           10,842.16               10,832.09
01/31/2002           10,857.48               10,848.99
02/28/2002           10,872.34               10,863.53
03/31/2002           10,887.18               10,879.50
04/30/2002           10,902.54               10,895.16
05/31/2002           10,918.83               10,911.40
06/30/2002           10,933.19               10,926.67
07/31/2002           10,948.38               10,942.62
08/31/2002           10,963.79               10,958.49
09/30/2002           10,976.65               10,973.61
10/31/2002           10,990.35               10,988.87
11/30/2002           10,999.43               11,002.93
12/31/2002           11,011.43               11,016.14
01/31/2003           11,022.70               11,028.14
02/28/2003           11,032.05               11,038.29
03/31/2003           11,040.91               11,049.44
04/30/2003           11,049.62               11,059.94
05/31/2003           11,058.57               11,070.66
06/30/2003           11,066.51               11,080.74
07/31/2003           11,074.24               11,090.38
08/31/2003           11,080.65               11,099.47
09/30/2003           11,087.41               11,107.91
10/31/2003           11,094.74               11,116.91
11/30/2003           11,100.99               11,125.58
12/31/2003           11,107.89               11,134.48
01/31/2004           11,115.18               11,143.27
02/29/2004           11,121.39               11,151.41
03/31/2004           11,127.93               11,160.22
04/30/2004           11,134.54               11,168.81
05/31/2004           11,141.19               11,177.86
06/30/2004           11,149.21               11,187.02
07/31/2004           11,158.24               11,197.65
08/31/2004           11,167.92               11,209.75
09/30/2004           11,179.52               11,223.08
10/31/2004           11,192.83               11,238.12
11/30/2004           11,207.19               11,254.08
12/31/2004           11,225.80               11,272.65

à$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2004

		7-Day Yield	30-Day Yield	1 Year	Since Inception*
	Money Market Portfolio Institutional Class (Inception 04/10/00)	1.85%	1.86%	1.06%	2.55%
- - - - - - - -	Citigroup 3-Month Treasury Bill Index	—	—	1.24%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

SECTOR BREAKDOWN‡

Commercial Paper	72.3%
Repurchase Agreement	16.8%
U.S. Treasury Bills	7.8%
Other	3.1%

‡ % of Total Investments as of December 31, 2004

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,006.90	$1,023.38
Expenses Paid During Period†	$1.77	$1.78

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.35%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Money Market Portfolio seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations.

•	The Portfolio’s Institutional Class shares returned 1.06% for the 12-month period ended December 31, 2004, underperforming the 1.24% return of the Citigroup 3-Month Treasury Bill Index for the same period.

•	All major fixed income sectors posted gains during 2004, capping a year in which bonds showed unexpected strength. Bonds weathered a tightening cycle by the Federal Reserve in 2004; starting in June, the central bank raised rates five times for a total increase of 1.25%.

•	The Portfolio’s average duration was maintained at about one-month, providing for ample liquidity and limiting the price effects from increasing yields.

•	Holdings of top quality commercial paper and short-term corporate and agency securities offered relatively attractive yields and boosted performance, though they lagged like- maturity Treasuries.

•	U.S.-issued high quality (A1/P1) commercial paper was emphasized due to attractive yields, limited interest rate sensitivity, and low credit exposure.

•	The Portfolio used high quality U.S. agency and shorter-term, fixed and floating rate U.S. corporate bonds to boost portfolio income, while limiting credit risk.

•	Seven-day and thirty-day effective yields were 1.85% and 1.86%, respectively, on December 31, 2004. These yields are competitive with yields on similar duration portfolios.

December 31, 2004	Annual Report	3

Financial Highlights

Money Market Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2004	12/31/2003	12/31/2002	12/31/2001	04/10/2000- 12/31/2000

Net asset value beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (a)	0.01	0.01	0.02	0.04	0.04
Net realized/unrealized gain on investments (a)	0.00	0.00	0.00	0.00	0.00
Total income from investment operations	0.01	0.01	0.02	0.04	0.04
Dividends from net investment income	(0.01)	(0.01)	(0.02)	(0.04)	(0.04)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.01)	(0.01)	(0.02)	(0.04)	(0.04)
Net asset value end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.06%	0.88%	1.56%	3.99%	4.60%
Net assets end of year (000s)	$12	$11	$11	$11	$80
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%*
Ratio of net investment income to average net assets	1.04%	0.85%	1.58%	4.59%	6.02%*

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

4	Annual Report	December 31, 2004	See accompanying notes

Statement of Assets and Liabilities

Money Market Portfolio

December 31, 2004

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$32,012
Cash	1
Receivable for Portfolio shares sold	191
Interest and dividends receivable	8
32,212

Liabilities:

Payable for Portfolio shares redeemed	2
Accrued investment advisory fee	4
Accrued administration fee	6
Accrued servicing fee	4
16

Net Assets	$32,196

Net Assets Consist of:

Paid in capital	$32,196
Undistributed net investment income	3
Accumulated undistributed net realized (loss)	(3)
$32,196

Net Assets:

Institutional Class	$12
Administrative Class	32,184

Shares Issued and Outstanding:

Institutional Class	12
Administrative Class	32,184

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments Owned	$32,012

See accompanying notes	December 31, 2004	Annual Report	5

Statement of Operations

Money Market Portfolio

Amounts in thousands
Year Ended December 31, 2004
Investment Income:

Interest	$436
Total Income	436

Expenses:

Investment advisory fees	46
Administration fees	62
Servicing fees - Administrative Class	46
Interest expense	1
Total Expenses	155

Net Investment Income	281

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	0

Net Increase in Net Assets Resulting from Operations	$281

6	Annual Report	December 31, 2004	See accompanying notes

Statements of Changes in Net Assets

Money Market Portfolio

Amounts in thousands
	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$281	$198
Net realized gain	0	6
Net increase resulting from operations	281	204

Distributions to Shareholders:

From net investment income
Institutional Class	0	0
Administrative Class	(281)	(203)

Total Distributions	(281)	(203)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	1	0
Administrative Class	23,065	18,326

Issued as reinvestment of distributions
Institutional Class	0	0
Administrative Class	281	203

Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(18,194)	(17,348)
Net increase resulting from Portfolio share transactions	5,153	1,181

Total Increase in Net Assets	5,153	1,182

Net Assets:

Beginning of period	27,043	25,861
End of period*	$32,196	$27,043

*Including undistributed net investment income of:	$3	$3

See accompanying notes	December 31, 2004	Annual Report	7

Schedule of Investments

Money Market Portfolio

December 31, 2004

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 0.6%
Banking & Finance 0.6%
General Electric Capital Corp.
4.250% due 01/28/2005	$200	$200

Total Corporate Bonds & Notes (Cost $200)		200

SHORT-TERM INSTRUMENTS 98.8%
Certificates of Deposit 2.5%
Bank of America N.A.
2.030% due 02/04/2005	100	100
2.300% due 03/16/2005	700	700

		800

Commercial Paper 71.9%
ABN AMRO North America
1.945% due 01/31/2005	1,000	998
Anz (Delaware), Inc.
2.015% due 02/14/2005	1,000	998
Bank of Ireland
1.960% due 01/27/2005	800	799
2.280% due 02/11/2005	500	499
CBA (de) Finance
2.340% due 03/02/2005	300	299
Fannie Mae
1.989% due 01/26/2005	1,200	1,198
2.201% due 02/16/2005	1,000	997
2.210% due 02/16/2005	700	698
2.203% due 02/23/2005	700	698
2.230% due 02/23/2005	1,000	997
2.302% due 03/09/2005	500	498
Federal Home Loan Bank
1.959% due 01/21/2005	1,500	1,498
2.076% due 02/02/2005	500	499
2.200% due 02/18/2005	500	499
2.320% due 03/09/2005	1,000	996
2.340% due 03/11/2005	1,000	996
Fortis Funding LLC
2.000% due 01/21/2005	500	499
Freddie Mac
2.160% due 02/08/2005	1,000	998
2.242% due 03/14/2005	1,000	995
2.290% due 03/22/2005	1,000	995
2.280% due 04/05/2005	800	795
General Electric Capital Corp.
2.280% due 02/23/2005	500	498
HBOS Treasury Services PLC
2.420% due 03/15/2005	500	498
HSBC Bank USA
2.410% due 04/01/2005	600	600
ING U.S. Funding LLC
2.400% due 03/14/2005	600	597
Nordea North America, Inc.
1.920% due 01/25/2005	1,000	999
Shell Finance (UK) PLC
2.280% due 01/18/2005	500	499
UBS Finance, Inc.
2.030% due 02/22/2005	500	499
UniCredit Delaware
1.985% due 01/31/2005	1,000	998
Westpac Capital Corp.
2.460% due 04/11/2005	500	497

		23,134

Repurchase Agreements 16.7%
Lehman Brothers, Inc.
1.650% due 01/03/2005	$5,300	$5,300
(Dated 12/31/2004. Collateralized by Treasury Inflation Protected Securities 2.375% due 01/15/2025 valued at $5,516. Repurchase proceeds are $5,301.)
State Street Bank
1.900% due 01/03/2005	93	93
(Dated 12/31/2004. Collateralized by Freddie Mac 3.800% due 06/28/2007 valued at $95. Repurchase proceeds are $93.)

		5,393

U.S. Treasury Bills 7.7%
2.165% due 04/07/2005-04/28/2005 (a)	2,500	2,485

Total Short-Term Instruments (Cost $31,812)		31,812

Total Investments 99.4%		$32,012
(Cost $32,012)
Other Assets and Liabilities (Net) 0.6%		184

Net Assets 100.0%		$32,196

(a) Securities are grouped by coupon or range of coupons and represent a range of maturities.

8	Annual Report	December 31, 2004	See accompanying notes

Notes to Financial Statements

December 31, 2004

1. Organization

The Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities held by the Portfolio are valued at amortized cost, which approximates current market value.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.15%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.20%.

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and

December 31, 2004	Annual Report	9

Notes to Financial Statements (Cont.)

December 31, 2004

serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ending December 31, 2004, each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets.

4. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2004		Year Ended 12/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1	$1	0	$0
Administrative Class	23,065	23,065	18,326	18,326

Issued as reinvestment of distributions

Institutional Class	0	0	0	0
Administrative Class	281	281	203	203

Cost of shares redeemed

Institutional Class	0	0	0	0
Administrative Class	(18,194)	(18,194)	(17,348)	(17,348)

Net increase resulting from Portfolio share transactions	5,153	$5,153	1,181	$1,181

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	100	*
Administrative Class	1	96

*	Allianz Global Investors of America L.P., a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

10	Annual Report	December 31, 2004

5. Federal Income Tax Matters

As of December 31, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(1)	Post-October Deferral
$ 3	$0	$0	$0	$(3)	$0

(1)	Capital loss carryover expires in December 31, 2010.

As of December 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 32,012	$0	$0	$0

For the fiscal year ended December 31, 2004, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
$ 281	$0	$0

6. Subsequent Event

A special meeting of the shareholders of the TimesSquare VP Money Market Fund is scheduled to be held at 8:30 a.m., Eastern time, on March 29, 2005, to vote on the proposed merger of the TimesSquare VP Money Market Fund into the PIMCO Money Market Portfolio. The meeting will be held at 280 Trumbull Street, Hartford, CT 06103.

7. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”), PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust (in their capacity as Trustees of the PIMS or MMS Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds

December 31, 2004	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2004

or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

12	Annual Report	December 31, 2004

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Institutional Shareholders of

the Money Market Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the Money Market Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2005

December 31, 2004	Annual Report	13

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (45) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

R. Wesley Burns* (45) President and Trustee	08/1997 to present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Managing Director, PIMCO.	79	None

Non-Interested Trustees

E. Philip Cannon (64) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series.	111	None

Vern O. Curtis (70) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	79	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (65) Trustee	05/2000 to present	Private Investor and Business Advisor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Director, Freedom Communications; Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	79	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	79	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an "interested person" of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

14	Annual Report	December 31, 2004

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (41)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (34) Chief Compliance Officer	07/2004 to present	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (60)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (41)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (59)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
Henrik P. Larsen (34)	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President
Michael J. Willemsen (44) Vice President	08/1997 to present (since 02/2002 as Vice President )	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (58)	08/1997 to present	Specialist, PIMCO.
Secretary
John P. Hardaway (47)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (35)	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.
Assistant Treasurer

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2004	Annual Report	15

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Portfolio’s voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling the Portfolio at 1-800-927-4648, visiting our website at http://www.pimco.com and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio is available by calling the Portfolio at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Portfolio’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling the Portfolio at 1-800-927-4648 or visiting our website at http://www.pimco.com. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)

INSTITUTIONAL CLASS

ANNUAL REPORT

December 31, 2004

Contents
Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	3
Financial Highlights	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Schedule of Investments	8
Notes to Financial Statements	13
Federal Income Tax Information	20
Report of Independent Registered Public Accounting Firm	21
Management of the Trust	22

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

All major fixed income sectors posted gains in fourth quarter 2004, capping a year in which bonds showed late strength. The 4.34% gain of the Lehman Brothers Aggregate Bond Index for the year came despite several major headwinds. These issues included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions when 2004 began that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004. The central bank raised the federal funds rate five times during the year for a total increase of 1.25%. The most recent move came on December 14, 2004 with an increase of 0.25%, leaving the federal funds rate at 2.25% at the end of the year. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on longer maturity Treasuries decreased in 2004. The yield on the benchmark ten-year Treasury ended the year at 4.22%, which was down 0.03% for the year. However, yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The relatively steep two- to ten-year portion of the yield curve flattened during the year. The difference between yields on securities maturing in two years versus ten years narrowed from 2.43% at the end of 2003 to 1.15% at the end of 2004.

On the following pages you will find a more complete review of the Portfolio as well as details about the total return investment performance for the one-year period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2005

December 31, 2004	Annual Report	1

Important Information About the Portfolio

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Portfolio does not apply to the stability of the Portfolio.

On the performance summary page in this annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example, which appears on the Portfolio’s individual page in this annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratio may vary period to period because of various factors such as increase in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and its counsel or litigation expense].

PIMCO Variable Insurance Trust is distributed by PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2004

Foreign Bond Portfolio (U.S. Dollar-Hedged)

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2004

                        Foreign Bond                  J.P. Morgan
              Portfolio (U.S. Dollar-Hedged)        GBI Global Ex-U.S.
                    Institutional Class               Index Hedged
                   ---------------------        -----------------------
04/30/2000               $10,000.00                   $10,000.00
05/31/2000                10,041.23                    10,080.00
06/30/2000                10,115.44                    10,128.38
07/31/2000                10,180.90                    10,201.31
08/31/2000                10,187.12                    10,203.34
09/30/2000                10,223.43                    10,291.09
10/31/2000                10,232.46                    10,374.45
11/30/2000                10,401.28                    10,558.08
12/31/2000                10,602.05                    10,675.27
01/31/2001                10,747.00                    10,801.87
02/28/2001                10,847.08                    10,894.68
03/31/2001                10,973.25                    10,976.90
04/30/2001                10,881.51                    10,902.52
05/31/2001                10,946.74                    10,959.22
06/30/2001                11,004.68                    11,019.49
07/31/2001                11,151.76                    11,119.77
08/31/2001                11,255.46                    11,213.18
09/30/2001                11,264.30                    11,259.15
10/31/2001                11,583.71                    11,465.19
11/30/2001                11,479.41                    11,415.89
12/31/2001                11,423.76                    11,321.14
01/31/2002                11,504.19                    11,333.59
02/28/2002                11,540.98                    11,343.79
03/31/2002                11,510.57                    11,285.94
04/30/2002                11,620.40                    11,377.36
05/31/2002                11,615.07                    11,392.02
06/30/2002                11,800.20                    11,539.11
07/31/2002                11,883.32                    11,651.04
08/31/2002                11,995.88                    11,790.85
09/30/2002                12,122.83                    11,925.27
10/31/2002                12,139.79                    11,920.29
11/30/2002                12,215.27                    11,942.24
12/31/2002                12,378.69                    12,114.20
01/31/2003                12,537.57                    12,209.13
02/28/2003                12,684.78                    12,292.97
03/31/2003                12,614.11                    12,277.78
04/30/2003                12,669.83                    12,305.24
05/31/2003                12,843.16                    12,500.55
06/30/2003                12,805.88                    12,435.79
07/31/2003                12,645.01                    12,297.73
08/31/2003                12,547.23                    12,209.08
09/30/2003                12,664.44                    12,343.19
10/31/2003                12,543.36                    12,227.94
11/30/2003                12,535.59                    12,239.08
12/31/2003                12,674.73                    12,353.68
01/31/2004                12,715.95                    12,409.09
02/29/2004                12,828.99                    12,527.53
03/31/2004                12,855.40                    12,561.21
04/30/2004                12,826.63                    12,462.88
05/31/2004                12,810.11                    12,441.74
06/30/2004                12,788.04                    12,426.28
07/31/2004                12,835.53                    12,476.17
08/31/2004                12,984.43                    12,652.62
09/30/2004                13,031.96                    12,724.89
10/31/2004                13,120.57                    12,805.71
11/30/2004                13,311.09                    12,916.80
12/31/2004                13,394.62                    12,996.91

à$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2004

		1 Year	Since Inception*
	Foreign Bond Portfolio (U.S. Dollar-Hedged) Institutional Class (Inception 04/10/00)	5.68%	6.41%
- - - - - - -	JPMorgan GBI Global Ex-U.S. Index Hedged in USD**	5.21%	—
	* Annualized. All Portfolio returns are net of fees and expenses.
	** The Index name has changed, however the historical performance and statistics of the Index did not change.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

COUNTRY ALLOCATION‡

Short-Term Instruments	22.9%
Germany	21.3%
United States	18.8%
Italy	10.5%
United Kingdom	8.2%
Japan	7.5%
Spain	4.1%
Other	6.7%

‡ % of Total Investments as of December 31, 2004

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,047.40	$1,021.37
Expenses Paid During Period†	$3.86	$3.81

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

•	The Portfolio’s Institutional Class shares returned 5.68% for the 12-month period ended December 31, 2004, outperforming the 5.21% return of the JPMorgan GBI Global Ex-U.S. Index Hedged in USD for the same period.

•	An underweight to U.S. duration was a strong positive for performance, as short-term yields rose dramatically amid stronger growth and the commencement of the Federal Reserve’s rate hike process.
•	The Portfolio’s overweight position on Euroland duration relative to the Benchmark was a strong positive for relative performance; yields fell as the Euroland economy remained sluggish.

•	An underweight to Japanese government bonds (“JGB’s”) relative to the Benchmark was positive for performance. JGB’s underperformed as longer-term yields rose on improving growth prospects, and low coupons provided little income return.

•	Modest currency exposure relative to the Benchmark strongly benefited performance; twin deficit concerns dragged the U.S. dollar lower versus most major currencies.

•	Investments in real return bonds added value; TIPS outperformed nominal bonds by a wide margin as real yields fell.

December 31, 2004	Annual Report	3

Financial Highlights

Foreign Bond Portfolio (U.S. Dollar-Hedged) (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2004	12/31/2003		12/31/2002	12/31/2001	04/10/2000- 12/31/2000

Net asset value beginning of period	$10.03	$10.07		$9.69	$9.40	$9.48
Net investment income** (a)	0.24	0.27		0.32	0.46	0.40
Net realized/unrealized gain (loss) on investments** (a)	0.33	(0.03)		0.47	0.26	0.17
Total income from investment operations	0.57	0.24		0.79	0.72	0.57
Dividends from net investment income	(0.22)	(0.28)		(0.37)	(0.43)	(0.39)
Distributions from net realized capital gains	(0.23)	0.00		(0.04)	0.00	(0.26)
Total distributions	(0.45)	(0.28)		(0.41)	(0.43)	(0.65)
Net asset value end of year	$10.15	$10.03		$10.07	$9.69	$9.40
Total return	5.68%	2.39%		8.36%	7.75%	6.18%
Net assets end of year (000s)	$13	$13		$12	$935	$5,185
Ratio of net expenses to average net assets	0.75%	0.78	%(b)	0.75%	0.75%	0.74%*
Ratio of net investment income to average net assets**	2.37%	2.69%		3.36%	4.80%	5.67%*
Portfolio turnover rate	515%	600%		321%	285%	306%

*	Annualized
**	As a result of a change in generally accepted accounting principles, the Portfolio has reclassified periodic payments made or received for certain derivative instruments, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. The effects of these reclassifications are noted in the Notes to Financials.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expense to average net assets excluding interest expense is 0.75%.

4	Annual Report	December 31, 2004	See accompanying notes

Statement of Assets and Liabilities

Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2004

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$48,470
Cash	1
Foreign currency, at value	615
Receivable for investments sold	12
Receivable for investments sold on delayed delivery basis	4,802
Unrealized appreciation on forward foreign currency contracts	47
Receivable for Portfolio shares sold	42
Interest and dividends receivable	628
Variation margin receivable	38
Swap premiums paid	159
Unrealized appreciation on swap agreements	62
54,876

Liabilities:

Payable for investments purchased	$1,234
Payable for investments purchased on delayed delivery basis	9,112
Unrealized depreciation on forward foreign currency contracts	311
Payable for short sale	4,841
Written options outstanding	81
Payable for Portfolio shares redeemed	175
Accrued investment advisory fee	8
Accrued administration fee	17
Accrued servicing fee	4
Swap premiums received	256
Unrealized depreciation on swap agreements	683
16,722

Net Assets	$38,154

Net Assets Consist of:

Paid in capital	$37,509
(Overdistributed) net investment income	(1,704)
Accumulated undistributed net realized (loss)	(187)
Net unrealized appreciation	2,536
$38,154

Net Assets:

Institutional Class	$13
Administrative Class	38,141

Shares Issued and Outstanding:

Institutional Class	1
Administrative Class	3,756

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.15
Administrative Class	10.15

Cost of Investments Owned	$45,065
Cost of Foreign Currency Held	$608

See accompanying notes	December 31, 2004	Annual Report	5

Statement of Operations

Foreign Bond Portfolio (U.S. Dollar-Hedged)

Amounts in thousands
Year Ended December 31, 2004
Investment Income:

Interest	$1,070
Dividends	6
Miscellaneous income	2
Total Income	1,078

Expenses:

Investment advisory fees	85
Administration fees	171
Servicing fees - Administrative Class	51
Trustees’ fees	1
Total Expenses	308

Net Investment Income	770

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	113
Net realized gain on futures contracts, options, and swaps	773
Net realized (loss) on foreign currency transactions	(561)
Net change in unrealized appreciation on investments	771
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(334)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	368
Net Gain	1,130

Net Increase in Net Assets Resulting from Operations	$1,900

6	Annual Report	December 31, 2004	See accompanying notes

Statements of Changes in Net Assets

Foreign Bond Portfolio (U.S. Dollar-Hedged)

Amounts in thousands
	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$770	$687
Net realized gain (loss)	325	(492)
Net change in unrealized appreciation	805	99
Net increase resulting from operations	1,900	294

Distributions to Shareholders:

From net investment income
Institutional Class	0	0
Administrative Class	(696)	(709)

From net realized capital gains
Institutional Class	0	0
Administrative Class	(812)	0

Total Distributions	(1,508)	(709)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	0	0
Administrative Class	10,884	21,710

Issued as reinvestment of distributions
Institutional Class	1	0
Administrative Class	1,507	709

Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(6,998)	(6,424)
Net increase resulting from Portfolio share transactions	5,394	15,995

Total Increase in Net Assets	5,786	15,580

Net Assets:

Beginning of period	32,368	16,788
End of period*	$38,154	$32,368

*Including (overdistributed) net investment income of:	$(1,704)	$(1,540)

See accompanying notes	December 31, 2004	Annual Report	7

Schedule of Investments

Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2004

Principal
Amount	Value
(000s)	(000s)

AUSTRALIA 0.1%

Crusade Global Trust
2.606% due 02/15/2030 (a)		$8	$8
Medallion Trust
2.290% due 07/12/2031 (a)		23	23

Total Australia (Cost $31)			31

AUSTRIA (i) 1.6%

Republic of Austria
5.250% due 01/04/2011	EC	300	453
3.800% due 10/20/2013		100	138

Total Austria (Cost $446)			591

BRAZIL 1.3%

Republic of Brazil
3.063% due 04/15/2006 (a)		$24	24
3.125% due 04/15/2009 (a)		15	15
7.720% due 06/29/2009 (a)		100	118
8.000% due 04/15/2014		334	344

Total Brazil (Cost $495)			501

CANADA (i) 0.9%

Commonwealth of Canada
6.000% due 06/01/2008	C$	100	90
5.500% due 06/01/2009		100	90
5.500% due 06/01/2010		200	180

Total Canada (Cost $278)			360

CAYMAN ISLANDS (i) 1.6%

Pylon Ltd.
3.675% due 12/18/2008 (a)	EC	250	352
Vita Capital Ltd.
3.900% due 01/01/2007 (a)		$250	251

Total Cayman Islands (Cost $554)			603

DENMARK (i) 0.1%

Nykredit Konvertible
6.000% due 10/01/2029	DK	264	50

Total Denmark (Cost $29)			50

FRANCE (i) 0.8%

Republic of France
4.000% due 04/25/2009	EC	80	113
4.000% due 10/25/2009		30	43
5.500% due 04/25/2010		110	167

Total France (Cost $201)			323

GERMANY (i) 27.1%

KFW International Finance, Inc.
3.500% due 11/15/2005	EC	100	137
Landesbank Baden-Wuerttemberg AG
5.500% due 04/02/2007		30	43
Republic of Germany
4.500% due 07/04/2009		10	14
5.250% due 07/04/2010		300	451
5.250% due 01/04/2011		300	453
5.000% due 01/04/2012		100	150

5.000% due 07/04/2012	EC	1,800	$2,700
4.500% due 01/04/2013		80	116
4.250% due 01/04/2014		700	999
6.250% due 01/04/2024		600	1,043
6.500% due 07/04/2027		590	1,067
5.625% due 01/04/2028		1,800	2,944
4.750% due 07/04/2028		30	44
5.500% due 01/04/2031		100	162

Total Germany (Cost $8,536)			10,323

ITALY (i) 13.4%

First Italian Auto Transaction
2.429% due 07/12/2008 (a)		EC12	15
Republic of Italy
6.750% due 07/01/2007		180	269
3.500% due 01/15/2008		2,700	3,756
4.500% due 05/01/2009		360	520
4.250% due 11/01/2009		60	86
5.500% due 11/01/2010		110	168
Seashell Securities PLC
2.737% due 10/25/2028 (a)		136	180
Telecom Italia SpA
5.625% due 02/01/2007 (a)		70	100

Total Italy (Cost $4,886)			5,094

JAPAN (i) 9.5%

Government of Japan
0.300% due 12/20/2007	JY	50,000	489
0.700% due 09/20/2008		10,000	99
1.500% due 12/20/2011		167,000	1,690
1.600% due 09/20/2013		90,000	903
2.400% due 06/20/2024		34,000	353
Japan Finance Corp. for Municipal Enterprises
5.875% due 03/14/2011		$80	87

Total Japan (Cost $3,309)			3,621

MEXICO 0.2%

Petroleos Mexicanos
8.850% due 09/15/2007		$20	23
9.375% due 12/02/2008		30	35

Total Mexico (Cost $49)			58

NETHERLANDS (i) 0.7%

Kingdom of Netherlands
6.000% due 01/15/2006	EC	200	282

Total Netherlands (Cost $190)			282

NEW ZEALAND (i) 0.2%

Commonwealth of New Zealand
4.500% due 02/15/2016 (b)	N$	86	80

Total New Zealand (Cost $47)			80

PERU 0.3%

Republic of Peru
9.125% due 02/21/2012		$100	117

Total Peru (Cost $117)			117

RUSSIA 0.4%

Russian Federation
8.750% due 07/24/2005	$90	$93
10.000% due 06/26/2007	60	68

Total Russia (Cost $161)		161

SOUTH AFRICA 0.3%

Republic of South Africa
8.375% due 10/17/2006		$105	114

Total South Africa (Cost $115)			114

SPAIN (i) 5.2%

Kingdom of Spain
4.950% due 07/30/2005	EC	30	41
5.150% due 07/30/2009		1,210	1,795
4.000% due 01/31/2010		100	142

Total Spain (Cost $1,596)			1,978

UNITED KINGDOM (i) 10.4%

Haus Ltd.
2.466% due 12/14/2037 (a)	EC	67	90
Lloyds TSB Bank PLC
5.625% due 07/15/2049 (a)		40	59
2.587% due 11/29/2049 (a)		$100	89
United Kingdom Gilt
5.000% due 03/07/2008	BP	300	585
4.000% due 03/07/2009		200	377
5.000% due 03/07/2012		600	1,187
5.000% due 09/07/2014		500	995
4.750% due 09/07/2015		300	586

Total United Kingdom (Cost $3,937)			3,968

UNITED STATES (i) 23.8%
Asset-Backed Securities 3.2%
Ameriquest Mortgage Securities, Inc.
2.827% due 03/25/2033 (a)		$25	25
2.527% due 05/25/2034 (a)		32	32
Amortizing Residential Collateral Trust
2.767% due 10/25/2031 (a)		8	8
2.707% due 07/25/2032 (a)		10	10
AMRESCO Residential Securities Corp. Mortgage Loan Trust
3.357% due 06/25/2029 (a)		3	3
Argent Securities, Inc.
2.527% due 04/25/2034 (a)		46	46
CDC Mortgage Capital Trust
2.537% due 07/26/2034 (a)		56	56
Citifinancial Mortgage Securities, Inc.
2.727% due 05/25/2033 (a)		43	43
Countrywide Asset-Backed Certificates
2.587% due 12/25/2018 (a)		25	25
2.570% due 10/25/2023 (a)		100	100
CS First Boston Mortgage Securities Corp.
2.727% due 01/25/2032 (a)		6	6
First Alliance Mortgage Loan Trust
2.640% due 12/20/2027 (a)		5	5
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.820% due 02/25/2034 (a)		140	140
Home Equity Asset Trust
2.827% due 03/25/2033 a		7	7
2.587% due 08/25/2033 (a)		16	16

8	Annual Report	December 31, 2004	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

2.567% due 08/25/2034 (a)		$70	$70
Household Mortgage Loan Trust
2.710% due 05/20/2032 (a)		22	22
Irwin Home Equity Loan Trust
2.938% due 06/25/2028 (a)		21	21
Long Beach Mortgage Loan Trust
2.737% due 06/25/2033 (a)		30	30
2.737% due 07/25/2033 (a)		18	18
Morgan Stanley Asset-Backed Securities Capital I, Inc.
2.567% due 10/25/2034 (a)		99	99
Morgan Stanley Dean Witter Capital I, Inc.
2.747% due 07/25/2032 (a)		8	8
New Century Home Equity Loan Trust
2.587% due 11/25/2033 (a)		17	17
Novastar Home Equity Loan
2.692% due 04/25/2028 (a)		8	8
2.697% due 01/25/2031 (a)		5	5
Providian Home Equity Loan Trust
2.707% due 06/25/2025 (a)		6	6
Quest Trust
2.741% due 06/25/2034 (a)		142	142
Residential Asset Mortgage Products, Inc.
2.757% due 09/25/2033 (a)		55	56
Residential Asset Securities Corp.
2.688% due 04/25/2032 (a)		33	34
2.667% due 07/25/2032 (a)		45	45
SLM Student Loan Trust
2.063% due 07/27/2009 (a)		100	100

			1,203

Corporate Bonds & Notes 1.9%
Ford Motor Credit Co.
7.500% due 03/15/2005		200	202
General Motors Acceptance Corp.
3.185% due 05/18/2006 (a)		100	100
J.P. Morgan Chase & Co., Inc.
6.773% due 02/15/2012 (a)		10	11
KFW International Finance, Inc.
1.750% due 03/23/2010	JY	11,000	114
Morgan Stanley Dean Witter Capital I, Inc.
1.900% due 04/15/2016 (a)		$190	190
Pacific Gas & Electric Co.
2.720% due 04/03/2006 (a)		76	76
UFJ Finance Aruba AEC
6.750% due 07/15/2013		40	45

			738

Mortgage-Backed Securities 5.4%
Bear Stearns Commercial Mortgage Securities, Inc.
2.617% due 05/14/2016 (a)		200	200
Commercial Mortgage Asset Trust
6.975% due 01/17/2032		100	115
Commercial Mortgage Pass-Through Certificates
2.582% due 11/15/2015 (a)		134	134
2.572% due 07/15/2015 (a)		154	154
Countrywide Home Loan Mortgage Pass Through Trust
2.747% due 02/25/2035 (a)		100	100
Countrywide Mortgage-Backed Securities, Inc.
1.000% due 01/31/2035		100	100
Credit-Based Asset Servicing & Securitization LLC
1.620% due 06/25/2032 (a)		24	24
CS First Boston Mortgage Securities Corp.
6.500% due 04/25/2033		32	33
1.083% due 08/25/2033 (a)		46	46
Fieldstone Mortgage Investment Corp.
2.707% due 01/25/2035 (a)		63	63
First Horizon Asset Securities, Inc.
7.000% due 05/25/2030		4	4
GMAC Commercial Mortgage Securities, Inc.
6.420% due 05/15/2035		100	108
Impac Secured Assets CMN Owner Trust
2.607% due 08/25/2034 (a)		140	140

Mellon Residential Funding Corp.
2.842% due 12/15/2030 (a)	$100	$100

Merrill Lynch Mortgage Investors, Inc.
2.782% due 03/15/2025 (a)	35	35
Sequoia Mortgage Trust
2.710% due 08/20/2032 (a)	66	66
Structured Asset Mortgage Investments, Inc.
2.760% due 03/19/2034 (a)	173	174
2.700% due 09/19/2032 (a)	174	174
2.740% due 09/19/2032 (a)	71	71
Structured Asset Securities Corp.
2.471% due 01/25/2033 (a)	13	13
Washington Mutual Mortgage Securities Corp.
5.160% due 10/25/2032 (a)	11	11
2.688% due 12/25/2027 (a)	134	134
3.181% due 02/27/2034 (a)	44	44
6.000% due 03/25/2017	7	7

		2,050

Municipal Bonds & Notes 1.1%
Chicago, Illinois Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033	100	102

Connecticut State General Obligation Bonds, Series 2001
5.500% due 12/15/2013	100	115

Lower Colorado River Authority Revenue Bonds, (FSA Insured), Series 2003
5.000% due 05/15/2023	100	105

Seattle, Washington Water System Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 09/01/2033	100	102

		424

	Shares
Preferred Security 0.6%
DG Funding Trust
3.360% due 12/29/2049 (a)	20	214

Preferred Stock 0.6%
Fannie Mae
7.000% due 12/31/2049 (a)	4,140	236

	Principal Amount (000s)
U.S. Government Agencies 7.4%
Fannie Mae
2.537% due 03/25/2034 (a)	$179	178
2.567% due 08/25/2034 (a)	184	184
2.767% due 01/25/2016 (a)	10	10
5.000% due 09/01/2018	167	169
5.000% due 12/01/2034 (a)	100	102
5.213% due 04/01/2033 (a)	40	41
5.500% due 11/01/2016-01/13/2035 (ac)	1,355	1,399
Freddie Mac
3.703% due 02/01/2029 (a)	52	54
6.530% due 11/26/2012	300	322
Government National Mortgage Association
3.375% due 04/20/2028-06/20/2030 (a)(c)	62	62
Tennessee Valley Authority
4.875% due 12/15/2016	300	317

		2,838

U.S. Treasury Obligations 3.6%
Treasury Inflation Protected Securities (b)
0.875% due 04/15/2010	202	200
3.500% due 01/15/2011	329	374
1.875% due 07/15/2013	104	107
2.000% due 07/15/2014	203	209
3.625% due 04/15/2028	118	155

U.S. Treasury Bond
7.875% due 02/15/2021	$100	$135
U.S. Treasury Note
4.875% due 02/15/2012	200	211

		1,391

Total United States (Cost $8,969)		9,094

PURCHASED CALL OPTIONS 0.0%
	Notional
	Amount
	(000s)

30-Year Interest Rate Swap (OTC)
Strike @ 5.750%* Exp. 04/27/2009	$200	17

Total Purchased Call Options (Cost $10)		17

PURCHASED PUT OPTIONS 0.0%
30-Year Interest Rate Swap (OTC)
Strike @ 6.250%** Exp. 04/27/2009	200	11
Euribor June Futures (OTC)
Strike @ 95.000 Exp. 06/12/2005	8,000	0
	# of Contracts
Eurodollar June Futures (CME)
Strike @ 94.750 Exp. 06/13/2005	4	0

Total Purchased Put Options (Cost $14)		11

SHORT-TERM INSTRUMENTS 29.1%
	Principal Amount (000s)
Commercial Paper 25.8%
Anz (Delaware), Inc.
2.015% due 02/14/2005	$300	299
2.420% due 03/16/2005	800	797
ASB Bank Ltd.
2.420% due 04/07/2005	600	596
Barclays U.S. Funding Corp.
2.125% due 02/03/2005	200	200
2.060% due 02/22/2005	800	797
2.365% due 03/07/2005	100	99
Danske Corp.
2.440% due 03/23/2005	1,000	994
Fannie Mae
2.210% due 02/16/2005	200	199
2.390% due 03/16/2005	400	398
2.430% due 03/23/2005	300	298
2.474% due 03/30/2005	700	696
General Electric Capital Corp.
2.040% due 02/04/2005	200	200
General Motors Acceptance Corp.
2.362% due 03/21/2005	100	99
HBOS Treasury Services PLC
2.130% due 02/02/2005	200	200
2.070% due 02/22/2005	500	499
2.420% due 03/15/2005	300	298
ING U.S. Funding LLC
2.110% due 02/01/2005	200	200
2.445% due 03/21/2005	600	597
2.400% due 04/05/2005	300	298
Rabobank USA Financial Corp.
2.170% due 01/03/2005	900	900
UBS Finance, Inc.
1.940% due 01/25/2005	200	200
2.030% due 02/22/2005	400	399

See accompanying notes	December 31, 2004	Annual Report	9

Schedule of Investments (Cont.)

Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2004

Principal
Amount	Value
(000s)	(000s)

UniCredit Delaware
1.985% due 01/31/2005	$600	$598

		9,861

Repurchase Agreement 1.1%
State Street Bank
1.900% due 01/03/2005	410	410

(Dated 12/31/2004. Collateralized by Freddie Mac 2.125% due 11/15/2005 valued at $418. Repurchase proceeds are $410.)

U.S. Treasury Bills 2.2%
2.197% due 03/03/2005-03/17/2005 (c)(d)(e)	825	822

Total Short-Term Instruments (Cost $11,095)		11,093

Total Investments (j) 127.0%		$48,470
(Cost $45,065)
Written Options (g) (0.2%)		(81)
(Premiums $114)
Other Assets and Liabilities (Net) (26.8%)		(10,235)

Net Assets 100.0%		$38,154

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Principal amount of security is adjusted for inflation.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Securities with an aggregate market value of $498 have been pledged as collateral for swap and swaption contracts at December 31, 2004.

(e) Securities with an aggregate market value of $324 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar June Long Futures	06/2005	8	$(7)
Euribor June Long Futures	06/2005	8	9
Euro-Bobl 5-Year Note Long Futures	03/2005	2	(1)
Euro-Bund 10-Year Note Long Futures	03/2005	40	22
Government of Japan 10-Year Note Long Futures	03/2005	4	13
U.S. Treasury 10-Year Note Long Futures	03/2005	40	41
U.S. Treasury 30-Year Bond Long Futures	03/2005	5	13
U.S. Treasury 5-Year Note Long Futures	03/2005	4	(1)

			$89

(f) Swap agreements outstanding at December 31, 2004:

Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Merrill Lynch & Co., Inc.	6-month BP-LIBOR	Receive	5.000%	03/15/2017	BP	200	$(2)
Morgan Stanley Dean Witter & Co.	6-month BP-LIBOR	Receive	5.000%	03/20/2018		300	(5)
Citibank N.A.	6-month EC-LIBOR	Receive	5.000%	06/18/2012	EC	200	(34)
Citibank N.A.	6-month EC-LIBOR	Receive	4.000%	12/15/2014		1,080	(104)
Goldman Sachs & Co.	6-month EC-LIBOR	Pay	4.000%	06/17/2010		200	6
Goldman Sachs & Co.	6-month EC-LIBOR	Pay	6.000%	03/20/2018		100	4
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Receive	5.000%	06/17/2012		100	(19)
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Receive	6.000%	03/15/2031		100	(41)
Morgan Stanley Dean Witter & Co.	6-month EC-LIBOR	Receive	6.000%	03/15/2031		100	(40)
UBS Warburg LLC	6-month EC-LIBOR	Receive	5.000%	12/15/2014		2,500	(285)
UBS Warburg LLC	6-month EC-LIBOR	Receive	4.000%	12/15/2014		200	(19)
UBS Warburg LLC	6-month EC-LIBOR	Pay	6.000%	03/20/2018		500	14
Goldman Sachs & Co.	3-month H$-HIBOR	Receive	5.753%	02/08/2006	H	$3,000	(23)
Goldman Sachs & Co.	3-month H$-HIBOR	Receive	4.235%	12/17/2008		7,100	(57)
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	2.020%	05/18/2010	JY	17,000	(11)
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	1.300%	09/21/2011		40,000	(8)
UBS Warburg LLC	6-month JY-LIBOR	Receive	0.800%	03/20/2012		50,000	(9)
Barclays Bank PLC	3-month SK-STIBOR	Pay	4.500%	06/17/2008	SK	2,500	14
J.P. Morgan Chase & Co.	3-month SK-STIBOR	Pay	4.500%	06/17/2008		600	3
Merrill Lynch & Co., Inc.	3-month SK-STIBOR	Pay	4.500%	06/17/2008		2,600	15
Bank of America	3-month USD LIBOR	Receive	5.000%	06/15/2015		$1,400	(6)
Bank of America	3-month USD LIBOR	Receive	6.000%	06/15/2025		500	2
Barclays Bank PLC	3-month USD LIBOR	Receive	6.000%	06/15/2025		1,000	4
Goldman Sachs & Co.	3-month USD LIBOR	Receive	5.000%	06/15/2015		900	(8)
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	4.000%	06/15/2010		2,000	(12)

							$(621)

10	Annual Report	December 31, 2004	See accompanying notes

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed rate	Expiration Date	Notional Amount	Unrealized Appreciation
Goldman Sachs & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500%	Sell	0.960%	01/28/2005	$100	$0

	thereafter, due 03/31/2030

Total Return Swaps
Counterparty	Receive total return		Pay	Expiration Date	Notional Amount	Unrealized Appreciation
Citibank N.A.	Lehman Commercial Mortgage-Backed Securities Index		1-month USD-LIBOR	04/01/2005	$100	$0

			less 0.350%

(g) Premiums received on written options:
Name of Issuer		Exercise Price		Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Note March Futures		$115.000		02/18/2005	15	$9	$1

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%**	08/04/2005	1,000	$43	$75
Put - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%*	08/04/2005	1,000	43	2
Call - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	4.000	%**	09/23/2005	300	8	2
Put - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	6.000	%*	09/23/2005	300	11	1

						$105	$80

* The Portfolio will pay a floating rate based on 3-month USD-LIBOR.
** The Portfolio will receive a floating rate based on 3-month USD-LIBOR.

(h) Short sales open at December 31, 2004 were as follows:
Type		Coupon (%)		Maturity	Par	Value	Proceeds
U.S. Treasury Note		3.000		02/15/2009	$ 800	$786	$789
U.S. Treasury Note		5.500		05/15/2009	400	433	430
U.S. Treasury Note		4.375		08/15/2012	300	307	305
U.S. Treasury Note		3.875		02/15/2013	900	888	884
U.S. Treasury Note		3.625		05/15/2013	2,400	2,326	2,293
U.S. Treasury Note		4.250		08/15/2013	100	101	101

						$4,841	$4,802

(i) Forward foreign currency contracts outstanding at December 31, 2004:
Type	Currency	Principal Amount Covered by Contract		Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BP	112		01/2005	$ 0	$0	$0
Sell		107		01/2005	0	0	0
Buy	BR	36		01/2005	1	0	1
Buy		29		02/2005	1	0	1
Buy	C$	1,241		01/2005	28	0	28
Sell		1,614		01/2005	0	(30)	(30)
Buy	CP	7,296		02/2005	1	0	1
Sell	DK	327		03/2005	0	(1)	(1)
Buy	EC	204		01/2005	5	0	5
Sell		10,661		01/2005	0	(178)	(178)
Buy	H$	47		01/2005	0	0	0
Buy		38		03/2005	0	0	0

See accompanying notes	December 31, 2004	Annual Report	11

Schedule of Investments (Cont.)

Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2004

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	JY	17,391	01/2005	$4	$0	$4
Sell		320,477	01/2005	0	(101)	(101)
Buy	KW	6,966	01/2005	1	0	1
Buy		27,912	03/2005	1	0	1
Buy	MP	205	02/2005	1	0	1
Buy		68	03/2005	0	0	0
Sell	N$	87	02/2005	0	(1)	(1)
Buy	PN	58	02/2005	0	0	0
Buy	PZ	48	02/2005	1	0	1
Buy		15	03/2005	0	0	0
Buy	RR	201	01/2005	0	0	0
Buy		284	02/2005	0	0	0
Buy	S$	10	01/2005	0	0	0
Buy	SR	63	02/2005	1	0	1
Buy	SV	673	02/2005	2	0	2

				$47	$(311)	$(264)

(j) As of December 31, 2004, portfolio securities with aggregate market value of $1,018 were valued with reference to securities whose prices are more readily obtainable.

12	Annual Report	December 31, 2004	See accompanying notes

Notes to Financial Statements

December 31, 2004

1. Organization

The Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

December 31, 2004	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2004

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Currency symbols utilized throughout reports are defined as follows:

BP	-	British Pound
BR	-	Brazilian Real
C$	-	Canadian Dollar
CP	-	Chilean Peso
DK	-	Danish Krone
EC	-	Euro
H$	-	Hong Kong Dollar
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
N$	-	New Zealand Dollar
PN	-	Peruvian New Sol
PZ	-	Polish Zloty
RR	-	Russian Ruble
S$	-	Singapore Dollar
SK	-	Swedish Krona
SR	-	South African Rand
SV	-	Slovakian Koruna

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

14	Annual Report	December 31, 2004

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Short Sales. The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage their exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

December 31, 2004	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2004

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. There was no effect on the Portfolio’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period. Reclassification from net investment income to net realized gain/loss and net change in unrealized gain/loss in the Statement of Operations and Statement of Changes in Net Assets is as follows:

	12/31/2004	12/31/2003	12/31/2002	12/31/2001	12/31/2000
Net Investment Income Increase	$92,588	$26,213	$9,644	$15,532	$4,907
Net Realized Gain/Loss Increase (Decrease)	(78,429)	(14,876)	(5,571)	(25,783)	6,023
Net Change in Unrealized Gain/Loss Increase (Decrease)	(14,159)	(11,337)	(4,073)	10,251	(10,930)

The effect of the reclassification to the Financial Highlights is as follows:

	12/31/2004	12/31/2003	12/31/2002	12/31/2001	12/31/2000
Net Investment Income Increase (Decrease)	$0.03	$0.01	$(0.09)	$0.02	$0.01
Net Realized/Unrealized Gain (Loss) on Investments Increase (Decrease)	(0.03)	(0.01)	0.09	(0.02)	(0.01)
Ratio of Net Investment Income to Average Net Assets Increase (Decrease)	0.27%	0.09%	(0.88)%	0.24%	0.09%

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.50%.

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ending December 31, 2004, each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets.

16	Annual Report	December 31, 2004

4. Purchases and Sales of Securities

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2004 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$85,593	$88,155	$88,188	$84,091

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2003	$141
Sales	52
Closing Buys	(20)
Expirations	(59)
Exercised	0
Balance at 12/31/2004	$114

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2004		Year Ended 12/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	0	$0	0	$0
Administrative Class	1,074	10,884	2,126	21,710

Issued as reinvestment of distributions

Institutional Class	0	1	0	0
Administrative Class	149	1,507	70	709

Cost of shares redeemed

Institutional Class	0	0	0	0
Administrative Class	(693)	(6,998)	(635)	(6,424)

Net increase resulting from Portfolio share transactions	530	$5,394	1,561	$15,995

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	100	*
Administrative Class	4	97

*	Allianz Global Investors of America L.P., a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

December 31, 2004	Annual Report	17

Notes to Financial Statements (Cont.)

December 31, 2004

7. Federal Income Tax Matters

As of December 31, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral(2)
$ 650	$0	$ (2,730)	$0	$0	$(555)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, foreign currency transactions, swap contracts, amortization of swap premiums and tax straddle deferrals.

(2)	Capital losses realized during the period November 1, 2004 through December 31, 2004 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)
$ 45,190	$3,414	$ (134)	$3,280

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to tax straddle deferrals and wash sale loss deferrals for federal income tax purposes.

For the fiscal year ended December 31, 2004, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(4)	Long-Term Capital Gain Distributions	Return of Capital
$ 1,121	$387	$0

(4)	Includes short-term capital gains.

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”), PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust (in their capacity as Trustees of the PIMS or MMS Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all

18	Annual Report	December 31, 2004

been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

December 31, 2004	Annual Report	19

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2004:

Foreign Bond Portfolio (U.S. Dollar-Hedged)	1.78%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Foreign Bond Portfolio (U.S. Dollar-Hedged)	0.86%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

20	Annual Report	December 31, 2004

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Institutional Shareholders of

the Foreign Bond Portfolio (U.S. Dollar-Hedged)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the Foreign Bond Portfolio (U.S. Dollar-Hedged) (a portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2005

December 31, 2004	Annual Report	21

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (45) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

R. Wesley Burns* (45) President and Trustee	08/1997 to present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Managing Director, PIMCO.	79	None

Non-Interested Trustees

E. Philip Cannon (64) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series.	111	None

Vern O. Curtis (70) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	79	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (65) Trustee	05/2000 to present	Private Investor and Business Advisor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Director, Freedom Communications; Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	79	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	79	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an "interested person" of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

22	Annual Report	December 31, 2004

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (41)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (34) Chief Compliance Officer	07/2004 to present	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (60)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (41)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (59)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
Henrik P. Larsen (34)	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President
Michael J. Willemsen (44) Vice President	08/1997 to present (since 02/2002 as Vice President )	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (58)	08/1997 to present	Specialist, PIMCO.
Secretary
John P. Hardaway (47)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (35)	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.
Assistant Treasurer

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2004	Annual Report	23

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Portfolio’s voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling the Portfolio at 1-800-927-4648, visiting our website at http://www.pimco.com and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio is available by calling the Portfolio at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Portfolio’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling the Portfolio at 1-800-927-4648 or visiting our website at http://www.pimco.com. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

SHORT-TERM PORTFOLIO

INSTITUTIONAL CLASS

ANNUAL REPORT

December 31, 2004

Contents
Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	3
Financial Highlights	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Schedule of Investments	8
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	17
Management of the Trust	18

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

All major fixed income sectors posted gains in fourth quarter 2004, capping a year in which bonds showed late strength. The 4.34% gain of the Lehman Brothers Aggregate Bond Index for the year came despite several major headwinds. These issues included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions when 2004 began that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004. The central bank raised the federal funds rate five times during the year for a total increase of 1.25%. The most recent move came on December 14, 2004 with an increase of 0.25%, leaving the federal funds rate at 2.25% at the end of the year. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on longer maturity Treasuries decreased in 2004. The yield on the benchmark ten-year Treasury ended the year at 4.22%, which was down 0.03% for the year. However, yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The relatively steep two- to ten-year portion of the yield curve flattened during the year. The difference between yields on securities maturing in two years versus ten years narrowed from 2.43% at the end of 2003 to 1.15% at the end of 2004.

On the following pages you will find a more complete review of the Portfolio as well as details about the total return investment performance for the one-year period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2005

December 31, 2004	Annual Report	1

Important Information About the Portfolio

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Portfolio does not apply to the stability of the Portfolio.

On the performance summary page in this annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example, which appears on the Portfolio’s individual page in this annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratio may vary period to period because of various factors such as increase in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and its counsel or litigation expense].

PIMCO Variable Insurance Trust is distributed by PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2004

Short-Term Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2004

              Short-Term Portfolio           Citigroup 3-Month
              Institutional Class           Treasury Bill Index
              --------------------        ----------------------
04/30/2000          $10,000.00                  $10,000.00
05/31/2000           10,058.24                   10,048.90
06/30/2000           10,114.23                   10,096.03
07/31/2000           10,174.37                   10,144.89
08/31/2000           10,249.10                   10,195.11
09/30/2000           10,318.35                   10,245.78
10/31/2000           10,376.98                   10,299.47
11/30/2000           10,433.25                   10,352.10
12/31/2000           10,463.57                   10,406.55
01/31/2001           10,538.52                   10,460.25
02/28/2001           10,600.00                   10,505.44
03/31/2001           10,644.10                   10,551.77
04/30/2001           10,663.97                   10,592.29
05/31/2001           10,726.51                   10,631.05
06/30/2001           10,746.37                   10,665.18
07/31/2001           10,852.42                   10,698.67
08/31/2001           10,913.89                   10,731.19
09/30/2001           11,005.00                   10,761.99
10/31/2001           11,074.74                   10,790.18
11/30/2001           11,104.19                   10,813.17
12/31/2001           11,153.50                   10,832.09
01/31/2002           11,154.77                   10,848.99
02/28/2002           11,170.84                   10,863.53
03/31/2002           11,176.80                   10,879.50
04/30/2002           11,230.22                   10,895.16
05/31/2002           11,268.75                   10,911.40
06/30/2002           11,292.56                   10,926.67
07/31/2002           11,291.61                   10,942.62
08/31/2002           11,334.77                   10,958.49
09/30/2002           11,355.54                   10,973.61
10/31/2002           11,403.55                   10,988.87
11/30/2002           11,476.51                   11,002.93
12/31/2002           11,507.69                   11,016.14
01/31/2003           11,547.80                   11,028.14
02/28/2003           11,582.48                   11,038.29
03/31/2003           11,615.32                   11,049.44
04/30/2003           11,647.77                   11,059.94
05/31/2003           11,679.00                   11,070.66
06/30/2003           11,693.69                   11,080.74
07/31/2003           11,651.79                   11,090.38
08/31/2003           11,656.35                   11,099.47
09/30/2003           11,715.31                   11,107.91
10/31/2003           11,707.47                   11,116.91
11/30/2003           11,720.07                   11,125.58
12/31/2003           11,760.90                   11,134.48
01/31/2004           11,772.77                   11,143.27
02/29/2004           11,795.06                   11,151.41
03/31/2004           11,807.19                   11,160.22
04/30/2004           11,796.16                   11,168.81
05/31/2004           11,806.84                   11,177.86
06/30/2004           11,806.34                   11,187.02
07/31/2004           11,831.65                   11,197.65
08/31/2004           11,856.47                   11,209.75
09/30/2004           11,870.73                   11,223.08
10/31/2004           11,899.03                   11,238.12
11/30/2004           11,905.17                   11,254.08
12/31/2004           11,931.40                   11,272.65

à$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2004

		1 Year	Since Inception*
	Short-Term Portfolio Institutional Class (Inception 04/28/00)	1.45%	3.85%
- - - - - - -	Citigroup 3-Month Treasury Bill Index	1.24%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

SECTOR BREAKDOWN‡

Short-Term Instruments	61.8%
Asset-Backed Securities	10.0%
Corporate Bonds & Notes	9.4%
U.S. Government Agencies	8.5%
U.S. Treasury Obligations	4.9%
Other	5.4%

‡ % of Total Investments as of December 31, 2004

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,010.60	$1,022.87
Expenses Paid During Period†	$2.27	$2.29

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Short-Term Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

•	The Portfolio’s Institutional Class returned 1.45% for the 12-month period ended December 31, 2004, outperforming the 1.24% return of the Citigroup 3-Month Treasury Bill Index during the same period.

•	Above-Benchmark duration in the U.S. was negative for returns during the year as U.S. rates rose; however, exposure to European duration helped as these rates fell.

•	Forward exposure to short maturity rates added value throughout the year; these yields rose less than markets expected, as the Federal Reserve began its tightening cycle.

•	An emphasis on the mortgage sector helped returns as low volatility and strong bank demand supported these assets. In addition, the Portfolio’s selection of mortgage securities also added to returns.

•	An emphasis on corporate securities was positive as investors around the world were drawn to corporate bonds for their extra yield.

•	A tactical allocation to real return bonds added value; TIPS outperformed nominal securities as real yields fell.

•	Emerging market investments were positive as fundamentals such as trade surpluses and currency reserves continued to improve.

December 31, 2004	Annual Report	3

Financial Highlights

Short-Term Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2004	12/31/2003	12/31/2002	12/31/2001		04/28/2000- 12/31/2000

Net asset value beginning of period	$10.10	$10.08	$10.08	$10.01		$10.00
Net investment income** (a)	0.14	0.14	0.30	0.53		0.45
Net realized/unrealized gain on investments** (a)	0.00	0.08	0.01	0.12		0.01
Total income from investment operations	0.14	0.22	0.31	0.65		0.46
Dividends from net investment income	(0.14)	(0.19)	(0.30)	(0.54)		(0.45)
Distributions from net realized capital gains	(0.02)	(0.01)	(0.01)	(0.04)		0.00
Total distributions	(0.16)	(0.20)	(0.31)	(0.58)		(0.45)
Net asset value end of year	$10.08	$10.10	$10.08	$10.08		$10.01
Total return	1.45%	2.20%	3.18%	6.59%		4.64%
Net assets end of year (000s)	$25,320	$14,932	$4,893	$4,093		$3,388
Ratio of net expenses to average net assets	0.45%	0.45%	0.45%	0.47	%(b)(c)	0.45%*
Ratio of net investment income to average net assets**	1.34%	1.36%	2.99%	5.27%		6.56%*
Portfolio turnover rate	251%	199%	60%	94%		281%

*	Annualized
**	As a result of a change in generally accepted accounting principles, the Portfolio has reclassified periodic payments made or received for certain derivative instruments, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. The effects of these reclassifications are noted in the Notes to Financials.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.45%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.46%.

4	Annual Report	December 31, 2004	See accompanying notes

Statement of Assets and Liabilities

Short-Term Portfolio

December 31, 2004

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$33,902
Cash	34
Foreign currency, at value	17
Receivable for investments sold on delayed delivery basis	823
Receivable for Portfolio shares sold	66
Interest and dividends receivable	117
Variation margin receivable	6
Swap premiums paid	15
Unrealized appreciation on swap agreements	20
35,000

Liabilities:

Payable for investments purchased	$505
Payable for investments purchased on delayed delivery basis	50
Payable for short sale	828
Written options outstanding	6
Accrued investment advisory fee	7
Accrued administration fee	6
Accrued servicing fee	1
Unrealized depreciation on swap agreements	3
1,406

Net Assets	$33,594

Net Assets Consist of:

Paid in capital	$33,576
Undistributed net investment income	23
Accumulated undistributed net realized (loss)	(35)
Net unrealized appreciation	30
$33,594

Net Assets:

Institutional Class	$25,320
Administrative Class	8,274

Shares Issued and Outstanding:

Institutional Class	2,512
Administrative Class	821

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.08
Administrative Class	10.08

Cost of Investments Owned	$33,889
Cost of Foreign Currency Held	$17

See accompanying notes	December 31, 2004	Annual Report	5

Statement of Operations

Short-Term Portfolio

Amounts in thousands
Year Ended December 31, 2004
Investment Income:

Interest	$528
Miscellaneous income	1
Total Income	529

Expenses:

Investment advisory fees	74
Administration fees	59
Servicing fees - Administrative Class	11
Total Expenses	144

Net Investment Income	385

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(33)
Net realized gain on futures contracts, options, and swaps	109
Net realized gain on foreign currency transactions	10
Net change in unrealized (depreciation) on investments	(1)
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(17)
Net Gain	68

Net Increase in Net Assets Resulting from Operations	$453

6	Annual Report	December 31, 2004	See accompanying notes

Statements of Changes in Net Assets

Short-Term Portfolio

Amounts in thousands
	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$385	$207
Net realized gain	86	100
Net change in unrealized (depreciation)	(18)	(13)
Net increase resulting from operations	453	294

Distributions to Shareholders:

From net investment income
Institutional Class	(323)	(160)
Administrative Class	(90)	(97)

From net realized capital gains
Institutional Class	(54)	(18)
Administrative Class	(19)	(8)

Total Distributions	(486)	(283)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	21,164	12,584
Administrative Class	3,299	3,690

Issued as reinvestment of distributions
Institutional Class	375	178
Administrative Class	109	105

Cost of shares redeemed
Institutional Class	(11,131)	(2,724)
Administrative Class	(1,069)	(2,197)
Net increase resulting from Portfolio share transactions	12,747	11,636

Total Increase in Net Assets	12,714	11,647

Net Assets:

Beginning of period	20,880	9,233
End of period*	$33,594	$20,880

*Including undistributed (overdistributed) net investment income of:	$23	$(16)

See accompanying notes	December 31, 2004	Annual Report	7

Schedule of Investments

Short-Term Portfolio

December 31, 2004

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 9.6%
Banking & Finance 2.2%
Deutsche Telekom International Finance BV
8.250% due 06/15/2005	$80	$82
Duke Capital LLC
6.250% due 07/15/2005	100	102
Ford Motor Credit Co.
7.600% due 08/01/2005	300	307
General Motors Acceptance Corp.
3.329% due 10/20/2005 (a)	70	70
6.750% due 01/15/2006	30	31
Household Finance Corp.
6.700% due 11/15/2005	40	41
Verizon Wireless Capital LLC
2.415% due 05/23/2005 (a)	100	100

		733

Industrials 4.1%
Abitibi-Consolidated, Inc.
8.300% due 08/01/2005	30	31
Caesars Entertainment, Inc.
7.875% due 12/15/2005	150	156
Comcast Continental Cablevision, Inc.
8.875% due 09/15/2005	100	104
Constellation Brands, Inc.
8.625% due 08/01/2006	60	64
DaimlerChrysler North America Holding Corp.
7.400% due 01/20/2005	110	110
Delhaize America, Inc.
7.375% due 04/15/2006	30	32
Enterprise Products Operating LP
4.000% due 10/15/2007	30	30
Georgia-Pacific Corp.
7.500% due 05/15/2006	30	32
Harrah’s Operating Co., Inc.
7.875% due 12/15/2005	30	31
HCA, Inc.
6.910% due 06/15/2005	80	81
HJ Heinz Co.
6.189% due 12/01/2005 (a)	150	156
La Quinta Inns
7.400% due 09/15/2005	30	31
Lear Corp.
7.960% due 05/15/2005	50	51
MGM Mirage, Inc.
6.950% due 02/01/2005	40	40
Mirage Resorts, Inc.
6.625% due 02/01/2005	20	20
Nabisco, Inc.
6.375% due 02/01/2005	60	60
Petroleos Mexicanos
6.500% due 02/01/2005	150	150
Pioneer Natural Resources Co.
8.875% due 04/15/2005	50	51
PP&L Capital Funding, Inc.
7.750% due 04/15/2005	60	61
Rogers Cablesystems, Inc.
10.000% due 03/15/2005	30	30
Smurfit Capital Funding PLC
6.750% due 11/20/2005	30	31
Weyerhaeuser Co.
5.500% due 03/15/2005	15	15

		1,367

Utilities 3.3%
CenterPoint Energy Resources Corp.
8.125% due 07/15/2005	100	103
Dominion Resources, Inc.
2.800% due 02/15/2005	100	100
Entergy Gulf States, Inc.
3.600% due 06/01/2008	100	98
GPU, Inc.
7.700% due 12/01/2005	50	52
Ohio Edison Co.
4.000% due 05/01/2008	30	30

Pacific Gas & Electric Co.
2.720% due 04/03/2006 (a)	$100	$100
PPL Capital Funding Trust I
7.290% due 05/18/2006	80	83
Progress Energy, Inc.
6.750% due 03/01/2006	100	104
Qwest Corp.
6.625% due 09/15/2005	30	31
SBC Communications, Inc.
4.206% due 06/05/2005	110	111
Southwestern Electric Power
4.500% due 07/01/2005	150	151
Sprint Capital Corp.
7.900% due 03/15/2005	120	121
TXU Energy Co. LLC
2.838% due 01/17/2006 (a)	25	25

		1,109

Total Corporate Bonds & Notes (Cost $3,211)		3,209

U.S. GOVERNMENT AGENCIES 8.6%

Fannie Mae
2.392% due 03/23/2005 (a)	300	300
2.537% due 03/25/2034 (a)	197	196
2.567% due 08/25/2034 (a)	92	92
4.003% due 10/01/2031 (a)	44	44
4.500% due 02/25/2008	79	80
5.500% due 11/01/2016- 01/19/2020 (d)	372	385
6.000% due 06/01/2017	51	53
Federal Home Loan Bank
1.625% due 04/15/2005	600	599
1.958% due 01/05/2005	900	900
Freddie Mac
5.500% due 08/15/2030	19	18
9.500% due 12/01/2019	81	91
Government National Mortgage Association
3.000% due 02/20/2032 (a)	104	104
6.000% due 03/15/2032	20	21

Total U.S. Government Agencies (Cost $2,883)		2,883

U.S. TREASURY OBLIGATIONS 4.9%

Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007	157	166
3.625% due 01/15/2008	402	438
U.S. Treasury Notes
1.875% due 12/31/2005	390	387
2.875% due 11/30/2006	50	50
11.750% due 02/15/2010	600	606

Total U.S. Treasury Obligations (Cost $1,647)		1,647

MORTGAGE-BACKED SECURITIES 3.7%

Banc of America Large Loan
2.602% due 11/15/2015 (a)	100	100
Bank of America Mortgage Securities, Inc.
6.379% due 07/25/2032 (a)	11	11
5.597% due 10/20/2032 (a)	11	11
Bear Stearns Adjustable Rate Mortgage Trust
4.771% due 12/25/2033 (a)	31	31
4.299% due 01/25/2034 (a)	31	31
2.697% due 02/25/2034 (a)	36	36
Bear Stearns Commercial Mortgage Securities, Inc.
2.617% due 05/14/2016 (a)	100	100
Commercial Mortgage Pass-Through Certificates
2.600% due 07/15/2015 (a)	100	100
Countrywide Home Loans, Inc.
4.973% due 09/19/2032 (a)	5	4
CS First Boston Mortgage Securities Corp.
1.750% due 03/25/2032 (a)	121	121
5.737% due 05/25/2032 (a)	8	8

Fieldstone Mortgage Investment Corp.
2.637% due 11/25/2033	$119	$119
First Republic Mortgage Loan Trust
2.702% due 08/15/2032 (a)	153	153
Mellon Residential Funding Corp.
2.842% due 12/15/2030 (a)	50	50
SACO I, Inc.
2.607% due 07/25/2019 (a)	90	89
Sequoia Mortgage Funding Co.
0.800% due 10/21/2008 (b)	1,405	14
Structured Asset Mortgage Investments, Inc.
2.740% due 09/19/2032 (a)	71	71
Structured Asset Securities Corp.
2.917% due 07/25/2032 (a)	32	32
2.471% due 01/25/2033 (a)	13	13
2.917% due 11/25/2033 (a)	7	7
Washington Mutual Mortgage Securities Corp.
2.688% due 12/25/2027 (a)	67	67
5.141% due 10/25/2032 (a)	9	9
2.922% due 06/25/2042 (a)	64	65

Total Mortgage-Backed Securities (Cost $1,242)		1,242

ASSET-BACKED SECURITIES 10.0%

Ameriquest Mortgage Securities, Inc.
2.857% due 02/25/2033 (a)	2	3
2.567% due 11/25/2033 (a)	7	7
Argent Securities, Inc.
2.597% due 11/25/2034 (a)	93	93
Bear Stearns Asset-Backed Securities, Inc.
2.557% due 11/25/2029 (a)	78	78
2.747% due 10/25/2032 (a)	7	7
2.617% due 06/15/2043 (a)	44	44
Capital Auto Receivables Asset Trust
2.452% due 01/16/2006 (a)	48	48
2.920% due 04/15/2008	100	100
CDC Mortgage Capital Trust
2.787% due 08/25/2033 (a)	9	9
Centex Home Equity
2.717% due 09/25/2033 (a)	18	18
2.517% due 03/25/2034 (a)	52	52
Chase Credit Card Master Trust
2.452% due 07/16/2007 (a)	100	100
2.532% due 01/15/2008 (a)	100	100
Chase Funding Loan Acquisition Trust
2.657% due 07/25/2030 (a)	7	7
2.747% due 01/25/2033 (a)	80	80
Citifinancial Mortgage Securities, Inc.
2.717% due 01/25/2033 (a)	9	9
2.727% due 05/25/2033 (a)	43	43
ContiMortgage Home Equity Loan Trust
2.762% due 04/15/2029 (a)	42	42
Countrywide Asset-Backed Certificates
3.644% due 10/25/2017	41	41
2.610% due 09/25/2021 (a)	97	97
2.607% due 10/25/2021 (a)	78	78
2.567% due 12/25/2022 (a)	89	89
2.291% due 08/25/2023 (a)	64	64
2.557% due 10/25/2023 (a)	100	100
2.657% due 12/25/2031 (a)	14	14
2.787% due 05/25/2032 (a)	6	6
2.344% due 04/25/2035 (a)	97	97
Credit-Based Asset Servicing & Securitization LLC
2.527% due 03/25/2034 (a)	17	17
CS First Boston Mortgage Securities Corp.
2.767% due 07/25/2032 (a)	12	12
2.787% due 08/25/2032 (a)	9	9
2.857% due 08/25/2032 (a)	1	1
Equifirst Mortgage Loan Trust
2.517% due 01/25/2034 (a)	75	75

8	Annual Report	December 31, 2004	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.537% due 07/25/2033 (a)	$18	$18
2.820% due 03/25/2034 (a)	21	21
2.547% due 10/25/2034 (a)	92	92
Fremont Home Loan Trust
2.567% due 07/25/2034 (a)	87	87
GSAMP Trust
2.567% due 08/25/2034 (a)	79	79
HFC Home Equity Loan Asset-Backed Certificates
2.760% due 10/20/2032 (a)	34	34
Home Equity Asset Trust
2.877% due 02/25/2033 (a)	14	14
2.827% due 03/25/2033 (a)	7	7
Home Equity Mortgage Trust
2.667% due 04/25/2034 (a)	5	5
2.567% due 12/25/2034 (a)	75	75
Irwin Home Equity Loan Trust
2.688% due 07/25/2032 (a)	20	20
Long Beach Mortgage Loan Trust
2.817% due 03/25/2033 (a)	55	55
2.737% due 06/25/2033 (a)	30	30
MASTR Asset-Backed Securities Trust
2.517% due 02/25/2034 (a)	7	8
Merrill Lynch Mortgage Investors, Inc.
2.757% due 02/25/2034 (a)	88	88
2.557% due 04/25/2035 (a)	42	42
Morgan Stanley Asset-Backed Securities Capital I, Inc.
2.757% due 08/25/2033 (a)	27	27
2.557% due 08/25/2034 (a)	76	76
2.567% due 10/25/2034 (a)	99	99
Novastar Home Equity Loan
2.747% due 09/25/2031 (a)	8	8
Option One Mortgage Loan Trust
2.537% due 06/25/2033 (a)	10	10
Quest Trust
2.977% due 06/25/2034 (a)	71	71
Renaissance Home Equity Loan Trust
2.857% due 08/25/2033 (a)	66	66
2.777% due 11/25/2034 (a)	97	97
Residential Asset Mortgage Products, Inc.
2.577% due 09/25/2013 (a)	93	94
2.567% due 06/25/2024 (a)	97	97
2.557% due 05/25/2026 (a)	90	90
2.747% due 12/25/2033 (a)	32	32
Residential Asset Securities Corp.
2.537% due 06/25/2025 (a)	48	48
Saxon Asset Securities Trust
2.688% due 01/25/2032 (a)	3	3
2.817% due 12/25/2032 (a)	5	5
2.717% due 06/25/2033 (a)	34	35
Sears Credit Account Master Trust
2.782% due 11/17/2009 (a)	100	100
SLM Student Loan Trust
2.063% due 07/27/2009 (a)	100	100
2.490% due 09/15/2009 (a)	10	10
Terwin Mortgage Trust
2.997% due 09/25/2033 (a)	0	0
Wells Fargo Home Equity Trust
2.587% due 02/25/2018 (a)	93	93

Total Asset-Backed Securities (Cost $3,375)		3,376

SOVEREIGN ISSUES 1.7%

Republic of Brazil
3.063% due 04/15/2006 (a)	70	70
10.000% due 01/16/2007	10	11
3.125% due 04/15/2009 (a)	130	129
8.299% due 06/29/2009 (a)	150	177
3.125% due 04/15/2012 (a)	27	26
Russian Federation
8.750% due 07/24/2005	60	62
10.000% due 06/26/2007	100	113

Total Sovereign Issues (Cost $572)		588

SHORT-TERM INSTRUMENTS 62.4%
Certificates of Deposit 0.9%
Bank of America, N.A.
2.050% due 02/16/2005	$300	$300

Commercial Paper 59.9%
ABN AMRO North America
1.925% due 01/24/2005	500	499
1.945% due 01/31/2005	100	100
Anz (Delaware), Inc.
2.375% due 02/22/2005	600	598
ASB Bank Ltd.
2.420% due 04/07/2005	400	397
Barclays U.S. Funding Corp.
1.985% due 02/01/2005	900	899
2.060% due 02/22/2005	100	100
Danske Corp.
2.035% due 02/14/2005	300	299
2.370% due 03/14/2005	600	597
Den Norske Bank ASA
1.950% due 01/27/2005	100	100
Dexia Delaware LLC
2.010% due 01/21/2005	500	499
Fannie Mae
2.065% due 01/07/2005	300	300
1.990% due 01/26/2005	300	300
2.175% due 02/09/2005	300	299
2.197% due 02/16/2005	800	798
2.221% due 02/23/2005	800	797
2.299% due 03/02/2005	600	598
2.349% due 03/16/2005	200	199
2.627% due 04/01/2005	300	298
Federal Home Loan Bank
2.028% due 01/28/2005	200	200
2.313% due 03/04/2005	300	299
2.309% due 03/09/2005	100	100
2.340% due 03/11/2005	500	498
Fortis Funding LLC
2.000% due 01/21/2005	800	799
Freddie Mac
1.930% due 01/24/2005	200	200
2.200% due 01/28/2005	600	599
2.183% due 03/08/2005	800	796
2.229% due 03/15/2005	600	597
2.380% due 03/31/2005	300	298
2.405% due 04/15/2005	500	496
General Electric Capital Corp.
1.920% due 01/03/2005	100	100
2.040% due 02/04/2005	100	100
General Motors Acceptance Corp.
2.362% due 03/21/2005	180	179
HBOS Treasury Services PLC
2.010% due 02/03/2005	100	100
2.420% due 03/15/2005	300	298
2.435% due 03/22/2005	400	398
ING U.S. Funding LLC
2.445% due 03/21/2005	900	895
Nordea North America, Inc.
1.970% due 02/01/2005	100	100
Pfizer, Inc.
2.240% due 03/18/2005	600	597
Rabobank USA Financial Corp.
2.170% due 01/03/2005	900	900
Shell Finance (UK) PLC
2.340% due 03/08/2005	800	796
Skandinaviska Enskilda Banken AB
2.120% due 02/04/2005	700	699
UBS Finance, Inc.
2.180% due 01/03/2005	900	900
UniCredit Delaware
1.985% due 01/31/2005	600	599
Westpac Capital Corp.
2.400% due 03/10/2005	900	896

		20,116

Repurchase Agreement 1.4%
State Street Bank
1.900% due 01/03/2005	$461	$461

(Dated 12/31/2004. Collateralized by Freddie Mac 1.875% due 01/15/2005 valued at $474. Repurchase proceeds are $461.)
U.S. Treasury Bills 0.2%
2.180% due 03/03/2005 (e)	80	80

Total Short-Term Instruments (Cost $20,959)		20,957

Total Investments (j) 100.9%		$33,902
(Cost $33,889)
Written Options (g) (0.0%)		(6)
(Premiums $6)
Other Assets and Liabilities (Net) (0.9%)		(302)

Net Assets 100.0%		$33,594

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Interest only security.

(c) Principal amount of security is adjusted for inflation.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Securities with an aggregate market value of $80 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar June Long Futures	06/2005	8	$4
Euribor Written Put Options Strike @ 97.500	09/2005	20	(1)
Euro-Bobl 5-Year Note Long Futures	03/2005	4	(1)
U.S. Treasury 10-Year Note Long Futures	03/2005	8	5

			$7

See accompanying notes	December 31, 2004	Annual Report	9

Schedule of Investments (Cont.)

Short-Term Portfolio

December 31, 2004

(f) Swap agreements outstanding at December 31, 2004:
Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Merrill Lynch & Co., Inc.	6-month EC-LIBOR	Pay	4.000%	06/17/2010	EC	400	$13
Lehman Brothers, Inc.	3-month USD-LIBOR	Pay	4.000%	06/15/2007		$1,400	(3)
UBS Warburg LLC	3-month USD-LIBOR	Pay	4.000%	06/15/2007		200	0

							$10

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection	Pay/ Receive Fixed rate	Expiration Date	Notional Amount	Unrealized Appreciation
Bear Stearns & Co., Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	1.000%	03/17/2005	$25	$0
Bear Stearns & Co., Inc.	United Mexican States 11.500% due 05/15/2026	Sell	0.730%	06/20/2005	80	0
J.P. Morgan Chase & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	1.000%	03/11/2005	40	0
Lehman Brothers, Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	1.000%	07/28/2005	100	0
Merrill Lynch & Co., Inc.	Federative Republic of Brazil 8.000% due 04/15/2014	Sell	16.500%	01/16/2005	75	7

						$7

(g) Premiums received on written options:
Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.000	%**	01/07/2005	$140	$3	$6
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	7.000	%*	01/07/2005	140	3	0

						$6	$6

* The Portfolio will pay a floating rate based on 3-month USD-LIBOR.
** The Portfolio will receive a floating rate based on 3-month USD-LIBOR.

(h) Short sales open at December 31, 2004 were as follows:
Type		Coupon (%)		Maturity	Par	Value	Proceeds
U.S. Treasury Note		5.000		02/15/2011	$200	$213	$212
U.S. Treasury Note		4.250		08/15/2013	610	615	610

						$828	$822

(i) Forward foreign currency contracts outstanding at December 31, 2004:
Type	Currency	Principal Amount Covered by Contract		Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
Sell	EC	28		01/2005	$0	$0	$0
Buy	JY	15,253		01/2005	0	0	0

					$0	$0	$0

(j) As of December 31, 2004, portfolio securities with aggregate market value of $473 were valued with reference to securities whose prices are more readily obtainable.

10	Annual Report	December 31, 2004	See accompanying notes

Notes to Financial Statements

December 31, 2004

1. Organization

The Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

December 31, 2004	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2004

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Currency symbols utilized throughout reports are defined as follows:

EC	-	Euro
JY	-	Japanese Yen

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The

12	Annual Report	December 31, 2004

risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage their exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. There was no effect on the Portfolio’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period. Reclassification from net investment income to net realized gain/loss and net change in unrealized gain/loss in the Statement of Operations and Statement of Changes in Net Assets is as follows:

	12/31/2004	12/31/2003	12/31/2002	12/31/2001
Net Investment Income (Decrease)	$(14,736)	$(14,282)	$(47)	$(1,450)
Net Realized Gain/Loss Increase (Decrease)	14,344	8,419	(239)	1,450
Net Change in Unrealized Gain/Loss Increase	392	5,863	286	0

The effect of the reclassification to the Financial Highlights is as follows:

	12/31/2004	12/31/2003	12/31/2002	12/31/2001
Net Investment Income Increase (Decrease)	$(0.01)	$(0.01)	$0.00	$0.00
Net Realized/Unrealized Gain (Loss) on Investments Increase	0.01	0.01	0.00	0.00
Ratio of Net Investment Income to Average Net Assets Increase (Decrease)	(0.05)%	(0.09)%	0.00%	(0.03)%

There was no reclassification for the year ended December 31, 2000.

December 31, 2004	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2004

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.20%.

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ending December 31, 2004, each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2004 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$19,172	$16,426	$11,801	$5,382

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2003	$26
Sales	6
Closing Buys	(8)
Expirations	(18)
Exercised	0
Balance at 12/31/2004	$6

14	Annual Report	December 31, 2004

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2004		Year Ended 12/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	2,098	$21,164	1,245	$12,584
Administrative Class	327	3,299	365	3,690

Issued as reinvestment of distributions

Institutional Class	37	375	18	178
Administrative Class	11	109	10	105

Cost of shares redeemed

Institutional Class	(1,102)	(11,131)	(270)	(2,724)
Administrative Class	(106)	(1,069)	(217)	(2,197)

Net increase resulting from Portfolio share transactions	1,265	$12,747	1,151	$11,636

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	98
Administrative Class	5	87

7. Federal Income Tax Matters

As of December 31, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral(2)
$ 30	$0	$2	$0	$0	$(23)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain futures, foreign currency transactions and swap contracts.

(2)	Capital losses realized during the period November 1, 2004 through December 31, 2004 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)
$ 33,893	$31	$ (22)	$9

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to interest only basis adjustment, tax straddle deferrals and wash sale loss deferrals for federal income tax purposes.

December 31, 2004	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2004

For the fiscal year ended December 31, 2004, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(4)	Long-Term Capital Gain Distributions	Return of Capital
$ 437	$49	$0

(4)	Includes short-term capital gains.

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”), PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust (in their capacity as Trustees of the PIMS or MMS Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

16	Annual Report	December 31, 2004

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Institutional Shareholders of

the Short-Term Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the Short-Term Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2005

December 31, 2004	Annual Report	17

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (45) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

R. Wesley Burns* (45) President and Trustee	08/1997 to present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Managing Director, PIMCO.	79	None

Non-Interested Trustees

E. Philip Cannon (64) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series.	111	None

Vern O. Curtis (70) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	79	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (65) Trustee	05/2000 to present	Private Investor and Business Advisor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Director, Freedom Communications; Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	79	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	79	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an "interested person" of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

18	Annual Report	December 31, 2004

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (41)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (34) Chief Compliance Officer	07/2004 to present	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (60)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (41)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (59)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
Henrik P. Larsen (34)	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President
Michael J. Willemsen (44) Vice President	08/1997 to present (since 02/2002 as Vice President )	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (58)	08/1997 to present	Specialist, PIMCO.
Secretary
John P. Hardaway (47)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (35)	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.
Assistant Treasurer

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2004	Annual Report	19

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Portfolio’s voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling the Portfolio at 1-800-927-4648, visiting our website at http://www.pimco.com and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio is available by calling the Portfolio at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Portfolio’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling the Portfolio at 1-800-927-4648 or visiting our website at http://www.pimco.com. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

REAL RETURN PORTFOLIO

INSTITUTIONAL CLASS

ANNUAL REPORT

December 31, 2004

Contents
Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	3
Financial Highlights	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Schedule of Investments	8
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	17
Management of the Trust	18

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

All major fixed income sectors posted gains in fourth quarter 2004, capping a year in which bonds showed late strength. The 4.34% gain of the Lehman Brothers Aggregate Bond Index for the year came despite several major headwinds. These issues included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions when 2004 began that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004. The central bank raised the federal funds rate five times during the year for a total increase of 1.25%. The most recent move came on December 14, 2004 with an increase of 0.25%, leaving the federal funds rate at 2.25% at the end of the year. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on longer maturity Treasuries decreased in 2004. The yield on the benchmark ten-year Treasury ended the year at 4.22%, which was down 0.03% for the year. However, yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The relatively steep two- to ten-year portion of the yield curve flattened during the year. The difference between yields on securities maturing in two years versus ten years narrowed from 2.43% at the end of 2003 to 1.15% at the end of 2004.

On the following pages you will find a more complete review of the Portfolio as well as details about the total return investment performance for the one-year period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2005

December 31, 2004	Annual Report	1

Important Information About the Portfolio

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Portfolio does not apply to the stability of the Portfolio.

On the performance summary page in this annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example, which appears on the Portfolio’s individual page in this annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratio may vary period to period because of various factors such as increase in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and its counsel or litigation expense].

PIMCO Variable Insurance Trust is distributed by PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2004

Real Return Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2004

             Real Return Portfolio     Lehman Brothers Global
              Institutional Class         U.S. TIPS Index
             ---------------------    ----------------------
04/30/2000         $10,000.00                 $10,000.00
05/31/2000           9,947.29                   9,974.00
06/30/2000          10,087.54                  10,099.66
07/31/2000          10,160.05                  10,185.99
08/31/2000          10,241.52                  10,261.37
09/30/2000          10,329.30                  10,314.73
10/31/2000          10,506.80                  10,439.54
11/30/2000          10,668.24                  10,590.91
12/31/2000          10,799.55                  10,705.29
01/31/2001          11,088.99                  10,929.04
02/28/2001          11,270.39                  11,113.73
03/31/2001          11,365.02                  11,220.43
04/30/2001          11,481.92                  11,283.26
05/31/2001          11,617.09                  11,416.40
06/30/2001          11,603.48                  11,402.71
07/31/2001          11,807.90                  11,593.13
08/31/2001          11,878.82                  11,609.36
09/30/2001          11,998.11                  11,676.69
10/31/2001          12,287.25                  11,953.43
11/30/2001          11,968.40                  11,687.28
12/31/2001          11,857.04                  11,550.54
01/31/2002          11,928.35                  11,618.69
02/28/2002          12,076.32                  11,795.29
03/31/2002          12,014.18                  11,722.16
04/30/2002          12,374.25                  12,042.18
05/31/2002          12,579.75                  12,233.64
06/30/2002          12,747.49                  12,406.82
07/31/2002          13,009.43                  12,611.53
08/31/2002          13,475.32                  13,063.02
09/30/2002          13,816.09                  13,392.21
10/31/2002          13,466.41                  13,034.73
11/30/2002          13,472.10                  13,025.50
12/31/2002          13,983.54                  13,463.28
01/31/2003          14,032.82                  13,564.74
02/28/2003          14,587.78                  14,072.83
03/31/2003          14,366.51                  13,844.77
04/30/2003          14,345.65                  13,809.18
05/31/2003          15,051.79                  14,464.30
06/30/2003          14,945.30                  14,316.49
07/31/2003          14,276.25                  13,655.65
08/31/2003          14,539.62                  13,900.51
09/30/2003          15,032.39                  14,360.62
10/31/2003          15,105.56                  14,438.55
11/30/2003          15,090.21                  14,447.17
12/31/2003          15,241.88                  14,594.43
01/31/2004          15,450.47                  14,761.95
02/29/2004          15,830.76                  15,102.63
03/31/2004          16,064.33                  15,344.55
04/30/2004          15,322.30                  14,600.05
05/31/2004          15,592.65                  14,863.06
06/30/2004          15,603.00                  14,869.44
07/31/2004          15,753.19                  15,008.36
08/31/2004          16,127.09                  15,410.78
09/30/2004          16,181.71                  15,441.21
10/31/2004          16,363.39                  15,595.67
11/30/2004          16,347.70                  15,558.39
12/31/2004          16,625.76                  15,829.84

à$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2004

		1 Year	Since Inception*
	Real Return Portfolio Institutional Class (Inception 04/10/00)	9.08%	11.52%
- - - - - - -	Lehman Brothers U.S. TIPS Index	8.46%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

SECTOR BREAKDOWN‡

U.S. Treasury Obligations	50.4%
Short-Term Instruments	43.5%
Other	6.1%

‡ % of Total Investments as of December 31, 2004

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,065.50	$1,022.62
Expenses Paid During Period†	$2.60	$2.54

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Real Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies, or government-sponsored enterprises and corporations.

•	For the 12-month period ended December 31, 2004, the Portfolio’s Institutional Class shares returned 9.08%, outperforming the 8.46% return of the Lehman Brothers U.S. TIPS Index.

•	Shorter-than-Benchmark duration on TIPS through the third quarter 2004 was negative as real yields fell approximately 0.30% during this time period. However, a shift to longer-than-Benchmark duration on TIPS during the fourth quarter recouped some of these losses, as real yields fell another 0.10% for 10-year maturities.

•	Swap positions that receive floating interest rate payments and pay fixed were positive despite falling nominal yields for the year, as the exposure to these positions was greatest in April and the fourth quarter, when nominal yields rose 0.68% and 0.11%, respectively.

•	An emphasis on shorter maturity TIPS was negative as the real yield curve flattened by 0.24%.

•	An emphasis on emerging market securities was positive, as spreads on the EMBI Global Index tightened by 0.56% during the year.

•	Exposure to Eurozone nominal interest rates, primarily German Bund futures, was positive as Eurozone rates fell throughout the year.

December 31, 2004	Annual Report	3

Financial Highlights

Real Return Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2004	12/31/2003		12/31/2002		12/31/2001	04/10/2000- 12/31/2000

Net asset value beginning of period	$12.36	$11.90		$10.56		$10.34	$10.11
Net investment income** (a)	0.15	0.25		0.49		0.57	0.62
Net realized/unrealized gain on investments** (a)	0.96	0.81		1.36		0.43	0.23
Total income from investment operations	1.11	1.06		1.85		1.00	0.85
Dividends from net investment income	(0.14)	(0.34)		(0.49)		(0.64)	(0.62)
Distributions from net realized capital gains	(0.41)	(0.26)		(0.02)		(0.14)	0.00
Total distributions	(0.55)	(0.60)		(0.51)		(0.78)	(0.62)
Net asset value end of year	$12.92	$12.36		$11.90		$10.56	$10.34
Total return	9.08%	9.00%		17.93%		9.79%	8.73%
Net assets end of year (000s)	$36,691	$26,540		$16		$14	$3,294
Ratio of net expenses to average net assets	0.50%	0.51	%(b)	0.51	%(b)	0.50%	0.50%*
Ratio of net investment income to average net assets**	1.14%	2.06%		4.40%		5.32%	8.41%*
Portfolio turnover rate	1,064%	738%		87%		58%	18%

*	Annualized
**	As a result of a change in generally accepted accounting principles, the Portfolio has reclassified periodic payments made or received for certain derivative instruments, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. The effects of these reclassifications are noted in the Notes to Financials.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.50%.

4	Annual Report	December 31, 2004	See accompanying notes

Statement of Assets and Liabilities

Real Return Portfolio

December 31, 2004

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$1,342,078
Cash	24
Foreign currency, at value	577
Receivable for investments sold on delayed delivery basis	24,198
Unrealized appreciation on forward foreign currency contracts	85
Receivable for Portfolio shares sold	1,879
Interest and dividends receivable	2,413
Variation margin receivable	127
Swap premiums paid	1,004
Unrealized appreciation on swap agreements	2,014
1,374,399

Liabilities:

Payable for investments purchased on delayed delivery basis	$688,508
Unrealized depreciation on forward foreign currency contracts	85
Payable for short sale	7,686
Written options outstanding	40
Payable for Portfolio shares redeemed	238
Accrued investment advisory fee	147
Accrued administration fee	147
Accrued servicing fee	75
Swap premiums received	1,534
Unrealized depreciation on swap agreements	728
Other liabilities	1,955
701,143

Net Assets	$673,256

Net Assets Consist of:

Paid in capital	$647,906
Undistributed net investment income	16,372
Accumulated undistributed net realized (loss)	(560)
Net unrealized appreciation	9,538
$673,256

Net Assets:

Institutional Class	$36,691
Administrative Class	636,565

Shares Issued and Outstanding:

Institutional Class	2,840
Administrative Class	49,272

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$12.92
Administrative Class	12.92

Cost of Investments Owned	$1,331,605
Cost of Foreign Currency Held	$574

See accompanying notes	December 31, 2004	Annual Report	5

Statement of Operations

Real Return Portfolio

Amounts in thousands
Year Ended December 31, 2004

Investment Income:

Interest	$8,158
Total Income	8,158

Expenses:

Investment advisory fees	1,213
Administration fees	1,213
Servicing fees - Administrative Class	679
Trustees’ fees	8
Interest expense	21
Total Expenses	3,134

Net Investment Income	5,024

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	30,810
Net realized gain on futures contracts, options, and swaps	388
Net realized (loss) on foreign currency transactions	(8)
Net change in unrealized appreciation on investments	4,310
Net change in unrealized appreciation on futures contracts, options, and swaps	1,057
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(22)
Net Gain	36,535

Net Increase in Net Assets Resulting from Operations	$41,559

6	Annual Report	December 31, 2004	See accompanying notes

Statements of Changes in Net Assets

Real Return Portfolio

Amounts in thousands
	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$5,024	$4,341
Net realized gain	31,190	10,563
Net change in unrealized appreciation	5,345	564
Net increase resulting from operations	41,559	15,468

Distributions to Shareholders:

From net investment income
Institutional Class	(377)	(377)
Administrative Class	(4,727)	(3,967)

From net realized capital gains
Institutional Class	(1,136)	(541)
Administrative Class	(18,914)	(5,360)

Total Distributions	(25,154)	(10,245)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	9,086	25,638
Administrative Class	410,791	258,368

Issued as reinvestment of distributions
Institutional Class	1,513	917
Administrative Class	23,649	9,318

Cost of shares redeemed
Institutional Class	(1,745)	(751)
Administrative Class	(88,012)	(87,884)
Net increase resulting from Portfolio share transactions	355,282	205,605

Total Increase in Net Assets	371,687	210,829

Net Assets:

Beginning of period	301,569	90,740
End of period*	$673,256	$301,569

*Including undistributed net investment income of:	$16,372	$6,267

See accompanying notes	December 31, 2004	Annual Report	7

Schedule of Investments

Real Return Portfolio

December 31, 2004

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 3.6%
Banking & Finance 2.7%
Countrywide Home Loans, Inc.
2.425% due 02/23/2005 (a)	$3,600	$3,599
Ford Motor Credit Co.
2.490% due 07/07/2005 (a)	3,100	3,093
2.510% due 07/18/2005 (a)	300	300
3.240% due 11/16/2006 (a)	1,800	1,799
General Motors Acceptance Corp.
3.185% due 05/18/2006 (a)	1,500	1,494
Pemex Project Funding Master Trust
7.375% due 12/15/2014	500	557
8.625% due 02/01/2022	200	233
Phoenix Quake Ltd.
5.000% due 07/03/2008 (a)	500	517
Phoenix Quake Wind Ltd.
5.000% due 07/03/2008 (a)	2,000	2,070
Residential Reinsurance Ltd.
7.350% due 06/08/2006 (a)	1,000	975
Travelers Property Casualty Corp.
3.750% due 03/15/2008	100	99
Verizon Wireless Capital LLC
2.415% due 05/23/2005 (a)	2,800	2,799
Vita Capital Ltd.
3.900% due 01/01/2007 (a)	700	702

		18,237

Industrials 0.6%
DaimlerChrysler North America Holding Corp.
7.750% due 06/15/2005	100	102
Halliburton Co.
3.570% due 10/17/2005 (a)	1,700	1,712
2.860% due 01/26/2007 (a)	2,000	2,002

		3,816

Utilities 0.3%
Cleveland Electric Illuminating Co.
6.860% due 10/01/2008	100	110
Sprint Capital Corp.
7.900% due 03/15/2005	2,200	2,224

		2,334

Total Corporate Bonds & Notes (Cost $24,269)		24,387

MUNICIPAL BONDS & NOTES 0.1%

Badger Asset Securitization Corporate Revenue Bonds, Series 2002
6.000% due 06/01/2017	475	476

Rhode Island Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2023	500	487

Total Municipal Bonds & Notes (Cost $873)		963

U.S. GOVERNMENT AGENCIES 1.4%

Fannie Mae
2.567% due 08/25/2034 (a)	3,038	3,036
3.519% due 11/01/2024 (a)	25	25
Small Business Administration
4.504% due 02/01/2014	2,255	2,241
4.880% due 11/01/2024	4,200	4,224

Total U.S. Government Agencies (Cost $9,517)		9,526

U.S. TREASURY OBLIGATIONS 100.4%

Treasury Inflation Protected Securities (b)
3.375% due 01/15/2007	17,742	18,797
3.625% due 01/15/2008	59,182	64,483
3.875% due 01/15/2009	57,484	64,447
4.250% due 01/15/2010	54,954	63,762
3.500% due 01/15/2011	30,546	34,701
3.375% due 01/15/2012	13,786	15,696

3.000% due 07/15/2012	$61,796	$68,978
1.875% due 07/15/2013	31,760	32,680
2.000% due 01/15/2014	98,533	102,013
2.000% due 07/15/2014	34,190	35,286
2.375% due 01/15/2025	14,001	14,976
3.625% due 04/15/2028	49,376	64,830
3.875% due 04/15/2029	67,472	92,611
3.375% due 04/15/2032	2,155	2,852

Total U.S. Treasury Obligations (Cost $666,956)		676,112

MORTGAGE-BACKED SECURITIES 1.2%

Bank of America Mortgage Securities, Inc.
6.500% due 02/25/2033	454	462
Bear Stearns Adjustable Rate Mortgage Trust
4.292% due 01/25/2034 (a)	6,115	6,140
Sequoia Mortgage Trust
2.760% due 10/19/2026 (a)	1,287	1,287

Total Mortgage-Backed Securities (Cost $7,961)		7,889

ASSET-BACKED SECURITIES 3.1%

Ameriquest Mortgage Securities, Inc.
2.827% due 02/25/2033 (a)	318	318
Asset-Backed Securities Corp. Home Equity Loan Trust
2.902% due 01/15/2033 (a)	984	989
Bayview Financial Acquisition Trust
2.867% due 08/28/2034 (a)	2,957	2,967
Bear Stearns Asset-Backed Securities, Inc.
2.867% due 03/25/2043 (a)	802	803
Equity One ABS, Inc.
2.717% due 04/25/2034 (a)	1,765	1,767
GSAMP Trust
2.707% due 03/25/2034 (a)	786	786
MASTR Asset-Backed Securities Trust
2.517% due 02/25/2034 (a)	97	97
Merrill Lynch Mortgage Investors, Inc.
2.517% due 12/25/2034 (a)	224	224
Morgan Stanley Warehouse Facilities
2.520% due 07/06/2005 (a)	6,200	6,175
Redwood Capital Ltd.
4.306% due 01/09/2006 (a)	1,000	1,006
5.856% due 01/01/2006 (a)	1,000	1,006
Renaissance Home Equity Loan Trust
2.797% due 12/25/2032 (a)	795	792
Residential Asset Mortgage Products, Inc.
2.577% due 09/25/2013 (a)	3,176	3,178
Residential Asset Securities Corp.
2.717% due 01/25/2034 (a)	63	64
Truman Capital Mortgage Loan Trust
2.757% due 01/25/2034 (a)	344	344
Wells Fargo Home Equity Trust
2.577% due 09/25/2034 (a)	354	355

Total Asset-Backed Securities (Cost $20,867)		20,871

SOVEREIGN ISSUES 1.4%

Republic of Brazil
3.063% due 04/15/2006 (a)	96	96
3.125% due 04/15/2009 (a)	106	105
11.000% due 01/11/2012	1,100	1,341
3.125% due 04/15/2012 (a)	706	677
8.000% due 04/15/2014	4,234	4,360
11.000% due 08/17/2040	200	238
Republic of Colombia
10.000% due 01/23/2012	350	406
Russian Federation
8.250% due 03/31/2010 (a)	1,300	1,445
United Mexican States
6.375% due 01/16/2013	700	747

Total Sovereign Issues (Cost $8,977)		9,415

FOREIGN CURRENCY DENOMINATED ISSUES (i) 0.9%

Pylon Ltd.
3.675% due 12/18/2008 (a)	EC	700	$986
6.075% due 12/22/2008 (a)		1,100	1,555
Republic of France
3.000% due 07/25/2012		1,594	2,452
Republic of Italy
2.150% due 09/15/2014		513	737

Total Foreign Currency-Denominated Issues (Cost $5,313)			5,730

PURCHASED PUT OPTIONS 0.0%
	# of Contracts
Eurodollar June Futures (CME)
Strike @ 94.000 Exp. 06/13/2005		195	1
	Notional Amount (000s)
Treasury Inflation Protected Securities (OTC)
3.000% due 07/15/2012
Strike @ 85.000 Exp. 01/12/2005		$27,000	0
3.625% due 01/15/2008
Strike @ 90.000 Exp. 02/28/2005		59,000	0

Total Purchased Put Options (Cost $20)			1

PREFERED STOCK 0.4%
	Shares
Fannie Mae
7.000% due 12/31/2049 (a)		49,600	2,824

Total Preferred Stock (Cost $2,480)			2,824

SHORT-TERM INSTRUMENTS 86.8%
	Principal Amount (000s)
Certificates of Deposit 9.0%
Bank of America, N.A.
1.995% due 01/18/2005		$200	200
2.000% due 02/01/2005		1,200	1,200
2.260% due 03/09/2005		13,800	13,800
2.300% due 03/16/2005		100	100
2.440% due 03/28/2005		1,400	1,400
Citibank, N.A.
2.275% due 02/18/2005		6,600	6,600
2.450% due 03/21/2005		9,900	9,900
2.465% due 03/29/2005		200	200
General Electric Capital Corp.
2.340% due 03/22/2005		13,700	13,625
HSBC Bank USA
2.350% due 03/24/2005		12,500	12,500
2.410% due 04/01/2005		100	100
Wells Fargo Bank N.A.
2.060% due 01/11/2005		700	700

			60,325

Commercial Paper 76.4%
Anz National International Ltd.
2.050% due 01/28/2005		14,700	14,679
Barclays U.S. Funding Corp.
1.985% due 02/01/2005		7,900	7,887
CDC Commercial Corp.
2.020% due 02/07/2005		10,000	9,980
Fannie Mae
1.150% due 01/03/2005		154,300	154,300
2.203% due 02/23/2005		400	399
2.221% due 02/23/2005		14,600	14,553
2.248% due 03/02/2005		13,600	13,549
2.299% due 03/02/2005		17,300	17,236

8	Annual Report	December 31, 2004	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

2.272% due 03/09/2005	$100	$100
2.285% due 03/09/2005	500	498
2.302% due 03/09/2005	200	199
2.319% due 03/09/2005	1,200	1,195
2.349% due 03/16/2005	1,400	1,393
2.390% due 03/16/2005	11,000	10,944
2.430% due 03/23/2005	500	497
2.474% due 03/30/2005	100	99
2.390% due 04/15/2005	6,400	6,353
Federal Home Loan Bank
2.100% due 01/03/2005	98,800	98,800
2.090% due 01/12/2005	6,100	6,097
1.930% due 01/14/2005	5,800	5,797
1.955% due 01/14/2005	6,300	6,296
1.957% due 01/19/2005	16,200	16,186
1.958% due 01/21/2005	900	899
1.982% due 01/21/2005	16,100	16,084
5.500% due 03/02/2005	6,100	6,078
Fortis Funding LLC
1.930% due 01/25/2005	1,500	1,498
Freddie Mac
1.919% due 01/04/2005	5,900	5,900
1.926% due 01/11/2005	11,700	11,695
1.985% due 01/25/2005	7,300	7,291
2.161% due 02/15/2005	100	100
2.190% due 02/15/2005	15,000	14,960
2.255% due 02/22/2005	600	598
2.099% due 03/01/2005	100	100
2.100% due 03/01/2005	1,600	1,594
2.110% due 03/01/2005	3,500	3,488
1.890% due 03/07/2005	700	697
2.183% due 03/08/2005	600	597
2.200% due 03/08/2005	100	100
2.260% due 03/14/2005	900	896
2.380% due 03/31/2005	800	795
General Electric Capital Corp.
2.320% due 02/24/2005	300	299
2.420% due 03/11/2005	5,400	5,375

General Motors Acceptance Corp.
2.916% due 04/05/2005	$5,500	$5,464
HBOS Treasury Services PLC
2.000% due 02/02/2005	1,100	1,098
Nordea North America, Inc.
1.920% due 01/25/2005	1,500	1,498
Rabobank USA Financial Corp.
2.170% due 01/03/2005	7,600	7,600
1.960% due 01/28/2005	12,600	12,583
UBS Finance, Inc.
2.200% due 01/03/2005	100	100
2.390% due 01/05/2005	9,500	9,499
1.930% due 01/24/2005	100	100
1.955% due 01/31/2005	200	200
2.300% due 02/28/2005	10,300	10,263

		514,486

Repurchase Agreement 0.4%
State Street Bank
1.900% due 01/03/2005	2,927	2,927

(Dated 12/31/2004. Collateralized by Freddie Mac 2.125% due 11/15/2005 valued at $2,988. Repurchase proceeds are $2,927.)
U.S. Treasury Bills 1.0%
2.180% due 03/03/2005-03/17/2005 (c)(d)(e)	6,650	6,622

Total Short-Term Instruments (Cost $584,372)		584,360

Total Investments (j) 199.3%		$1,342,078
(Cost $1,331,605)
Written Options (g) (0.0%)		(40)
(Premiums $87)
Other Assets and Liabilities (Net) (99.3%)		(668,782)

Net Assets 100.0%		$673,256

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Principal amount of security is adjusted for inflation.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Securities with an aggregate market value of $1,743 have been pledged as collateral for swap contracts at December 31, 2004.

(e) Securities with an aggregate market value of $846 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar June Long Futures	06/2005	195	$(185)
Euro-Bund 10-Year Note Long Futures	03/2005	126	2
Euro-Bund Purchased Put Options Strike @101.000	03/2005	100	0
U.S. Treasury 10-Year Note Long Futures	03/2005	141	33

			$(150)

(f) Swap agreements outstanding at December 31, 2004:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co.	6-month BP-LIBOR	Pay	5.000%	06/15/2008	BP	5,000	$51
Barclays Bank PLC	6-month EC-LIBOR	Pay	4.000%	06/17/2010	EC	9,400	463
Barclays Bank PLC	6-month EC-LIBOR	Pay	5.000%	06/17/2015		2,600	255
Barclays Bank PLC	6-month EC-LIBOR	Pay	4.500%	06/17/2015		3,700	193
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Pay	5.000%	06/17/2015		4,000	246
UBS Warburg LLC	6-month EC-LIBOR	Pay	5.000%	06/17/2015		8,000	800
Bank of America	3-month USD-LIBOR	Receive	5.000%	06/15/2015		$18,800	(95)
Bank of America	3-month USD-LIBOR	Receive	6.000%	12/18/2033		7,200	(157)
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	5.000%	06/15/2015		48,200	6
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	6.000%	12/18/2033		13,200	(386)
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	4.000%	06/15/2010		4,000	(2)
Morgan Stanley Dean Witter & Co.	3-month USD-LIBOR	Receive	5.000%	06/15/2015		24,800	(88)

							$1,286

(g) Premiums received on written options:
Name of Issuer		Exercise Price	Expiration Date	# of Contracts	Premium		Value
Call - CBOT U.S. Treasury Note March Futures		$114.000	02/18/2005	99		$47	$23
Put - CBOT U.S. Treasury Note March Futures		109.000	02/18/2005	99		40	17

						$87	$40

See accompanying notes	December 31, 2004	Annual Report	9

Schedule of Investments (Cont.)

Real Return Portfolio

December 31, 2004

(h) Short sales open at December 31, 2004 were as follows:
Type		Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Note		3.625	05/15/2013	$300	$291	$290
U.S. Treasury Note		4.250	08/15/2013	4,400	4,436	4,390
U.S. Treasury Note		4.000	02/15/2014	3,000	2,959	2,914

					$7,686	$7,594

(i) Forward foreign currency contracts outstanding at December 31, 2004:
Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	EC	2,559	01/2005	$0	$(85)	$(85)
Buy	JY	783,872	01/2005	85	0	85

				$85	$(85)	$0

(j) As of December 31, 2004, portfolio securities with aggregate market value of $9,691 were valued with reference to securities whose prices are more readily obtainable.

10	Annual Report	December 31, 2004	See accompanying notes

Notes to Financial Statements

December 31, 2004

1. Organization

The Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable

December 31, 2004	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2004

income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Currency symbols utilized throughout reports are defined as follows:

BP	-	British Pound
EC	-	Euro
JY	-	Japanese Yen

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the

12	Annual Report	December 31, 2004

premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Short Sales. The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage their exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly.

There were no reclassifications to any period presented as a result of this change. There was no effect on the Portfolio’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and

December 31, 2004	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2004

serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ending December 31, 2004, each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2004 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$5,478,273	$6,094,376	$1,066,983	$78,858

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2003	$558
Sales	127
Closing Buys	(40)
Expirations	(558)
Exercised	0
Balance at 12/31/2004	$87

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2004		Year Ended 12/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	712	$9,086	2,134	$25,638
Administrative Class	32,106	410,791	21,042	258,368

Issued as reinvestment of distributions
Institutional Class	118	1,513	74	917
Administrative Class	1,838	23,649	755	9,318

Cost of shares redeemed
Institutional Class	(137)	(1,745)	(62)	(751)
Administrative Class	(6,923)	(88,012)	(7,171)	(87,884)

Net increase resulting from Portfolio share transactions	27,714	$355,282	16,772	$205,605

14	Annual Report	December 31, 2004

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	98
Administrative Class	4	62	*

*	Allianz Life Insurance Co., an indirect wholly owned subsidiary of Allianz Global Investors of America L.P. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

7. Federal Income Tax Matters

As of December 31, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral(2)
$ 16,542	$179	$(1,000)	$0	$0	$(247)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, foreign currency transactions, amortization of swap premiums and tax straddle deferrals.

(2)	Capital losses realized during the period November 1, 2004 through December 31, 2004 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)
$ 1,332,202	$10,088	$(212)	$9,876

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to tax straddle deferrals and wash sale loss deferrals for federal income tax purposes.

For the fiscal year ended December 31, 2004, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(4)	Long-Term Capital Gain Distributions	Return of Capital
$ 24,754	$400	$0

(4)	Includes short-term capital gains.

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”), PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust (in their capacity as Trustees of the PIMS or MMS Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class

December 31, 2004	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2004

actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

16	Annual Report	December 31, 2004

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Institutional Shareholders of

the Real Return Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the Real Return Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2005

December 31, 2004	Annual Report	17

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (45) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

R. Wesley Burns* (45) President and Trustee	08/1997 to present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Managing Director, PIMCO.	79	None

Non-Interested Trustees

E. Philip Cannon (64) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series.	111	None

Vern O. Curtis (70) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	79	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (65) Trustee	05/2000 to present	Private Investor and Business Advisor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Director, Freedom Communications; Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	79	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	79	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an "interested person" of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

18	Annual Report	December 31, 2004

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (41)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (34) Chief Compliance Officer	07/2004 to present	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (60)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (41)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (59)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
Henrik P. Larsen (34)	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President
Michael J. Willemsen (44) Vice President	08/1997 to present (since 02/2002 as Vice President )	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (58)	08/1997 to present	Specialist, PIMCO.
Secretary
John P. Hardaway (47)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (35)	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.
Assistant Treasurer

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2004	Annual Report	19

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Portfolio’s voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling the Portfolio at 1-800-927-4648, visiting our website at http://www.pimco.com and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio is available by calling the Portfolio at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Portfolio’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling the Portfolio at 1-800-927-4648 or visiting our website at http://www.pimco.com. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

TOTAL RETURN PORTFOLIO

INSTITUTIONAL CLASS

ANNUAL REPORT

December 31, 2004

Contents
Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	3
Financial Highlights	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Schedule of Investments	8
Notes to Financial Statements	12
Federal Income Tax Information	19
Report of Independent Registered Public Accounting Firm	20
Management of the Trust	21

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

All major fixed income sectors posted gains in fourth quarter 2004, capping a year in which bonds showed late strength. The 4.34% gain of the Lehman Brothers Aggregate Bond Index for the year came despite several major headwinds. These issues included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions when 2004 began that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004. The central bank raised the federal funds rate five times during the year for a total increase of 1.25%. The most recent move came on December 14, 2004 with an increase of 0.25%, leaving the federal funds rate at 2.25% at the end of the year. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on longer maturity Treasuries decreased in 2004. The yield on the benchmark ten-year Treasury ended the year at 4.22%, which was down 0.03% for the year. However, yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The relatively steep two- to ten-year portion of the yield curve flattened during the year. The difference between yields on securities maturing in two years versus ten years narrowed from 2.43% at the end of 2003 to 1.15% at the end of 2004.

On the following pages you will find a more complete review of the Portfolio as well as details about the total return investment performance for the one-year period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2005

December 31, 2004	Annual Report	1

Important Information About the Portfolio

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Portfolio does not apply to the stability of the Portfolio.

On the performance summary page in this annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example, which appears on the Portfolio’s individual page in this annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratio may vary period to period because of various factors such as increase in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and its counsel or litigation expense].

PIMCO Variable Insurance Trust is distributed by PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2004

Total Return Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2004

             Total Return Portfolio     Lehman Brothers
               Institutional Class     Aggregate Bond Index
             ----------------------    --------------------
04/30/2000          $10,000.00              $10,000.00
05/31/2000           10,046.82                9,995.41
06/30/2000           10,233.39               10,203.36
07/31/2000           10,316.38               10,295.98
08/31/2000           10,472.35               10,445.21
09/30/2000           10,503.30               10,510.88
10/31/2000           10,567.46               10,580.43
11/30/2000           10,759.03               10,753.43
12/31/2000           10,913.91               10,952.91
01/31/2001           11,011.12               11,132.03
02/28/2001           11,140.86               11,229.01
03/31/2001           11,220.51               11,285.38
04/30/2001           11,111.46               11,238.49
05/31/2001           11,163.69               11,306.38
06/30/2001           11,202.22               11,349.03
07/31/2001           11,560.40               11,602.76
08/31/2001           11,694.41               11,735.71
09/30/2001           11,813.67               11,872.40
10/31/2001           12,042.18               12,120.89
11/30/2001           11,898.66               11,953.76
12/31/2001           11,845.27               11,877.77
01/31/2002           11,995.21               11,973.97
02/28/2002           12,129.26               12,090.01
03/31/2002           11,945.66               11,888.88
04/30/2002           12,166.71               12,119.43
05/31/2002           12,244.50               12,222.41
06/30/2002           12,247.51               12,328.09
07/31/2002           12,277.89               12,476.85
08/31/2002           12,505.70               12,687.86
09/30/2002           12,616.70               12,892.99
10/31/2002           12,573.47               12,834.26
11/30/2002           12,667.40               12,830.85
12/31/2002           12,938.38               13,095.88
01/31/2003           12,993.27               13,107.06
02/28/2003           13,179.10               13,288.42
03/31/2003           13,178.04               13,278.18
04/30/2003           13,320.61               13,387.74
05/31/2003           13,551.12               13,637.36
06/30/2003           13,529.43               13,610.27
07/31/2003           13,056.71               13,152.73
08/31/2003           13,191.90               13,239.98
09/30/2003           13,532.37               13,590.43
10/31/2003           13,436.52               13,463.77
11/30/2003           13,464.55               13,495.96
12/31/2003           13,610.84               13,633.30
01/31/2004           13,712.62               13,743.01
02/29/2004           13,863.12               13,891.71
03/31/2004           13,978.68               13,995.84
04/30/2004           13,671.68               13,631.64
05/31/2004           13,612.73               13,577.07
06/30/2004           13,673.94               13,653.78
07/31/2004           13,818.75               13,789.13
08/31/2004           14,081.33               14,052.19
09/30/2004           14,101.95               14,090.29
10/31/2004           14,246.68               14,208.43
11/30/2004           14,178.91               14,095.11
12/31/2004           14,297.83               14,224.82

à$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2004

		1 Year	Since Inception*
	Total Return Portfolio Institutional Class (Inception 04/10/00)	5.05%	7.58%
- - - - - - -	Lehman Brothers Aggregate Bond Index	4.34%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

SECTOR BREAKDOWN‡

Short-Term Instruments	54.9%
U.S. Government Agencies	19.4%
U.S. Treasury Obligations	7.4%
Asset-Backed Securities	7.3%
Corporate Bonds & Notes	3.8%
Other	7.2%

‡ % of Total Investments as of December 31, 2004

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,045.60	$1,022.62
Expenses Paid During Period†	$2.57	$2.54

† Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Total Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

•	The Portfolio’s Institutional Class shares outperformed the Lehman Brothers Aggregate Bond Index for the 12-month period ended December 31, 2004, returning 5.05% versus 4.34% for the Index.

•	Below-Index duration in the U.S. was negative during the year, as U.S. rates fell slightly in the intermediate and long part of the yield curve.

•	Exposure to European duration added value as these yields fell.

•	Forward exposure to short maturity rates added value during the year; these yields rose less than markets expected as the Federal Reserve began its tightening cycle.

•	Underweighting mortgage securities hurt returns, as low volatility and strong bank demand supported these assets.

•	The Portfolio’s underweight to corporate bonds was negative for returns, as investors around the world were drawn to corporates for their extra yield.

•	A tactical allocation to real return bonds added value; TIPS outperformed nominals as real yields fell.

•	Holdings of municipal bonds helped returns, as demand from retail and insurance companies remained strong.

•	Emerging market investments were positive, as fundamentals such as trade surpluses and currency reserves continued to improve.

•	The Portfolio’s Yen and emerging market currency positions helped returns, as the U.S. dollar fell amid concern about the U.S. trade deficit.

December 31, 2004	Annual Report	3

Financial Highlights

Total Return Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2004	12/31/2003	12/31/2002	12/31/2001	04/10/2000- 12/31/2000

Net asset value beginning of period	$10.36	$10.23	$9.89	$9.77	$9.50
Net investment income** (a)	0.20	0.27	0.43	0.50	0.45
Net realized/unrealized gain on investments** (a)	0.31	0.25	0.47	0.31	0.27
Total income from investment operations	0.51	0.52	0.90	0.81	0.72
Dividends from net investment income	(0.21)	(0.31)	(0.43)	(0.50)	(0.45)
Distributions from net realized capital gains	(0.15)	(0.08)	(0.13)	(0.19)	0.00
Total distributions	(0.36)	(0.39)	(0.56)	(0.69)	(0.45)
Net asset value end of year	$10.51	$10.36	$10.23	$9.89	$9.77
Total return	5.05%	5.20%	9.23%	8.53%	7.82%
Net assets end of year (000s)	$63,646	$75,540	$46,548	$35,231	$625
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%*
Ratio of net investment income to average net assets**	1.92%	2.60%	4.23%	5.00%	6.47%*
Portfolio turnover rate	373%	193%	222%	217%	415%

*	Annualized
**	As a result of a change in generally accepted accounting principles, the Portfolio has reclassified periodic payments made or received for certain derivative instruments, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. The effects of these reclassifications are noted in the Notes to Financials.
(a)	Per share amounts based on average number of shares outstanding during the period.

4	Annual Report	December 31, 2004	See accompanying notes

Statement of Assets and Liabilities

Total Return Portfolio

December 31, 2004

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$2,295,501
Repurchase agreement, at value	477,097
Cash	3
Foreign currency, at value	3,946
Receivable for investments sold	20
Receivable for investments sold on a delayed delivery basis	16,448
Unrealized appreciation on forward foreign currency contracts	2,412
Receivable for Portfolio shares sold	3,663
Interest and dividends receivable	7,227
Variation margin receivable	2,704
Swap premiums paid	3,590
Unrealized appreciation on swap agreements	5,617
2,818,228

Liabilities:

Payable for investments purchased	$337,866
Payable for investments purchased on a delayed delivery basis	5,328
Unrealized depreciation on forward foreign currency contracts	243
Payable for short sale	16,615
Written options outstanding	784
Payable for Portfolio shares redeemed	29,685
Dividends payable	911
Accrued investment advisory fee	546
Accrued administration fee	546
Accrued servicing fee	289
Variation margin payable	60
Swap premiums received	7,125
Unrealized depreciation on swap agreements	1,905
401,903

Net Assets	$2,416,325

Net Assets Consist of:

Paid in capital	$2,349,333
Undistributed net investment income	31,409
Accumulated undistributed net realized gain	11,948
Net unrealized appreciation	23,635
$2,416,325

Net Assets:

Institutional Class	$63,646
Administrative Class	2,352,679

Shares Issued and Outstanding:

Institutional Class	6,053
Administrative Class	223,739

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.51
Administrative Class	10.51

Cost of Investments Owned	$2,280,176
Cost of Repurchase Agreement	477,097
Cost of Foreign Currency Held	$3,862

See accompanying notes	December 31, 2004	Annual Report	5

Statement of Operations

Total Return Portfolio

Amounts in thousands
Year Ended December 31, 2004
Investment Income:

Interest	$53,645
Dividends	503
Miscellaneous income	6
Total Income	54,154

Expenses:

Investment advisory fees	5,555
Administration fees	5,555
Servicing fees - Administrative Class	3,235
Trustees’ fees	35
Total Expenses	14,380

Net Investment Income	39,774

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	23,447
Net realized gain on futures contracts, options, and swaps	53,173
Net realized gain on foreign currency transactions	448
Net change in unrealized (depreciation) on investments	(7,531)
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(6,138)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	2,326
Net Gain	65,725

Net Increase in Net Assets Resulting from Operations	$105,499

6	Annual Report	December 31, 2004	See accompanying notes

Statements of Changes in Net Assets

Total Return Portfolio

Amounts in thousands
	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$39,774	$40,936
Net realized gain	77,068	19,113
Net change in unrealized appreciation (depreciation)	(11,343)	16,279
Net increase resulting from operations	105,499	76,328

Distributions to Shareholders:

From net investment income
Institutional Class	(1,315)	(2,155)
Administrative Class	(40,727)	(44,938)

From net realized capital gains
Institutional Class	(936)	(652)
Administrative Class	(34,065)	(14,348)

Total Distributions	(77,043)	(62,093)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	74,797	76,213
Administrative Class	631,588	979,977

Issued as reinvestment of distributions
Institutional Class	2,251	2,807
Administrative Class	61,234	48,536

Cost of shares redeemed
Institutional Class	(89,784)	(50,575)
Administrative Class	(276,093)	(295,164)
Net increase resulting from Portfolio share transactions	403,993	761,794

Total Increase in Net Assets	432,449	776,029

Net Assets:

Beginning of period	1,983,876	1,207,847
End of period*	$2,416,325	$1,983,876

*Including undistributed net investment income of:	$31,409	$7,646

See accompanying notes	December 31, 2004	Annual Report	7

Schedule of Investments

Total Return Portfolio

December 31, 2004

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 4.4%
Banking & Finance 2.1%
Atlas Reinsurance II PLC
4.415% due 01/07/2005 (a)	$1,250	$1,251
Ford Motor Credit Co.
2.425% due 06/30/2005 (a)	5,200	5,198
7.600% due 08/01/2005	2,400	2,456
3.240% due 11/16/2006 (a)	4,600	4,597
General Motors Acceptance Corp.
3.329% due 10/20/2005 (a)	900	904
2.990% due 04/13/2006 (a)	19,900	19,837
3.185% due 05/18/2006 (a)	2,600	2,589
Pemex Project Funding Master Trust
8.000% due 11/15/2011	100	115
8.625% due 02/01/2022	1,200	1,399
Phoenix Quake Ltd.
4.470% due 07/03/2008 (a)	800	828
Phoenix Quake Wind Ltd.
4.470% due 07/03/2008 (a)	800	828
5.520% due 07/03/2008 (a)	400	332
Premium Asset Trust
2.815% due 09/08/2007 (a)	100	95
Residential Reinsurance Ltd.
7.350% due 06/08/2006 (a)	8,100	7,900
UFJ Finance Aruba AEC
6.750% due 07/15/2013	2,300	2,567
Vita Capital Ltd.
3.356% due 01/01/2007 (a)	500	502

		51,398

Industrials 1.4%
DaimlerChrysler North America Holding Corp.
3.349% due 09/26/2005 (a)	5,000	5,024
2.960% due 05/24/2006 (a)	6,050	6,082
El Paso Corp.
6.750% due 05/15/2009	6,000	6,120
7.875% due 06/15/2012	6,600	6,938
7.800% due 08/01/2031	1,500	1,448
ITT Corp.
6.750% due 11/15/2005	250	258
United Airlines, Inc.
8.030% due 07/01/2011 (b)	465	79
6.071% due 03/01/2013 (b)	6,902	6,282
2.020% due 03/02/2049 (a)(b)	1,458	1,245

		33,476

Utilities 0.9%
AEP Texas Central Co.
3.540% due 02/15/2005 (a)	900	900
Entergy Gulf States, Inc.
6.000% due 12/01/2012	6,500	6,814
Pacific Gas & Electric Co.
2.720% due 04/03/2006 (a)	12,719	12,730
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	657	647

		21,091

Total Corporate Bonds & Notes		105,965
(Cost $103,223)

MUNICIPAL BONDS & NOTES 1.6%

Badger Tobacco Asset Securitization Corp., Wisconsin Revenue Bonds, Series 2002
6.000% due 06/01/2017	3,700	3,704

California State Polytechnic University Revenue Bonds, Series 1972
5.000% due 07/01/2012	4,700	5,243

California State Tobacco Securitization Agency Revenue Bonds, Series 2003-A1
6.250% due 06/01/2033	2,900	2,907

Durham County, North Carolina General Obligation Bonds, Series 2002
5.000% due 04/01/2017	5,465	5,927

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
4.375% due 06/01/2019	$4,870	$4,861

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
6.750% due 06/01/2039	5,450	5,457

New Jersey Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2037	1,530	1,398

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2004
5.000% due 11/01/2013	700	776

New York State Environmental Facilities Corporate Revenue Bonds, Series 2002
8.020% due 06/15/2023 (a)	850	964

South San Antonio, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2004
5.000% due 08/15/2029	3,150	3,334

University of Texas Revenue Bonds, Series 2003
5.000% due 08/15/2033	1,200	1,226

Wisconsin State General Obligation Bonds, (MBIA Insured), Series 2004
5.000% due 05/01/2011	2,300	2,538

Total Municipal Bonds & Notes		38,335
(Cost $37,432)

U.S. GOVERNMENT AGENCIES 22.2%

Fannie Mae
2.767% due 03/25/2044 (a)	14,441	14,451
2.995% due 09/01/2040 (a)	165	169
4.154% due 10/01/2032 (a)	2,526	2,563
4.244% due 11/01/2025 (a)	4	4
4.297% due 11/01/2035 (a)	498	507
4.552% due 09/01/2039 (a)	232	245
4.802% due 12/01/2036 (a)	4,416	4,491
5.000% due 01/01/2018-01/13/2035 (d)	316,858	317,115
5.063% due 09/01/2034 (a)	4,666	4,679
5.500% due 04/01/2014-01/13/2035 (d)	126,714	130,068
6.000% due 04/01/2013-05/01/2033 (d)	14,383	15,082
6.500% due 06/01/2029-11/01/2034 (d)	680	714
7.000% due 04/25/2023	5,298	5,624
Federal Housing Administration
7.430% due 01/25/2023	277	280
Freddie Mac
2.852% due 11/15/2030 (a)	88	89
2.902% due 09/15/2030 (a)	70	70
3.675% due 07/01/2027 (a)	6	7
4.238% due 01/01/2028 (a)	6	6
5.000% due 10/01/2018-11/01/2018 (d)	5,639	5,733
5.500% due 03/15/2015	27	27
6.000% due 07/01/2016-04/01/2033 (d)	8,523	8,837
6.250% due 08/25/2022	581	583
6.500% due 04/15/2029	657	685
7.000% due 06/15/2023	3,549	3,756
7.500% due 07/15/2030	95	99
7.829% due 07/01/2030 (a)	4	4
8.500% due 08/01/2024	33	36
Government National Mortgage Association
2.750% due 02/20/2032 (a)	2,662	2,676
2.810% due 06/20/2030 (a)	6	6
2.910% due 09/20/2030 (a)	68	68
3.375% due 04/20/2026-05/20/2030 (a)(d)	273	277
3.500% due 07/20/2030 (a)	37	37

4.000% due 10/20/2029-11/20/2029 (a)(d)	$792	$809
7.500% due 11/20/2029	425	453
Small Business Administration
5.130% due 09/01/2023	95	98
6.030% due 02/10/2012	11,948	12,488
6.290% due 01/01/2021	290	311
6.344% due 08/01/2011	1,879	1,980
7.449% due 08/01/2010	45	49
7.500% due 04/01/2017	1,912	2,066
8.017% due 02/10/2010	298	324

Total U.S. Government Agencies		537,566
(Cost $535,660)

U.S. TREASURY OBLIGATIONS 8.5%

Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007 (f)	482	511
3.625% due 01/15/2008	11,935	13,004
3.875% due 01/15/2009	39,228	43,980
4.250% due 01/15/2010	12,481	14,482
0.875% due 04/15/2010	40,308	39,928
3.500% due 01/15/2011	18,647	21,183
3.375% due 01/15/2012	1,398	1,591
3.000% due 07/15/2012	14,652	16,355
1.875% due 07/15/2013	1,247	1,283
2.000% due 07/15/2014	31,396	32,402
U.S. Treasury Bond
8.875% due 02/15/2019	3,700	5,324
U.S. Treasury Notes
2.500% due 09/30/2006	11,800	11,702
3.500% due 11/15/2009	4,300	4,281

Total U.S. Treasury Obligations (Cost $203,081)		206,026

MORTGAGE-BACKED SECURITIES 2.6%

Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	3,540	3,648
5.599% due 10/20/2032 (a)	586	594
6.500% due 09/25/2033	1,238	1,260
Bear Stearns Adjustable Rate Mortgage Trust
3.859% due 11/25/2030 (a)	20	20
5.261% due 10/25/2032 (a)	160	160
5.351% due 01/25/2033 (a)	1,209	1,226
5.643% due 01/25/2033 (a)	495	495
5.112% due 03/25/2033 (a)	2,649	2,669
4.909% due 01/25/2034 (a)	7,070	7,122
Countrywide Home Loans, Inc.
2.688% due 05/25/2034 (a)	5,431	5,389
CS First Boston Mortgage Securities Corp.
6.224% due 04/25/2032 (a)	65	66
6.248% due 06/25/2032 (a)	944	954
5.687% due 10/25/2032 (a)	456	459
First Nationwide Trust
6.750% due 08/21/2031	171	174
Indymac Adjustable Rate Mortgage Trust
6.593% due 01/25/2032 (a)	28	28
Prime Mortgage Trust
2.817% due 02/25/2019 (a)	636	637
2.817% due 02/25/2034 (a)	2,608	2,613
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	3,008	3,098
5.583% due 09/25/2032 (a)	188	188
SACO I, Inc.
2.607% due 07/25/2019 (a)	13,084	12,953
Structured Asset Mortgage Investments, Inc.
2.740% due 09/19/2032 (a)	997	993
Structured Asset Securities Corp.
7.000% due 02/25/2016	5	5
2.867% due 06/25/2017 (a)	777	778
6.112% due 02/25/2032 (a)	65	65
6.150% due 07/25/2032 (a)	215	217
2.471% due 01/25/2033 (a)	216	217
Superannuation Members Home Loans Global Fund
2.745% due 06/15/2026 (a)	131	131

8	Annual Report	December 31, 2004	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

Torrens Trust
2.662% due 07/15/2031 (a)	$681	$682
Washington Mutual Mortgage Securities Corp.
5.144% due 10/25/2032 (a)	851	863
3.671% due 01/25/2041 (a)	17	17
2.922% due 08/25/2042 (a)	14,910	15,048

Total Mortgage-Backed Securities (Cost $62,903)		62,769

ASSET-BACKED SECURITIES 8.4%

ACE Securities Corp.
2.757% due 06/25/2032 (a)	88	88
Ameriquest Mortgage Securities, Inc.
2.587% due 11/25/2034 (a)	11,818	11,818
Amortizing Residential Collateral Trust
2.688% due 06/25/2032 (a)	1,213	1,214
2.737% due 07/25/2032 (a)	894	894
Argent Securities, Inc.
2.597% due 11/25/2034 (a)	6,891	6,891
CDC Mortgage Capital Trust
2.707% due 01/25/2033 (a)	507	507
Centex Home Equity
2.517% due 03/25/2034 (a)	5,555	5,559
Conseco Finance Corp.
2.772% due 12/15/2029 (a)	212	213
Countrywide Asset-Backed Certificates
2.567% due 12/25/2022 (a)	14,210	14,210
2.291% due 08/25/2023 (a)	1,670	1,671
Credit-Based Asset Servicing & Securitization LLC
2.547% due 09/25/2021 (a)	12,274	12,282
2.667% due 09/25/2033 (a)	3,480	3,483
EMC Mortgage Loan Trust
2.787% due 05/25/2040 (a)	1,471	1,473
Equity One ABS, Inc.
2.527% due 07/25/2034 (a)	13,238	13,247
Fremont Home Loan Trust
2.567% due 07/25/2034 (a)	5,282	5,281
GRMT II Mortgage Loan Trust
2.660% due 06/20/2032 (a)	39	39
GSAMP Trust
2.607% due 10/25/2033 (a)	8,623	8,626
HFC Home Equity Loan Asset-Backed Certificates
2.760% due 10/20/2032 (a)	5,367	5,376
Home Equity Mortgage Trust
2.567% due 12/25/2034 (a)	9,646	9,653
Household Mortgage Loan Trust
2.710% due 05/20/2032 (a)	323	324
Impac CMB Trust
2.667% due 04/25/2034 (a)	5,782	5,790
Irwin Home Equity Loan Trust
2.707% due 06/25/2029 (a)	138	138
Irwin Low Balance Home Equity Loan Trust
2.792% due 06/25/2021 (a)	8	8
Long Beach Mortgage Loan Trust
2.567% due 02/25/2024 (a)	7,653	7,660
2.817% due 03/25/2033 (a)	3,881	3,888
Morgan Stanley Dean Witter Capital I, Inc.
2.747% due 07/25/2032 (a)	240	240
Nelnet Student Loan Trust
2.017% due 04/25/2011 (a)	6,800	6,798
Park Place Securities, Inc.
2.617% due 08/25/2034 (a)	8,582	8,587
Sears Credit Account Master Trust
2.502% due 02/18/2009 (a)	20,800	20,811
2.532% due 08/18/2009 (a)	23,100	23,132
2.782% due 11/17/2009 (a)	21,465	21,493
Wells Fargo Home Equity Trust
2.577% due 06/25/2019 (a)	2,304	2,306

Total Asset-Backed Securities (Cost $203,675)		203,700

SOVEREIGN ISSUES 3.0%

Republic of Brazil
3.063% due 04/15/2006 (a)	$1,752	$1,756
11.500% due 03/12/2008	2,300	2,710
3.125% due 04/15/2009 (a)	216	215
8.299% due 06/29/2009 (a)	100	118
11.000% due 01/11/2012	2,840	3,462
3.125% due 04/15/2012 (a)	9,794	9,389
3.125% due 04/15/2012 (a)	265	254
8.000% due 04/15/2014	3,231	3,327
Republic of Panama
9.625% due 02/08/2011	800	948
9.375% due 01/16/2023	330	383
8.875% due 09/30/2027	5,200	5,746
Republic of Peru
9.125% due 02/21/2012	1,400	1,638
9.875% due 02/06/2015	5,100	6,273
Republic of South Africa
9.125% due 05/19/2009	500	592
Russian Federation
5.000% due 03/31/2030 (a)	14,400	14,910
United Mexican States
9.875% due 02/01/2010	100	123
8.375% due 01/14/2011	300	353
6.375% due 01/16/2013	930	993
11.375% due 09/15/2016	900	1,331
8.125% due 12/30/2019	4,200	4,939
8.300% due 08/15/2031	10,300	12,097

Total Sovereign Issues (Cost $65,933)		71,557

PURCHASED CALL OPTIONS 0.0%
	# of Contracts

U.S. Treasury Bond March Futures (CBOT)
Strike @ 116.000 Exp. 02/18/2005	24	8
Strike @ 115.000 Exp. 02/18/2005	53	29

Total Purchased Call Options (Cost $67)		37

PURCHASED PUT OPTIONS 0.0%

Eurodollar March Futures (CME)
Strike @ 94.750 Exp. 03/14/2005	1,100	7

Total Purchased Put Options (Cost $11)		7

PREFERRED SECURITY 0.6%
	Shares
DG Funding Trust
3.360% due 12/29/2049 (a)	1,239	13,257

Total Preferred Security (Cost $13,056)		13,257

PREFERRED STOCK 0.4%

Fannie Mae
7.000% due 12/31/2049 (a)	181,000	10,306

Total Preferred Stock (Cost $9,050)		10,306

SHORT-TERM INSTRUMENTS 63.0%
	Principal Amount (000s)
Certificates of Deposit 9.1%
Bank of America, N.A.
1.995% due 01/18/2005	$1,900	1,900
2.300% due 03/16/2005	57,500	57,500
2.440% due 03/28/2005	1,500	1,500

Citibank, N.A.
2.275% due 02/18/2005	$11,300	$11,300
2.465% due 03/29/2005	49,600	49,600
HSBC Bank USA
2.410% due 04/01/2005	47,800	47,800
Nordea Bank Finland PLC
2.355% due 03/07/2005	47,800	47,800
Wells Fargo Bank N.A.
2.060% due 01/11/2005	1,200	1,200

		218,600

Commercial Paper 33.0%
Bank of Ireland
1.960% due 01/27/2005	63,500	63,417
Fannie Mae
2.197% due 02/16/2005	1,400	1,396
2.210% due 02/16/2005	38,800	38,694
2.203% due 02/23/2005	40,500	40,369
2.248% due 03/02/2005	22,600	22,516
2.299% due 03/02/2005	22,300	22,217
2.285% due 03/09/2005	5,200	5,176
2.319% due 03/09/2005	42,100	41,908
2.390% due 03/16/2005	46,400	46,166
2.390% due 04/15/2005	24,100	23,925
Federal Home Loan Bank
2.100% due 01/03/2005	67,200	67,200
1.955% due 01/14/2005	64,500	64,462
Ford Motor Credit Co.
2.520% due 04/07/2005	12,300	12,218
Freddie Mac
1.950% due 01/18/2005	17,200	17,186
1.930% due 01/24/2005	6,200	6,193
1.985% due 01/25/2005	47,200	47,143
2.190% due 02/15/2005	22,600	22,541
2.255% due 02/22/2005	10,700	10,667
2.100% due 03/01/2005	23,100	23,016
2.110% due 03/01/2005	23,700	23,621
2.183% due 03/08/2005	1,300	1,294
2.200% due 03/08/2005	23,700	23,594
2.220% due 03/11/2005	47,400	47,178
2.260% due 03/14/2005	1,200	1,194
2.232% due 03/15/2005	17,800	17,711
General Motors Acceptance Corp.
2.404% due 03/22/2005	400	398
HBOS Treasury Services PLC
1.960% due 01/25/2005	63,500	63,424
UBS Finance, Inc.
2.200% due 01/03/2005	43,600	43,600

		798,424

Repurchase Agreement 19.7%
State Street Bank
1.900% due 01/03/2005	477,097	477,097

(Dated 12/31/2004. Collateralized by Freddie Mac 1.500% due 08/15/2005 valued at $486,641. Repurchase proceeds are $477,173.)
U.S. Treasury Bills 1.2%
2.184% due 03/03/2005-03/17/2005 (d)(e)(f)	29,095	28,952

Total Short-Term Instruments (Cost $1,523,182)		1,523,073

Total Investments (k) 114.7%		$2,772,598
(Cost $2,757,273)
Written Options (h) (0.0%)		(784)
(Premiums $1,212)
Other Assets and Liabilities (Net) (14.7%)		(355,489)

Net Assets 100.0%		$2,416,325

See accompanying notes	December 31, 2004	Annual Report	9

Schedule of Investments (Cont.)

Total Return Portfolio

December 31, 2004

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Security is in default.

(c) Principal amount of security is adjusted for inflation.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Securities with an aggregate market value of $8,216 have been pledged as collateral for swap and swaption contracts at December 31, 2004.

(f) Securities with an aggregate market value of $17,782 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar June Long Futures	06/2005	121	$(136)
Eurodollar September Long Futures	09/2005	3,542	(2,311)
Eurodollar December Long Futures	12/2005	183	(2)
Euribor Written Put Options Strike @ 97.750	06/2005	328	(50)
Euro-Bund 10-Year Note Long Futures	03/2005	917	150
Government of Japan 10-Year Note Long Futures	03/2005	25	74
U.S. Treasury 10-Year Note Long Futures	03/2005	5,833	3,632
U.S. Treasury 30-Year Bond Long Futures	03/2005	270	669
United Kingdom 90-Day LIBOR Written Put Options Strike @ 94.250	06/2005	136	57

			$2,083

(g) Swap agreements outstanding at December 31, 2004:

Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	6-month BP-LIBOR	Pay	5.000%	06/16/2011	BP	1,800	$40
Barclays Bank PLC	6-month BP-LIBOR	Receive	5.000%	06/18/2034		3,700	(201)
Goldman Sachs & Co.	6-month BP-LIBOR	Receive	5.000%	03/15/2017		1,700	(34)
J.P. Morgan Chase & Co.	6-month BP-LIBOR	Receive	5.000%	03/15/2032		900	(31)
Morgan Stanley Dean Witter & Co.	6-month BP-LIBOR	Receive	5.000%	06/18/2034		3,600	(26)
UBS Warburg LLC	6-month BP-LIBOR	Receive	5.000%	03/15/2032		1,100	(47)
UBS Warburg LLC	6-month BP-LIBOR	Receive	5.000%	06/18/2034		4,400	(203)
Citibank N.A.	6-month EC-LIBOR	Pay	4.000%	06/17/2008	EC	46,800	922
Goldman Sachs & Co.	6-month EC-LIBOR	Pay	6.000%	03/15/2017		3,000	185
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Pay	4.000%	12/21/2007		88,700	1,162
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Pay	6.000%	03/15/2032		1,500	119
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Pay	6.000%	06/18/2034		15,700	1,267
Merrill Lynch & Co., Inc.	6-month EC-LIBOR	Pay	4.000%	03/15/2007		19,900	565
Merrill Lynch & Co., Inc.	6-month EC-LIBOR	Pay	6.000%	06/18/2034		2,800	130
UBS Warburg LLC	6-month EC-LIBOR	Pay	6.000%	03/15/2032		1,800	133
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	2.000%	06/15/2012	JY	387,100	(102)
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	2.000%	06/15/2012		130,000	(55)
Morgan Stanley Dean Witter & Co.	6-month JY-LIBOR	Receive	2.000%	06/15/2012		1,050,000	(370)
UBS Warburg LLC	6-month JY-LIBOR	Receive	2.000%	06/15/2012		1,625,000	(682)
Bank of America	3-month USD-LIBOR	Pay	4.000%	06/15/2010		$78,600	35
Barclays Bank PLC	3-month USD-LIBOR	Pay	4.000%	06/15/2010		102,600	46
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	5.000%	06/15/2015		17,800	159
Greenwich Capital Markets, Inc.	3-month USD-LIBOR	Pay	4.000%	06/15/2010		20,400	113
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	5.000%	06/15/2015		42,000	312
Morgan Stanley Dean Witter & Co.	3-month USD-LIBOR	Pay	4.000%	06/15/2007		91,800	(154)
Morgan Stanley Dean Witter & Co.	3-month USD-LIBOR	Receive	5.000%	06/15/2015		111,300	403

							$3,686

CreditDefault Swaps
Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed rate	Expiration Date	Notional Amount	Unrealized Appreciation
Barclays Bank PLC	United Mexican States 7.500%, due 04/08/2033	Sell	0.650%	05/20/2005	$300	$1
J.P. Morgan Chase & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.980%	08/04/2005	3,300	18
Morgan Stanley Dean Witter & Co.	United Mexican States, 11.500% due 05/15/2026	Sell	0.625%	05/20/2005	900	2
Morgan Stanley Dean Witter & Co.	Republic of Panama 8.875% due 09/30/2027	Sell	1.100%	06/20/2005	800	3
Morgan Stanley Dean Witter & Co.	Republic of Panama 9.375% due 04/01/2029	Sell	1.800%	06/20/2005	300	2

						$26

10	Annual Report	December 31, 2004	See accompanying notes

(h) Premiums received on written options:

Name of Issuer		Exercise Price		Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Note March Futures		$114.000		02/18/2005	1,681	$636	$394
Put - CBOT U.S. Treasury Note March Futures		108.000		02/18/2005	1,178	350	111

						$986	$505

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.500	%**	01/07/2005	3,900	$94	$279
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	7.000	%*	01/07/2005	3,900	132	0

						$226	$279

* The Portfolio will pay a floating rate based on 3-month USD-LIBOR.
** The Portfolio will receive a floating rate based on 3-month USD-LIBOR.

(i) Short sales open at December 31, 2004 were as follows:

Type		Coupon (%)		Maturity	Par	Value	Proceeds
U.S. Treasury Note		3.875		02/15/2013	$4,900	$4,836	$4,857
U.S. Treasury Note		4.750		05/15/2014	11,300	11,779	11,591

						$16,615	$16,448

(j) Forward foreign currency contracts outstanding at December 31, 2004:

Type	Currency	Principal Amount Covered by Contract		Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BR	636		01/2005	$25	$0	$25
Buy		1,328		02/2005	28	0	28
Buy		1,500		03/2005	27	0	27
Buy	CP	377,099		02/2005	46	0	46
Buy		303,010		03/2005	34	0	34
Buy	EC	5,539		01/2005	96	0	96
Sell		13,524		01/2005	0	(228)	(228)
Buy	H$	3,427		01/2005	0	0	0
Buy	JY	4,476,719		01/2005	1,892	0	1,892
Sell		916,351		01/2005	0	(15)	(15)
Buy	KW	510,840		01/2005	47	0	47
Buy		520,066		02/2005	16	0	16
Buy		590,000		03/2005	14	0	14
Buy	MP	4,737		02/2005	10	0	10
Buy		5,606		03/2005	4	0	4
Buy	PN	1,530		02/2005	5	0	5
Buy		1,740		03/2005	3	0	3
Buy	PZ	1,380		02/2005	37	0	37
Buy		1,385		03/2005	13	0	13
Buy	RP	33,915		03/2005	6	0	6
Buy	RR	12,665		01/2005	15	0	15
Buy		12,733		02/2005	12	0	12
Buy		15,239		03/2005	9	0	9
Buy	S$	743		01/2005	11	0	11
Buy		755		02/2005	4	0	4
Buy		853		03/2005	4	0	4
Buy	SV	14,486		02/2005	25	0	25
Buy		16,715		03/2005	6	0	6
Buy	T$	14,791		02/2005	11	0	11
Buy		16,605		03/2005	12	0	12

					$2,412	$(243)	$2,169

(k) As of December 31, 2004, portfolio securities with aggregate market value of $21,561 were valued with reference to securities whose prices are more readily obtainable.

See accompanying notes	December 31, 2004	Annual Report	11

Notes to Financial Statements

December 31, 2004

1. Organization

The Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

12	Annual Report	December 31, 2004

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Currency symbols utilized throughout reports are defined as follows:

BP	-	British Pound
BR	-	Brazilian Real
CP	-	Chilean Peso
EC	-	Euro
H$	-	Hong Kong Dollar
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
PZ	-	Polish Zloty
RP	-	Indian Rupee
RR	-	Russian Ruble
S$	-	Singapore Dollar
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

December 31, 2004	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2004

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted Securities. The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Short Sales. The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage their exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio

14	Annual Report	December 31, 2004

has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. There was no effect on the Portfolio’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period. Reclassification from net investment income to net realized gain/loss and net change in unrealized gain/loss in the Statement of Operations and Statement of Changes in Net Assets is as follows:

	12/31/2004	12/31/2003	12/31/2002	12/31/2001	12/31/2000
Net Investment Income (Decrease)	$(34,639)	$(31,206)	$(45,148)	$(7,826)	$(1,005)
Net Realized Gain/Loss Increase	15,695	11,058	56,061	2,381	1,872
Net Change in Unrealized Gain/Loss Increase (Decrease)	18,944	20,148	(10,913)	5,445	(867)

The effect of the reclassification to the Financial Highlights is as follows:

	12/31/2004	12/31/2003	12/31/2002	12/31/2001	12/31/2000
Net Investment Income Increase	$0.00	$0.00	$0.00	$0.00	$0.00
Net Realized/Unrealized Gain (Loss) on Investments Increase	0.00	0.00	0.00	0.00	0.00
Ratio of Net Investment Income to Average Net Assets (Decrease)	0.00%	0.00%	(0.01)%	0.00%	(0.01)%

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ending December 31, 2004, each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets.

December 31, 2004	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2004

4. Purchases and Sales of Securities

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2004 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$3,671,514	$3,266,604	$696,985	$546,638

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2003	$2,357
Sales	5,225
Closing Buys	(965)
Expirations	(5,405)
Exercised	0
Balance at 12/31/2004	$1,212

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2004		Year Ended 12/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	7,123	$74,797	7,349	$76,213
Administrative Class	60,173	631,588	94,450	979,977

Issued as reinvestment of distributions

Institutional Class	214	2,251	271	2,807
Administrative Class	5,828	61,234	4,687	48,536

Cost of shares redeemed

Institutional Class	(8,573)	(89,784)	(4,880)	(50,575)
Administrative Class	(26,399)	(276,093)	(28,502)	(295,164)

Net increase resulting from Portfolio share transactions	38,366	$403,993	73,375	$761,794

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	2	100
Administrative Class	5	69	*

*	One of the shareholders, Allianz Life Insurance Co., is an indirect wholly owned subsidiary of Allianz Global Investors of America L.P. and a related party to the Portfolio.

16	Annual Report	December 31, 2004

7. Federal Income Tax Matters

As of December 31, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral(2)
$ 33,368	$21,019	$4,046	$0	$0	$(4,513)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, foreign currency transactions, swap contracts and amortization of swap premiums.

(2)	Capital losses realized during the period November 1, 2004 through December 31, 2004 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)
$ 2,759,526	$18,789	$(5,717)	$13,072

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to tax straddle deferrals for federal income tax purposes.

For the fiscal year ended December 31, 2004, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(4)	Long-Term Capital Gain Distributions	Return of Capital
$ 56,043	$21,000	$0

(4)	Includes short-term capital gains.

8. Subsequent Event

A special meeting of the shareholders of the TimesSquare VP Core Plus Bond Fund is scheduled to be held at 8:30 a.m., Eastern time, on March 29, 2005, to vote on the proposed merger of the TimesSquare VP Core Plus Bond Fund into the PIMCO Total Return Portfolio. The meeting will be held at 280 Trumbull Street, Hartford, CT 06103.

9. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”), PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust (in their capacity as Trustees of the PIMS or MMS Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class

December 31, 2004	Annual Report	17

Notes to Financial Statements (Cont.)

December 31, 2004

actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

18	Annual Report	December 31, 2004

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2004:

Total Return Portfolio	1.44%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Total Return Portfolio	0.90%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

December 31, 2004	Annual Report	19

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Institutional Shareholders of the Total Return Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the Total Return Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2005

20	Annual Report	December 31, 2004

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (45) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

R. Wesley Burns* (45) President and Trustee	08/1997 to present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Managing Director, PIMCO.	79	None

Non-Interested Trustees

E. Philip Cannon (64) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series.	111	None

Vern O. Curtis (70) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	79	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (65) Trustee	05/2000 to present	Private Investor and Business Advisor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Director, Freedom Communications; Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	79	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	79	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an "interested person" of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

December 31, 2004	Annual Report	21

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (41)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (34) Chief Compliance Officer	07/2004 to present	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (60)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (41)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (59)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
Henrik P. Larsen (34)	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President
Michael J. Willemsen (44) Vice President	08/1997 to present (since 02/2002 as Vice President )	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (58)	08/1997 to present	Specialist, PIMCO.
Secretary
John P. Hardaway (47)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (35)	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.
Assistant Treasurer

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

22	Annual Report	December 31, 2004

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Portfolio’s voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling the Portfolio at 1-800-927-4648, visiting our website at http://www.pimco.com and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio is available by calling the Portfolio at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Portfolio’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling the Portfolio at 1-800-927-4648 or visiting our website at http://www.pimco.com. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

TOTAL RETURN PORTFOLIO II

INSTITUTIONAL CLASS

ANNUAL REPORT

December 31, 2004

Contents
Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	3
Financial Highlights	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Schedule of Investments	8
Notes to Financial Statements	10
Federal Income Tax Information	16
Report of Independent Registered Public Accounting Firm	17
Management of the Trust	18

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

All major fixed income sectors posted gains in fourth quarter 2004, capping a year in which bonds showed late strength. The 4.34% gain of the Lehman Brothers Aggregate Bond Index for the year came despite several major headwinds. These issues included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions when 2004 began that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004. The central bank raised the federal funds rate five times during the year for a total increase of 1.25%. The most recent move came on December 14, 2004 with an increase of 0.25%, leaving the federal funds rate at 2.25% at the end of the year. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on longer maturity Treasuries decreased in 2004. The yield on the benchmark ten-year Treasury ended the year at 4.22%, which was down 0.03% for the year. However, yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The relatively steep two- to ten-year portion of the yield curve flattened during the year. The difference between yields on securities maturing in two years versus ten years narrowed from 2.43% at the end of 2003 to 1.15% at the end of 2004.

On the following pages you will find a more complete review of the Portfolio as well as details about the total return investment performance for the one-year period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2005

December 31, 2004	Annual Report	1

Important Information About the Portfolio

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Portfolio does not apply to the stability of the Portfolio.

On the performance summary page in this annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example, which appears on the Portfolio’s individual page in this annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratio may vary period to period because of various factors such as increase in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and its counsel or litigation expense].

PIMCO Variable Insurance Trust is distributed by PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2004

Total Return Portfolio II

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2004

             Total Return Portfolio II      Lehman Brothers
                 Institutional Class      Aggregate Bond Index
             -------------------------    --------------------
04/30/2000           $10,000.00                $10,000.00
05/31/2000             9,986.01                  9,995.41
06/30/2000            10,166.90                 10,203.36
07/31/2000            10,235.18                 10,295.98
08/31/2000            10,401.24                 10,445.21
09/30/2000            10,416.11                 10,510.88
10/31/2000            10,492.16                 10,580.43
11/30/2000            10,715.07                 10,753.43
12/31/2000            10,806.69                 10,952.91
01/31/2001            10,962.53                 11,132.03
02/28/2001            11,092.53                 11,229.01
03/31/2001            11,159.31                 11,285.38
04/30/2001            11,057.30                 11,238.49
05/31/2001            11,136.66                 11,306.38
06/30/2001            11,156.39                 11,349.03
07/31/2001            11,533.07                 11,602.76
08/31/2001            11,653.63                 11,735.71
09/30/2001            11,927.49                 11,872.40
10/31/2001            12,172.65                 12,120.89
11/30/2001            11,950.85                 11,953.76
12/31/2001            11,874.67                 11,877.77
01/31/2002            12,037.71                 11,973.97
02/28/2002            12,158.25                 12,090.01
03/31/2002            11,981.46                 11,888.88
04/30/2002            12,174.25                 12,119.43
05/31/2002            12,177.87                 12,222.41
06/30/2002            12,175.81                 12,328.09
07/31/2002            12,157.66                 12,476.85
08/31/2002            12,430.09                 12,687.86
09/30/2002            12,544.06                 12,892.99
10/31/2002            12,546.21                 12,834.26
11/30/2002            12,624.49                 12,830.85
12/31/2002            12,840.32                 13,095.88
01/31/2003            12,795.14                 13,107.06
02/28/2003            13,038.77                 13,288.42
03/31/2003            13,047.96                 13,278.18
04/30/2003            13,129.57                 13,387.74
05/31/2003            13,505.18                 13,637.36
06/30/2003            13,471.40                 13,610.27
07/31/2003            12,960.04                 13,152.73
08/31/2003            13,112.49                 13,239.98
09/30/2003            13,469.27                 13,590.43
10/31/2003            13,369.89                 13,463.77
11/30/2003            13,390.32                 13,495.96
12/31/2003            13,512.79                 13,633.30
01/31/2004            13,606.67                 13,743.01
02/29/2004            13,764.83                 13,891.71
03/31/2004            13,878.18                 13,995.84
04/30/2004            13,534.52                 13,631.64
05/31/2004            13,504.92                 13,577.07
06/30/2004            13,571.29                 13,653.78
07/31/2004            13,715.89                 13,789.13
08/31/2004            13,968.70                 14,052.19
09/30/2004            14,014.96                 14,090.29
10/31/2004            14,076.73                 14,208.43
11/30/2004            13,940.96                 14,095.11
12/31/2004            14,074.95                 14,224.82

à$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2004

		1 Year	Since Inception*
	Total Return Portfolio II Institutional Class (Inception 04/10/00)	4.16%	7.36%
- - - - - - -	Lehman Brothers Aggregate Bond Index	4.34%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

SECTOR BREAKDOWN‡

U.S. Government Agencies	45.6%
Short-Term Instruments	37.4%
U.S. Treasury Obligations	7.1%
Asset-Backed Securities	3.6%
Corporate Bonds & Notes	3.0%
Other	3.5%

‡ % of Total Investments as of December 31, 2004

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,037.10	$1,022.62
Expenses Paid During Period†	$2.56	$2.54

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Total Return Portfolio II seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, with quality, U.S. issuer, and U.S. dollar-denominated security restrictions.

•	The Portfolio’s Institutional Class shares underperformed the Lehman Brothers Aggregate Bond Index for the 12-month period ended December 31, 2004, returning 4.16% versus 4.34% for the Index.

•	Below-Index duration in the U.S. was negative during the year, as U.S. rates fell slightly in the intermediate and long part of the yield curve.

•	Underweighting mortgages hurt returns as low volatility and strong bank demand supported these assets.

•	The Portfolio’s underweight to corporate bonds was negative for returns, as investors around the world were drawn to corporates for their extra yield.

•	Forward exposure to short maturity rates added value in 2004; these yields rose less than markets expected as the Federal Reserve began its tightening cycle.

•	A tactical allocation to real return bonds added value; TIPS outperformed nominals as real yields fell.

December 31, 2004	Annual Report	3

Financial Highlights

Total Return Portfolio II (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2004	12/31/2003	12/31/2002		12/31/2001		04/10/2000- 12/31/2000

Net asset value beginning of period	$10.31	$10.09	$10.12		$10.24		$10.02
Net investment income** (a)	0.18	0.16	0.41		0.50		0.47
Net realized/unrealized gain on investments** (a)	0.25	0.36	0.39		0.49		0.25
Total income from investment operations	0.43	0.52	0.80		0.99		0.72
Dividends from net investment income	(0.19)	(0.21)	(0.41)		(0.50)		(0.50)
Distributions from net realized capital gains	(0.24)	(0.09)	(0.42)		(0.61)		0.00
Total distributions	(0.43)	(0.30)	(0.83)		(1.11)		(0.50)
Net asset value end of year	$10.31	$10.31	$10.09		$10.12		$10.24
Total return	4.16%	5.24%	8.13%		9.88%		7.41%
Net assets end of year (000s)	$17	$16	$1,217		$3,845		$3,499
Ratio of net expenses to average net assets	0.50%	0.50%	0.51	%(c)	0.50	%(b)	0.50%*
Ratio of net investment income to average net assets*	1.70%	1.56%	3.97%		4.70%		6.62%*
Portfolio turnover rate	305%	863%	418%		606%		937%

*	Annualized
**	As a result of a change in generally accepted accounting principles, the Portfolio has reclassified periodic payments made or received for certain derivative instruments, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. The effects of these reclassifications are noted in the Notes to Financials.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.51%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.50%.

4	Annual Report	December 31, 2004	See accompanying notes

Statement of Assets and Liabilities

Total Return Portfolio II

December 31, 2004

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$41,711
Cash	1
Receivable for investments sold on delayed delivery basis	103
Interest and dividends receivable	59
Variation margin receivable	18
Swap premiums paid	6
Unrealized appreciation on swap agreements	6
41,904

Liabilities:

Payable for investments purchased	$16,894
Payable for short sale	104
Written options outstanding	4
Accrued investment advisory fee	6
Accrued administration fee	6
Accrued servicing fee	3
Swap premiums received	25
Unrealized depreciation on swap agreements	2
17,044

Net Assets	$24,860

Net Assets Consist of:

Paid in capital	$24,568
Undistributed net investment income	158
Accumulated undistributed net realized gain	44
Net unrealized appreciation	90
$24,860

Net Assets:

Institutional Class	$17
Administrative Class	24,843

Shares Issued and Outstanding:

Institutional Class	2
Administrative Class	2,411

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.31
Administrative Class	10.31

Cost of Investments Owned	$41,674

See accompanying notes	December 31, 2004	Annual Report	5

Statement of Operations

Total Return Portfolio II

Amounts in thousands
Year Ended December 31, 2004
Investment Income:

Interest	$427
Dividends	3
Total Income	430

Expenses:

Investment advisory fees	48
Administration fees	48
Servicing fees - Administrative Class	29
Total Expenses	125

Net Investment Income	305

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	158
Net realized gain on futures contracts, options, and swaps	383
Net change in unrealized (depreciation) on investments	(84)
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(45)
Net Gain	412

Net Increase in Net Assets Resulting from Operations	$717

6	Annual Report	December 31, 2004	See accompanying notes

Statements of Changes in Net Assets

Total Return Portfolio II

Amounts in thousands
	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$305	$280
Net realized gain	541	358
Net change in unrealized appreciation (depreciation)	(129)	213
Net increase resulting from operations	717	851

Distributions to Shareholders:

From net investment income
Institutional Class	(1)	(2)
Administrative Class	(328)	(323)

From net realized capital gains
Institutional Class	0	0
Administrative Class	(550)	(150)

Total Distributions	(879)	(475)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	495	0
Administrative Class	8,218	0

Issued as reinvestment of distributions
Institutional Class	1	2
Administrative Class	877	473

Cost of shares redeemed
Institutional Class	(499)	(1,200)
Administrative Class	(1,560)	(260)
Net increase (decrease) resulting from Portfolio share transactions	7,532	(985)

Total Increase (Decrease) in Net Assets	7,370	(609)

Net Assets:

Beginning of period	17,490	18,099
End of period*	$24,860	$17,490

*Including undistributed net investment income of:	$158	$248

See accompanying notes	December 31, 2004	Annual Report	7

Schedule of Investments

Total Return Portfolio II

December 31, 2004

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 5.0%
Banking & Finance 3.1%
CIT Group, Inc.
3.630% due 01/31/2005 (a)	$100	$100
Ford Motor Credit Co.
2.490% due 07/07/2005 (a)	195	195
2.510% due 07/18/2005 (a)	100	100
General Motors Acceptance Corp.
4.230% due 05/19/2005 (a)	130	131
3.329% due 10/20/2005 (a)	100	100
UBS Preferred Funding Trust I
8.622% due 10/29/2049 (a)	100	120
Verizon Wireless Capital LLC
2.415% due 05/23/2005 (a)	30	30

		776

Industrials 1.2%
DaimlerChrysler North America Holding Corp.
7.400% due 01/20/2005	100	100
3.349% due 09/26/2005 (a)	100	101
2.960% due 05/24/2006 (a)	50	50
El Paso Corp.
6.750% due 05/15/2009	50	51

		302

Utilities 0.7%
AEP Texas Central Co.
3.540% due 02/15/2005 (a)	10	10
Appalachian Power Co.
4.800% due 06/15/2005	20	20
Pacific Gas & Electric Co.
2.720% due 04/03/2006 (a)	137	137

		167

Total Corporate Bonds & Notes (Cost $1,221)		1,245

MUNICIPAL BONDS & NOTES 1.5%

California State Polytechnic University
Revenue Bonds, Series 1972	100	111
5.250% due 01/01/2010

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
4.375% due 06/01/2019	70	70

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
6.750% due 06/01/2039	100	100

New Jersey Transportation Trust Fund Revenue Bonds, Series 2003
5.000% due 06/15/2013	50	55

New York State Environmental Facilities Corporate Revenue Bonds, Series 2002
8.020% due 06/15/2023 (a)	25	28

University of Texas Revenue Bonds, Series 2003
5.000% due 08/15/2033	20	20

Total Municipal Bonds & Notes (Cost $374)		384

U.S. GOVERNMENT AGENCIES 76.5%

Fannie Mae
2.537% due 03/25/2034 (a)	89	89
2.580% due 04/01/2005	100	99
3.500% due 03/25/2009	141	142
4.802% due 12/01/2036 (a)	49	50
5.000% due 06/01/2018-03/01/2034 (c)	16,289	16,536
5.063% due 09/01/2034 (a)	49	49
5.500% due 10/01/2017-01/13/2035 (c)	1,631	1,658
6.000% due 07/01/2016-07/25/2024 (c)	202	209

Freddie Mac
3.667% due 07/01/2027 (a)	$6	$7
4.238% due 01/01/2028 (a)	6	7
5.000% due 10/01/2018	80	81
5.500% due 03/15/2015-08/15/2030 (c)	17	17
6.000% due 09/01/2016	18	18
Government National Mortgage Association
2.910% due 09/20/2030 (a)	7	7
3.375% due 02/20/2027-05/20/2030 (a)(c)	40	41

Total U.S. Government Agencies (Cost $18,946)		19,010

U.S. TREASURY OBLIGATIONS 11.9%

Treasury Inflation Protected Securities (b)
3.375% due 01/15/2007 (d)	120	127
3.875% due 01/15/2009	466	522
4.250% due 01/15/2010	113	132
0.875% due 04/15/2010	1,310	1,298
3.000% due 07/15/2012	425	474
2.000% due 07/15/2014	203	209
U.S. Treasury Note
2.500% due 09/30/2006	200	198

Total U.S. Treasury Obligations (Cost $2,937)		2,960

MORTGAGE-BACKED SECURITIES 3.2%

Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	48	49
6.500% due 02/25/2033	10	10
Bear Stearns Adjustable Rate Mortgage Trust
5.112% due 03/25/2033 (a)	29	29
4.778% due 12/25/2033 (a)	62	62
Countrywide Home Loans, Inc.
5.613% due 03/19/2032 (a)	2	2
CS First Boston Mortgage Securities Corp.
6.134% due 04/25/2032 (a)	0	1
5.082% due 06/25/2032 (a)	12	12
6.269% due 06/25/2032 (a)	7	7
2.361% due 08/25/2033 (a)	14	14
GSR Mortgage Loan Trust
6.000% due 03/25/2032	11	11
Impac CMB Trust
2.817% due 07/25/2033 (a)	65	65
MASTR Adjustable Rate Mortgages Trust
3.787% due 12/21/2034	148	148
MASTR Asset Securitization Trust
5.500% due 09/25/2033	58	58
Merrill Lynch Mortgage Investors, Inc.
3.720% due 01/25/2029 (a)	85	87
Prime Mortgage Trust
2.817% due 02/25/2034 (a)	52	52
Residential Funding Mortgage Securities I, Inc.
5.587% due 09/25/2032 (a)	2	2
Structured Asset Mortgage Investments, Inc.
2.740% due 09/19/2032 (a)	7	7
Structured Asset Securities Corp.
6.150% due 07/25/2032 (a)	2	2
Washington Mutual Mortgage Securities Corp.
3.181% due 02/27/2034 (a)	30	30
2.994% due 08/25/2042 (a)	152	153

Total Mortgage-Backed Securities (Cost $801)		801

ASSET-BACKED SECURITIES 6.0%

Accredited Mortgage Loan Trust
2.567% due 01/25/2035 (a)	98	98
Amortizing Residential Collateral Trust
2.688% due 06/25/2032 (a)	9	9

Asset-Backed Securities Corp. Home Equity Loan Trust
2.530% due 12/25/2034 (a)	$100	$100
Capital Auto Receivables Asset Trust
2.452% due 01/16/2006 (a)	48	48
CIT Group Home Equity Loan Trust
2.687% due 06/25/2033 (a)	6	6
Countrywide Asset-Backed Certificates
2.587% due 12/25/2018 (a)	76	76
2.607% due 10/25/2021 (a)	78	78
2.567% due 12/25/2034 (a)	89	89
CS First Boston Mortgage Securities Corp.
2.727% due 01/25/2032 (a)	12	12
Equity One ABS, Inc.
2.697% due 11/25/2032 (a)	11	11
Fremont Home Loan Trust
2.567% due 07/25/2034 (a)	87	87
GSAMP Trust
2.580% due 06/20/2033 (a)	54	54
HFC Home Equity Loan Asset-Backed Certificates
2.760% due 10/20/2032 (a)	34	34
Home Equity Mortgage Trust
2.567% due 12/25/2034 (a)	75	75
Household Mortgage Loan Trust
2.710% due 05/20/2032 (a)	2	2
Impac CMB Trust
2.667% due 01/25/2034 (a)	77	77
Irwin Home Equity Loan Trust
2.707% due 06/25/2029 (a)	1	1
Morgan Stanley Asset-Backed Securities Capital I, Inc.
2.577% due 01/25/2034 (a)	40	40
Morgan Stanley Dean Witter Capital I, Inc.
2.747% due 07/25/2032 (a)	2	2
Nelnet Student Loan Trust
2.017% due 04/25/2011 (a)	100	100
Park Place Securities, Inc.
2.617% due 08/25/2034 (a)	81	81
2.577% due 02/25/2035 (a)	99	99
Residential Asset Mortgage Products, Inc.
2.557% due 04/25/2026 (a)	180	180
Structured Asset Investment Loan Trust
2.587% due 10/25/2033 (a)	66	66
Terwin Mortgage Trust
2.547% due 09/25/2034 (a)	71	71

Total Asset-Backed Securities (Cost $1,496)		1,496

PURCHASED PUT OPTIONS 0.0%
	# of Contracts

Eurodollar June Futures (CME)
Strike @ 95.000 Exp. 06/13/2005	9	0
Strike @ 91.000 Exp. 06/13/2005	16	0

Total Purchased Put Options (Cost $0)		0

PREFERRED SECURITY 0.5%
	Shares

DG Funding Trust
3.360% due 12/29/2049 (a)	11	118

Total Preferred Security (Cost $116)		118

PREFERRED STOCK 0.5%

Fannie Mae
7.000% due 12/31/2049 (a)	2,000	114

Total Preferred Stock (Cost $100)		114

8	Annual Report	December 31, 2004	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

SHORT-TERM INSTRUMENTS 62.7%
Certificates of Deposit 8.0%
Bank of America, N.A.
2.030% due 02/04/2005	$100	$100
2.260% due 03/09/2005	500	500
Citibank, N.A.
2.275% due 02/18/2005	600	600
HSBC Bank USA
2.335% due 02/23/2005	400	400
Nordea Bank Finland PLC
2.355% due 03/07/2005	400	400

		2,000

Commercial Paper 51.9%
Fannie Mae
1.150% due 01/03/2005	1,100	1,100
2.044% due 02/04/2005	200	200
2.221% due 02/23/2005	600	598
2.248% due 03/02/2005	600	598
2.299% due 03/02/2005	400	398
2.302% due 03/09/2005	200	199
2.319% due 03/09/2005	200	199
2.430% due 03/23/2005	100	99
2.390% due 04/15/2005	200	198
Federal Home Loan Bank
2.100% due 01/03/2005	3,200	3,200
1.930% due 01/14/2005	200	200
1.934% due 01/14/2005	600	600
1.955% due 01/14/2005	700	700
1.969% due 01/19/2005	500	499
2.277% due 03/02/2005	200	199
2.340% due 03/11/2005	200	199
Freddie Mac
1.919% due 01/04/2005	200	200
1.935% due 01/04/2005	600	600

1.940% due 01/04/2005	$300	$300
1.926% due 01/11/2005	100	100
1.928% due 01/11/2005	200	200
1.960% due 01/11/2005	100	100
2.190% due 02/15/2005	400	399
2.255% due 02/22/2005	100	100
2.110% due 03/01/2005	400	399
General Electric Capital Corp.
1.920% due 01/03/2005	300	300
2.280% due 02/23/2005	400	399
General Motors Acceptance Corp.
2.535% due 04/05/2005	10	10
Pfizer, Inc.
2.240% due 03/18/2005	600	597

		12,890

Repurchase Agreement 1.8%
State Street Bank
1.900% due 01/03/2005	454	454

(Dated 12/31/2004. Collateralized by Freddie Mac 2.125% due 11/15/2005 valued at $463. Repurchase proceeds are $454.)
U.S. Treasury Bills 1.0%
2.201% due 03/03/2005-03/17/2005 (c)(d)	240	239

Total Short-Term Instruments		15,583
(Cost $15,683)

Total Investments (h) 167.8%		$41,711
(Cost $41,674)
Written Options (f) (0.0%)		(4)
(Premiums $8)
Other Assets and Liabilities (Net) (67.8%)		(16,847)

Net Assets 100.0%		$24,860

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Principal amount of security is adjusted for inflation.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Securities with an aggregate market value of $366 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar June Long Futures	06/2005	21	$(21)
Eurodollar September Long Futures	09/2005	6	(6)
Eurodollar December Long Futures	12/2005	1	0
U.S. Treasury 10-Year Note Long Futures	03/2005	46	62
U.S. Treasury 30-Year Bond Long Futures	03/2005	5	11

			$46

(e) Swap agreements outstanding at December 31, 2004:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Goldman Sachs & Co.	3-month USD-LIBOR	Receive	5.000%	06/15/2015	$200	$2
Morgan Stanley Dean Witter & Co.	3-month USD-LIBOR	Pay	4.000%	06/15/2007	900	(2)
Morgan Stanley Dean Witter & Co.	3-month USD-LIBOR	Receive	5.000%	06/15/2015	900	4

						$4

(f) Premiums received on written options:

Name of Issuer		Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Note March Futures		$114.000	02/18/2005	14	$5	$3
Put - CBOT U.S. Treasury Note March Futures		108.000	02/18/2005	11	3	1

					$8	$4

(g) Short sales open at December 31, 2004 were as follows:

Type		Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Note		4.750	05/15/2014	$ 100	$104	$103

(h) As of December 31, 2004, portfolio securities with aggregate market value of $233 were valued with reference to securities whose prices are more readily obtainable.

See accompanying notes	December 31, 2004	Annual Report	9

Notes to Financial Statements

December 31, 2004

1. Organization

The Total Return Portfolio II (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable

10	Annual Report	December 31, 2004

income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Short Sales. The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage their exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the

December 31, 2004	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2004

event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. There was no effect on the Portfolio’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period. Reclassification from net investment income to net realized gain/loss and net change in unrealized gain/loss in the Statement of Operations and Statement of Changes in Net Assets is as follows:

	12/31/2004	12/31/2003	12/31/2002	12/31/2001	12/31/2000
Net Investment Income (Decrease)	$(669)	$(463)	$(675)	$(318)	$(15,005)
Net Realized Gain/Loss Increase	313	581	473	10,711	4,611
Net Change in Unrealized Gain/Loss Increase (Decrease)	356	(118)	202	(10,393)	10,394

The effect of the reclassification to the Financial Highlights is as follows:

	12/31/2004	12/31/2003	12/31/2002	12/31/2001	12/31/2000
Net Investment Income Increase (Decrease)	$0.00	$0.00	$0.00	$0.00	$(0.03)
Net Realized/Unrealized Gain (Loss) on Investments Increase	0.00	0.00	0.00	0.00	0.03
Ratio of Net Investment Income to Average Net Assets Increase (Decrease)	(0.01)%	0.00%	(0.02)%	(0.01)%	(0.28)%

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

12	Annual Report	December 31, 2004

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ending December 31, 2004, each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2004 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$46,652	$27,610	$3,799	$1,866

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2003	$30
Sales	51
Closing Buys	(12)
Expirations	(61)
Exercised	0
Balance at 12/31/2004	$8

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2004		Year Ended 12/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	48	$495	0	$0
Administrative Class	780	8,218	0	0

Issued as reinvestment of distributions

Institutional Class	0	1	0	2
Administrative Class	85	877	45	473

Cost of shares redeemed

Institutional Class	(48)	(499)	(119)	(1,200)
Administrative Class	(148)	(1,560)	(25)	(260)

Net increase (decrease) resulting from Portfolio share transactions	717	$7,532	(99)	$(985)

December 31, 2004	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2004

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100	*
Administrative Class	1	100

*	Allianz Global Investors of America L.P., a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

7. Federal Income Tax Matters

As of December 31, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral(2)
$ 159	$202	$1	$0	$0	$(75)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures and swap contracts.

(2)	Capital losses realized during the period November 1, 2004 through December 31, 2004 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)
$ 41,706	$95	$(90)	$5

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to tax straddle deferrals for federal income tax purposes.

For the fiscal year ended December 31, 2004, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(4)	Long-Term Capital Gain Distributions	Return of Capital
$ 679	$200	$0

(4)	Includes short-term capital gains.

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”), PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust (in their capacity as Trustees of the PIMS or MMS Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and

14	Annual Report	December 31, 2004

the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

December 31, 2004	Annual Report	15

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2004:

Total Return Portfolio II	0.88%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Total Return Portfolio II	0.37%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

16	Annual Report	December 31, 2004

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Institutional Shareholders of

the Total Return Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the Total Return Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2005

December 31, 2004	Annual Report	17

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (45) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

R. Wesley Burns* (45) President and Trustee	08/1997 to present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Managing Director, PIMCO.	79	None

Non-Interested Trustees

E. Philip Cannon (64) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series.	111	None

Vern O. Curtis (70) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	79	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (65) Trustee	05/2000 to present	Private Investor and Business Advisor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Director, Freedom Communications; Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	79	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	79	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an "interested person" of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

18	Annual Report	December 31, 2004

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (41)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (34) Chief Compliance Officer	07/2004 to present	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (60)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (41)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (59)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
Henrik P. Larsen (34)	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President
Michael J. Willemsen (44) Vice President	08/1997 to present (since 02/2002 as Vice President )	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (58)	08/1997 to present	Specialist, PIMCO.
Secretary
John P. Hardaway (47)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (35)	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.
Assistant Treasurer

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2004	Annual Report	19

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Portfolio’s voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling the Portfolio at 1-800-927-4648, visiting our website at http://www.pimco.com and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio is available by calling the Portfolio at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Portfolio’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling the Portfolio at 1-800-927-4648 or visiting our website at http://www.pimco.com. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

LOW DURATION PORTFOLIO

INSTITUTIONAL CLASS

ANNUAL REPORT

December 31, 2004

Contents
Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	3
Financial Highlights	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Schedule of Investments	8
Notes to Financial Statements	11
Federal Income Tax Information	17
Report of Independent Registered Public Accounting Firm	18
Management of the Trust	19

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

All major fixed income sectors posted gains in fourth quarter 2004, capping a year in which bonds showed late strength. The 4.34% gain of the Lehman Brothers Aggregate Bond Index for the year came despite several major headwinds. These issues included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions when 2004 began that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004. The central bank raised the federal funds rate five times during the year for a total increase of 1.25%. The most recent move came on December 14, 2004 with an increase of 0.25%, leaving the federal funds rate at 2.25% at the end of the year. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on longer maturity Treasuries decreased in 2004. The yield on the benchmark ten-year Treasury ended the year at 4.22%, which was down 0.03% for the year. However, yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The relatively steep two- to ten-year portion of the yield curve flattened during the year. The difference between yields on securities maturing in two years versus ten years narrowed from 2.43% at the end of 2003 to 1.15% at the end of 2004.

On the following pages you will find a more complete review of the Portfolio as well as details about the total return investment performance for the one-year period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2005

December 31, 2004	Annual Report	1

Important Information About the Portfolio

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Portfolio does not apply to the stability of the Portfolio.

On the performance summary page in this annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example, which appears on the Portfolio’s individual page in this annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratio may vary period to period because of various factors such as increase in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and its counsel or litigation expense].

PIMCO Variable Insurance Trust is distributed by PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2004

Low Duration Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2004

             Low Duration Portfolio        Merrill Lynch
               Institutional Class     1-3 Year Treasury Index
             ----------------------    -----------------------
04/30/2000         $10,000.00                $10,000.00
05/31/2000          10,026.06                 10,041.10
06/30/2000          10,165.41                 10,145.33
07/31/2000          10,225.87                 10,209.44
08/31/2000          10,304.79                 10,284.69
09/30/2000          10,381.97                 10,358.53
10/31/2000          10,434.13                 10,414.16
11/30/2000          10,543.78                 10,512.68
12/31/2000          10,625.86                 10,638.09
01/31/2001          10,800.11                 10,771.39
02/28/2001          10,817.65                 10,841.40
03/31/2001          10,878.93                 10,931.82
04/30/2001          10,958.52                 10,961.01
05/31/2001          11,048.71                 11,022.83
06/30/2001          11,027.60                 11,060.30
07/31/2001          11,237.64                 11,184.40
08/31/2001          11,309.38                 11,248.82
09/30/2001          11,498.25                 11,433.98
10/31/2001          11,602.30                 11,542.03
11/30/2001          11,499.01                 11,517.10
12/31/2001          11,451.78                 11,521.13
01/31/2002          11,560.63                 11,544.52
02/28/2002          11,652.22                 11,600.28
03/31/2002          11,597.18                 11,521.98
04/30/2002          11,704.98                 11,650.68
05/31/2002          11,768.60                 11,697.28
06/30/2002          11,843.35                 11,795.42
07/31/2002          11,904.20                 11,939.32
08/31/2002          12,010.15                 11,980.27
09/30/2002          12,075.88                 12,079.23
10/31/2002          12,132.64                 12,106.65
11/30/2002          12,170.57                 12,070.33
12/31/2002          12,278.75                 12,183.79
01/31/2003          12,320.81                 12,182.58
02/28/2003          12,418.11                 12,233.38
03/31/2003          12,431.98                 12,255.64
04/30/2003          12,483.05                 12,278.56
05/31/2003          12,567.50                 12,324.60
06/30/2003          12,584.40                 12,343.46
07/31/2003          12,431.44                 12,276.31
08/31/2003          12,462.83                 12,284.54
09/30/2003          12,577.44                 12,396.08
10/31/2003          12,532.24                 12,350.09
11/30/2003          12,532.74                 12,343.55
12/31/2003          12,583.94                 12,415.14
01/31/2004          12,618.97                 12,440.47
02/29/2004          12,678.28                 12,499.93
03/31/2004          12,715.32                 12,539.06
04/30/2004          12,629.60                 12,418.18
05/31/2004          12,617.05                 12,406.63
06/30/2004          12,642.17                 12,405.64
07/31/2004          12,681.04                 12,450.55
08/31/2004          12,793.30                 12,536.70
09/30/2004          12,783.94                 12,525.67
10/31/2004          12,837.95                 12,563.88
11/30/2004          12,807.62                 12,501.68
12/31/2004          12,835.52                 12,527.81

à$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2004

		1 Year	Since Inception*
	Low Duration Portfolio Institutional Class (Inception 04/10/00)	2.00%	5.40%
- - - - - - -	Merrill Lynch 1-3 Year Treasury Index	0.91%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

SECTOR BREAKDOWN‡

U.S. Treasury Obligations	33.8%
Short-Term Instruments	26.3%
Asset-Backed Securities	15.9%
Foreign Currency-Denominated Issues	8.1%
Corporate Bonds & Notes	5.5%
Other	10.4%

‡ % of Total Investments as of December 31, 2004

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,015.30	$1,022.62
Expenses Paid During Period†	$2.53	$2.54

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Low Duration Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

•	The Portfolio’s Institutional Class shares returned 2.00% for the 12-month period ended December 31, 2004, outperforming the 0.91% return of the Merrill Lynch 1-3 Year Treasury Index for the same period.

•	Tactical exposure to short and intermediate part of the European yield curve helped returns.

•	A mortgage emphasis helped returns as this sector outperformed Treasuries on a like-duration basis, benefiting from investor demand for income-producing securities. Positive mortgage security selection also added to returns.

•	Corporate bond investments were positive as investors around the world were drawn to corporates for their extra yield.

•	A tactical allocation to real return bonds added value as TIPS outperformed nominal Treasuries.

•	Exposure to high quality emerging market securities was positive for performance. This sector performed strongly during the year, benefiting from continued improvement in fundamentals such as trade surpluses and currency reserves.

December 31, 2004	Annual Report	3

Financial Highlights

Low Duration Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2004	12/31/2003	12/31/2002		12/31/2001		04/10/2000- 12/31/2000

Net asset value beginning of period	$10.27	$10.23	$9.95		$9.82		$9.70
Net investment income** (a)	0.15	0.17	0.38		0.60		0.46
Net realized/unrealized gain on investments** (a)	0.05	0.08	0.33		0.15		0.12
Total income from investment operations	0.20	0.25	0.71		0.75		0.58
Dividends from net investment income	(0.14)	(0.20)	(0.37)		(0.56)		(0.46)
Distributions from net realized capital gains	(0.03)	(0.01)	(0.06)		(0.06)		0.00
Total distributions	(0.17)	(0.21)	(0.43)		(0.62)		(0.46)
Net asset value end of year	$10.30	$10.27	$10.23		$9.95		$9.82
Total return	2.00%	2.49%	7.22%		7.77%		6.13%
Net assets end of year (000s)	$12,252	$11	$11		$468		$5,430
Ratio of net expenses to average net assets	0.50%	0.50%	0.51	%(b)	0.55	%(b)	0.50%*
Ratio of net investment income to average net assets**	1.49%	1.68%	3.78%		6.01%		6.49%*
Portfolio turnover rate	483%	284%	339%		661%		165%

*	Annualized
**	As a result of a change in generally accepted accounting principles, the Portfolio has reclassified periodic payments made or received for certain derivative instruments, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. The effects of these reclassifications are noted in the Notes to Financials.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.50%.

4	Annual Report	December 31, 2004	See accompanying notes

Statement of Assets and Liabilities

Low Duration Portfolio

December 31, 2004

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$292,133
Cash	1
Foreign currency, at value	311
Unrealized appreciation on forward foreign currency contracts	50
Receivable for Portfolio shares sold	708
Interest and dividends receivable	1,259
Variation margin receivable	52
Swap premiums paid	506
Unrealized appreciation on swap agreements	20
295,040

Liabilities:

Payable for investments purchased	$206
Unrealized depreciation on forward foreign currency contracts	347
Payable for Portfolio shares redeemed	2
Accrued investment advisory fee	67
Accrued administration fee	67
Accrued servicing fee	35
Swap premiums received	211
Unrealized depreciation on swap agreements	142
1,077

Net Assets	$293,963

Net Assets Consist of:

Paid in capital	$293,557
(Overdistributed) net investment income	(190)
Accumulated undistributed net realized gain	(10)
Net unrealized appreciation	606
$293,963

Net Assets:

Institutional Class	$12,252
Administrative Class	281,711

Shares Issued and Outstanding:

Institutional Class	1,190
Administrative Class	27,359

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.30
Administrative Class	10.30

Cost of Investments Owned	$290,693
Cost of Foreign Currency Held	$309

See accompanying notes	December 31, 2004	Annual Report	5

Statement of Operations

Low Duration Portfolio

Amounts in thousands
Year Ended December 31, 2004

Investment Income:

Interest	$3,999
Dividends	18
Miscellaneous income	2
Total Income	4,019

Expenses:

Investment advisory fees	530
Administration fees	530
Servicing fees - Administrative Class	309
Trustees’ fees	3
Total Expenses	1,372

Net Investment Income	2,647

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	386
Net realized gain on futures contracts, options, and swaps	1,351
Net realized (loss) on foreign currency transactions	(892)
Net change in unrealized appreciation on investments	1,253
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(720)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(268)
Net Gain	1,110

Net Increase in Net Assets Resulting from Operations	$3,757

6	Annual Report	December 31, 2004	See accompanying notes

Statements of Changes in Net Assets

Low Duration Portfolio

Amounts in thousands
	Year Ended December 31, 2004	Year Ended December 31, 2003

Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$2,647	$591
Net realized gain	845	129
Net change in unrealized appreciation	265	161
Net increase resulting from operations	3,757	881

Distributions to Shareholders:

From net investment income
Institutional Class	(108)	0
Administrative Class	(2,695)	(704)

From net realized capital gains
Institutional Class	(37)	0
Administrative Class	(863)	(110)

Total Distributions	(3,703)	(814)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	12,697	0
Administrative Class	236,887	109,489

Issued as reinvestment of distributions
Institutional Class	145	0
Administrative Class	3,557	815

Cost of shares redeemed
Institutional Class	(603)	0
Administrative Class	(74,204)	(14,447)
Net increase resulting from Portfolio share transactions	178,479	95,857

Total Increase in Net Assets	178,533	95,924

Net Assets:

Beginning of period	115,430	19,506
End of period*	$293,963	$115,430

*Including undistributed (overdistributed) net investment income of:	$(190)	$148

See accompanying notes	December 31, 2004	Annual Report	7

Schedule of Investments

Low Duration Portfolio

December 31, 2004

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 5.4%
Banking & Finance 3.1%
Ford Motor Credit Co.
3.000% due 06/30/2005 (a)	$400	$400
2.510% due 07/18/2005 (a)	600	600
7.600% due 08/01/2005	1,300	1,330
3.240% due 11/16/2006 (a)	600	600
General Motors Acceptance Corp.
3.329% due 10/20/2005 (a)	1,700	1,707
2.990% due 04/13/2006 (a)	2,300	2,293
Goldman Sachs Group, Inc.
2.430% due 07/23/2009 (a)	1,300	1,306
Pemex Project Funding Master Trust
3.540% due 01/07/2005 (a)	100	100
Prudential Financial, Inc.
4.104% due 11/15/2006 (a)	400	404
Verizon Wireless Capital LLC
2.415% due 05/23/2005 (a)	500	500

		9,240

Industrials 1.8%
Altria Group, Inc.
7.650% due 07/01/2008	200	220
AOL Time Warner, Inc.
6.125% due 04/15/2006	250	259
Clear Channel Communications, Inc.
6.000% due 11/01/2006	250	260
DaimlerChrysler North America Holding Corp.
7.400% due 01/20/2005	200	200
7.750% due 06/15/2005	2,000	2,043
3.349% due 09/26/2005 (a)	600	603
2.960% due 05/24/2006 (a)	100	100
Harrah’s Operating Co., Inc.
7.500% due 01/15/2009	200	222
International Paper Co.
7.625% due 01/15/2007	250	270
Tyco International Group S.A.
6.375% due 06/15/2005	1,100	1,116

		5,293

Utilities 0.5%
Appalachian Power Co.
4.800% due 06/15/2005	40	40
Entergy Mississippi, Inc.
4.350% due 04/01/2008	100	100
France Telecom S.A.
7.200% due 03/01/2006 (a)	100	105
Pacific Gas & Electric Co.
2.720% due 04/03/2006 (a)	894	895
Progress Energy, Inc.
6.750% due 03/01/2006	250	259

		1,399

Total Corporate Bonds & Notes (Cost $15,944)		15,932

U.S. GOVERNMENT AGENCIES 4.5%

Fannie Mae
2.537% due 03/25/2034 (a)	716	712
2.767% due 03/25/2044 (a)	1,012	1,013
2.817% due 11/25/2032 (a)	193	194
2.995% due 09/01/2040 (a)	30	31
3.500% due 03/25/2009	1,273	1,276
4.802% due 12/01/2036 (a)	146	148
5.000% due 04/25/2033	196	198
5.063% due 09/01/2034 (a)	148	148
5.500% due 01/19/2020-05/01/2034 (c)	4,412	4,488
6.000% due 08/01/2016-03/01/2033 (c)	1,018	1,034
6.500% due 01/01/2033	52	54
Federal Home Loan Bank
5.500% due 04/17/2006	1,000	1,031

Federal Housing Administration
6.390% due 10/01/2020	$55	$56
Freddie Mac
2.652% due 07/15/2016 (a)	1,351	1,352
5.000% due 10/01/2018	76	77
5.500% due 08/15/2030	88	87
6.000% due 09/01/2016-02/01/2033 (c)	870	883
6.500% due 07/25/2043	357	374

Total U.S. Government Agencies (Cost $13,155)		13,156

U.S. TREASURY OBLIGATIONS 33.6%

Treasury Inflation Protected Securities (b)
3.625% due 01/15/2008	1,772	1,931
3.875% due 01/15/2009	2,025	2,271
4.250% due 01/15/2010	340	395
3.375% due 01/15/2012	215	245
3.000% due 07/15/2012	319	356
United States Treasury Note
2.500% due 10/31/2006	94,400	93,548

Total U.S. Treasury Obligations (Cost $98,868)		98,746

MORTGAGE-BACKED SECURITIES 3.7%

Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	239	246
5.597% due 10/20/2032 (a)	11	11
Bear Stearns Adjustable Rate Mortgage Trust
5.938% due 06/25/2032 (a)	21	21
5.261% due 10/25/2032 (a)	3	3
5.353% due 01/25/2033 (a)	38	39
5.438% due 03/25/2033 (a)	78	80
5.112% due 04/25/2033 (a)	58	58
4.905% due 01/25/2034 (a)	302	304
Countrywide Alternative Loan Trust
6.500% due 06/25/2033	94	95
6.000% due 10/25/2033	307	312
Countrywide Home Loans, Inc.
2.688% due 04/25/2034 (a)	573	569
Credit-Based Asset Servicing & Securitization LLC
2.917% due 01/25/2033 (a)	109	109
CS First Boston Mortgage Securities Corp.
2.478% due 03/25/2032 (a)	40	40
6.269% due 06/25/2032 (a)	4	4
5.687% due 10/25/2032 (a)	11	11
1.429% due 08/25/2033 (a)	46	46
GSR Mortgage Loan Trust
6.000% due 03/25/2032	14	14
Impac CMB Trust
2.817% due 07/25/2033 (a)	142	142
MASTR Adjustable Rate Mortgages Trust
3.787% due 12/21/2034 (a)	1,384	1,385
MASTR Asset Securitization Trust
5.500% due 09/25/2033	116	117
Mellon Residential Funding Corp.
2.642% due 06/15/2030 (a)	1,051	1,048
Merrill Lynch Mortgage Investors, Inc.
3.720% due 01/25/2029 (a)	507	523
Prime Mortgage Trust
2.817% due 02/25/2034 (a)	156	157
2.817% due 02/25/2034 (a)	53	53
Residential Funding Mortgage Securities I, Inc.
5.586% due 09/25/2032 (a)	3	3
SACO I, Inc.
2.607% due 07/25/2019 (a)	1,441	1,427
Salomon Brothers Mortgage Securities VII, Inc.
4.000% due 12/25/2018	623	611
Sequoia Mortgage Trust
2.750% due 05/20/2032 (a)	59	59
2.710% due 08/20/2032 (a)	33	33

Structured Asset Mortgage Investments, Inc.
2.740% due 09/19/2032 (a)	$85	$85
Structured Asset Securities Corp.
2.717% due 10/25/2027 (a)	43	43
6.150% due 07/25/2032 (a)	3	3
2.917% due 11/25/2033 (a)	106	103
Washington Mutual Mortgage Securities Corp.
5.502% due 04/26/2032 (a)	70	71
6.110% due 07/25/2032 (a)	7	7
4.816% due 10/25/2032 (a)	616	617
3.181% due 02/27/2034 (a)	118	119
3.671% due 01/25/2041 (a)	9	9
2.994% due 08/25/2042 (a)	379	383
Wells Fargo Mortgage-Backed Securities Trust
3.541% due 09/25/2034 (a)	1,874	1,874

Total Mortgage-Backed Securities (Cost $10,899)		10,834

ASSET-BACKED SECURITIES 15.8%

Accredited Mortgage Loan Trust
2.250% due 01/25/2035 (a)	1,177	1,178
ACE Securities Corp.
2.757% due 06/25/2032 (a)	1	1
Ameriquest Mortgage Securities, Inc.
2.727% due 04/25/2032 (a)	11	11
2.507% due 04/25/2034 (a)	788	789
2.527% due 05/25/2034 (a)	255	256
Amortizing Residential Collateral Trust
2.707% due 07/25/2032 (a)	103	103
2.737% due 07/25/2032 (a)	58	58
Argent Securities, Inc.
2.597% due 11/25/2034 (a)	745	745
Asset-Backed Securities Corp. Home Equity Loan Trust
3.502% due 03/15/2032 (a)	600	605
2.530% due 12/25/2034 (a)	1,400	1,400
Capital Auto Receivables Asset Trust
2.452% due 01/16/2006 (a)	622	623
Centex Home Equity
2.517% due 03/25/2034 (a)	623	623
Chase Funding Mortgage Loan Asset-Backed Certificates
2.697% due 05/25/2030 (a)	1,320	1,321
CIT Group Home Equity Loan Trust
2.688% due 06/25/2033 (a)	22	22
Countrywide Asset-Backed Certificates
2.587% due 12/25/2018 (a)	832	833
2.657% due 12/25/2031 (a)	267	268
2.563% due 12/25/2034 (a)	1,519	1,519
2.607% due 12/25/2034 (a)	1,319	1,320
2.361% due 11/25/2035 (a)	2,123	2,125
Credit-Based Asset Servicing & Securitization LLC
2.737% due 06/25/2032 (a)	6	6
2.667% due 09/25/2033 (a)	240	240
2.527% due 03/25/2034 (a)	332	333
2.547% due 08/25/2034 (a)	1,281	1,281
CS First Boston Mortgage Securities Corp.
2.727% due 01/25/2032 (a)	36	36
Equity One ABS, Inc.
2.697% due 11/25/2032 (a)	21	21
2.527% due 07/25/2034 (a)	1,418	1,419
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.537% due 07/25/2033 (a)	469	469
Fremont Home Loan Trust
2.567% due 07/25/2034 (a)	520	519
2.567% due 11/25/2034 (a)	2,700	2,702
GSAMP Trust
2.580% due 06/20/2033 (a)	524	525
2.607% due 10/25/2033 (a)	732	732
2.707% due 03/25/2034 (a)	864	865
2.597% due 10/01/2034 (a)	2,202	2,203
HFC Home Equity Loan Asset-Backed Certificates
2.760% due 10/20/2032 (a)	408	408

8	Annual Report	December 31, 2004	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

Home Equity Mortgage Trust
2.567% due 12/25/2034 (a)		$980	$980
Household Mortgage Loan Trust
2.710% due 05/20/2032 (a)		5	5
2.760% due 02/20/2033 (a)		686	687
Impac CMB Trust
2.667% due 01/25/2034 (a)		385	386
Irwin Home Equity Loan Trust
2.707% due 06/25/2029 (a)		2	2
Long Beach Mortgage Loan Trust
2.567% due 02/25/2024 (a)		825	826
2.867% due 11/25/2032 (a)		233	234
Merrill Lynch CLO Pilgrim-3
2.860% due 06/23/2010 (a)		240	237
Merrill Lynch Mortgage Investors, Inc.
2.537% due 01/25/2035 (a)		932	932
MMCA Automobile Trust
2.550% due 02/15/2007		287	288
Morgan Stanley Asset-Backed Securities Capital I, Inc.
2.577% due 01/25/2034 (a)		543	543
2.547% due 03/25/2034 (a)		499	500
Morgan Stanley Dean Witter Capital I, Inc.
2.747% due 07/25/2032 (a)		4	4
Nelnet Student Loan Trust
2.017% due 04/25/2011 (a)		800	800
Park Place Securities, Inc.
2.617% due 08/25/2034 (a)		972	972
2.567% due 10/25/2034 (a)		1,493	1,493
Residential Asset Mortgage Products, Inc.
2.557% due 04/25/2026 (a)		1,260	1,261
2.757% due 09/25/2033 (a)		776	777
2.667% due 02/25/2034 (a)		910	909
Residential Asset Securities Corp.
2.567% due 06/25/2023 (a)		264	264
2.537% due 06/25/2025 (a)		192	193
Sears Credit Account Master Trust
2.532% due 08/18/2009 (a)		2,500	2,503
2.782% due 11/17/2009 (a)		2,300	2,303
Specialty Underwriting & Residential Finance
2.747% due 11/25/2034 (a)		1,532	1,535
Structured Asset Investment Loan Trust
2.587% due 10/25/2033 (a)		706	707
Structured Asset Securities Corp.
2.537% due 06/25/2034 (a)		469	469
Truman Capital Mortgage Loan Trust
2.757% due 01/25/2034 (a)		688	687
Wells Fargo Home Equity Trust
2.577% due 09/25/2034 (a)		266	266

Total Asset-Backed Securities (Cost $46,308)			46,322

FOREIGN CURRENCY-DENOMINATED ISSUES (f) 8.1%

Bundesschatzanweisungen
2.000% due 06/17/2005	EC	13,130	17,833
Republic of France
3.500% due 01/12/2005		4,300	5,846

Total Foreign Currency-Denominated Issues (Cost $22,273)			23,679

SOVEREIGN ISSUES 1.6%

Republic of Brazil
3.063% due 04/15/2006 (a)		281	282
3.125% due 04/15/2009 (a)		318	315
7.720% due 06/29/2009 (a)		2,200	2,593
Russian Federation
8.750% due 07/24/2005		1,600	1,646

Total Sovereign Issues (Cost $4,768)			4,836

PURCHASED PUT OPTIONS 0.0%

Eurodollar March Futures (CME) Strike @ 94.750 Exp. 03/14/2005	90	$0

Total Purchased Put Options (Cost $1)		0

PREFERRED SECURITY 0.2%
	Shares
DG Funding Trust
3.360% due 12/29/2049 (a)	60	642

Total Preferred Security (Cost $632)		642

PREFERRED STOCK 0.4%

Fannie Mae
7.000% due 12/31/2049 (a)	22,500	1,281

Total Preferred Stock (Cost $1,125)		1,281

SHORT-TERM INSTRUMENTS 26.1%
	Principal Amount (000s)
Certificates of Deposit 3.0%
Citibank, N.A.
2.030% due 01/24/2005	$3,100	3,100
HSBC Bank USA
2.410% due 04/01/2005	5,700	5,700

		8,800

Commercial Paper 21.2%
ABN AMRO North America
1.925% due 01/24/2005	2,200	2,197
Bank of Ireland
2.280% due 02/11/2005	1,000	997
Barclays U.S. Funding Corp.
2.480% due 04/18/2005	1,800	1,786
Fannie Mae
2.248% due 03/02/2005	5,800	5,778
2.272% due 03/09/2005	1,200	1,195
2.285% due 03/09/2005	5,800	5,774
2.302% due 03/09/2005	5,800	5,774
2.319% due 03/09/2005	5,100	5,077
2.230% due 03/15/2005	800	796
2.474% due 03/30/2005	800	795
2.390% due 04/15/2005	2,900	2,879
2.485% due 05/25/2005	2,200	2,177
Federal Home Loan Bank
2.313% due 03/04/2005	2,900	2,888
Freddie Mac
2.100% due 03/01/2005	1,600	1,594
2.183% due 03/08/2005	400	398
2.380% due 03/31/2005	200	199
General Electric Capital Corp.
2.040% due 02/04/2005	1,900	1,897
2.280% due 02/23/2005	2,000	1,994
2.320% due 02/24/2005	200	199
2.420% due 03/11/2005	2,300	2,289
HBOS Treasury Services PLC
2.000% due 02/01/2005	500	499
2.420% due 03/14/2005	500	498
2.435% due 03/22/2005	4,200	4,177
ING U.S. Funding LLC
2.440% due 03/17/2005	3,600	3,582
UBS Finance, Inc.
2.390% due 03/14/2005	4,700	4,677
2.410% due 03/15/2005	2,200	2,189

		62,305

Repurchase Agreement 1.6%
State Street Bank
1.900% due 01/03/2005	$4,690	$4,690

(Dated 12/31/2004. Collateralized by Freddie Mac 2.125% due 11/15/2005 valued at $4,786. Repurchase proceeds are $4,691.)
U.S. Treasury Bills 0.3%
2.204% due 03/03/2005-03/17/2005 (c)(d)	915	910

Total Short-Term Instruments (Cost $76,720)		76,705

Total Investments (g) 99.4%		$292,133
(Cost $290,693)
Other Assets and Liabilities (Net) 0.6%		1,830

Net Assets 100.0%		$293,963

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Principal amount of security is adjusted for inflation.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Securities with an aggregate market value of $910 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar June Long Futures	06/2005	75	$(43)
Eurodollar September Long Futures	09/2005	472	(386)
Eurodollar December Long Futures	12/2005	62	(16)
United Kingdom 90-Day LIBOR Written Put Options Strike @ 94.250	06/2005	6	3

			$(442)

See accompanying notes	December 31, 2004	Annual Report	9

Schedule of Investments (Cont.)

Low Duration Portfolio

December 31, 2004

(e) Swap agreements outstanding at December 31, 2004:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Morgan Stanley Dean Witter & Co.	6-month BP-LIBOR	Receive	5.000%	03/15/2032	BP	100	$(6)
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Pay	6.000%	03/15/2032	EC	200	16
Morgan Stanley Dean Witter & Co.	3-month USD LIBOR	Pay	4.000%	06/15/2007		$63,000	(65)
Morgan Stanley Dean Witter & Co.	3-month USD-LIBOR	Receive	5.000%	06/15/2015		15,100	(54)
UBS Warburg LLC	3-month USD LIBOR	Pay	4.000%	06/15/2007		17,000	(17)

							$(126)

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection	Pay/ Receive Fixed rate	Expiration Date	Notional Amount		Unrealized Appreciation
Citibank N.A.	Republic of Panama 8.875% due 09/30/2027	Sell	1.650%	05/30/2005		$10	$0
Lehman Brothers, Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	1.000%	07/24/2005		200	1
Lehman Brothers, Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.970%	07/31/2005		200	1
Morgan Stanley Dean Witter & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	1.000%	07/22/2005		300	2

							$4

(f) Forward foreign currency contracts outstanding at December 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BR	95	02/2005	$2	$0	$2
Buy		300	03/2005	5	0	5
Buy	CP	24,709	02/2005	3	0	3
Buy		60,602	03/2005	7	0	7
Buy	EC	183	01/2005	6	0	6
Sell		18,146	01/2005	0	(347)	(347)
Buy	JY	433,147	01/2005	7	0	7
Sell		8,674	01/2005	0	0	0
Buy	KW	37,380	02/2005	1	0	1
Buy		118,000	03/2005	3	0	3
Buy	MP	1,122	03/2005	1	0	1
Buy	PN	112	02/2005	0	0	0
Buy		139	03/2005	0	0	0
Buy	PZ	158	02/2005	4	0	4
Buy		159	03/2005	1	0	1
Buy	RP	2,578	03/2005	0	0	0
Buy	RR	915	02/2005	1	0	1
Buy		3,048	03/2005	2	0	2
Buy	S$	54	02/2005	0	0	0
Buy		171	03/2005	1	0	1
Buy	SV	1,061	02/2005	2	0	2
Buy		1,338	03/2005	1	0	1
Buy	T$	1,063	02/2005	1	0	1
Buy		3,321	03/2005	2	0	2

				$50	$(347)	$(297)

(g) As of December 31, 2004, portfolio securities with aggregate market value of $5,997 were valued with reference to securities whose prices are more readily obtainable.

10	Annual Report	December 31, 2004	See accompanying notes

Notes to Financial Statements

December 31, 2004

1. Organization

The Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

December 31, 2004	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2004

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Currency symbols utilized throughout reports are defined as follows:

BP	-	British Pound
BR	-	Brazilian Real
CP	-	Chilean Peso
EC	-	Euro
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
PZ	-	Polish Zloty
RP	-	Indian Rupee
RR	-	Russian Ruble
S$	-	Singapore Dollar
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease

12	Annual Report	December 31, 2004

the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage their exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. There was no effect on the Portfolio’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period. Reclassification from net investment income to net realized gain/loss and net change in unrealized gain/loss in the Statement of Operations and Statement of Changes in Net Assets is as follows:

	12/31/2004	12/31/2003	12/31/2002	12/31/2001	12/31/2000
Net Investment Income Increase (Decrease)	$(3,610)	$(314)	$(1,322)	$1,169	$0
Net Realized Gain/Loss Increase (Decrease)	516	49	1,333	(947)	0
Net Change in Unrealized Gain/Loss Increase (Decrease)	3,094	265	(11)	(222)	0

The effect of the reclassification on the Financial Highlights is as follows:

	12/31/2004	12/31/2003	12/31/2002	12/31/2001	12/31/2000
Net Investment Income Increase	$0.00	$0.00	$0.00	$0.00	$0.00
Net Realized/Unrealized Gain (Loss) on Investments Increase	0.00	0.00	0.00	0.00	0.00
Ratio of Net Investment Income to Average Net Assets Increase (Decrease)	0.00%	0.00%	(0.01)%	0.02%	0.00%

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the

December 31, 2004	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2004

Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ending December 31, 2004, each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2004 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$499,866	$288,468	$147,740	$145,980

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2003	$0
Sales	115
Closing Buys	0
Expirations	(115)
Exercised	0
Balance at 12/31/2004	$0

14	Annual Report	December 31, 2004

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2004		Year Ended 12/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,233	$12,697	0	$0
Administrative Class	22,984	236,887	10,656	109,489

Issued as reinvestment of distributions

Institutional Class	14	145	0	0
Administrative Class	345	3,557	79	815

Cost of shares redeemed

Institutional Class	(58)	(603)	0	0
Administrative Class	(7,204)	(74,204)	(1,406)	(14,447)

Net increase resulting from Portfolio share transactions	17,314	$178,479	9,329	$95,857

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	100
Administrative Class	5	76

7. Federal Income Tax Matters

As of December 31, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral(2)
$ 664	$621	$ (914)	$0	$0	$(1,248)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, foreign currency transactions, swap contracts and tax straddle deferrals.

(2)	Capital losses realized during the period November 1, 2004 through December 31, 2004 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)
$ 290,850	$1,837	$ (554)	$1,283

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to tax straddle deferrals and wash sale loss deferrals for federal income tax purposes.

December 31, 2004	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2004

For the fiscal year ended December 31, 2004, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(4)	Long-Term Capital Gain Distributions	Return of Capital
$ 3,403	$300	$0

(4)	Includes short-term capital gains.

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”), PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust (in their capacity as Trustees of the PIMS or MMS Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

16	Annual Report	December 31, 2004

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2004:

Low Duration Portfolio	0.51%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Low Duration Portfolio	0.41%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

December 31, 2004	Annual Report	17

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Institutional Shareholders of the Low Duration Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the Low Duration Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2005

18	Annual Report	December 31, 2004

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (45) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

R. Wesley Burns* (45) President and Trustee	08/1997 to present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Managing Director, PIMCO.	79	None

Non-Interested Trustees

E. Philip Cannon (64) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series.	111	None

Vern O. Curtis (70) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	79	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (65) Trustee	05/2000 to present	Private Investor and Business Advisor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Director, Freedom Communications; Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	79	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	79	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an "interested person" of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

December 31, 2004	Annual Report	19

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (41)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (34) Chief Compliance Officer	07/2004 to present	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (60)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (41)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (59)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
Henrik P. Larsen (34)	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President
Michael J. Willemsen (44) Vice President	08/1997 to present (since 02/2002 as Vice President )	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (58)	08/1997 to present	Specialist, PIMCO.
Secretary
John P. Hardaway (47)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (35)	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.
Assistant Treasurer

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

20	Annual Report	December 31, 2004

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Portfolio’s voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling the Portfolio at 1-800-927-4648, visiting our website at http://www.pimco.com and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio is available by calling the Portfolio at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Portfolio’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling the Portfolio at 1-800-927-4648 or visiting our website at http://www.pimco.com. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

HIGH YIELD PORTFOLIO

INSTITUTIONAL CLASS

ANNUAL REPORT

December 31, 2004

Contents
Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	3
Financial Highlights	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Schedule of Investments	8
Notes to Financial Statements	13
Federal Income Tax Information	19
Report of Independent Registered Public Accounting Firm	20
Management of the Trust	21

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

All major fixed income sectors posted gains in fourth quarter 2004, capping a year in which bonds showed late strength. The 4.34% gain of the Lehman Brothers Aggregate Bond Index for the year came despite several major headwinds. These issues included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions when 2004 began that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004. The central bank raised the federal funds rate five times during the year for a total increase of 1.25%. The most recent move came on December 14, 2004 with an increase of 0.25%, leaving the federal funds rate at 2.25% at the end of the year. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on longer maturity Treasuries decreased in 2004. The yield on the benchmark ten-year Treasury ended the year at 4.22%, which was down 0.03% for the year. However, yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The relatively steep two- to ten-year portion of the yield curve flattened during the year. The difference between yields on securities maturing in two years versus ten years narrowed from 2.43% at the end of 2003 to 1.15% at the end of 2004.

On the following pages you will find a more complete review of the Portfolio as well as details about the total return investment performance for the one-year period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2005

December 31, 2004	Annual Report	1

Important Information About the Portfolio

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Portfolio does not apply to the stability of the Portfolio.

On the performance summary page in this annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example, which appears on the Portfolio’s individual page in this annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratio may vary period to period because of various factors such as increase in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and its counsel or litigation expense].

PIMCO Variable Insurance Trust is distributed by PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2004

High Yield Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2004

             High Yield Portfolio    Merrill Lynch U.S. High
             Institutional Class      Yield BB-B Rated Index
             --------------------    -----------------------
06/30/2002       $10,000.00               $10,000.00
07/31/2002         9,391.75                 9,610.90
08/31/2002         9,785.44                 9,914.32
09/30/2002         9,499.38                 9,763.62
10/31/2002         9,570.25                 9,674.58
11/30/2002        10,167.53                10,237.15
12/31/2002        10,343.37                10,348.94
01/31/2003        10,618.02                10,580.76
02/28/2003        10,773.84                10,703.18
03/31/2003        11,002.46                10,945.71
04/30/2003        11,559.33                11,473.40
05/31/2003        11,666.26                11,550.05
06/30/2003        11,894.01                11,847.23
07/31/2003        11,634.22                11,650.56
08/31/2003        11,816.34                11,784.20
09/30/2003        12,082.82                12,076.68
10/31/2003        12,295.79                12,297.32
11/30/2003        12,406.85                12,454.36
12/31/2003        12,730.95                12,723.62
01/31/2004        12,831.32                12,887.89
02/29/2004        12,788.13                12,915.85
03/31/2004        12,864.66                13,030.29
04/30/2004        12,749.78                12,920.18
05/31/2004        12,592.92                12,713.07
06/30/2004        12,756.58                12,874.27
07/31/2004        12,960.51                13,077.04
08/31/2004        13,230.99                13,320.01
09/30/2004        13,416.75                13,499.83
10/31/2004        13,686.40                13,737.83
11/30/2004        13,789.91                13,821.77
12/31/2004        13,966.62                13,987.22

à$10,000 invested at the end of the nearest month to the inception date of the Portfolio’s Institutional Class.

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended December 31, 2004

		1 Year	Since Inception*
	High Yield Portfolio Institutional Class (Inception 07/01/02)	9.71%	14.29%
- - - - - - -	Merrill Lynch U.S. High Yield BB-B Rated Index	9.93%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

SECTOR BREAKDOWN‡

Corporate Bonds & Notes	79.1%
Sovereign Issues	7.4%
Short-Term Instruments	5.4%
Other	8.1%

‡ % of Total Investments as of December 31, 2004

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,094.90	$1,022.12
Expenses Paid During Period†	$3.16	$3.05

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The High Yield Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities rated below investment grade but rated at least Caa by Moody’s or CCC by S&P (subject to a maximum of 5% of total assets in securities rated Caa by Moody’s or CCC by S&P), or, if unrated, determined by PIMCO to be of comparable quality.

•	The Portfolio’s Institutional Class shares returned 9.71% for the 12-month period ended December 31, 2004, underperforming the 9.93% return of the Merrill Lynch U.S. High Yield BB-B Rated Index.

•	Exposure to BBB-rated issues hurt performance as these bonds, as a whole, underperformed the high yield market by nearly 5%.

•	As consumer cyclical bonds underperformed, particularly in the second half of the year led by the retail sector, an underweight to this sector was positive for the Portfolio’s performance.
•	Within the energy sector, an emphasis on pipelines, which outperformed the broad high yield market by nearly 3%, contributed to returns.

•	The transportation sector, led by airlines, was the worst performer for the entire year. An underweight to airlines and a focus on higher quality issues was a boost to relative performance.

•	The Portfolio’s underweight to metals and mining, the top-performing broad high yield sector, was a detriment to performance.

•	As telecom bonds underperformed most other sectors of the high yield market for the year, an overweight to the sector was a negative for performance.

•	Exposure to emerging market sovereign bonds, which outperformed high yield bonds, was a significant contributor. Brazil, one of our core emerging market holdings, returned over 14% for the year.

December 31, 2004	Annual Report	3

Financial Highlights

High Yield Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2004	12/31/2003	07/01/2002- 12/31/2002

Net asset value beginning of period	$8.19	$7.17	$7.25
Net investment income** (a)	0.53	0.57	0.29
Net realized/unrealized gain (loss) on investments** (a)	0.23	1.03	(0.06)
Total income from investment operations	0.76	1.60	0.23
Dividends from net investment income	(0.55)	(0.58)	(0.31)
Distributions from net realized capital gains	0.00	0.00	0.00
Total distributions	(0.55)	(0.58)	(0.31)
Net asset value end of year	$8.40	$8.19	$7.17
Total return	9.71%	23.08%	3.43%
Net assets end of year (000s)	$343	$13	$10
Ratio of net expenses to average net assets	0.60%	0.60%	0.60	%*(b)
Ratio of net investment income to average net assets**	6.51%	7.36%	8.59	%*
Portfolio turnover rate	97%	97%	102%

*	Annualized
**	As a result of a change in generally accepted accounting principles, the Portfolio has reclassified periodic payments made or received for certain derivative instruments, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. The effects of these reclassifications are noted in the Notes to Financials.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.61%.

4	Annual Report	December 31, 2004	See accompanying notes

Statement of Assets and Liabilities

High Yield Portfolio

December 31, 2004

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$410,299
Cash	654
Foreign currency, at value	54
Receivable for investments sold	164
Unrealized appreciation on forward foreign currency contracts	78
Receivable for Portfolio shares sold	43
Interest and dividends receivable	7,879
Variation margin receivable	63
Unrealized appreciation on swap agreements	209
419,443

Liabilities:

Payable for investments purchased	$2,699
Unrealized depreciation on forward foreign currency contracts	97
Written options outstanding	841
Payable for Portfolio shares redeemed	766
Accrued investment advisory fee	92
Accrued administration fee	129
Accrued servicing fee	46
Swap premiums received	366
Unrealized depreciation on swap agreements	2
5,038

Net Assets	$414,405

Net Assets Consist of:

Paid in capital	$407,231
(Overdistributed) net investment income	(1,095)
Accumulated undistributed net realized gain	(10,829)
Net unrealized appreciation	19,098
$414,405

Net Assets:

Institutional Class	$343
Administrative Class	414,062

Shares Issued and Outstanding:

Institutional Class	41
Administrative Class	49,301

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$8.40
Administrative Class	8.40

Cost of Investments Owned	$390,995
Cost of Foreign Currency Held	$53

See accompanying notes	December 31, 2004	Annual Report	5

Statement of Operations

High Yield Portfolio

Amounts in thousands
Year Ended December 31, 2004
Investment Income:

Interest	$40,140
Dividends	425
Miscellaneous income	101
Total Income	40,666

Expenses:

Investment advisory fees	1,407
Administration fees	1,970
Servicing fees - Administrative Class	844
Trustees’ fees	11
Interest expense	13
Total Expenses	4,245

Net Investment Income	36,421

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	32,884
Net realized gain on futures contracts, options, and swaps	3,629
Net realized gain on foreign currency transactions	269
Net change in unrealized (depreciation) on investments	(39,183)
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(1,477)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	625
Net (Loss)	(3,253)

Net Increase in Net Assets Resulting from Operations	$33,168

6	Annual Report	December 31, 2004	See accompanying notes

Statements of Changes in Net Assets

High Yield Portfolio

Amounts in thousands
	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$36,421	$51,650
Net realized gain	36,782	15,242
Net change in unrealized appreciation (depreciation)	(40,035)	74,319
Net increase resulting from operations	33,168	141,211

Distributions to Shareholders:

From net investment income
Institutional Class	(14)	(1)
Administrative Class	(36,826)	(52,189)

Total Distributions	(36,840)	(52,190)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	298	0
Administrative Class	225,123	820,631

Issued as reinvestment of distributions
Institutional Class	14	1
Administrative Class	33,322	52,190

Cost of shares redeemed
Institutional Class	(7)	0
Administrative Class	(796,285)	(487,714)
Net increase (decrease) resulting from Portfolio share transactions	(537,535)	385,108

Total Increase (Decrease) in Net Assets	(541,207)	474,129

Net Assets:

Beginning of period	955,612	481,483
End of period*	$414,405	$955,612

*Including (overdistributed) net investment income of:	$(1,095)	$(2,484)

See accompanying notes	December 31, 2004	Annual Report	7

Schedule of Investments

High Yield Portfolio

December 31, 2004

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 78.3%
Banking & Finance 6.7%
AES Red Oak LLC
8.540% due 11/30/2019	$328	$369
Affinia Group, Inc.
9.000% due 11/30/2014	300	314
BCP Caylux Holdings Luxembourg SCA
9.625% due 06/15/2014	1,950	2,208
Bluewater Finance Ltd.
10.250% due 02/15/2012	1,675	1,838
Bombardier Capital, Inc.
7.090% due 03/30/2007 (h)	1,000	1,015
Borden US Finance Corp.
9.000% due 07/15/2014	200	223
Cedar Brakes II LLC
9.875% due 09/01/2013	555	665
Eircom Funding
8.250% due 08/15/2013	800	888
Ferrellgas Escrow LLC
6.750% due 05/01/2014	400	413
Forest City Enterprises, Inc.
7.625% due 06/01/2015	425	453
JET Equipment Trust
10.000% due 06/15/2012 (a)	800	540
7.630% due 08/15/2012 (a)	403	278
JSG Funding PLC
9.625% due 10/01/2012	1,840	2,061
K&F Acquisition, Inc.
7.750% due 11/15/2014	1,000	1,037
Kraton Polymers LLC
8.125% due 01/15/2014	950	995
Mizuho JGB Investment LLC
9.870% due 06/30/2008 (b)	1,575	1,844
Mizuho Preferred Capital Co. LLC
8.790% due 12/29/2049 (b)	700	793
Pemex Project Funding Master Trust
7.375% due 12/15/2014	350	390
Qwest Capital Funding, Inc.
7.750% due 02/15/2031	140	123
Refco Finance Holdings LLC
9.000% due 08/01/2012	775	852
Riggs Capital Trust
8.625% due 12/31/2026	150	154
Riggs Capital Trust II
8.875% due 03/15/2027	550	564
8.875% due 03/15/2027	950	974
Rotech Healthcare, Inc.
9.500% due 04/01/2012	2,325	2,569
Standard Aero Holdings, Inc.
8.250% due 09/01/2014	350	380
Targeted Return Index Securities Trust
7.956% due 08/01/2015 (b)	2,837	3,108
UGS Corp.
10.000% due 06/01/2012	375	428
Universal City Development Partners
11.750% due 04/01/2010	1,100	1,305
Ventas Capital Corp.
8.750% due 05/01/2009	825	929

		27,710

Industrials 54.1%
Abitibi-Consolidated, Inc.
6.950% due 12/15/2006	700	730
6.950% due 04/01/2008	250	259
5.250% due 06/20/2008	375	369
8.550% due 08/01/2010	350	381
7.750% due 06/15/2011	1,000	1,055
6.000% due 06/20/2013	400	383
8.850% due 08/01/2030	1,453	1,468
AES Ironwood LLC
8.857% due 11/30/2025	1,628	1,864
Ahold Finance USA, Inc.
8.250% due 07/15/2010	1,650	1,877

Alderwoods Group, Inc.
7.750% due 09/15/2012	$350	$380
Allied Waste North America, Inc.
8.875% due 04/01/2008	600	645
6.375% due 04/15/2011	700	681
9.250% due 09/01/2012	1,200	1,305
7.875% due 04/15/2013	550	566
American Media Operations, Inc.
10.250% due 05/01/2009	1,900	2,012
American Tower Corp.
7.125% due 10/15/2012	1,000	1,027
American Towers, Inc.
7.250% due 12/01/2011	1,200	1,278
AmeriGas Partners LP
10.000% due 04/15/2006	120	130
8.830% due 04/19/2010	488	585
8.875% due 05/20/2011	200	219
Arco Chemical Co.
10.250% due 11/01/2010	50	58
ArvinMeritor, Inc.
6.625% due 06/15/2007	250	262
8.750% due 03/01/2012	1,875	2,175
Aviall, Inc.
7.625% due 07/01/2011	650	695
Boise Cascade Corp.
7.000% due 11/01/2013	900	1,038
Boise Cascade LLC
7.125% due 10/15/2014	175	186
Boyd Gaming Corp.
7.750% due 12/15/2012	900	987
Cablevision Systems Corp.
8.000% due 04/15/2012	1,000	1,072
Caesars Entertainment, Inc.
9.375% due 02/15/2007	1,475	1,630
7.875% due 03/15/2010	600	679
8.125% due 05/15/2011	2,000	2,320
7.000% due 04/15/2013	1,400	1,550
CanWest Media, Inc.
10.625% due 05/15/2011	1,645	1,855
8.000% due 09/15/2012	512	552
CCO Holdings LLC
8.750% due 11/15/2013	3,500	3,631
Cenveo Corp.
9.625% due 03/15/2012	1,000	1,102
CF Cable TV, Inc.
9.125% due 07/15/2007	500	516
Chesapeake Energy Corp.
7.500% due 06/15/2014	1,000	1,097
6.375% due 06/15/2015	1,300	1,342
Choctaw Resort Development Enterprise
7.250% due 11/15/2019	400	406
Colorado Interstate Gas Co.
6.850% due 06/15/2037	200	211
Commonwealth Brands, Inc.
9.750% due 04/15/2008	650	686
10.625% due 09/01/2008	850	897
Continental Airlines, Inc.
7.461% due 04/01/2015	81	78
7.373% due 12/15/2015	312	263
6.545% due 02/02/2019	169	168
Crown Castle International Corp.
9.375% due 08/01/2011	380	427
10.750% due 08/01/2011	950	1,035
Crown European Holdings S.A.
9.500% due 03/01/2011	2,025	2,319
10.875% due 03/01/2013	1,450	1,722
CSC Holdings, Inc.
8.125% due 07/15/2009	250	275
8.125% due 08/15/2009	2,305	2,533
7.625% due 04/01/2011	1,000	1,082
6.750% due 04/15/2012	1,250	1,294
Delhaize America, Inc.
8.125% due 04/15/2011	2,000	2,341

Delta Air Lines, Inc.
7.379% due 05/18/2010	$274	$271
7.570% due 11/18/2010	950	938
Dex Media West LLC
8.500% due 08/15/2010	2,400	2,682
9.875% due 08/15/2013	1,862	2,155
Dimon, Inc.
7.750% due 06/01/2013	150	158
DirecTV Holdings LLC
8.375% due 03/15/2013	1,375	1,549
Dobson Communications Corp.
8.875% due 10/01/2013	400	283
Dresser, Inc.
9.375% due 04/15/2011	2,850	3,135
Dresser-Rand Group, Inc.
7.375% due 11/01/2014	450	461
Dura Operating Corp.
8.625% due 04/15/2012	1,325	1,385
Dynegy Danskammer & Roseton LLC
7.270% due 11/08/2010	1,775	1,797
7.670% due 11/08/2016	2,400	2,310
EchoStar DBS Corp.
5.750% due 10/01/2008	2,800	2,849
El Paso CGP Co.
7.500% due 08/15/2006	1,200	1,275
6.500% due 06/01/2008	250	254
7.625% due 09/01/2008	750	787
7.750% due 06/15/2010	250	262
9.625% due 05/15/2012	200	223
7.750% due 10/15/2035	400	375
El Paso Corp.
7.000% due 05/15/2011	100	102
7.875% due 06/15/2012	2,155	2,265
7.375% due 12/15/2012	300	305
7.800% due 08/01/2031	700	675
El Paso Production Holding Co.
7.750% due 06/01/2013	1,750	1,842
Encore Acquisition Co.
6.250% due 04/15/2014	550	555
Equistar Chemicals LP
10.125% due 09/01/2008	545	631
8.750% due 02/15/2009	2,535	2,852
10.625% due 05/01/2011	400	466
Evergreen Resources, Inc.
5.875% due 03/15/2012	125	131
Exco Resources, Inc.
7.250% due 01/15/2011	500	537
Extendicare Health Services, Inc.
9.500% due 07/01/2010	800	900
Ferrellgas Partners LP
6.990% due 08/01/2005 (h)	1,000	1,016
8.870% due 08/01/2009 (h)	1,200	1,368
Fisher Scientific International, Inc.
8.000% due 09/01/2013	650	741
Foundation PA Coal Co.
7.250% due 08/01/2014	175	187
Freescale Semiconductor, Inc.
4.820% due 07/15/2009 (b)	375	392
7.125% due 07/15/2014	250	272
Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011	2,250	2,520
Gazprom International S.A.
9.625% due 03/01/2013	870	1,036
Georgia-Pacific Corp.
8.000% due 01/15/2024	3,750	4,369
8.875% due 05/15/2031	650	816
Greif, Inc.
8.875% due 08/01/2012	400	447
Hanover Compressor Co.
9.000% due 06/01/2014	500	559
Hanover Equipment Trust
8.500% due 09/01/2008	2,300	2,484

8	Annual Report	December 31, 2004	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

HCA, Inc.
7.875% due 02/01/2011	$950	$1,048
6.300% due 10/01/2012	350	356
6.250% due 02/15/2013	2,350	2,374
6.750% due 07/15/2013	2,075	2,160
6.375% due 01/15/2015	300	302
HealthSouth Corp.
8.375% due 10/01/2011	425	443
7.625% due 06/01/2012	1,100	1,111
Herbst Gaming, Inc.
7.000% due 11/15/2014	500	509
Horizon Lines LLC
9.000% due 11/01/2012	2,050	2,214
Host Marriott Corp.
7.875% due 08/01/2008	262	271
Host Marriott LP
9.500% due 01/15/2007	250	275
9.250% due 10/01/2007	1,200	1,344
7.000% due 08/15/2012	450	478
IMC Global, Inc.
10.875% due 06/01/2008	34	41
Ingles Markets, Inc.
8.875% due 12/01/2011	1,000	1,075
Insight Midwest LP
9.750% due 10/01/2009	695	731
9.750% due 10/01/2009	900	947
10.500% due 11/01/2010	915	1,006
Invensys PLC
9.875% due 03/15/2011	650	702
ISP Chemco, Inc.
10.250% due 07/01/2011	1,465	1,663
JC Penney Co., Inc.
8.000% due 03/01/2010	1,000	1,148
Jefferson Smurfit Corp.
8.250% due 10/01/2012	500	548
7.500% due 06/01/2013	500	536
Johnsondiversey, Inc.
9.625% due 05/15/2012	390	438
K2, Inc.
7.375% due 07/01/2014	1,150	1,265
Legrand Holding S.A.
10.500% due 02/15/2013	1,085	1,291
Legrand S.A.
8.500% due 02/15/2025	550	652
Lyondell Chemical Co.
9.875% due 05/01/2007	140	147
Mandalay Resort Group
6.500% due 07/31/2009	750	795
9.375% due 02/15/2010	1,900	2,223
6.375% due 12/15/2011	800	840
7.625% due 07/15/2013	200	220
MCI, Inc.
6.908% due 05/01/2007	800	821
6.688% due 05/01/2009	5,020	5,208
7.735% due 05/01/2014	275	296
Mediacom Broadband LLC
11.000% due 07/15/2013	2,240	2,419
Meritor Automotive, Inc.
6.800% due 02/15/2009	250	264
MGM Mirage, Inc.
6.000% due 10/01/2009	850	876
6.000% due 10/01/2009	325	335
8.375% due 02/01/2011	2,050	2,322
Nalco Co.
7.750% due 11/15/2011	1,550	1,682
Newpark Resources, Inc.
8.625% due 12/15/2007	890	906
Norampac, Inc.
6.750% due 06/01/2013	1,650	1,745
Northwest Airlines, Inc.
6.810% due 02/01/2020	850	796
Owens-Brockway Glass Container, Inc.
8.875% due 02/15/2009	550	600
7.750% due 05/15/2011	150	163

8.750% due 11/15/2012	$2,025	$2,293
8.250% due 05/15/2013	850	939
6.750% due 12/01/2014	1,000	1,015
PacifiCare Health Systems, Inc.
10.750% due 06/01/2009	417	484
Peabody Energy Corp.
6.875% due 03/15/2013	2,350	2,556
Plains Exploration & Production Co.
7.125% due 06/15/2014	1,625	1,779
Premcor Refining Group, Inc.
6.750% due 02/01/2011	1,000	1,083
Premier Entertainment Biloxi LLC
10.750% due 02/01/2012	750	823
Primedia, Inc.
7.625% due 04/01/2008	350	356
7.086% due 05/15/2010 (b)	150	160
8.000% due 05/15/2013	835	863
Quebecor Media, Inc.
11.125% due 07/15/2011	1,400	1,607
Qwest Corp.
7.250% due 02/15/2011	2,400	2,472
8.875% due 03/15/2012	1,650	1,914
7.500% due 02/15/2014	3,200	3,248
Rayovac Corp.
8.500% due 10/01/2013	850	948
Rogers Cablesystems, Inc.
10.000% due 03/15/2005	235	239
6.750% due 03/15/2015	225	231
Roundy’s, Inc.
8.875% due 06/15/2012	1,900	2,085
Royal Caribbean Cruises Ltd.
6.875% due 12/01/2013	1,000	1,085
Safety-Kleen Services
9.250% due 06/01/2008 (a)	1,450	5
SESI LLC
8.875% due 05/15/2011	1,115	1,227
Sinclair Broadcast Group, Inc.
8.750% due 12/15/2011	920	1,006
8.000% due 03/15/2012	795	849
Six Flags, Inc.
9.750% due 04/15/2013	1,025	1,046
Smurfit-Stone Container Enterprises, Inc.
9.750% due 02/01/2011	525	578
8.375% due 07/01/2012	650	712
Sonal, Inc.
7.625% due 07/15/2011	2,650	2,756
SPX Corp.
6.250% due 06/15/2011	700	742
7.500% due 01/01/2013	775	845
Starwood Hotels & Resorts Worldwide, Inc.
7.375% due 05/01/2007	550	589
7.875% due 05/01/2012	1,900	2,180
Station Casinos, Inc.
6.000% due 04/01/2012	925	947
6.500% due 02/01/2014	300	310
Stone Container Finance
7.375% due 07/15/2014	625	669
Superior Essex Communications
9.000% due 04/15/2012	500	518
Tenet Healthcare Corp.
6.375% due 12/01/2011	800	746
6.500% due 06/01/2012	125	116
7.375% due 02/01/2013	3,000	2,925
9.875% due 07/01/2014	700	767
Tenneco Automotive, Inc.
10.250% due 07/15/2013	1,600	1,896
8.625% due 11/15/2014	525	549
Time Warner Telecom, Inc.
9.750% due 07/15/2008	950	967
10.125% due 02/01/2011	500	494
Toys “R” Us, Inc.
7.625% due 08/01/2011	900	900
7.875% due 04/15/2013	550	549

Triad Hospitals, Inc.
7.000% due 05/15/2012	$500	$529
7.000% due 11/15/2013	1,050	1,079
Trinity Industries, Inc.
6.500% due 03/15/2014	900	905
TRW Automotive, Inc.
9.375% due 02/15/2013	1,625	1,893
United Airlines, Inc.
6.201% due 09/01/2008 (a)	225	205
7.730% due 07/01/2010 (a)	800	711
7.186% due 04/01/2011 (a)	196	178
6.602% due 09/01/2013 (a)	500	470
US Airways Group, Inc.
9.625% due 09/01/2024 (a)	16	0
Valero Energy Corp.
7.800% due 06/14/2010	400	439
Vintage Petroleum, Inc.
7.875% due 05/15/2011	1,000	1,070
8.250% due 05/01/2012	790	875
Westlake Chemical Corp.
8.750% due 07/15/2011	260	295
Williams Cos., Inc.
7.625% due 07/15/2019	3,200	3,536
7.875% due 09/01/2021	2,800	3,136
8.750% due 03/15/2032	1,000	1,154
Wynn Las Vegas LLC
6.625% due 12/01/2014	1,100	1,095
Young Broadcasting, Inc.
8.500% due 12/15/2008	924	993
10.000% due 03/01/2011	580	622

		224,154

Utilities 17.5%
AES Corp.
9.375% due 09/15/2010	300	350
8.875% due 02/15/2011	1,275	1,463
8.750% due 05/15/2013	2,850	3,253
American Cellular Corp.
10.000% due 08/01/2011	1,600	1,380
AT&T Corp.
9.050% due 11/15/2011	3,925	4,538
9.750% due 11/15/2031	625	749
Cincinnati Bell, Inc.
7.250% due 07/15/2013	1,825	1,884
8.375% due 01/15/2014	900	916
Citizens Communications Co.
6.250% due 01/15/2013	2,000	2,025
CMS Energy Corp.
7.000% due 01/15/2005	1,950	1,950
8.900% due 07/15/2008	100	111
7.500% due 01/15/2009	2,200	2,354
7.750% due 08/01/2010	2,200	2,417
Gaz Capital S.A.
8.625% due 04/28/2034	175	206
Homer City Funding LLC
8.734% due 10/01/2026	999	1,169
IPALCO Enterprises, Inc.
8.375% due 11/14/2008	1,050	1,187
8.625% due 11/14/2011	490	551
Midwest Generation LLC
8.560% due 01/02/2016	5,375	6,047
8.750% due 05/01/2034	2,550	2,907
MSW Energy Holdings LLC
7.375% due 09/01/2010	650	686
Nevada Power Co.
5.875% due 01/15/2015	200	203
Nextel Communications, Inc.
9.500% due 02/01/2011	1	1
6.875% due 10/31/2013	2,750	2,998
5.950% due 03/15/2014	500	520
7.375% due 08/01/2015	1,875	2,072
Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,208
NRG Energy, Inc.
8.000% due 12/15/2013	2,550	2,792

See accompanying notes	December 31, 2004	Annual Report	9

Schedule of Investments (Cont.)

High Yield Portfolio

December 31, 2004

Principal
Amount	Value
(000s)	(000s)

PSEG Energy Holdings LLC
7.750% due 04/16/2007	$700	$744
8.625% due 02/15/2008	850	937
10.000% due 10/01/2009	690	819
8.500% due 06/15/2011	2,175	2,493
Qwest Capital Funding, Inc.
7.900% due 08/15/2010	1,200	1,218
7.250% due 02/15/2011	2,600	2,561
Qwest Services Corp.
14.000% due 12/15/2010	3,000	3,623
Reliant Energy, Inc.
9.250% due 07/15/2010	1,975	2,212
9.500% due 07/15/2013	850	970
6.750% due 12/15/2014	1,000	999
Rogers Wireless Communications, Inc.
7.250% due 12/15/2012	150	160
8.000% due 12/15/2012	900	956
6.375% due 03/01/2014	350	348
7.500% due 03/15/2015	375	398
Rural Cellular Corp.
8.250% due 03/15/2012	950	1,009
South Point Energy
8.400% due 05/30/2012	1,591	1,520
TECO Energy, Inc.
10.500% due 12/01/2007	1,900	2,199
7.500% due 06/15/2010	1,650	1,832
Texas Genco LLC
6.875% due 12/15/2014	700	727
Time Warner Telecom Holdings, Inc.
9.250% due 02/15/2014	500	513
Triton PCS, Inc.
8.500% due 06/01/2013	575	558

		72,733

Total Corporate Bonds & Notes (Cost $308,771)		324,597

MUNICIPAL BONDS & NOTES 0.2%

New Jersey State Tobacco Securitization Agency Revenue Bonds, Series 2003
6.375% due 06/01/2032	650	629

Total Municipal Bonds & Notes (Cost $624)		629

MORTGAGE-BACKED SECURITIES 0.2%

Continental Airlines, Inc.
6.920% due 04/02/2013 (h)	815	815

Total Mortgage-Backed Securities (Cost $733)		815

ASSET-BACKED SECURITIES 4.3%

Allegheny Energy, Inc.
5.010% due 03/08/2011 (b)	287	293
5.060% due 03/08/2011 (b)	143	146
5.060% due 03/08/2011 (b)	674	686
5.160% due 03/08/2011 (b)	307	312
Brenntag AG
4.730% due 02/28/2012 (b)	1,250	1,261
Centennial Communications
4.920% due 01/20/2011 (b)	754	765
4.920% due 01/20/2011 (b)	71	72
5.150% due 01/20/2011 (b)	31	31
5.380% due 01/20/2011 (b)	38	38
El Paso Corp.
5.188% due 11/22/2009 (b)	1,250	1,263
5.188% due 11/22/2009 (b)	750	756
General Growth Properties
4.530% due 11/12/2007 (b)	1,500	1,501
4.530% due 11/12/2008 (b)	500	502
Headwaters, Inc.
5.330% due 04/30/2011 (b)	1,958	1,986

Inmarsat Ventures PLC
5.502% due 10/10/2010 (b)		$549	$552
5.502% due 10/10/2010 (b)		1	1
6.002% due 10/10/2011 (b)		549	554
6.002% due 10/10/2011 (b)		2	3
Invensys PLC
5.477% due 09/30/2009 (b)		30	31
5.477% due 09/30/2009 (b)		366	372
6.757% due 12/30/2009 (b)		900	927
Midwest Generation LLC
4.570% due 04/27/2011 (b)		1,000	1,016
4.731% due 04/27/2011 (b)		358	363
5.256% due 04/27/2011 (b)		490	498
PanAmSat Corp.
4.630% due 08/20/2009 (b)		324	326
4.630% due 08/20/2009 (b)		676	679
Qwest Corp.
7.390% due 06/30/2007 (b)		1,850	1,932
Tucson Electric Power Co.
2.450% due 03/30/2009 (b)		1,000	1,009

Total Asset-Backed Securities (Cost $17,714)			17,875

SOVEREIGN ISSUES 7.3%

Republic of Brazil
3.063% due 04/15/2006 (b)		792	794
11.000% due 01/11/2012		800	975
3.125% due 04/15/2012 (b)		88	85
10.250% due 06/17/2013		200	236
8.000% due 04/15/2014		9,275	9,551
8.250% due 01/20/2034		1,100	1,074
Republic of Guatemala
9.250% due 08/01/2013		1,075	1,232
Republic of Panama
9.625% due 02/08/2011		1,725	2,044
9.375% due 07/23/2012		375	446
8.875% due 09/30/2027		1,050	1,160
Republic of Peru
9.125% due 01/15/2008		600	685
9.125% due 02/21/2012		2,050	2,398
9.875% due 02/06/2015		775	953
4.500% due 03/07/2017 (b)		600	566
5.000% due 03/07/2017 (b)		220	212
Republic of Ukraine
11.000% due 03/15/2007		285	306
6.875% due 03/04/2011		500	513
7.650% due 06/11/2013		775	831
Russian Federation
8.250% due 03/31/2010		1,000	1,112
11.000% due 07/24/2018		750	1,053
5.000% due 03/31/2030 (b)		3,885	4,023

Total Sovereign Issues (Cost $28,453)			30,249

FOREIGN CURRENCY-DENOMINATED ISSUES (i) 1.9%

Aspropulsion Capital BV
9.625% due 10/01/2013	EC	200	316
BCP Caylux Holdings Luxembourg S.A.
10.375% due 06/15/2014		300	476
Cirsa Finance Luxembourg S.A.
8.000% due 05/15/2014		50	76
8.750% due 05/15/2014		100	153
El Paso Corp.
5.750% due 03/14/2006		700	978
Johnsondiversey, Inc.
9.625% due 05/15/2012		350	538
JSG Funding PLC
10.125% due 10/01/2012		650	1,016
Koninklijke Hoogovens NV
5.625% due 06/24/2008	NG	1,800	1,188
Kronos International, Inc.
8.875% due 06/30/2009	EC	300	443

Lighthouse International Co. S.A.
8.000% due 04/30/2014	EC	1,770	$2,490

Total Foreign Currency-Denominated Issues (Cost $6,009)			7,674

COMMON STOCKS 0.0%
	Shares
Communications 0.0%
Dobson Communications Corp. (c)		85,601	147

Total Common Stocks (Cost $564)			147

CONVERTIBLE PREFERRED STOCK 0.0%

Dobson Communications Corp.
6.000% due 08/19/2016		650	42

Total Convertible Preferred Stock (Cost $109)			42

CONVERTIBLE BONDS & NOTES 0.8%
	Principal Amount (000s)
Industrials 0.2%
Dimon, Inc.
6.250% due 03/31/2007		$850	833

Utilities 0.6%
AES Corp.
4.500% due 08/15/2005		1,500	1,515
Nextel Communications, Inc.
5.250% due 01/15/2010		350	360
Rogers Communications, Inc.
2.000% due 11/26/2005		665	657

			2,532

Total Convertible Bonds & Notes (Cost $3,238)			3,365

PREFERRED SECURITY 0.6%

Fresenius Medical Care Capital Trust II
7.875% due 02/01/2008		2,050	2,230

Total Preferred Security (Cost $2,172)			2,230

PREFERRED STOCK 0.1%
	Shares
Fannie Mae
7.000% due 12/31/2049 (b)		10,000	570

Total Preferred Stock (Cost $500)			570

SHORT-TERM INSTRUMENTS 5.3%
	Principal Amount (000s)
Commercial Paper 4.6%
Fannie Mae
2.203% due 02/23/2005		$200	199
2.221% due 02/23/2005		1,600	1,595
2.110% due 03/01/2005		900	897
2.285% due 03/09/2005		2,000	1,991
2.230% due 03/15/2005		1,400	1,393
2.390% due 03/16/2005		300	299
2.390% due 04/15/2005		1,300	1,291
General Electric Capital Corp.
2.420% due 03/11/2005		500	498
HBOS Treasury Services PLC
2.000% due 02/02/2005		400	399
Rabobank USA Financial Corp.
2.170% due 01/03/2005		200	200

10	Annual Report	December 31, 2004	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

UBS Finance, Inc.
2.390% due 01/05/2005	$5,300	$5,299
1.930% due 01/24/2005	900	899
1.940% due 01/25/2005	4,000	3,995
2.070% due 02/28/2005	300	299

		19,254

Repurchase Agreement 0.5%
State Street Bank
1.900% due 01/03/2005	1,857	1,857

(Dated 12/31/2004. Collateralized by Freddie Mac 1.500% due 08/15/2005 valued at $1,895. Repurchase proceeds are $1,857.)
U.S. Treasury Bill 0.2%
2.203% due 03/17/2005 (d)(e)	1,000	995

Total Short-Term Instruments (Cost $22,108)		22,106

Total Investments 99.0%		$410,299
(Cost $390,995)
Written Options (g) (0.2%)		(841)
(Premiums $783)
Other Assets and Liabilities (Net) 1.2%		4,947

Net Assets 100.0%		$414,405

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Security is in default.

(b) Variable rate security.

(c) Non-income producing security.

(d) Securities with an aggregate market value of $248 have been pledged as collateral for swap and swaption contracts at December 31, 2004.

(e) Securities with an aggregate market value of $747 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
Eurodollar June Long Futures	06/2005	68	$(120)
Eurodollar September Long Futures	09/2005	88	(142)
Euribor Purchased Put Options Strike @ 89.000	03/2005	310	(4)
U.S. Treasury 10-Year Note Long Futures	03/2005	189	(81)

			$(347)

(f) Swap agreements outstanding at December 31, 2004:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation
Bank of America	3-month USD-LIBOR	Receive	5.000%	06/15/2015	$4,250	$19
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	5.000%	06/15/2015	2,200	10
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	5.000%	06/15/2015	2,800	21
Morgan Stanley Dean Witter & Co.	3-month USD-LIBOR	Receive	5.000%	06/15/2015	6,650	38

						$88

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bear Stearns & Co., Inc.	MCI, Inc. 6.688% due 05/01/2009	Sell	1.750%	09/20/2005	$2,000	$20
Bear Stearns & Co., Inc.	AT&T Corp. 7.300% due 11/15/2011	Sell	1.520%	12/20/2007	1,000	29
Credit Suisse First Boston	MCI, Inc. 7.735% due 05/01/2014	Sell	1.150%	12/20/2005	1,000	9
Credit Suisse First Boston	Nextel Communications, Inc. 7.375% due 08/01/2015	Sell	1.320%	12/20/2007	1,000	30
Lehman Brothers, Inc.	General Motors Corp. 7.100% due 03/15/2006	Sell	0.820%	12/20/2005	2,000	(2)
Merrill Lynch & Co., Inc.	TECO Energy, Inc. 7.500% due 06/15/2010	Sell	1.680%	12/20/2009	1,000	33

						$119

See accompanying notes	December 31, 2004	Annual Report	11

Schedule of Investments (Cont.)

High Yield Portfolio

December 31, 2004

(g) Premiums received on written options:
Name of Issuer		Exercise Price		Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Note March Futures		$114.000		02/18/2005	105	$47	$25
Put - CBOT U.S. Treasury Note March Futures		109.000		02/18/2005	105	46	18

						$93	$43

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	5.000	%**	01/07/2005	9,100	$215	$376
Put - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	7.000	%*	01/07/2005	9,100	190	0
Call - OTC 7-Year Interest Rate Swap	Wachovia Bank N.A.	5.500	%**	01/07/2005	5,900	285	422

						$690	$798

* The Portfolio will pay a floating rate based on 3-month USD-LIBOR.
** The Portfolio will receive a floating rate based on 3-month USD-LIBOR.

(h) Restricted security as of December 31, 2004:
Issuer Description	Coupon Rate	Maturity Date		Acquisition Date	Cost as of December 31, 2004	Market Value as of December 31, 2004	Market Value as Percentage of Net Assets
Bombardier Capital, Inc.	7.090%	03/30/2007		08/11/2003	$1,006	$1,015	0.24%
Continental Airlines, Inc.	6.920%	04/02/2013		07/01/2003	733	815	0.20%
Ferrellgas Partners LP	6.990%	08/01/2005		06/30/2003	994	1,016	0.25%
Ferrellgas Partners LP	8.870%	08/01/2009		06/30/2003	1,322	1,368	0.33%

					$4,055	$4,214	1.02%

(i) Forward foreign currency contracts outstanding at December 31, 2004:
Type	Currency	Principal Amount Covered by Contract		Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EC	214		01/2005	$7	$0	$7
Sell		5,778		01/2005	0	(97)	(97)
Buy	JY	167,529		01/2005	71	0	71

					$78	$(97)	$(19)

12	Annual Report	December 31, 2004	See accompanying notes

Notes to Financial Statements

December 31, 2004

1. Organization

The High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses, notional principal contracts, certain asset-backed securities, certain futures and forward contracts, tax straddles, and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

December 31, 2004	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2004

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Currency symbols utilized throughout reports are defined as follows:

EC	-	Euro
JY	-	Japanese Yen
NG	-	Netherlands Guilder

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Loan Agreements. The Portfolio may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the end of the period, the Portfolio had no unfunded loan commitments.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

14	Annual Report	December 31, 2004

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted Securities. The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage their exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. There was no effect on the portfolio’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period. Reclassification from net investment income to net realized gain/loss and net change in unrealized gain/loss in the Statement of Operations and Statement of Changes in Net Assets is as follows:

	12/31/2004	12/31/2003	12/31/2002
Net Investment Income Increase (Decrease)	$(565,101)	$(526,777)	$(443,767)
Net Realized Gain/Loss Increase	622,601	505,063	397,202
Net Change in Unrealized Gain/Loss Increase (Decrease)	(57,500)	21,714	46,565

The effect of the reclassification on the Financial Highlights is as follows:

	12/31/2004	12/31/2003	12/31/2002
Net Investment Income (Decrease)	$(0.01)	$(0.01)	$(0.01)
Net Realized/Unrealized Gain (Loss) on Investments Increase	0.01	0.01	0.01
Ratio of Net Investment Income to Average Net Assets (Decrease)	(0.13)%	(0.08)%	(0.11)%

December 31, 2004	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2004

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.35%.

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PAD was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ending December 31, 2004, each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2004 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$4,988	$4,961	$493,232	$964,132

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2003	$1,902
Sales	1,054
Closing Buys	(418)
Expirations	(1,755)
Exercised	0
Balance at 12/31/2004	$783

6. In-Kind Transactions

For the year ended December 31, 2004, the Portfolio realized gains and losses from in-kind redemptions of approximately (amounts in thousands) as follows:

Realized Gains	Realized Losses
$ 28,563	$ (4,953)

16	Annual Report	December 31, 2004

7. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2004		Year Ended 12/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	38	$298	0	$0
Administrative Class	27,559	225,123	106,916	820,631

Issued as reinvestment of distributions

Institutional Class	2	14	1	1
Administrative Class	4,089	33,322	6,690	52,190

Cost of shares redeemed

Institutional Class	(1)	(7)	0	0
Administrative Class	(98,992)	(796,285)	(64,075)	(487,714)

Net increase (decrease) resulting from Portfolio share transactions	(67,305)	$(537,535)	49,532	$385,108

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	96
Administrative Class	3	89	*

*	Allianz Life Insurance Co., an indirect wholly owned subsidiary of Allianz Global Investors of America L.P. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

8. Federal Income Tax Matters

As of December 31, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(2)	Post-October Deferral
$ 0	$0	$(1,008)	$0	$(10,995)	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, foreign currency transactions, swap contracts, amortization of swap premiums and tax straddle deferrals.

(2)	Capital loss carryover which expires in December 31, 2010 may be limited under current tax laws.

As of December 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)
$ 391,122	$22,069	$(2,892)	$19,177

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

December 31, 2004	Annual Report	17

Notes to Financial Statements (Cont.)

December 31, 2004

For the fiscal year ended December 31, 2004, the Portfolio made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
$ 36,840	$0	$0

The net realized gain from in-kind redemptions in the Portfolio has been reclassified from accumulated undistributed net capital gains to paid-in-capital to more appropriately conform financial accounting to tax accounting. See Note 6 to Financial Statements.

9. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”), PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust (in their capacity as Trustees of the PIMS or MMS Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, PAD and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

18	Annual Report	December 31, 2004

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the calendar year was designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2004:

High Yield Portfolio	1.07%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

High Yield Portfolio	1.06%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

December 31, 2004	Annual Report	19

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Institutional Shareholders of the High Yield Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional share class presents fairly, in all material respects, the financial position of the High Yield Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2005

20	Annual Report	December 31, 2004

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (45) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

R. Wesley Burns* (45) President and Trustee	08/1997 to present	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Managing Director, PIMCO.	79	None

Non-Interested Trustees

E. Philip Cannon (64) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Funds: Multi-Manager Series.	111	None

Vern O. Curtis (70) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	79	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan (65) Trustee	05/2000 to present	Private Investor and Business Advisor; Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Director, Freedom Communications; Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	79	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (66) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	79	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an "interested person" of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

December 31, 2004	Annual Report	21

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (41)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (34) Chief Compliance Officer	07/2004 to present	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (60)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (41)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (59)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
Henrik P. Larsen (34)	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.
Vice President
Michael J. Willemsen (44) Vice President	08/1997 to present (since 02/2002 as Vice President )	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (58)	08/1997 to present	Specialist, PIMCO.
Secretary
John P. Hardaway (47)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (35)	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.
Assistant Treasurer

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

22	Annual Report	December 31, 2004

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Information about how the Portfolio’s voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling the Portfolio at 1-800-927-4648, visiting our website at http://www.pimco.com and on the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio is available by calling the Portfolio at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Portfolio’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling the Portfolio at 1-800-927-4648 or visiting our website at http://www.pimco.com. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

Item 2.	Code of Ethics

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer and principal financial officer. During the period, the Code was amended to clarify certain defined terms, address the role of the registrant’s Chief Compliance Officer and provide for the public disclosure of any amendments or waivers. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert

(a) The Board of Directors has determined that Vern O. Curtis, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Curtis is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2004	$215,555
	December 31, 2003	$184,446

(b)	Fiscal Year Ended	Audit-Related Fees
	December 31, 2004	$31,916
	December 31, 2003	$30,400

(c)	Fiscal Year Ended	Tax Fees
	December 31, 2004	$18,745
	December 31, 2003	$16,039

(d)	Fiscal Year Ended	All Other Fees
	December 31, 2004	$—
	December 31, 2003	$—

(e)	Pre-approval policies and procedures

(1)	The registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the registrant by its independent registered public accounting firm, and (ii) all permissible non-audit services to be provided by such independent registered public accounting firm to the registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent registered public accounting firm to certify the registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)		Aggregate Non-Audit Fees Billed to Entity
	Entity	December 31, 2004	December 31, 2003
	PIMCO Variable Insurance Trust	$50,661	$46,439
	PIMCO	$186,454	$143,112

	Totals	$237,115	$189,551

	(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant’s which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants—Not applicable.

Item 6.	Schedule of Investments. The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies—Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies—Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases—Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders—Not applicable.

Item 11.	Controls and Procedures

	(a)	The principal executive officer and principal financial officer of PIMCO Variable Insurance Trust (“Trust”) have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Trust’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.	Exhibits

	(a)(1)	Exhibit 99. CODE—Certifications pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Variable Insurance Trust

By:	/s/ R. WESLEY BURNS
R. Wesley Burns
President, Principal Executive Officer

Date:	March 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. WESLEY BURNS
R. Wesley Burns
President, Principal Executive Officer

Date:	March 9, 2005

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date:	March 9, 2005